UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM N-PX

             ANNUAL REPORT OF PROXY VOTING OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                           U.S. GLOBAL INVESTORS FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

                  Registrant's telephone number, including area
                               code: 210-308-1234

                        Date of fiscal year end: JUNE 30

                    Date of reporting period: JUNE 30, 2004






ITEM 1. PROXY VOTING RECORD.


                                                        Vote Summary Report
                                                    Apr 01, 2004 - Jun 30, 2004

All American Fund

Mtg               Company/                                            Mgmt        Vote          Record                       Shares
Date/Type         Ballot Issues                          Security     Rec         Cast          Date          Prpnent         Voted
----------------- -------------------------------------- ------------ ----------- ------------- ------------- ----------- ----------
------------------------------------------------------------------------------------------------------------------------------------

05/11/04 - A      3M CO *MMM*                            88579Y101                              03/12/04                      1,400
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Edward A. Brennan ---
                          Withhold
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exceptions  of  insider  W.  James  McNerney,   Jr.  and
                             independent  outsiders  Kevin W.  Sharer  and  Edward A.
                             Brennan.  We recommend that shareholders  WITHHOLD votes
                             from W.  James  McNerney,  Jr.,  Kevin  W.  Sharer,  and
                             Edward A. Brennan for failure to implement  the proposal
                             to submit the  company's  poison  pill to a  shareholder
                             vote.
                  1.2     Elect Director Michael L. Eskew --- For
                  1.3     Elect Director W. James McNerney, Jr. ---
                          Withhold
                  1.4     Elect Director Kevin W. Sharer ---
                          Withhold
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 1,500,000,000 shares, is
                             below the allowable threshold of 2,025,000,000
                             shares. We recommend a vote FOR Item 3.
                  4       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Absent an  established  lead director  with  substantial
                             duties as  outlined  in (1) to (7),  we  believe  that a
                             company  of  this  size   should  be  able  to  find  an
                             independent  qualified  director  willing  to  serve  as
                             chairman. We recommend FOR the proposal.


04/21/04 - A      7-Eleven, Inc. *SE*                    817826209                              02/27/04                      6,400
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Toshifumi Suzuki ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of insiders Toshifumi Suzuki, Masaaki
                             Asakura, Masaaki Kamata, James W. Keyes and Kazuo
                             Otsuka. We recommend that shareholders WITHHOLD
                             votes from Toshifumi Suzuki, Masaaki Asakura,
                             Masaaki Kamata, James W. Keyes and Kazuo Otsuka for
                             failure to establish a majority independent board.
                  1.2     Elect Director Yoshitami Arai --- For
                  1.3     Elect Director Masaaki Asakura ---
                          Withhold
                  1.4     Elect Director Jay W. Chai --- For
                  1.5     Elect Director R. Randolph Devening ---
                          For
                  1.6     Elect Director Gary J. Fernandes --- For
                  1.7     Elect Director Masaaki Kamata --- Withhold
                  1.8     Elect Director James W. Keyes --- Withhold
                  1.9     Elect Director Kazuo Otsuka --- Withhold
                  1.10    Elect Director Lewis E. Platt --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Other Business                              For         Against                     Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/27/04 - A      Ace Ltd. *ACE*                         G0070K103                              04/08/04                      4,000
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Brian Duperreault --- For
                             These are routine board elections.
                  1.2     Elect Director Robert M. Hernandez --- For
                  1.3     Elect Director Peter Menikoff --- For
                  1.4     Elect Director Robert Ripp --- For
                  1.5     Elect Director Dermot F. Smurfit --- For
                  2       PROPOSAL TO APPROVE THE ACE LIMITED 2004    For         For                         Mgmt
                          LONG-TERM INCENTIVE PLAN.
                             V. Vote Recommendation The total cost of the
                             company's plans of 6.25 percent is within the
                             allowable cap for this company of 10.65 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  3       PROPOSAL TO RATIFY THE APPOINTMENT OF       For         For                         Mgmt
                        PRICEWATERHOUSECOOPERS LLP AS THE
                     INDEPENDENT ACCOUNTANTS OF ACE LIMITED
                     FOR THE FISCAL YEAR ENDING DECEMBER 31,
                          2004.


05/20/04 - A      Advanced Fibre Communications, Inc.    00754A105                              03/23/04                      4,000
                  *AFCI*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/30/04 - A      Alcoa Inc. *AA*                        013817101                              02/02/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Alain J.P. Belda --- For
                  1.2     Elect Director Carlos Ghosn --- For
                  1.3     Elect Director Henry B. Schacht --- For
                  1.4     Elect Director Franklin A. Thomas --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.27 percent is within the allowable cap
                             for this company of 6.52 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Report on Pay Disparity                     Against     Against                     ShrHoldr
                             Based  on our  concerns  regarding  the  utility  of the
                             proposed  report,  and the independence of the company's
                             compensation   committee,   we  do  not   believe   that
                             preparation   of  the   requested   report  would  yield
                             meaningful  information  to  shareholders  regarding the
                             efficacy  of  the   company's   executive   compensation
                             policies and practices.
                  4       Submit Severance Agreement                  Against     Against                     ShrHoldr
                          (Change-in-Control) to Shareholder Vote
                             In this case, we believe that the ceiling set by
                             the proponent of 2.00 times the sum of an
                             executive's base salary and bonus is lower than the
                             standard threshold level of 2.99 times of base
                             salary and bonus of severance remuneration for
                             corporate executives that should be subject to a
                             shareholder vote. Additionally, Alcoa's board of
                             directors has adopted a policy to require
                             shareholder approval of future severance agreements
                             if such agreements would result in a payment excess
                             of 2.99 times the salary and bonus of the executive
                             based on the 2003 annual shareholder meeting.
                             Therefore, ISS finds the proposal in this case
                             overly restrictive and recommends voting AGAINST
                             it.


04/26/04 - A      American Express Co. *AXP*             025816109                              02/27/04                      4,600
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Daniel F. Akerson --- For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exception of affiliated  outsider Vernon E. Jordan,  Jr.
                             We  recommend  that  shareholders  WITHHOLD  votes  from
               Vernon E. Jordan, Jr. for sitting on more than six
                             boards.
                  1.2     Elect Director Charlene Barshefsky --- For
                  1.3     Elect Director William G. Bowen --- For
                  1.4     Elect Director Ursula M. Burns --- For
                  1.5     Elect Director Kenneth I. Chenault --- For
                  1.6     Elect Director Peter R. Dolan --- For
                  1.7     Elect Director Vernon E. Jordan, Jr. ---
                          For
                  1.8     Elect Director Jan Leschly --- For
                  1.9     Elect Director Richard A. McGinn --- For
                  1.10    Elect Director Edward D. Miller --- For
                  1.11    Elect Director Frank P. Popoff --- For
                  1.12    Elect Director Robert D. Walter --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Establish Term Limits for Directors         Against     Against                     ShrHoldr
                             Under an effective corporate governance system,
                             shareholders have the right to express their
                             preferences each year by voting on directors at the
                             annual meeting. Thus, shareholders can remove or
                             reelect directors as they see fit.
                  4       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             American Express, we note that the company complies
                             with federal, state, and local laws regarding
                             contributions to political candidates or
                             organizations. Further, the company offers to
                             provide information on political contributions to
                             shareholders upon request. Therefore, the scope of
                             the disclosure requested in this proposal may not
                             be substantially different from information
                             currently available, and may not provide any
                             significant benefit to shareholders. As such, it
                             does not appear that preparing and publicizing such
                             reports in the manner requested by the proponent
                             would be the most effective use of company assets.


05/19/04 - A      American International Group, Inc.     026874107                              03/26/04                      2,200
                  *AIG*
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director M. Bernard Aidinoff --- For
                  1.2     Elect Director Pei-Yuan Chia --- For
                  1.3     Elect Director Marshall A. Cohen --- For
                  1.4     Elect Director Willaim S. Cohen --- For
                  1.5     Elect Director Martin S. Feldstein --- For
                  1.6     Elect Director Ellen V. Futter --- For
                  1.7     Elect Director Maurice R. Greenberg ---
                          For
                  1.8     Elect Director Carla A. Hills --- For
                  1.9     Elect Director Frank J. Hoenemeyer --- For
                  1.10    Elect Director Richard C. Holbrooke ---
                          For
                  1.11    Elect Director Donald P. Kanak --- For
                  1.12    Elect Director Howard I. Smith --- For
                  1.13    Elect Director Martin J. Sullivan --- For
                  1.14    Elect Director Edmund S.W. Tse --- For
                  1.15    Elect Director Frank G. Zarb --- For
                  2       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.
                  3       Approve Non-Employee Director Stock         For         For                         Mgmt
                          Option Plan
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 2.17 percent is within the allowable cap
                             for this company of 8.00 percent.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             AIG, we note that the company complies with state
                             and local laws regarding contributions to political
                             candidates or organizations. Further, the extensive
                             scope of the reports requested in this proposal may
                             not be substantially different from information
                             currently available and could prove costly and
                             difficult for the company to publish in a formal
                             report. As such, it does not appear that preparing
                             and publicizing such reports in the manner
                             requested by the proponent would be the most
                             effective use of shareholder funds.
                  6       Divest from Tobacco Equities                Against     Against                     ShrHoldr
                             Therefore, because of the restrictive format and
                             potential financial impact of this proposal, we do
                             not recommend shareholder support for this
                             resolution.
                  7       Link Executive Compensation to Predatory    Against     Against                     ShrHoldr
                          Lending
                             While AIG does not explicitly address the issue of
                             predatory lending as a function of executive
                             compensation, ISS notes that the company has an
                             independent compensation committee and a charter
                             that discusses the factors used in determining
                             executive compensation. Additionally, although some
                             lending institutions may have adopted policies that
                             generally link executive compensation to
                             responsible business practices, it does not appear
                             that the company's main competitors specifically
                             tie any portion of executive compensation to
                             predatory lending. Moreover, the company's current
                             compensation levels have not been the subject of
                             recent, significant controversy. ISS also notes
                             that the company has policies and processes aimed
                             at eliminating instances of predatory lending
                             within the company's operations, including
                             compliance review by the legal and compliance
                             departments. Based on these policies to ensure
                             compliance with laws aimed at preventing predatory
                             lending, the independence of the compensation
                             committee, and the absence of controversy
                             surrounding current executive compensation we do
                             not believe that this review and a subsequent
                             report are necessary at this time.


05/13/04 - A      Amgen, Inc. *AMGN*                     031162100                              03/19/04                      4,400
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Frank J. Biondi, Jr. ---
                          For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Jerry D. Choate.
                             We recommend that shareholders WITHHOLD votes from
                             Jerry D. Choate for standing as an affiliated
                             outsider on the Audit and Compensation committees.
                  1.2     Elect Director Jerry D. Choate ---
                          Withhold
                  1.3     Elect Director Frank C. Herringer --- For
                  1.4     Elect Director Gilbert S. Omenn --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Prepare Glass Ceiling Report                Against     Against                     ShrHoldr
                  4       Expense Stock Options                       Against     For                         ShrHoldr


04/28/04 - A      Anheuser-Busch Companies, Inc. *BUD*   035229103                              03/01/04                      2,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/13/04 - A      Applebee's International, Inc.         037899101                              03/15/04                      4,000
                  *APPB*
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Jack P. Helms --- For
                  1.2     Elect Director Lloyd L. Hill --- For
                  1.3     Elect Director Burton M. Sack --- For
                  1.4     Elect Director Michael A. Volkema --- For
                  1.5     Elect Director Steven K. Lumpkin --- For
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 8.35 percent is within the allowable cap
                             for this company of 19.93 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Approve Employee Stock Purchase Plan        For         For                         Mgmt
                             ISS  approves  of this plan  because  it  complies  with
                             Section 423 of the Internal  Revenue Code, the number of
                             shares being  reserved is relatively  conservative,  the
                             offering  period is reasonable,  and there are limits on
                             participation.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       Report on Genetically Modified Organisms    Against     Against                     ShrHoldr
                             In this case, the proponent is asking for a report
                             on the company's policies regarding GE ingredients
                             as well as any contingency plan for sourcing non-GE
                             ingredients should the need arise. While we
                             generally support proposals that seek to provide
                             shareholders with greater disclosure regarding the
                             risks associated with their investment, we believe
                             that generating such a report could be time
                             consuming and costly to the company without
                             providing significant value to shareholders. Since
                             the government bodies tasked with determining the
                             health and safety have determined that GE
                             ingredients are not significantly different from
                             conventional products, certain raw materials have
                             seen a tremendous growth in the use of the GE
                             products. This type of market saturation, combined
                             with potential difficulties in determining a
                             difference between engineered and conventional
                             products with current testing procedures may result
                             in inaccurate results. We further note that the
                             company currently meets government standards with
                             regards to food safety issues. Finally, we believe
                             that planning alternatives for sourcing non-GE
                             ingredients, should the situation require, would be
                             based largely on speculation about future
                             restrictions and legislation and may not be
                             ultimately beneficial to the company or its
                             shareholders. Based on the potential expenses and
                             difficulty acquiring reliable results in testing GE
                             ingredients, we do not feel this report would be a
                             beneficial use of shareholder assets.


05/06/04 - A      Avon Products, Inc. *AVP*              054303102                              03/15/04                      2,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Edward T. Fogarty --- For
                             We recommend a vote FOR the directors with the
                             exception of Maria Elena Lagomasino. We recommend
                             that shareholders WITHHOLD votes from Maria Elena
                             Lagomasino for standing as an affiliated outsider
                             on the Compensation and Nominating committees.
                  1.2     Elect Director Susan J. Kropf --- For
                  1.3     Elect Director Maria Elena Lagomasino ---
                          Withhold
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 700,000,000 shares is
                             below the allowable threshold of 880,000,000
                             shares.
                  4       Declassify the Board of Directors           Against     For                         ShrHoldr
                             The  ability  to  elect  directors  is the  single  most
                             important  use of the  shareholder  franchise,  and  all
                             directors  should be  accountable  on an annual basis. A
                             classified    board   can   entrench    management   and
                             effectively   preclude   most  takeover  bids  or  proxy
                             contests.  Board  classification  forces  dissidents and
                             would-be  acquirers  to  negotiate  with  the  incumbent
                             board,  which  has the  authority  to  decide  on offers
                             without a shareholder vote.
                  5       Report on Feasibility of Removing           Against     Against                     ShrHoldr
                         Parabens from Company Products
                             As regulatory authorities approve of paraben use
                             and replacing them with other preservatives could
                             present potential health risks, we recommend
                             shareholders do not approve this proposal at this
                             time.
                  6       Report on Feasibility of Removing Dibutyl   Against     Against                     ShrHoldr
                         Phthalate from Company Products
                             While ISS notes that the proponent has raised some
                             issues of concern, we believe that the company has
                             taken appropriate steps to ensure that its products
                             comply with laws and regulations related to
                             consumer safety. Moreover, since the product is
                             approved for cosmetic applications by the
                             government organizations tasked with evaluating
                             consumer product safety, and science on this issue
                             remains inconclusive, ISS believes that undertaking
                             the expense preparing a report to evaluate the
                             feasibility of removing this chemical from its
                             products based on speculation is unnecessary. As
                             such, we do not recommend shareholder support for
                             this resolution.


05/11/04 - A      Benchmark Electronics, Inc. *BHE*      08160H101                              03/31/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 18.40 percent is within the allowable cap
                             for this company of 19.79 percent.
                  3       Ratify Auditors                             For         For                         Mgmt


04/29/04 - A      Broadcom Corp. *BRCM*                  111320107                              03/05/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director George L. Farinsky --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director John Major --- For
                  1.3     Elect Director Alan E. Ross --- For
                  1.4     Elect Director Henry Samueli, Ph.D. ---
                          For
                  1.5     Elect Director Robert E. Switz --- For
                  1.6     Elect Director Werner F. Wolfen --- For
                  2       Amend Omnibus Stock Plan                    For         Against                     Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 63.26 percent is above the allowable cap
                             for this company of 12.40 percent. Additionally,
                             this company has repriced stock options without
                             shareholder approval in the past. The plan allows
                             repricing of underwater stock options without
                             shareholder approval, which we believe reduces the
                             incentive value of the plan.
                  3       Ratify Auditors                             For         For                         Mgmt


04/21/04 - A      Burlington Resources Inc. *BR*         122014103                              02/23/04                      1,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Barbara T. Alexander ---
                          For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exceptions of  affiliated  outsiders  Walter Scott,  Jr.
                             and  Kenneth W. Orce.  We  recommend  that  shareholders
                             WITHHOLD  votes from Walter  Scott,  Jr. for standing as
                             an   affiliated   outsider  on  the   Compensation   and
                             Nominating committees,  and Kenneth W. Orce for standing
                             as an affiliated outsider on the Nominating Committee.
                  1.2     Elect Director Reuben V. Anderson --- For
                  1.3     Elect Director Laird I. Grant --- For
                  1.4     Elect Director Robert J. Harding --- For
                  1.5     Elect Director John T. LaMacchia --- For
                  1.6     Elect Director Randy L. Limbacher --- For
                  1.7     Elect Director James F. McDonald --- For
                  1.8     Elect Director Kenneth W. Orce ---
                          Withhold
                  1.9     Elect Director Donald M. Roberts --- For
                  1.10    Elect Director James A. Runde --- For
                  1.11    Elect Director John F. Schwarz --- For
                  1.12    Elect Director Walter Scott, Jr. ---
                          Withhold
                  1.13    Elect Director Bobby S. Shackouls --- For
                  1.14    Elect Director Steven J. Shapiro --- For
                  1.15    Elect Director William E. Wade, Jr. ---
                          For
                  2       Approve Increase in Common Stock and a      For         For                         Mgmt
                          Stock Split
                  3       Ratify Auditors                             For         For                         Mgmt


05/26/04 - A      Calpine Corp. *CPN*                    131347106                              03/29/04                     20,000
                  1       Elect Directors                             For         Withhold                    Mgmt
                  1.1     Elect Director Ann B. Curtis --- Withhold
                             We recommend withholding votes from all of the
                             nominees. We recommend that shareholders WITHHOLD
                             votes from independent outsiders Gerald Greenwald,
                             Kenneth T. Derr, and insider Ann B. Curtis for
                             failure to implement the proposal to submit the
                             company's poison pill to a shareholder vote.
                  1.2     Elect Director Kenneth T. Derr ---
                          Withhold
                  1.3     Elect Director Gerald Greenwald ---
                          Withhold
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 1,000,000,000 shares is
                             below the allowable threshold of 1,100,000,000
                             shares. We recommend a vote FOR the proposal.
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             V. Vote  Recommendation  The total cost of the company's
                             plans of 5.91  percent is within the  allowable  cap for
                             this company of 10.89 percent.  Additionally,  this plan
                             expressly forbids repricing.  Note that 35.64 percent of
                             the  grants   last  year  were  made  to  the  top  five
                             executive officers.
                  4       Amend Employee Stock Purchase Plan          For         For                         Mgmt
                             ISS  approves  of this item  because  the plan  complies
                             with  Section  423 of the  Internal  Revenue  Code,  the
                             number   of   shares    being   added   is    relatively
                             conservative,  the offering  period is  reasonable,  and
                             there are limitations on participation.
                  5       Implement Indigenous Peoples Right          Against     Against                     ShrHoldr
                          Policy/ Cease Medicine Lake Development
                             ISS generally supports proposals that call for
                             increased disclosure on matters of importance to
                             shareholders. Such transparency can assist
                             shareholders in better evaluating the business
                             risks associated with their investment. However,
                             the benefits derived from this disclosure must be
                             weighed against the cost and burden of preparing
                             the information and the potential impacts that the
                             disclosure may have on company strategy or
                             operations. In this case, ISS notes that the
                             proponents go beyond a request for increased
                             transparency or the creation of a formal policy to
                             request that the company cease its operations in a
                             particular region. While we believe that the intent
                             of this proposal raises certain valid concerns
                             regarding the company's position on indigenous
                             peoples rights, we also note that Calpine has other
                             operations in indigenous land that have
                             demonstrated a degree of successful interaction
                             with Native American groups. Further, the company
                             has received authorization from the appropriate
                             organizations to pursue development in the Medicine
                             Lake Highland region and the company believes that
                             the opportunities presented in this region could
                             prove to be valuable assets for the company.
                             Moreover, federal courts summarily dismissed the
                             litigation referenced by the proponent. Therefore,
                             we agree with the proponents that Calpine could
                             benefit from the formation of a policy on
                             indigenous peoples' rights and increased disclosure
                             on its operations in Native American territories;
                             however, ISS believes that requesting complete
                             cessation of operations or consideration of further
                             development in a region that may provide valuable
                             resources to the company is unduly restrictive, and
                             better left to a decision by Calpine's management
                             after careful review. As such, we do not recommend
                             support for the proposal at this time.
                  6       Limit Awards to Executives                  Against     Against                     ShrHoldr
                             In   this   case,   the   company   awards    long-term,
                             equity-based  incentive  awards  in the form of  options
                             with an exercise  price equal to the market price of the
                             stock  on the  day of the  grant  and  with a  four-year
                             vesting   schedule.   The   company   does   not   issue
                             performance-based  restricted shares.  Also, the company
                             does not have a holding  period or  executive  ownership
                             requirement.  While we do like some of the  elements  of
                             the restricted  stock  proposal,  including  granting of
                             restricted  stock based on  achievement  of  justifiable
                             operational   performance  criteria  and  disclosure  of
                             actual hurdle rates for the performance criteria,  given
                             the  fact  that  the  proponent   asks  for  a  complete
                             substitution  of  options  with  restricted   stock,  we
                             believe the proposal is unduly restrictive.
                  7       Include Voting Recommendations of           Against     Against                     ShrHoldr
                          Institutional Holders in Proxy Statement
                             ISS concurs with the company's argument that the
                             resolution could be expensive and unfeasible to
                             administer. Such additional corporate expenditures
                             would be hard to justify considering that proxy
                             analyses are already available to the public from a
                             variety of vendors and on the web from certain
                             institutional investors. The decision to follow
                             another institutional investor's recommendation is
                             best left with the individual shareholder.
                  8       Ratify Auditors                             For         For                         Mgmt


04/29/04 - A      Capital One Financial Corp. *COF*      14040H105                              02/29/04                      1,900
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                         Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 10.31 percent is within the
                             allowable cap for this company of 10.59 percent.
                             Additionally, this plan expressly forbids
                             repricing.


04/14/04 - A      Caterpillar Inc. *CAT*                 149123101                              02/17/04                      1,200
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director John T. Dillon --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Juan Gallardo --- For
                  1.3     Elect Director William A. Osborn --- For
                  1.4     Elect Director Gordon R. Parker --- For
                  1.5     Elect Director Edward B. Rust, Jr. --- For
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 7.76 percent is within the
                             allowable cap for this company of 8.55 percent.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Submit Shareholder Rights Plan (Poison      Against     For                         ShrHoldr
                          Pill) to Shareholder Vote
                             Although we commend the company for approving the
                             TIDE provision to the company's rights plan,
                             because poison pills greatly alter the balance of
                             power between shareholders and management,
                             shareholders should be allowed to make their own
                             evaluation of such plans.
                  5       Report on Equipment Sales to Israel         Against     Against                     ShrHoldr
                             In this case,  ISS agrees with the  company's  statement
                             on  the  issue.  While  we  recommend  that  Caterpillar
                             continuously   review   the  risks   and   opportunities
                             associated  with each market  that the company  operates
                             in,  it  would  be  overly  burdensome  and  potentially
                             costly to monitor and respond to issues  resulting  from
                             the end use of the company's products.  Further, we note
                             that   Caterpillar   complies   with  current  laws  and
                             regulations    regarding    international    operations.
                             Additionally,  we agree that  government  officials  and
                             organizations  can better address the political  aspects
                             of this proposal,  and may represent a more  appropriate
                             forum for these  concerns.  As such, we do not recommend
                             shareholder support for this proposal at this time.
                  6       Report on Operational Imact of HIV/AIDS,    Against     Against                     ShrHoldr
                          TB, and Malaria Pandemic
                             ISS generally supports proposals for increased
                             disclosure that promote good corporate citizenship
                             while enhancing long-term shareholder value. For
                             proposals related to HIV/AIDS reporting, we
                             evaluate the scope of the company's operations in
                             these markets, the company's current initiatives in
                             developing countries to help address this
                             healthcare crisis, and the nature of the company's
                             existing healthcare policies including healthcare
                             access and benefits to local workers. In this case,
                             we note that Caterpillar does not appear to provide
                             information related to the HIV/AIDS, TB, and
                             Malaria pandemic on its website; however, the
                             company does acknowledge the seriousness of the
                             health crisis in its statement on the issue in the
                             company's proxy statement. Additionally, the
                             company currently has a subsidized healthcare plan
                             that includes programs to improve accessibility to
                             treatment for employees in Africa. We further note
                             that the relative percentages of Caterpillar's net
                             earnings and total assets in the region comprise a
                             relatively small segment of the company's business.
                             While we acknowledge that Caterpillar's programs
                             and related disclosures do not appear to be as
                             extensive as some other companies operating in the
                             areas most affected by the HIV/AIDS, TB, and
                             Malaria pandemic, we believe that company has taken
                             certain actions to help address the affects of this
                             healthcare crisis on its employees in this region.
                             Additionally, when considering the limited scope of
                             Caterpillar's operations in these markets, we do
                             not believe that the report requested in this
                             proposal will provide enough substantial
                             information to shareholders to justify the
                             potential difficulties and expenses of preparing
                             the report. Therefore, we do not recommend
                             shareholder support for the resolution at this
                             time.


06/04/04 - A      Chesapeake Energy Corp. *CHK*          165167107                              04/08/04                      8,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Frank A. Keating --- For
                  1.2     Elect Director Tom L. Ward --- For
                  1.3     Elect Director Frederick B. Whittemore
                          --- For
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 150,000,000 shares is
                             below the allowable threshold of 350,000,000
                             shares.
                  3       Increase Authorized Preferred Stock         For         For                         Mgmt
                             The requested increase of 10,000,000 shares is
                             below the allowable threshold of 17,500,000 shares.


05/13/04 - A      Chicago Bridge & Iron Co. *CBI*        167250109                              04/01/04                      7,000
                          Meeting for Holders of ADRs
                  1       FIRST POSITION: BALLENGEE                   For         For                         Mgmt
                  2       FIRST POSITION: BORDAGES                    Against     Abstain                     Mgmt
                             In ISS's opinion, the candidate presented under
                             Item 1 possesses better qualifications for board
                             membership. In contrast to Bordages, the candidate
                             presented under the previous item can be classified
                             as an independent. On this basis, we recommend a
                             vote against Item 2.
                  3       SECOND POSITION: SIMPSON                    For         For                         Mgmt
                  4       SECOND POSITION: LEVENTRY                   Against     Abstain                     Mgmt
                             In ISS's opinion, the candidate presented under
                             Item 3 possesses better qualifications for board
                             membership. In contrast to Leventry, the candidate
                             presented under the previous item can be classified
                             as an independent. On this basis, we recommend a
                             vote against Item 4.
                  5       TO AUTHORIZE THE PREPARATION OF THE         For         For                         Mgmt
                          ANNUAL ACCOUNTS AND ANNUAL REPORT IN THE
                        ENGLISH LANGUAGE AND ADOPT DUTCH
                          STATUTORY ANNUAL ACCOUNTS
                  6       TO DISCHARGE MANAGEMENT BOARD AND           For         For                         Mgmt
                       SUPERVISORY BOARD FROM LIABILITY IN
                          EXERCISE OF THEIR DUTIES
                  7       TO RESOLVE THE FINAL DIVIDEND               For         For                         Mgmt
                  8       TO REPURCHASE UP TO 30% OF THE ISSUED       For         Against                     Mgmt
                          SHARE CAPITAL
                             Since the proposal would allow the company to
                             repurchase shares at a price up to 150 percent of
                             the market value, and the plan does not contain any
                             safeguards against selective buybacks, we advise a
                             vote against.
                  9       TO CANCEL SHARES TO BE ACQUIRED BY THE      For         For                         Mgmt
                        COMPANY IN ITS OWN SHARE CAPITAL
                             ISS opposes the share repurchase request under Item
                             8. Even if this proposal is defeated, however, the
                             current authorization will be valid for another six
                             months after this AGM. Cancellation of the shares
                             held in treasury would allow the company to
                             repurchase more shares at a premium up to 50
                             percent. On the other hand, if the shareholders did
                             not approve the request to cancel shares, Chicago
                             Bridge & Iron could decide to reissue the shares
                             held in treasury and thereby enable further share
                             repurchases. ISS prefers that the shares be
                             cancelled rather than issued for some undisclosed
                             purpose. We therefore recommend a vote in favor of
                             the proposal.
                  10      TO APPROVE THE EXTENSION OF THE AUTHORITY   For         For                         Mgmt
                     TO ISSUE AND/OR GRANT RIGHTS ON SHARES
                    AND TO LIMIT OR EXCLUDE PREEMPTIVE RIGHTS
                  11      TO INCREASE THE AMOUNT OF THE AUTHORIZED    For         For                         Mgmt
                          SHARE CAPITAL
                  12      TO APPOINT DELOITTE & TOUCHE AS THE         For         For                         Mgmt
                          COMPANY S INDEPENDENT PUBLIC ACCOUNTANTS


05/03/04 - A      CHINA TELECOM CORP LTD                 169426103                              03/24/04                      1,200
                          Meeting for Holders of ADRs
                  1       TO CONSIDER AND APPROVE THE CONSOLIDATED    For         For                         Mgmt
                          FINANCIAL STATEMENTS OF THE COMPANY, THE REPORT OF THE
                          BOARD OF DIRECTORS, THE REPORT OF THE SUPERVISORY
                          COMMITTEE AND THE REPORT OF THE INTERNATIONAL AUDITORS
                          FOR THE YEAR ENDED 31 DECEMBER 2003.
                  2       TO CONSIDER AND APPROVE THE PROFIT          For         For                         Mgmt
                          DISTRIBUTION PROPOSAL AND DECLARATION OF
                       A FINAL DIVIDEND FOR YEAR ENDED 31
                          DECEMBER 2003.
                  3       TO CONSIDER AND APPROVE THE ANNUAL          For         For                         Mgmt
                          REMUNERATION PROPOSAL FOR THE COMPANY S DIRECTORS FOR
                          THE YEAR ENDING 31 DECEMBER 2004.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       TO GRANT A GENERAL MANDATE TO THE BOARD     For         Against                     Mgmt
                      OF DIRECTORS TO ISSUE, ALLOT AND DEAL
                     WITH ADDITIONAL SHARES IN THE COMPANY.
                             This request is being made to renew the authority
                             because the authority to issue shares effectively
                             expired with the convening of this shareholder
                             meeting. This authority complies with strict SEHK
                             regulations governing such plans; however, ISS
                             recommends voting against the issuance of shares
                             without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, both of which are permissible
                             under current law.
                  6       TO AUTHORISE THE BOARD OF DIRECTORS TO      For         Against                     Mgmt
                          INCREASE THE REGISTERED CAPITAL AND AMEND
                          THE ARTICLES OF ASSOCIATION.
                             Given that ISS does not support the issuance of
                             shares without preemptive rights in light of abuses
                             made by a number of Hong Kong companies that have
                             issued shares at steep discounts to related parties
                             and renewed the authority without shareholder
                             approval, we recommend shareholders to vote against
                             the proposed increase in registered capital.
                  7       THE DIRECTORS OF THE COMPANY BE             For         For                         Mgmt
                       AUTHORISED TO ISSUE AND ALLOT UP TO
                      8,317,560,515 NEW H SHARES (THE NEW H
                          SHARES ).
                  8       THE DIRECTORS OF THE COMPANY BE             For         For                         Mgmt
                      AUTHORISED TO INCREASE THE REGISTERED
                          CAPITAL OF THE COMPANY.
                  9       SUBJECT TO THE PASSING OF SPECIAL           For         For                         Mgmt
                      RESOLUTION (E1) SHAREHOLDERS HEREBY,
                     WAIVE PRE-EMPTIVE RIGHTS (IF ANY) OVER
                          THE NEW H SHARES.


04/20/04 - A      Citigroup Inc. *C*                     172967101                              02/27/04                      8,500
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director C. Michael Armstrong ---
                          For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Alain J.P. Belda --- For
                  1.3     Elect Director George David --- For
                  1.4     Elect Director Kenneth T. Derr --- For
                  1.5     Elect Director John M. Deutch --- For
                  1.6     Elect Director Roberto Hernandez Ramirez
                          --- For
                  1.7     Elect Director Ann Dibble Jordan --- For
                  1.8     Elect Director Dudley C. Mecum --- For
                  1.9     Elect Director Richard D. Parsons --- For
                  1.10    Elect Director Andrall E. Pearson --- For
                  1.11    Elect Director Charles Prince --- For
                  1.12    Elect Director Robert E. Rubin --- For
                  1.13    Elect Director Franklin A. Thomas --- For
                  1.14    Elect Director Sanford I. Weill --- For
                  1.15    Elect Director Robert B. Willumstad ---
                          For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Limit Executive Compensation                Against     Against                     ShrHoldr
                             ISS feels that taking away the company's ability to
                             grant stock options is an arbitrary and excessively
                             restrictive proposal that could potentially
                             prohibit the company from compensating employees
                             based upon their individual and company-wide
                             performance. Being unable to issue stock options
                             could hinder the company's ability to attract and
                             retain competent executive officers. As such, this
                             item does not warrant shareholder approval.
                  4       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Citigroup, we note that the company follows all
                             state and local laws regarding contributions to
                             political candidates or organizations.
                             Additionally, the scope of the disclosure requested
                             in this proposal may not be substantially different
                             from information currently available, and could
                             prove costly and difficult for the company to
                             publish in a formal report. As such, it does not
                             appear that preparing and publicizing such reports
                             in the manner requested by the proponent would be
                             the most effective use of shareholder funds.
                  5       Prohibit Awards to Executives               Against     Against                     ShrHoldr
                             We  believe  this  proposal  is too  restrictive,  as it
                             would  prohibit the  executives  from being  remunerated
                             with stock options and severance payments  regardless of
                             the company's  performance.  As such, this item does not
                             warrant shareholder approval.
                  6       Separate Chairman and CEO Positions         Against     Against                     ShrHoldr
                             ISS supports the concept of separating  the positions of
                             chairman  and CEO  when a  company  does  not  have  the
                             countervailing  governance structure as described above.
                             In the case of  Citigroup,  the company has  independent
                             key committees,  established governance guidelines,  and
                             a   lead   director   with   clearly   defined   duties.
                             Additionally,  the company has committed to creating and
                             maintaining a 2/3  independent  board by its next annual
                             election.  As  such,  ISS  does not  believe  that  this
                             proposal warrants shareholder support.


06/11/04 - A      Commerce Bancorp, Inc. *CBH*           200519106                              04/23/04                      3,600
                  1       Elect Directors                             For         For                         Mgmt
                  2       Approve Stock Option Plan                   For         Against                     Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 13.98 percent is above the allowable cap
                             for this company of 10.27 percent.
                  3       Increase Authorized Common Stock            For         Against                     Mgmt
                             The requested increase of 350,000,000 shares is
                             above the allowable threshold of 240,000,000
                             shares.
                  4       Ratify Auditors                             For         For                         Mgmt


06/08/04 - A      Devon Energy Corp. *DVN*               25179M103                              04/09/04                      1,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Require a Majority Vote for the Election    Against     Against                     ShrHoldr
                          of Directors
                             In the view of many shareholders, the current
                             director election system simply creates
                             self-perpetuating boards. Incumbent members select
                             nominees to fill vacancies and decide whether to
                             renominate themselves. Thus, shareholders
                             effectively have no meaningful choice among
                             candidates, and the election process becomes a mere
                             ratification of the company's slate of nominees.
                             Withholding votes from a board member can serve as
                             a shareholder communication tool to express
                             displeasure with a given director. But because
                             directors are typically elected by a plurality
                             (those nominees receiving the most votes win board
                             seats), company nominees running unopposed are
                             reelected. Under current proxy rules, only
                             candidates nominated by the board can appear in the
                             company's proxy statement. A shareholder could
                             technically nominate a candidate from the floor of
                             the annual meeting, but, since most investors vote
                             by mail, floor nominations are unlikely to succeed.
                             Although some companies' bylaws outline procedures
                             for shareholders to suggest possible candidates to
                             board nominating panels, few of these individuals
                             actually make it to the ballots as nominees.
                             Instead, shareholders wishing to nominate an
                             alternative slate of candidates to run against
                             management's must go through an expensive and
                             time-consuming proxy solicitation process of their
                             own (i.e., a proxy contest). In October 2003, the
                             SEC proposed new proxy rules to give significant,
                             long-term shareholders greater ability to include
                             director nominees in management's proxy statement.
                             A final rule is expected in 2004. The proposal
                             entails a two-step, two-year process. In the first
                             year, one of two triggering events must occur, each
                             of which demonstrates shareholder dissatisfaction
                             with a company's proxy process: (i) one or more
                             directors at a company must receive withhold votes
                             totaling 35 percent or more of the votes cast, or
                             (ii) a shareholder proposal asking for open access,
                             which is submitted by the holders of at least one
                             percent of the shares (and owned for at least one
                             year), must be approved by a majority of the votes
                             cast. If one of these two conditions is met, then
                             for the following two years, the company would be
                             required to include in its proxy materials one or
                             more board nominees proposed by holders of at least
                             five percent of the company's shares (and owned for
                             at least two years). In addition, the number of
                             shareholder nominees permitted would be dictated by
                             the size of the board as follows: one nominee for
                             boards of eight or fewer directors, two nominees
                             for boards of nine to 19 directors, and three
                             nominees for boards having 20 or more directors.
                             ISS supports the general principle that
                             shareholders should have choice in director
                             elections and input in the nomination process
                             greater than they currently have under the
                             plurality system. We believe that requiring
                             directors to receive a majority of votes cast in an
                             uncontested election has some merit as it promotes
                             the accountability of directors and makes a
                             shareholder vote on director elections a more
                             powerful signal. However, this proposal lacks
                             clarity on the threshold requirement -- the
                             resolution refers to majority of shares "entitled
                             to vote" while the supporting statement refers both
                             to "shares entitled to be voted" and "majority of
                             votes cast." Requiring nominees to obtain the
                             majority of outstanding votes is a much more
                             difficult hurdle, one which we are not at this time
                             ready to endorse. The main concern in implementing
                             a majority threshold requirement is that an annual
                             board could be in effect be "decapitated" by a
                             failure to obtain majority shareholder support. In
                             the case of companies which have classified boards,
                             the concerns regarding a "decapitated" board is
                             mitigated. With staggered boards, only a minority
                             portion of the board is up for election each year,
                             and therefore only such minority portion may be
                             adversely affected by the failure of that year's
                             nominees to obtain majority shareholder support.
                             Irrespective of the structure of the company's
                             board, this proposal fails to address the
                             implementation mechanism in the event that
                             directors fail to garner the required majority
                             vote. In such a case, actual removal of affected
                             directors may not be feasible or desirable, and
                             alternative measures may be available to indicate
                             displeasure with the board (e.g., increased
                             disclosure requirements for "unratified" board
                             members). Given that: (i) the plurality voting
                             threshold is the currently accepted standard for
                             the election of directors of publicly-traded
                             companies, (ii) approval of this item could disrupt
                             board operations and the company's financial
                             performance in the event some or all of the
                             director nominees do not receive majority support
                             and do not get elected, (iii) requiring a majority
                             vote of the outstanding shares in effect provides
                             for a supermajority of votes cast, which would
                             adversely affect shareholders' ability to elect
                             directors in a contested election, and (iv) the
                             proposed provision may diminish the likelihood of a
                             successful open access campaign by providing for an
                             increased vote requirement in the election of
                             directors, we do not at this point in time believe
                             the proposed amendment warrants shareholder
                             support.


05/24/04 - A      Digital Insight Corp. *DGIN*           25385P106                              03/31/04                      5,500
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/28/04 - A      E.I. Du Pont De Nemours & Co. *DD*     263534109                              03/09/04                      1,800
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Alain J. P. Belda --- For
                  1.2     Elect Director Richard H. Brown --- For
                  1.3     Elect Director Curtis J. Crawford --- For
                  1.4     Elect Director John T. Dillon --- For
                  1.5     Elect Director Louisa C. Duemling --- For
                  1.6     Elect Director Charles O. Holliday, Jr.
                          --- For
                  1.7     Elect Director Deborah C. Hopkins --- For
                  1.8     Elect Director Lois D. Juliber --- For
                  1.9     Elect Director Masahisa Naitoh --- For
                  1.10    Elect Director William K. Reilly --- For
                  1.11    Elect Director H. Rodney Sharp, III ---
                          For
                  1.12    Elect Director Charles M. Vest --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Report on Executive Ties to Government      Against     Against                     ShrHoldr
                             ISS recognizes that companies can benefit from the
                             knowledge and expertise of former government
                             workers. These employees may be intimately familiar
                             with the internal processes of government
                             procurement and decision-making. The knowledge of
                             such employees can add real value to a company's
                             operations. ISS shares in the proponent's concern
                             for potential conflicts of interest at such
                             companies, but in this case, the company states
                             that it has specific policies in place to avoid
                             such conflicts of interest. Moreover, the
                             production of such a report annually could be
                             costly without providing substantial benefit to
                             shareholders. Given these factors, we see no reason
                             to support this request.
                  4       Adopt and Report on a Code of Corporate     Against     Against                     ShrHoldr
                          Conduct
                             In the case of Dupont, the company has already
                             committed itself to a code of conduct that upholds
                             a number of the core ILO standards, including
                             prohibitions on child labor, involuntary
                             servitude/forced labor, nondiscrimination, and
                             freedom of association ' although we acknowledge
                             that the company's existing code does not
                             specifically reference the right to collective
                             bargaining. However, it appears that the company's
                             code is in line with the codes of similar
                             companies. Dupont has endorsed the Global Compact
                             and supports the GRI, representing active
                             consideration of human and labor rights issues as
                             well as sustainable development in the communities
                             where the company operates. Also, while the
                             proponent has cited certain labor disputes in
                             Dupont's operations in the United States, ISS does
                             not believe that these incidents show the type of
                             systematic disregard to workplace human rights that
                             would merit a substantial amendment to the
                             company's current policies. Therefore, the fact
                             that the company already has policies in place that
                             substantially address many of the principles
                             outlined in the ILO conventions, and lacking
                             evidence to suggest systematic failure to comply
                             with these policies, we do not believe that support
                             of this proposal is warranted at this time.
                  5       Limit Executive Compensation                Against     Against                     ShrHoldr
                             The  Compensation  Committee  is  composed  entirely  of
                             independent  directors  and  currently  sets and reviews
                             the company's  executive  compensation  program.  Taking
                             into  account  the   activities   of  the   Compensation
                             Committee  regarding  the setting and  monitoring of the
                             executive  compensation,  we agree with the company that
                             the proposed  report would  duplicate  the  Compensation
                             Committee's  ongoing  work  to  review,   evaluate,  and
                             modify the company's  executive  compensation policy and
                             programs.  As such,  we see no  reason to  support  this
                             proposal.


05/25/04 - A      EarthLink, Inc. *ELNK*                 270321102                              03/31/04                      5,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/12/04 - A      Eastman Kodak Co. *EK*                 277461109                              03/15/04                      3,600
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director William H. Hernandez ---
                          For
                  1.2     Elect Director Hector de J. Ruiz --- For
                  1.3     Elect Director Laura D'Andrea Tyson ---
                          For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                         Mgmt
                             This proposal does not seek to authorize an
                             increase in the number of shares available for
                             issuance under the plan. It aims to re-approve the
                             performance goals under the 2000 Omnibus Long-Term
                             Compensation Plan so that the compensation paid to
                             the company's highest paid executives is linked to
                             these performance goals, thereby, providing tax
                             deductibility to the company. ISS recommends a vote
                             FOR this proposal.
                  4       Adopt Chemical Policy                       Against     Against                     ShrHoldr
                             In the case of Eastman  Kodak,  we note that the company
                             has a  comprehensive  environmental,  health  and safety
                             program  and  regularly  reports  on  its  environmental
                             programs,  policies and initiatives to reduce  emissions
                             of toxic chemicals  through its EHS report.  The company
                             has reduced  emissions  in recent years and has policies
                             to  reduce  the  release  and  health  impacts  of toxic
                             chemicals.  While we understand the proponent's concerns
                             with PBTs,  it is unclear  whether a complete  phase-out
                             of PBTs  would be  feasible  at this time.  However,  it
                             appears  that the  company  is  taking  steps to  reduce
                             toxic  emissions from its operations and is committed to
                             continuing  to make  reductions  and to reporting on its
                             environmental  initiatives to its  shareholders  and the
                             public going  forward.          Based  on the  company's
                             initiatives  to reduce  toxic  emissions in recent years
                             and the level of its  current  environmental  reporting,
                             we recommend that shareholders oppose this request.
                  5       Prohibit Awards to Executives               Against     Against                     ShrHoldr
                             ISS believes that an independent  compensation committee
                             needs to have  flexibility in constructing  compensation
                             packages  for  its  top  managers  in  order  to  remain
                             competitive in the  marketplace.  The prohibition of all
                             future stock options,  SARs and severance packages would
                             effectively  limit the  company's  ability to retain and
                             attract  qualified  management.  This  proposal  is  too
                             restrictive, and does not warrant shareholder approval.


05/20/04 - A      Efunds Corporation *EFD*               28224R101                              03/31/04                      6,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/19/04 - A      Eli Lilly and Co. *LLY*                532457108                              02/13/04                      4,500
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Steven C. Beering --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Winfried Bischoff --- For
                  1.3     Elect Director Franklyn G. Prendergast
                          --- For
                  1.4     Elect Director Kathi P. Seifert --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Limit Executive Compensation                Against     Against                     ShrHoldr
                             The  Compensation  Committee  is  composed  entirely  of
                             independent  directors  and  currently  sets and reviews
                             the  company's   executive   compensation   program.  We
                             believe that the Compensation  Committee should have the
                             flexibility to determine an  executive's  pay based on a
                             number of factors,  rather then have an arbitrary cap to
                             determine  executive  compensation.  Although  we  agree
                             with the  proponent  that the  restricted  share program
                             should  utilize  justifiable  performance  criteria  and
                             challenging  performance  benchmarks,  the proposed caps
                             on restricted stock grants,  severance payments,  salary
                             and bonus, would be unduly restrictive.  Thus, we do not
                             support this proposal.
                  5       Report on Drug Pricing                      Against     Against                     ShrHoldr


05/07/04 - A      ENERPLUS RESOURCES FD                  29274D604                              03/10/04                     13,000
                  1       Elect Derek Fortune, Gordon Kerr, Douglas   For         For                         Mgmt
                     Martin, Robert Normand, Eric Tremblay,
                          Donald West, Harry Wheeler, Robert Zorich
                          as Directors of EnerMark Inc
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


05/04/04 - A      EOG Resources, Inc. *EOG*              26875P101                              03/08/04                      2,300
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director George A. Alcorn --- For
                  1.2     Elect Director Charles R. Crisp --- For
                  1.3     Elect Director Mark G. Papa --- For
                  1.4     Elect Director Edmund P. Segner, III ---
                          For
                  1.5     Elect Director Donald F. Textor --- For
                  1.6     Elect Director Frank G. Wisner --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 6.10 percent is within the allowable cap
                             for this company of 7.14 percent. Equity grants
                             including stock options, and restricted stock
                             awards to top five named executive officers were
                             25.60 percent of the total shares awarded in the
                             current year.
                  4       Other Business                              For         Against                     Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/26/04 - A      Express Scripts, Inc. *ESRX*           302182100                              03/31/04                      1,700
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Gary G. Benanav --- For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exception  of Thomas P. Mac  Mahon.  We  recommend  that
                             shareholders  WITHHOLD  votes  from  Thomas P. Mac Mahon
                             for poor attendance.
                  1.2     Elect Director Frank J. Borelli --- For
                  1.3     Elect Director Nicholas J. LaHowchic ---
                          For
                  1.4     Elect Director Thomas P. Mac Mahon ---
                          Withhold
                  1.5     Elect Director John O. Parker, Jr. --- For
                  1.6     Elect Director George Paz --- For
                  1.7     Elect Director Samuel K. Skinner --- For
                  1.8     Elect Director Seymour Sternberg --- For
                  1.9     Elect Director Barrett A. Toan --- For
                  1.10    Elect Director Howard L. Waltman --- For
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 94,000,000 shares is
                             below the allowable threshold of 217,200,000
                             shares. We recommend a vote FOR Item 2.
                  3       Ratify Auditors                             For         For                         Mgmt


05/07/04 - A      FileNet Corp. *FILE*                   316869106                              03/16/04                      3,800
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director L. George Klaus --- For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Theodore J. Smith.
                             We recommend that shareholders WITHHOLD votes from
                             Theodore J. Smith for standing as an affiliated
                             outsider on the nominating committee.
                  1.2     Elect Director William P. Lyons --- For
                  1.3     Elect Director Lee D. Roberts --- For
                  1.4     Elect Director John C. Savage --- For
                  1.5     Elect Director Roger S. Siboni --- For
                  1.6     Elect Director Theodore J. Smith ---
                          Withhold
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             V. Vote  Recommendation  The total cost of the company's
                             plans of 17.35  percent is within the  allowable cap for
                             this  company of 19.85  percent.  In 2003,  the  company
                             granted  over 25 percent of its total  grants to its top
                             five named executive officers.
                  3       Ratify Auditors                             For         For                         Mgmt


05/19/04 - A      First Data Corp. *FDC*                 319963104                              03/22/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/28/04 - A      General Electric Co. *GE*              369604103                              03/01/04                     13,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director James I. Cash, Jr. --- For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exception  of Claudio X.  Gonzalez.  We  recommend  that
                             shareholders  WITHHOLD  votes from  Claudio X.  Gonzalez
                             for sitting on more than six boards.
                  1.2     Elect Director Dennis D. Dammerman --- For
                  1.3     Elect Director Ann M. Fudge --- For
                  1.4     Elect Director Claudio X. Gonzalez ---
                          Withhold
                  1.5     Elect Director Jeffrey R. Immelt --- For
                  1.6     Elect Director Andrea Jung --- For
                  1.7     Elect Director Alan G. Lafley --- For
                  1.8     Elect Director Kenneth G. Langone --- For
                  1.9     Elect Director Ralph S. Larsen --- For
                  1.10    Elect Director Rochelle B. Lazarus --- For
                  1.11    Elect Director Sam Nunn --- For
                  1.12    Elect Director Roger S. Penske --- For
                  1.13    Elect Director Robert J. Swieringa --- For
                  1.14    Elect Director Douglas A. Warner III ---
                          For
                  1.15    Elect Director Robert C. Wright --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             We support the addition of revenue growth rate to
                             the pool of performance measures applicable to
                             long-term performance awards. We also applaud the
                             company's decision to shift a substantial portion
                             of its executive grants to restricted stock units
                             and performance based awards. Such practice should
                             reduce dilution and provide effective incentives
                             for superior performers who remain with the company
                             during periods of stock market fluctuations in
                             which stock options may have no realizable value.
                             In addition, restricted stock units and long-term
                             performance awards more closely align executives'
                             interests with investors' long term interests as
                             these awards are paid out only to executives who
                             remain with the company for extended periods.
                  4       Provide for Cumulative Voting               Against     Against                     ShrHoldr
                             In the case of  General  Electric,  the  company  has an
                             annually-elected   board   comprising   a  majority   of
                             independent  directors;  its  Nominating  and  Corporate
                             Governance   Committee   consists  of  only  independent
                             directors; the company grants shareholders  confidential
                             voting  and the  right to call a  special  meeting;  the
                             board  does not have the sole  right to change  the size
                             of the  board  beyond  a  stated  range  that  has  been
                             approved  by  shareholders;  the company has a published
                             statement of corporate governance guidelines,  including
                             a description of the process by which a shareholder  may
                             submit a  director  nominee;  and the  company  does not
                             have either a dual-class  structure or dead-hand  poison
                             pill.   GE   outperformed   the   S&P  500   Index   but
                             underperformed   the  S&P  500  Industrials   Index  for
                             one-year     shareholder     returns.     However,    GE
                             underperformed these indexes for three-year  shareholder
                             returns.   For   five-year   shareholder   returns,   GE
                             outperformed  the S&P 500 Index but  underperformed  the
                             S&P 500  Industrials  Index.  In this case,  the company
                             meets our corporate  governance  criteria.  Although the
                             company  does not fully meet the  performance  criteria,
                             the company has taken  significant  steps to improve its
                             corporate governance provisions,  especially relating to
                             board  reforms  and  shareholder  friendly  compensation
                             strategies  for officers and directors  (see Items 3 and
                             16).  Given that the  company:  (1) meets our  corporate
                             governance  criteria and (2) has voluntarily taken steps
                             to  improve  its  corporate  governance  through  policy
                             changes  regarding  board  structure,  composition,  and
                             responsibilities     and    executive    and    director
                             compensation,  the proposal does not warrant shareholder
                             support.
                  5       Eliminate Animal Testing                    Against     Against                     ShrHoldr
                             When  evaluating  proposals on animal testing  policies,
                             ISS  considers  the nature of the product and the degree
                             to which live animal  testing is  necessary or federally
                             mandated.  Additionally,  we look at the feasibility and
                             availability of alternative  methods.  Finally, ISS will
                             evaluate  industry  practices  to  determine  if  animal
                             testing is common at  competitors  and peer companies in
                             similar circumstances.  In this case, GE has developed a
                             policy that calls for utilizing  live animal  testing to
                             the least  extent  possible,  provided it complies  with
                             regulation   and  does  not  effect  the   analysis   of
                             treatment   effectiveness   or  employee   and  consumer
                             safety. Additionally,  in some cases alternative methods
                             of testing may be not feasible or fail to meet  criteria
                             established  by the  government.  As such,  ISS does not
                             recommend  shareholder  support  for the  resolution  at
                             this time.
                  6       Report on Nuclear Fuel Storage Risks        Against     Against                     ShrHoldr
                             When   considering   proposals   that   request  a  risk
                             assessment  and adoption of new policies  regarding  the
                             company's  nuclear  operations,  ISS takes into  account
                             several  factors,  including  the  regulatory  framework
                             that the  company's  operations  are  subject to and the
                             company's  existing  disclosure  on  security  and waste
                             management   policies   and   procedures.    While   the
                             proponents'  concerns with the company's on-site storage
                             of nuclear  waste is  understandable  given the state of
                             current events,  we note that the nuclear power industry
                             is  heavily   regulated   by  the  NRC  and  subject  to
                             restrictions  and policies  introduced  by the Office of
                             Homeland   Security.   In  2002,  the  NRC  completed  a
                             comprehensive  review of its  requirements  for  nuclear
                             power  plants,  including  the storage of nuclear  waste
                             and  materials  and,  as a result,  issued new  required
                             security  measures.  In this case,  GE  operates a spent
                             fuel  storage  depository;  however,  the main  focus of
                             this  resolution  is directed at the  company's  design,
                             manufacturing,  and  sales  of  reactors.  Based  on the
                             tight  regulation of the nuclear  power  industry by the
                             NRC and the fact that  GE's  operations  in the  nuclear
                             power  industry  are  primarily  in  equipment   design,
                             sales, and service; not facility  operations,  we do not
                             believe   that  this   report   would   provide   enough
                             meaningful  information to  shareholders  to justify the
                             time and assets necessary to prepare this report.
                  7       Report on PCB Clean-up                      Against     Against                     ShrHoldr
                  8       Report on Foreign Outsourcing               Against     Against                     ShrHoldr
                             ISS generally supports proposals that call for
                             increased disclosure on matters of importance to
                             shareholders. Such transparency can assist
                             shareholders in better evaluating the business
                             risks associated with their investment. However,
                             the benefits derived from this disclosure must be
                             weighed against the cost and burden of preparing
                             the information and the potential impacts that the
                             disclosure may have on company strategy or
                             operations. When evaluating proposals to review and
                             report on outsourcing or off-shoring, ISS looks at
                             the nature and scope of operations that a company
                             is opting to outsource as well as potential risks
                             and benefits associated with such a policy.
                             Additionally, we consider industry norms with
                             regards to the type and number of positions that
                             are outsourced. Finally, we consider the degree to
                             which publishing a detailed report on company
                             outsourcing policies may provide strategic insight
                             to competitors while not disclosing substantial,
                             useful information to shareholders. In this case we
                             note that GE does outsource some service and
                             technical positions to foreign markets where the
                             company has determined that cost savings would
                             ultimately benefit the company and increase
                             shareholder value. Further we note that several of
                             the company's peers and competitors have outsourced
                             similar jobs. Additionally, detailed disclosure on
                             the company's policies regarding job outsourcing
                             may not provide benefits to shareholders
                             commensurate with the cost of preparing this
                             report. As such, we do not recommend support for
                             the proposal at this time.
                  9       Prepare Sustainability Report               Against     Against                     ShrHoldr
                             ISS generally  supports  proposals that seek  additional
                             disclosure,  as  shareholders  should be  provided  with
                             sufficient  information  in key business  areas to fully
                             assess the risks associated with their investment.  When
                             evaluating  resolutions  calling  for  a  sustainability
                             report,  ISS reviews the current  reporting  policies of
                             the  company as they  relate to  sustainability  issues.
                             Specifically,  we examine the existence and substance of
                             an EHS or similar  report,  code of  corporate  conduct,
                             and   diversity  or  equal   opportunity   data,   or  a
                             consolidated  sustainability  report  based  on a widely
                             accepted  standard  such as the GRI.  In this case,  ISS
                             notes that GE currently  has  significant  discussion of
                             many sustainability  issues on the company website. This
                             disclosure    includes   an   EHS   report,    diversity
                             information,  the GE Integrity  Policy,  and information
                             on community involvement and philanthropic  initiatives.
                             Moreover,  the company has  committed  to  publishing  a
                             consolidated  report on issues  regarding  environmental
                             performance,  social initiatives,  economic achievement,
                             and corporate citizenship in 2004.  Therefore,  while we
                             will   continue  to  monitor  the  scope  and  level  of
                             disclosure  at GE,  we  believe  that  the  company  has
                             substantially  addressed many of the issues noted by the
                             proponent.  As such, we do not recommend support for the
                             proposal at this time.
                  10      Limit Composition of Management             Against     Against                     ShrHoldr
                          Development and Compensation Committee to
                          Independent Directors
                             Given that: (1) the company already has a policy in
                             place requiring that all key board committee
                             members be independent and (2) the company's
                             Management Development and Compensation Committee
                             is currently fully independent by NYSE, Council of
                             Institutional Investors, and ISS definitions, we do
                             not believe this item warrants shareholder support.
                  11      Report on Pay Disparity                     Against     Against                     ShrHoldr
                             In  the  case  of  this  proposal,   we  note  that  the
                             proponent is  specifically  asking for a  comparison  of
                             the  compensation  of the company's top executives  with
                             that of its lowest  compensated  workers on a nationwide
                             basis  and a  report  on any  recommendations  regarding
                             changing the current level of executive pay.  Though the
                             disparity  between  the pay  levels of  entry-level  and
                             executive  employees has undoubtedly  grown at many U.S.
                             companies over the past few decades,  we note that it is
                             unlikely  that the  requested  report  would  produce  a
                             meaningful   gauge  for  shareholders  of  whether  GE's
                             compensation  policies  and pay levels  are  appropriate
                             and  effective  for  employees  at the senior  executive
                             level.  While we  understand  the  proponent's  concerns
                             with escalating CEO pay, we note that GE's  compensation
                             committee   is   composed    entirely   of   independent
                             directors.  Based on our concerns  regarding the utility
                             of the  proposed  report  and  the  independence  of the
                             company's  compensation  committee,  we do  not  believe
                             that  preparation  of the  requested  report would yield
                             meaningful  information  to  shareholders  regarding the
                             efficacy  of  the   company's   executive   compensation
                             policies and practices.
                  12      Limit Awards to Executives                  Against     Against                     ShrHoldr
                             In light of the recent  measures taken by the company to
                             make its  executive  and  director  equity  compensation
                             practices  more  shareholder  friendly  (see Items 3 and
                             16),  we  believe  that  the  proponent's  request  of a
                             cessation of all  executive  stock  option  programs and
                             bonus programs is unreasonable.
                  13      Limit Board Service for Other Companies     Against     For                         ShrHoldr
                             In  view  of  the  increased  demands  placed  on  board
                             members,   directors   who  are   overextended   may  be
                             jeopardizing   their   ability  to  serve  as  effective
                             representatives  of shareholders.  Even if a person were
                             retired and devoted himself full time to  directorships,
                             based on a  full-time  work  schedule  (1,920  hours per
                             year) and the estimated  hours of board service (300 per
                             year),  an individual  could not  reasonably be expected
                             to serve on more than six boards.  In view of this,  ISS
                             recommends   that   shareholders   withhold  votes  from
                             directors  who  sit on  more  than  six  public  company
                             boards.  Service  on  boards  of  subsidiary  companies,
                             private companies,  or non-profit  organizations will be
                             excluded.  If a  director  sits on several  mutual  fund
                             boards  within  the same fund  family,  it will count as
                             one  board.  We  note  that  the  company's   policy  is
                             substantially  similar to the proponent's request.  With
                             regard to fully  retired  directors,  the  proponent  is
                             requesting  that board  service be limited to a total of
                             five  directorships.  Although the company's policy does
                             not  address  whether a director  is retired or not,  it
                             also  allows for a total of five  directorships  as long
                             as the  director in question  does not serve as a CEO or
                             in  an  equivalent  position.   The  proponent  is  also
                             requesting   that  board   service  for  the   company's
                             non-retired  directors  be  limited  to a total of three
                             directorships  while the  company  places a three  board
                             limit on  directors  who serve as CEOs or in  equivalent
                             positions.  Thus,  one of the  differences  between  the
                             proponent's  request  and the  company's  policy lies in
                             the treatment of non-retired  directors.  In the case of
                             non-retired  directors,  the proponent advocates a total
                             of  three  directorships  while  the  company  currently
                             provides for a limit of five  directorships,  making the
                             proponent's  request  slightly more  stringent  than the
                             company's    current   policy.    Another    significant
                             difference  between  the  proponent's  request  and  the
                             company's  policy  lies in the  enforcement  mechanisms.
                             While the company may bypass the  aforementioned  limits
                             with  respect  to  current  directors,  the  proponent's
                             request  would  not give the  company  such  leeway.  In
                             fact, it would require an advisory  shareholder  vote in
                             the  event  the  proposed   policy  is  discontinued  or
                             materially  changed.  Although  the company  maintains a
                             policy  regarding  overboarded  directors,   the  policy
                             permits the maintenance of current  directors who exceed
                             these   limits  if  the  board   determines   that  such
                             director's  service on the board would not be  impaired.
                             In fact,  the company has already made an exception with
                             regard to director  Claudio  Gonzalez,  who sits on over
                             six  other  public  company   boards.   The  proponent's
                             request  would not allow the  company to bypass or alter
                             these limits without  shareholder  approval.  Therefore,
                             we believe  that the  proponent's  request  represents a
                             preferable   policy   framework  from  a   shareholder's
                             perspective.  As such,  we  believe  this item  warrants
                             shareholder support.
                  14      Separate Chairman and CEO Positions         Against     Against                     ShrHoldr
                             We believe that the company's governance structure
                             provides a satisfactory balance to a unified
                             chairman and CEO / president position.
                  15      Hire Advisor/Maximize Shareholder Value     Against     Against                     ShrHoldr
                             GE  outperformed  the S&P 500 Index  but  underperformed
                             the S&P 500 Industrials  Index for one-year  shareholder
                             returns.  However,  GE underperformed  these indexes for
                             three-year    shareholder    returns.    For   five-year
                             shareholder  returns,  GE outperformed the S&P 500 Index
                             but  underperformed  the S&P 500  Industrials  Index. In
                             the absence of other indicators that would suggest:  (1)
                             the   company  is  in  a  period  of  poor  or  sluggish
                             performance  with no  turnaround  in  sight  and (2) the
                             board  is  entrenched,  we  believe  that  many  of  the
                             company's  long-term  shareholders  would  suffer if the
                             company  was put into play and sold out at a  relatively
                             depressed  price.   Given  that  the  company  regularly
                             reviews  its   businesses   in  terms  of  their  global
                             competitiveness,  and makes  adjustments  when warranted
                             in order to maximize  long-term value for  shareholders,
                             we do not  believe it should be  required  to engage the
                             services  of an  investment  bank to explore the sale of
                             the  company at this time.  As such,  this item does not
                             warrant shareholder support.
                  16      Adopt a Retention Ratio for Executives      Against     Against                     ShrHoldr
                          and Directors
                             ISS has long advocated director and executive stock
                             ownership as a mechanism of aligning executive and
                             shareholder interests. An alternative approach is
                             the use of a retention ratio or holding period.
                             Such guidelines require executives to hold a
                             percentage of the shares they receive from stock
                             option exercise or other equity awards (net of
                             income taxes owed) either for a specified period of
                             time (a holding period) or for their full term of
                             employment with the company (a retention ratio).
                             Unlike traditional stock ownership requirements,
                             holding periods and retention ratios provide for
                             continuous stock accumulation by executives,
                             irrespective of the value of their share holdings,
                             while minimizing the possibility of abusive
                             short-term profiteering through inside information.
                             A disadvantage, however, is that stock retention
                             policies--particularly if applied for full
                             tenure--could lead to higher executive turnover if
                             executives can only take their wealth out of the
                             firm by leaving. While it is important to encourage
                             executive stock ownership, shareholders must be
                             mindful that it can be accomplished in a number of
                             ways. Therefore, shareholder proposals asking
                             companies to adopt retention ratios for their
                             executives should be evaluated on a case-by-case
                             basis. Targeted companies may already have some
                             type of stock ownership requirement, holding
                             period, retention ratio, or combination, which
                             should be reviewed for stringency. A rigorous stock
                             ownership guideline, for example, should go beyond
                             the standard 5x salary for CEOs, with the multiple
                             declining for other executives. It is also
                             important to consider how easily the stock
                             ownership threshold can be met. Equity awards
                             should not be included in the stock ownership
                             calculation for this purpose. A meaningful
                             retention ratio may also be an effective substitute
                             to traditional stock ownership guidelines-- i.e.,
                             at least 50 percent of stock received from equity
                             awards (on a net proceeds basis) must be held for
                             the executive's tenure with the company. In
                             addition to any guidelines currently in place,
                             shareholders should take into account actual
                             officer stock ownership at the company and the
                             degree to which it meets or exceeds the proponent's
                             suggested holding period/retention ratio or the
                             company's own stock ownership policies or retention
                             requirements. Although the company does not require
                             a retention ratio, as currently requested, for
                             directors and officers, it has other mechanisms in
                             place that align director and officer interests
                             with shareholders' interests. These include the
                             aforementioned stock ownership requirements and the
                             one-year holding period for executives. We also
                             note the company's shift to a long-term
                             performance-based equity compensation structure for
                             its executives (40 percent) and deferred stock
                             units for its directors (60 percent). Given that
                             the company already has sufficient mechanisms and
                             policies in place to ensure the alignment of
                             director and officer interests - i.e. (1) stock
                             ownership guidelines, (2) holding period for
                             executives, and (3) a shift to a long-term
                             performance-based equity compensation structure, we
                             do not believe this item warrants shareholder
                             support.
                  17      Require 70% to 80% Independent Board        Against     Against                     ShrHoldr
                             Given that:  (1) the board is 73.3  percent  independent
                             according to ISS  definitions,  (2) the company  already
                             has  a  policy  in  place  providing  for  a  two-thirds
                             independent  board,  with a minimum  of ten  independent
                             directors  at  all  times,   and  (3)  the  company  has
                             voluntarily  adopted additional,  stricter  independence
                             tests with  respect  to a  director's  affiliation  with
                             non-profit  organizations funded by the GE and companies
                             receiving  loans  from GE, we believe  that the  company
                             has taken  sufficient steps to ensure the maintenance of
                             a  supermajority  independent  board. As such, this item
                             does not warrant shareholder support.
                  18      Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             GE, we note that the company complies with federal,
                             state, and local laws regarding contributions to
                             political candidates or organizations.
                             Additionally, much of the information requested by
                             the proponent is available on both government and
                             privately managed websites. Therefore, the scope of
                             the disclosure requested in this proposal may not
                             be substantially different from information
                             currently available, and may not provide any
                             significant benefit to shareholders. As such, it
                             does not appear that preparing and publicizing such
                             reports in the manner requested by the proponent
                             would be the most effective use of company assets.


05/18/04 - A      Georgia Gulf Corp. *GGC*               373200203                              03/29/04                      4,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Jerry R. Satrum ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Jerry R. Satrum.
                             We recommend that shareholders WITHHOLD votes from
                             Jerry R. Satrum for standing as an affiliated
                             outsider on the Audit Committee.
                  1.2     Elect Director Edward A. Schmitt --- For
                  1.3     Elect Director Yoshi Kawashima --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 8.27 percent is within the allowable cap
                             for this company of 19.60 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.


05/20/04 - A      Hasbro, Inc. *HAS*                     418056107                              03/31/04                      3,800
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Alan R. Batkin --- For
                  1.2     Elect Director Frank J. Biondi, Jr. ---
                          For
                  1.3     Elect Director John M. Connors, Jr. ---
                          For
                  1.4     Elect Director Jack M. Greenberg --- For
                  1.5     Elect Director Alan G. Hassenfeld --- For
                  1.6     Elect Director Claudine B. Malone --- For
                  1.7     Elect Director Edward M. Philip --- For
                  1.8     Elect Director Paula Stern --- For
                  1.9     Elect Director Alfred J. Verrecchia ---
                          For
                  2       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Implement and Monitor Code of Corporate     Against     Against                     ShrHoldr
                          Conduct - ILO Standards
                             Based on the fact that the company already has a
                             publicly available code of conduct that
                             substantively addresses the core ILO standards and
                             the company engages in internal monitoring in
                             conjunction with audit firms, we do not believe
                             that support is warranted for this shareholder
                             resolution at this time.


05/12/04 - A      Hercules Inc. *HPC*                    427056106                              03/22/04                     10,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Craig A. Rogerson --- For
                  1.2     Elect Director John C. Hunter, III --- For
                  1.3     Elect Director Robert D. Kennedy --- For
                  2       Amend Articles to Elect Directors by        For         For                         Mgmt
                          Plurality Vote
                             Conclusion ISS supports the general notion that
                             shareholders should have greater choice in director
                             elections and greater input in the nomination
                             process. Given that: (i) plurality voting is the
                             currently accepted standard for the election of
                             directors of publicly traded companies, (ii)
                             requiring a majority vote of the outstanding shares
                             could disrupt board operations and the company's
                             financial performance in the event some or all of
                             the director nominees do not receive majority
                             support and do not get elected, (iii) requiring a
                             majority vote of the outstanding shares can in
                             effect provide for a supermajority of votes cast,
                             which would adversely affect shareholders' ability
                             to elect directors in a contested election, and
                             (iv) a majority voting threshold may diminish the
                             likelihood of a successful open access campaign by
                             providing for an increased vote requirement in the
                             election of directors, ISS believes that
                             management's proposal towards a plurality voting
                             system warrants shareholder support.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Amend Articles to Provide Shareholders      For         For                         Mgmt
                          with Right to Act by Written Consent and
                          Call Special Meetings
                             Conclusion If this proposal is implemented,
                             shareholders would have greater ability to remove
                             directors or initiate shareholder resolutions
                             without waiting for the next scheduled meeting.
                             Shareholders could also find it easier to respond
                             to a beneficial offer as a bidder who already owns
                             shares would have the option to call a special
                             meeting. ISS commends management for submitting
                             this proposal, which demonstrates a commitment to
                             shareholders' interests.


06/02/04 - A      Hibbett Sporting Goods, Inc. *HIBB*    428565105                              04/05/04                      3,800
                  1       Elect Directors                             For         For                         Mgmt
                  2       Amend Non-Employee Director Stock Option    For         For                         Mgmt
                          Plan
                             V. Vote Recommendation The total cost of the
                             company's plans of 8.53 percent is within the
                             allowable cap for this company of 15.96 percent.
                             Additionally, this plan expressly forbids
                             repricing.


05/07/04 - A      Illinois Tool Works Inc. *ITW*         452308109                              03/09/04                      1,400
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director William F. Aldinger --- For
                             At this time, ISS recommends a vote FOR all
                             director nominees, but advocates for a more
                             transparent disclosure on executive compensation.
                  1.2     Elect Director Michael J. Birck --- For
                  1.3     Elect Director Marvin D. Brailsford ---
                          For
                  1.4     Elect Director James R. Cantalupo --- For
                  1.5     Elect Director Susan Crown --- For
                  1.6     Elect Director Don H. Davis, Jr. --- For
                  1.7     Elect Director W. James Farrell --- For
                  1.8     Elect Director Robert C. McCormack --- For
                  1.9     Elect Director Robert S. Morrison --- For
                  1.10    Elect Director Harold B. Smith --- For
                  2       Ratify Auditors                             For         For                         Mgmt


04/21/04 - A/S    Inco Ltd. *N.*                         453258402                              03/16/04                      5,000
                  1       Amend Bylaws Re:Declassify the Board        For         For                         Mgmt
                  2       Elect Directors                             For         For                         Mgmt
                  3       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  4       Other Business (Voting)                     For         Against                     Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/02/04 - A      Ingersoll-Rand Company Limited *IR*    G4776G101                              04/02/04                      2,200
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  2       ADOPTION OF AMENDED AND RESTATED            For         For                         Mgmt
                          INCENTIVE STOCK PLAN OF 1998.
                             V. Vote Recommendation The total cost of the
                             company's plans of 7 percent is within the
                             allowable cap for this company of 9.45 percent.
                  3       APPROVAL OF AMENDED AND RESTATED BYE-LAWS.  For         For                         Mgmt
                             We believe the proposed article amendments will
                             have a positive effect on the company's corporate
                             governance, and we recommend that shareholders
                             support this item.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       SHAREHOLDER PROPOSAL TO DECLASSIFY THE      Against     For                         ShrHoldr
                          BOARD OF DIRECTORS.
                             The ability to elect directors is the single most
                             important use of the shareholder franchise, and all
                             directors should be accountable on an annual basis.
                             A classified board can entrench management and
                             effectively preclude most takeover bids or proxy
                             contests. Board classification forces dissidents
                             and would-be acquirers to negotiate with the
                             incumbent board, which has the authority to decide
                             on offers without a shareholder vote.
                  6       SHAREHOLDER PROPOSAL TO CHANGE THE          Against     Against                     ShrHoldr
                          COMPANY S JURISDICTION OF INCORPORATION.
                             ISS believes that support of this shareholder
                             resolution is not warranted at this time as the
                             board has adequately addressed many of the concerns
                             raised by the proponent. Based on our assessment of
                             the significant economic benefits to shareholders
                             and the company's recent progress toward positive
                             corporate governance and improved disclosure, ISS
                             recommends that shareholders oppose this
                             shareholder-requisitioned proposal.
                  7       SHAREHOLDER PROPOSAL TO REQUIRE THE         Against     Against                     ShrHoldr
                          SEPARATION OF THE CHIEF EXECUTIVE OFFICER
                          AND THE CHAIR OF THE BOARD.
                             We believe that the company's governance structure
                             provides a satisfactory balance to a unified
                             chairman and CEO position.


05/19/04 - A      Intel Corp. *INTC*                     458140100                              03/22/04                      4,860
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Craig R. Barrett --- For
                             We recommend a vote FOR the directors with the
                             exception of independent outsider D. James Guzy. We
                             recommend that shareholders WITHHOLD votes from D.
                             James Guzy for sitting on more than six boards.
                  1.2     Elect Director Charlene Barshefsky --- For
                  1.3     Elect Director E. John P. Browne --- For
                  1.4     Elect Director Andrew S. Grove --- For
                  1.5     Elect Director D. James Guzy --- Withhold
                  1.6     Elect Director Reed E. Hundt --- For
                  1.7     Elect Director Paul S. Otellini --- For
                  1.8     Elect Director David S. Pottruck --- For
                  1.9     Elect Director Jane E. Shaw --- For
                  1.10    Elect Director John L. Thornton --- For
                  1.11    Elect Director David B. Yoffie --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                         Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 7.39 percent is within the
                             allowable cap for this company of 12.68 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  4       Expense Stock Options                       Against     For                         ShrHoldr
                             In the absence of an accepted  methodology with which to
                             value the contingent  cost of stock  options,  companies
                             that have  voluntarily  expensed  stock options have had
                             flexibility in their  selection of a specific  valuation
                             methodology.  Opponents of option  expensing  argue that
                             options are  difficult  to value and  expensing  options
                             could  add  complexity  and  decrease   transparency  in
                             financial reporting.  However, given the fact that stock
                             options   have   become   an   integral   component   of
                             compensation,  their value cannot be ignored and treated
                             as  "no-cost"   compensation.   We  believe  that  stock
                             options  should be  expensed  along with other  forms of
                             compensation.  Given that (1) many  companies  use stock
                             options   as  a   significant   component   of   overall
                             compensation,  (2) the  exercise of options  result in a
                             transfer of  shareholder  value,  and (3) the contingent
                             cost  of  options  reduces  earnings,  we  believe  that
                             options  should be  expensed  along with all other forms
                             of  compensation  to better  reflect the company's  true
                             earnings  and  provide  additional   discipline  against
                             overuse.
                  5       Limit/Prohibit Awards to Executives         Against     For                         ShrHoldr
                             The company  currently does not use  performance-vesting
                             awards in its compensation  plans for senior executives.
                             Although the  proponent in its  supporting  statement is
                             critical  of  fixed-price  options,  it does not  appear
                             that the proposal advocates  replacement of options with
                             performance-based   restricted   stock.   The   proposal
                             requests the the company use  performance-vesting  stock
                             in  development  of  future  equity  awards  for  senior
                             executives.  Although the company has  recently  adopted
                             officer   stockholding   guidelines,   a  more  rigorous
                             requirement  would  be 7x to 10x for the CEO and  scaled
                             down for other executives.  Therefore, ISS believes that
                             this proposal warrants shareholder support.
                  6       Performance- Based/Indexed Options          Against     For                         ShrHoldr


06/23/04 - A      InteractiveCorp *IACI*                 45840Q101                              04/29/04                      3,600
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Richard N. Barton --- For
                             We recommend a vote FOR the directors with the
                             exception of independent outsider Edgar Bronfman,
                             Jr., affiliated outsider Diane Von Furstenberg, and
                             insiders Victor A. Kaufman, Barry Diller, and
                             Robert R. Bennett. We recommend that shareholders
                             WITHHOLD votes from Edgar Bronfman, Jr. for poor
                             attendance, from Robert R. Bennett for standing as
                             an insider on the Compensation Committee and for
                             failure to establish an independent nominating
                             committee, and from Diane Von Furstenberg, Victor
                             A. Kaufman, and Barry Diller for failure to
                             establish an independent nominating committee.
                  1.2     Elect Director Robert R. Bennett ---
                          Withhold
                  1.3     Elect Director Edgar Bronfman, Jr. ---
                          Withhold
                  1.4 Elect Director Barry Diller --- Withhold
                    1.5 Elect Director Victor A. Kaufman ---
                          Withhold
                  1.6     Elect Director Donald R. Keough --- For
                  1.7     Elect Director Marie-Josee Kravis --- For
                  1.8     Elect Director John C. Malone --- For
                  1.9     Elect Director Steven Rattner --- For
                  1.10    Elect Director Gen. H.N. Schwarzkopf ---
                          For
                  1.11    Elect Director Alan G. Spoon --- For
                  1.12    Elect Director Diane Von Furstenberg ---
                          Withhold
                  2       Ratify Auditors                             For         For                         Mgmt


04/22/04 - A      Johnson & Johnson *JNJ*                478160104                              02/24/04                      3,700
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Gerard N. Burrow --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Mary S. Coleman --- For
                  1.3     Elect Director James G. Cullen --- For
                  1.4     Elect Director Robert J. Darretta --- For
                  1.5     Elect Director M. Judah Folkman --- For
                  1.6     Elect Director Ann D. Jordan --- For
                  1.7     Elect Director Arnold G. Langbo --- For
                  1.8     Elect Director Susan L. Lindquist --- For
                  1.9     Elect Director Leo F. Mullin --- For
                  1.10    Elect Director Steven S Reinemund --- For
                  1.11    Elect Director David Satcher --- For
                  1.12    Elect Director Henry B. Schacht --- For
                  1.13    Elect Director William C. Weldon --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Cease Charitable Contributions              Against     Against                     ShrHoldr


05/25/04 - A      JP Morgan Chase & Co. *JPM*            46625H100                              04/02/04                      4,700
                  1       Approve Merger Agreement                    For         For                         Mgmt
                             Conclusion: JPM shareholders will own approximately
                             58 percent of the company and maintain management
                             control with Mr. Harrison serving as the CEO for
                             two years until Mr. Dimon takes over that role. The
                             board composition will be split equally. J.P.
                             Morgan determined that board participation at this
                             level for Bank One was a condition to the deal.
                             Considering the relatively low premium to
                             comparable transactions, strategic importance of
                             the deal to both firms, and the potential cost
                             savings, the board and management tradeoffs appear
                             balanced. In aggregate, the deal presents a
                             compelling case for both J.P. Morgan and Bank One
                             shareholders due to the strategic benefits of the
                             transactions, improved competitive position, cost
                             synergies and the possibility of additional revenue
                             opportunities. We recommend a vote in favor of the
                             transaction.
                  2       Elect Directors                             For         For                         Mgmt
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Amend Executive Incentive Bonus Plan        For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  5       Adjourn Meeting                             For         Against                     Mgmt
                             Once their votes have been cast, there is no
                             justification for spending more money to continue
                             pressing shareholders for more votes.
                  6       Establish Term Limits for Directors         Against     Against                     ShrHoldr
                             Because a six-year term limit is arbitrary,  and because
                             the   company's    shareholders    can   express   their
                             dissatisfaction  with  directors on an annual basis,  we
                             believe that the proposal  does not warrant  shareholder
                             support.
                  7       Charitable Contributions                    Against     Against                     ShrHoldr
                             ISS  generally  believes that  charitable  contributions
                             are  beneficial  to the company when they are donated in
                             good  faith and in the  absence of gross  negligence  or
                             self-dealing of management.  These contributions  assist
                             in  worthwhile  causes  and can help  generate  goodwill
                             within the  community.  The JP Morgan  Chase  Foundation
                             engages and donates to causes that  management  believes
                             are  beneficial to the  communities in which the company
                             operates  and  in the  best  interests  of the  company.
                             Further, the company provides comprehensive  information
                             regarding its  corporate  giving grants in its Corporate
                             Responsibility   Annual   Reports   available   on   the
                             company's  website.  Therefore,  lacking evidence to the
                             contrary,  we believe that continuing  these  charitable
                             contributions   is  in  the   best   interests   of  the
                             shareholders.
                  8       Political Contributions                     Against     Against                     ShrHoldr
                             When  reviewing  requests  for  proposals  on  political
                             contributions,  ISS  takes  into  account  the scope and
                             nature of the request,  the company's  adherence to laws
                             and regulations governing political  contributions,  and
                             company  policies  and  additional  disclosure  on  such
                             contributions.  In the case of JP Morgan Chase,  we note
                             that the company  appears to comply with state and local
                             laws regarding  contributions to political candidates or
                             organizations.  Furthermore,  federal  contributions are
                             made with donations  through a PAC and not directly from
                             the company,  and information on these PAC contributions
                             is available through certain public sources.  Therefore,
                             the scope of the  disclosure  requested in this proposal
                             may  not be  substantially  different  from  information
                             currently   available,   and  could  prove   costly  and
                             difficult  for  the  company  to  publish  in  a  formal
                             report.  As such, it does not appear that  preparing and
                             publicizing  such reports in the manner requested by the
                             proponent   would   be  the   most   effective   use  of
                             shareholder funds.
                  9       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             In this case,  J.P.  Morgan does not have an independent
                             lead   director.   Absent   an   offsetting   governance
                             structure,  we  believe  that a  company  of  this  size
                             should be able to find two qualified  people  willing to
                             serve in the  separate  positions  of chairman and CEO /
                             president.
                  10      Provide Adequate Disclosure for over the    Against     Against                     ShrHoldr
                          counter Derivatives
                             Because the company complies with regulatory and
                             FASB requirements for derivative disclosure, the
                             company's existing disclosure provides an adequate
                             basis to evaluate the company's collateral on
                             derivatives. At this time, we recommend against the
                             proposal.
                  11      Auditor Independence                        Against     Against                     ShrHoldr
                             In the specific case of J.P.  Morgan Chase,  the company
                             paid $25.1  million  for audit fees,  $17.3  million for
                             audit-related  fees and $11 million for other  non-audit
                             related fees. The non-audit  services are not excessive.
                             Therefore,  we believe  this  proposal  does not warrant
                             shareholder support.
                  12      Submit Non-Employee Director Compensation   Against     Against                     ShrHoldr
                          to Vote
                             JP Morgan's director compensation is in line with
                             the compensation practices of its peers. We agree
                             with the company's view that a significant portion
                             of the overall director compensation be linked to
                             the company's stock. At this time, in the absence
                             of compelling evidence of abusive director
                             compensation practices, we recommend against the
                             proposal.
                  13      Report on Pay Disparity                     Against     Against                     ShrHoldr
                             When   reviewing   requests  for  reports  on  executive
                             compensation,  ISS takes into consideration the scope of
                             the requested report, the company's internal  procedures
                             for   determining   compensation,   and  the   company's
                             historical  compensation  practices.  As with all report
                             requests,  ISS carefully weighs the potential usefulness
                             of  the   requested   report   against   the   costs  of
                             preparation  and whether the report would be duplicative
                             of existing  disclosure.  In the case of this  proposal,
                             we note that the proponent is specifically  asking for a
                             comparison  of the  compensation  of the  company's  top
                             executives with that of its lowest  compensated  workers
                             on   a   worldwide   basis   and   a   report   on   any
                             recommendations  regarding changing the current level of
                             executive  pay.  Though the  disparity  between  the pay
                             levels  of  entry-level  and  executive   employees  has
                             undoubtedly  grown at many U.S.  companies over the past
                             few  decades,  we note  that  it is  unlikely  that  the
                             requested  report would  produce a meaningful  gauge for
                             shareholders  of  whether  the  company's   compensation
                             policies and pay levels are  appropriate  and  effective
                             for employees at the senior  executive  level.  While we
                             understand the proponent's  concerns with escalating CEO
                             pay, we note that the board's  Compensation & Management
                             Development    Committee   is   composed   entirely   of
                             independent  directors.  Based on our concerns regarding
                             the scope of the  proposal and the  independence  of the
                             company's  compensation  committee,  we do  not  believe
                             that  preparation  of the  requested  report would yield
                             meaningful  information  to  shareholders  regarding the
                             efficacy  of  the   company's   executive   compensation
                             policies and practices.


04/16/04 - S      Juniper Networks, Inc. *JNPR*          48203R104                              03/10/04                      2,000
                  1       Issue Shares in Connection with an          For         For                         Mgmt
                          Acquisition


05/06/04 - A      K-Swiss, Inc. *KSWS*                   482686102                              03/22/04                      3,200
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


06/02/04 - A      Labor Ready, Inc. *LRW*                505401208                              04/08/04                      8,400
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/02/04 - A      Lehman Brothers Holdings Inc. *LEH*    524908100                              02/13/04                      2,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/03/04 - A      Louisiana-Pacific Corp *LPX*           546347105                              03/05/04                      5,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Dustan E. McCoy --- For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Lee C. Simpson. We
                             recommend that shareholders WITHHOLD votes from Lee
                             C. Simpson for standing as an affiliated outsider
                             on the Nominating Committee.
                  1.2     Elect Director Lee C. Simpson --- Withhold
                  1.3     Elect Director Colin D. Watson --- For
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.31 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing. ISS noted
                             that the top five named officers received
                             approximately 49 percent of the total 2003 equity
                             grants.
                  3       Amend Non-Employee Director Restricted      For         For                         Mgmt
                          Stock Plan
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.11 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Amend Non-Employee Director Stock Option    For         For                         Mgmt
                          Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 4.11 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing.
                  5       Amend Executive Incentive Bonus Plan        For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.
                  6       Ratify Auditors                             For         For                         Mgmt
                  7       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Based on the above structure, LP did not meet most
                             of the criteria and therefore ISS recommends voting
                             FOR this proposal.
                  8       Report on Greenhouse Gas Emissions          Against     Against                     ShrHoldr
                             In  this   case,   Louisiana   Pacific   provides   some
                             disclosure   on  the   topics   brought   forth  by  the
                             proponents  in its  Environmental,  Forestry  and Safety
                             Report   and  other   environmental   sections   of  the
                             company's web site.  Moreover,  the request to study the
                             feasibility  of  obtaining  Forest  Stewardship  Council
                             (FSC)  certification by January 2005 may not be feasible
                             and  may not  serve  to  enrich  shareholder  value.  It
                             appears  from  existing  disclosure  that the company is
                             committed to improved environmental  performance and the
                             reduction of  greenhouse  gas  emissions and has engaged
                             other  organizations  in addressing  and  monitoring its
                             performance  these  issues.   While  the  company  could
                             continue to expand its  disclosure  in these  areas,  we
                             agree  with   management   that  it  has   substantially
                             addressed  the  intent  of this  proposal.  As such,  we
                             believe that  preparation  of a new and separate  report
                             may not provide enough additional useful  information to
                             justify  the  time  and  expense  of  creating   such  a
                             document.


05/20/04 - A      Marsh & McLennan Companies, Inc.       571748102                              03/22/04                      3,000
                  *MMC*
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Lewis W. Bernard --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Mathis Cabiallavetta ---
                          For
                  1.3     Elect Director Zachary W. Carter --- For
                  1.4     Elect Director Robert F. Erburu --- For
                  1.5     Elect Director Oscar Fanjul --- For
                  1.6     Elect Director Ray J. Groves --- For
                  2       Ratify Auditors                             For         For                         Mgmt


04/20/04 - A      Mellon Financial Corp. *MEL*           58551A108                              02/06/04                      4,900
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Jared L. Cohon --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Ira J. Gumberg --- For
                  1.3     Elect Director Martin G. Mcguinn --- For
                  1.4     Elect Director David S. Shapira --- For
                  1.5     Elect Director John P. Surma --- For
                  1.6     Elect Director Edward J. Mcaniff --- For
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote RecommendationThe total cost of the company's
                             plan is 5.30 percent, which is within the allowable
                             cap for this company of 6.80 percent. Additionally,
                             the company prohibits repricing.
                  3       Ratify Auditors                             For         For                         Mgmt


04/20/04 - A      Morgan Stanley *MWD*                   617446448                              02/20/04                      3,200
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director John W. Madigan ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of John W. Madigan. We recommend that
                             shareholders WITHHOLD votes from John W. Madigan
                             because the company failed to implement a majority
                             supported shareholder proposal to declassify the
                             board.
                  1.2     Elect Director Dr. Klaus Zumwinkel --- For
                  1.3     Elect Director Sir Howard Davies --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Declassify the Board of Directors           Against     For                         ShrHoldr
                  4       Submit Severance Agreement                  Against     For                         ShrHoldr
                          (Change-in-Control) to Shareholder Vote
                  5       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             In light of the potential costs and resources
                             associated with the requested report, we recommend
                             that shareholders oppose this request. Vote
                             AGAINST.


06/01/04 - A      Nabors Industries, Ltd. *NBR*          G6359F103                              04/08/04                      4,000
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director James L. Payne --- For
                             These are routine board elections.
                  1.2     Elect Director Hans W. Schmidt --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       SHAREHOLDER PROPOSAL TO CHANGE NABORS       Against     Against                     Mgmt
                       JURISDICTION OF INCORPORATION FROM
                          BERMUDA TO DELAWARE.
                             ISS believes that support of this shareholder
                             resolution is not warranted at this time as the
                             board has adequately addressed many of the concerns
                             associated with this proposal. Based on our
                             assessment of the significant economic benefits to
                             shareholders and the company's good disclosure,
                             transparency, and the commitments made to reduce
                             shareholders' jurisdictional concerns, ISS
                             recommends that shareholders oppose this
                             shareholder-requisitioned proposal.


04/28/04 - A      National Commerce Financial            63545P104                              03/01/04                      3,600
                  Corporation *NCF*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/16/04 - S      NetScreen Technologies, Inc.           64117V107                              03/10/04                     10,100
                  1       Approve Merger Agreement                    For         For                         Mgmt
                  2       Adjourn Meeting                             For         Against                     Mgmt
                             Once their votes have been cast, there is no
                             justification for spending more money to continue
                             pressing shareholders for more votes.


05/19/04 - A      New York Community Bancorp, Inc.       649445103                              03/29/04                      8,177
                  *NYB*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/16/04 - A      Novellus Systems, Inc. *NVLS*          670008101                              02/17/04                      2,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Provision of Non-Audit Services by          Against     Against                     ShrHoldr
                          Independent Auditors
                  4       Limit Executive Compensation                Against     Against                     ShrHoldr


04/30/04 - A      Orbital Sciences Corp. *ORB*           685564106                              03/08/04                      8,000
                  1       Elect Directors                             For         For                         Mgmt


06/29/04 - A      PATTERSON-UTI ENERGY INC. *PTEN*       703481101                              05/28/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 100,000,000 shares is
                             below the allowable threshold of 160,000,000
                             shares.
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             Given that the  company  will be  entitled to a business
                             expense  deduction  due to the  favorable  tax treatment
                             attributable to Section 162(m),  we believe the proposed
                             amendment warrants shareholder approval.
                  4       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             Given that the  company  will be  entitled to a business
                             expense  deduction  due to the  favorable  tax treatment
                             attributable to Section 162(m),  we believe the proposed
                             amendment warrants shareholder approval.
                  5       Ratify Auditors                             For         For                         Mgmt


05/05/04 - A      PepsiCo, Inc. *PEP*                    713448108                              03/12/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In this case, the
                             company notes that its contributions to political
                             entities and the related disclosure comply with all
                             applicable laws on this topic. The proposal asks
                             that this report should be published within five
                             business days of the annual meeting, and that
                             reports disclosing the recipient and amount of each
                             political contribution be made in a series of local
                             and national newspapers. While ISS believes that
                             increased disclosure is generally beneficial, it
                             does not appear that the cost of preparing and
                             publicizing such reports in the manner requested by
                             the proponent would be the most effective use of
                             shareholder funds. In light of the potential costs
                             associated with the requested report, we recommend
                             that shareholders oppose this request
                  5       Report on Operational Impact of HIV/AIDS,   Against     Against                     ShrHoldr
                          TB, and Malaria Pandemic
                             ISS generally supports proposals for increased
                             disclosure that promote good corporate citizenship
                             while enhancing long-term shareholder value. For
                             proposals related to HIV/AIDS reporting, we
                             evaluate the scope of the company's operations in
                             these markets, the company's current initiatives in
                             developing countries to help address this
                             healthcare crisis, and the nature of the company's
                             existing healthcare policies including healthcare
                             access and benefits to local workers. In this case,
                             we note that PepsiCo does appear to provide some
                             information related to the HIV/AIDS, TB, and
                             Malaria pandemic on its website. Further ISS notes
                             that, despite its relatively small investments in
                             Sub Saharan Africa, the company has taken several
                             steps to address concerns related to the HIV/AIDS
                             pandemic, including membership in the GBC, health
                             care coverage, and continued evaluation and
                             communication on this topic through a specially
                             formed internal task force and reporting utilizing
                             GRI guidelines. In this case, we believe that the
                             company has taken certain actions to help address
                             the affects of this healthcare crisis in emerging
                             markets. These actions represent an acknowledgement
                             of the effect that the HIV/AIDS, TB, and malaria
                             pandemic could have on company strategy and
                             operations. As such, when considering the scope of
                             PepsiCo's initiatives to address this crisis and
                             current level of disclosure, we do not believe that
                             the report requested in this proposal will provide
                             information to shareholders commensurate with the
                             potential difficulties and expense of preparing the
                             report. Therefore, we do not recommend shareholder
                             support for the resolution at this time.


04/22/04 - A      Pfizer Inc. *PFE*                      717081103                              02/27/04                      8,675
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Michael S. Brown --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director M. Anthony Burns --- For
                  1.3     Elect Director Robert N. Burt --- For
                  1.4     Elect Director W. Don Cornwell --- For
                  1.5     Elect Director William H. Gray III --- For
                  1.6     Elect Director Constance J. Horner --- For
                  1.7     Elect Director William R. Howell --- For
                  1.8     Elect Director Stanley O. Ikenberry ---
                          For
                  1.9     Elect Director George A. Lorch --- For
                  1.10    Elect Director Henry A. Mckinnell --- For
                  1.11    Elect Director Dana G. Mead --- For
                  1.12    Elect Director Franklin D. Raines --- For
                  1.13    Elect Director Ruth J. Simmons --- For
                  1.14    Elect Director William C. Steere, Jr. ---
                          For
                  1.15    Elect Director Jean-Paul Valles --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Omnibus Stock Plan                  For         For                         Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 4.88 percent is within the
                             allowable cap for this company of 6.79 percent.
                             Additionally, this plan expressly forbids
                             repricing.
                  4       Report on Operational Impact of HIV/AIDS,   Against     Against                     ShrHoldr
                          TB, and Malaria Pandemic
                             In this case, we believe that the company has taken
                             certain actions to help address the affects of this
                             healthcare crisis in emerging markets. These
                             actions are similar in nature and scope to those
                             taken by industry peers and competitors, and
                             represent an acknowledgement of the effect that the
                             HIV/AIDS, TB, and malaria pandemic could have on
                             company strategy and operations. As such, when
                             considering the scope of Pfizer's initiatives to
                             address this crisis and current level of
                             disclosure, we do not believe that the report
                             requested in this proposal will provide information
                             to shareholders commensurate with the potential
                             difficulties and expenses of preparing the report.
                             Therefore, we do not recommend shareholder support
                             for the resolution at this time.
                  5       Cease Political Contributions/Activities    Against     Against                     ShrHoldr
                             Interaction  between corporate America and the political
                             process  has been a topic of debate for  several  years.
                             Increasing  scrutiny during and election year and in the
                             wake  of  corporate  scandals  has  led  to a  surge  in
                             shareholder    activism    on   issues   of    political
                             contributions.    Opponents   of   corporate   political
                             contributions   argue  that  companies  spending  scarce
                             resources on expensive  lobbying efforts and donating to
                             PACs  would be better  off  investing  that money on new
                             procedures  that will  better  position  the  company to
                             deal  with  the  coming   regulations   or  improve  its
                             operations.  Conversely,  corporate  responses  tend  to
                             suggest  that  company   involvement  in  the  political
                             process can be beneficial  to the business  interests of
                             the company and,  ultimately,  shareholder  value.  When
                             reviewing    requests   for   proposals   on   political
                             contributions,  ISS  takes  into  account  the scope and
                             nature of the request,  the company's  adherence to laws
                             and regulations governing political  contributions,  and
                             company  policies  and  additional  disclosure  on  such
                             contributions.   In  this  case,   the   proponent   has
                             requested  that  the  company  completely  refrain  from
                             political  contributions  without  providing  a business
                             case  for the  resolution.  Moreover,  we note  that the
                             company complies with all appropriate  state and federal
                             laws regarding campaign contributions.  Therefore, based
                             on  the  level  of  government  oversight  on  political
                             contributions  and lack of  supporting  information  for
                             this proposal,  ISS recommends  that  shareholders  vote
                             against this item.
                  6       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Pfizer, we note that the company follows all state
                             and local laws regarding contributions to political
                             candidates or organizations. Additionally,
                             interested parties can view information on the
                             company's political contributions and donations on
                             a report published at the end of each election
                             cycle. Finally, the scope and nature of the
                             information requested in this proposal may not be
                             substantially different from data currently
                             available and could prove costly and difficult for
                             the company to publish in a formal report. As such,
                             it does not appear that preparing and publicizing
                             such reports in the manner requested by the
                             proponent would be the most effective use of
                             shareholder funds.
                  7       Establish Term Limits for Directors         Against     Against                     ShrHoldr
                             Under  an   effective   corporate   governance   system,
                             shareholders   have   the   right   to   express   their
                             preferences  each  year by voting  on  directors  at the
                             annual  meeting.   Thus,   shareholders  can  remove  or
                             reelect directors as they see fit.
                  8       Report on Drug Pricing                      Against     Against                     ShrHoldr
                             When evaluating  drug-pricing  proposals,  ISS considers
                             the  economic  benefits of  providing  subsidized  drugs
                             (e.g.,  public goodwill)  against the potential costs in
                             terms of reduced profits,  lower R&D spending,  and harm
                             to competitiveness.  Additionally, the company's current
                             policies are taken into account,  including any existing
                             subsidy  or  donor   programs   that  make   life-saving
                             pharmaceuticals  more  accessible to  financially  needy
                             patients.  Finally, we consider the degree to which peer
                             companies    have    implemented    price    restraints.
                             Specifically,  this  proposal  calls for the  company to
                             limit  price  increases  to a  level  below  that of the
                             annual  inflation  rate, and report to  shareholders  on
                             these   initiatives.   While  ISS   generally   supports
                             increased  disclosure that may help shareholders  better
                             evaluate  their  investment,  the cost and difficulty in
                             generating   this   information   should  be  offset  by
                             benefits  gained from the report.  In this case, we also
                             note  that  the  structure  of  the  proposal   includes
                             commitment  to a pricing  policy  along with the report.
                             Pfizer has  implemented  several  programs  to assist in
                             increasing  accessibility  to  their  products  for  the
                             financially  needy.  Additionally,  the company provides
                             information on these discount,  subsidy,  and assistance
                             programs  in its  public  filings  and  on  the  company
                             website.  Finally,  ISS  agrees  with the  company  that
                             linking  drug  pricing to the  inflation  rate may place
                             the   company   at   a   competitive   disadvantage   by
                             artificially   discounting   prices   below   those   of
                             competitors'  products and limiting  resources to invest
                             in research and development.  Therefore,  ISS recommends
                             that shareholders vote against this proposal.
                  9       Limit Awards to Executives                  Against     Against                     ShrHoldr
                  10      Amend Animal Testing Policy                 Against     Against                     ShrHoldr
                             In this case, Pfizer has developed a policy that
                             calls for utilizing in vitro testing wherever
                             possible provided it complies with regulations and
                             does not effect the analysis of treatment
                             effectiveness or patient safety. Additionally, in
                             some cases alternative methods of testing may be
                             not feasible or meet criteria established by the
                             government. Moreover, the level of live animal
                             testing at Pfizer appears to be consistent with
                             industry standards on the topic. As such, ISS does
                             not recommend shareholder support for the
                             resolution at this time.


05/28/04 - A      Phelps Dodge Corp. *PD*                717265102                              04/08/04                      1,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Marie L. Knowles --- For
                  1.2     Elect Director Jon C. Madonna --- For
                  1.3     Elect Director Gordon R. Parker --- For
                  1.4     Elect Director Robert D. Johnson --- For
                  2       Cease Charitable Contributions              Against     Against                     ShrHoldr
                             ISS generally believes that charitable
                             contributions are beneficial to the company when
                             they are donated in good faith and in the absence
                             of gross negligence or self-dealing of management.
                             These contributions assist in worthwhile causes and
                             can help generate goodwill within the community.
                             Phelps Dodge's charitable programs support causes
                             that management believes are beneficial to the
                             communities in which the company operates and in
                             the best interests of the company. Therefore,
                             lacking evidence to the contrary, we believe that
                             continuing these charitable contributions is in the
                             best interests of the shareholders.


05/13/04 - A      Pioneer Natural Resources Co. *PXD*    723787107                              03/17/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/11/04 - A/S    Precision Drilling Corporation *PD.*   74022D100                              03/22/04                      2,000
                  1       Elect W.C. Dunn, Robert J.S. Gibson,        For         For                         Mgmt
                          Murray K. Mullen, Patrick M. Murray, Fred
                          W. Pheasey, Robert L. Phillips, Hank B. Swartout,
                          H.Garth Wiggins as Directors
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve 2004 Stock Option Plan              For         Against                     Mgmt
                             Vote Recommendation We commend the company for
                             expressly forbidding the repricing of stock options
                             under the plan and limiting director participation
                             in the plan. However, the total cost of the
                             company's plans of 3.54 percent is above the
                             allowable cap for this company of 3.51 percent.


05/19/04 - A      Proassurance Corp *PRA*                74267C106                              03/31/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Victor T. Adamo --- For
                  1.2     Elect Director Paul R. Butrus --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 9.32 percent is within the allowable cap
                             for this company of 15.17 percent. Additionally,
                             this plan expressly forbids repricing.


05/05/04 - A      Secure Computing Corp. *SCUR*          813705100                              03/15/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 50,000,000 shares is
                             below the allowable threshold of 77,500,000 shares.
                  3       Amend Stock Option Plan                     For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 16.17 percent is within the allowable cap
                             for this company of 19.82 percent.
                  4       Amend Employee Stock Purchase Plan          For         For                         Mgmt
                             ISS  approves  of this item  because  the plan  complies
                             with  Section  423 of the  Internal  Revenue  Code,  the
                             number   of   shares    being   added   is    relatively
                             conservative,  the offering  period is  reasonable,  and
                             there are limitations on participation.
                  5       Ratify Auditors                             For         For                         Mgmt


05/04/04 - A      Sempra Energy *SRE*                    816851109                              03/09/04                      3,500
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Stephen L. Baum --- For
                  1.2     Elect Director Wilford D. Godbold, Jr.
                          --- For
                  1.3     Elect Director Richard G. Newman --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation We commend the company for
                             expressly forbidding the repricing of stock options
                             under the plan. Although, the total cost of the
                             company's plans of 11.15 percent is above the
                             allowable cap for this company of 6.76 percent, the
                             proposal is designed to bring the plan into
                             compliance with Section 162 (m) of the Internal
                             Revenue in order to preserve the tax deductibility
                             and provides for the issuance of awards with
                             performance-based criteria. Additionally, the plan
                             forbids repricing. We believe these are positive
                             amendments, therefore, we believe that this
                             proposal warrants shareholder support.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Declassify the Board of Directors           Against     For                         ShrHoldr
                  5       Submit Shareholder Rights Plan (Poison      Against     For                         ShrHoldr
                          Pill) to Shareholder Vote
                             In this case, the company's rights plan was not
                             approved by shareholders nor does it embody the
                             above features that ISS recommends. We therefore
                             agree with the proponent that the current pill
                             should be redeemed and any new pill be put to a
                             shareholder vote.
                  6       Prohibit Auditor from Providing Non-Audit   Against     Against                     ShrHoldr
                          Services
                             In the case of Sempra Energy, the tax and other
                             fees is represents only 17.62 percent of the total
                             fees paid to the auditor for 2003. In view of the
                             reasonable level of non-audit fees for 2003 and the
                             Audit Committee procedures for mitigating potential
                             conflicts of interest, we do not believe support of
                             this proposal is warranted at this time.
                  7       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Although   Sempra   Energy   has  a  greater   than  2/3
                             independent outsiders on its board,  all-independent key
                             committees,  and established governance guidelines,  the
                             company has not  designated  a  lead/presiding  director
                             with duties  that meet all of our minimum  requirements.
                             The independent  directors meet in executive  session at
                             the  conclusion  of  each  regularly   scheduled   board
                             meeting   and  the  chair  of   Compensation   Committee
                             presides  over  these  sessions.   However,  it  is  not
                             clearly  stated,  in the company's  proxy  statement nor
                             its website,  that such presiding  director  presides at
                             all  meetings of the board at which the  chairman is not
                             present;  serves as liaison between the chairman and the
                             independent directors;  approves information sent to the
                             board;  approves meetings schedules to assure that there
                             is sufficient  time for  discussion of all agenda items;
                             or  has  the   authority   to  call   meetings   of  the
                             independent  directors.  Absent an offsetting governance
                             structure,  we  believe  that a  company  of  this  size
                             should be able to find two qualified  people  willing to
                             serve in the separate positions of chairman and CEO.


04/29/04 - A      Silicon Laboratories, Inc. *SLAB*      826919102                              03/01/04                      1,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


04/21/04 - A      SouthTrust Corp. *SOTR*                844730101                              02/20/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Carl F. Bailey --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director John M. Bradford --- For
                  1.3     Elect Director William C. Hulsey --- For
                  1.4     Elect Director Wallace D. Malone, Jr. ---
                          For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.
                  4       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.78 percent is within the allowable cap
                             for this company of 9.12 percent. In 2003, the
                             company granted 31.10 percent of its total shares
                             to the company's top 5 executives.


04/23/04 - A      STMicroelectronics N.V. *STM*          861012102                              03/11/04                      4,000
                          Meeting for Holders of ADRs
                  1       ADOPTION OF THE ANNUAL ACCOUNTS FOR THE     For         For                         Mgmt
                          2003 FINANCIAL YEAR
                  2       DISCHARGE OF THE SOLE MEMBER OF THE         For         For                         Mgmt
                          MANAGING BOARD
                  3       DISCHARGE OF THE MEMBERS OF THE             For         For                         Mgmt
                          SUPERVISORY BOARD
                  4       ADOPTION OF A DIVIDEND OF $0.12 PER         For         For                         Mgmt
                          COMMON SHARE
                  5       PROPOSAL OF APPOINTMENT OF GERALD ARBOLA    For         For                         Mgmt
                          AS A NEW MEMBER OF THE SUPERVISORY BOARD
                       AND TO COMPLETE THE THREE-YEAR TERM
                  6       PROPOSAL OF APPOINTMENT OF DIDIER LOMBARD   For         For                         Mgmt
                          AS A NEW MEMBER OF THE SUPERVISORY BOARD
                       AND TO COMPLETE THE THREE-YEAR TERM
                  7       APPROVAL OF THE COMPENSATION OF THE         For         For                         Mgmt
                        MEMBERS OF THE SUPERVISORY BOARD
                  8       APPROVAL OF THE NEW EMPLOYEE STOCK          For         For                         Mgmt
                          PURCHASE PLAN
                  9       DELEGATION TO THE SUPERVISORY BOARD FOR     For         Against                     Mgmt
                          FIVE YEARS OF THE AUTHORITY TO ISSUE NEW
                          SHARES
                             Due to the excessive time framework, antitakeover
                             potential, and dilutive potential, we recommend a
                             vote against the proposal.
                  10      APPROVAL OF THE CHANGE IN THE QUORUM FOR    For         Against                     Mgmt
                          THE GENERAL MEETING OF SHAREHOLDERS FROM
                          ONE-THIRD OF THE ISSUED SHARE CAPITAL TO
                         15% OF THE ISSUED SHARE CAPITAL
                             In the case of STMicroelectronics, two shareholders
                             indirectly control 17.25 percent each of the
                             capital. Because the quorum would be lowered to
                             only 15 percent, we recommend a vote against the
                             proposal.
                  11      AUTHORIZATION OF THE AMENDMENT OF THE       For         Against                     Mgmt
                          ARTICLES OF ASSOCIATION RELATING TO THE
                       ITEMS MENTIONED UNDER RESOLUTION 10
                             In keeping with our opposition against Item 10, we
                             recommend a vote against this item as well.
                  12      APPROVAL OF OUR CORPORATE GOVERNANCE        For         For                         Mgmt
                          POLICY


06/24/04 - A/S    StockGroup Information Systems, Inc.   861273100                              05/14/04                    150,000
                  *SWEB*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Other Business                              For         Against                     Mgmt
                  3       Approve Reverse Stock Split                 For         For                         Mgmt


04/15/04 - A      Texas Instruments Inc. *TXN*           882508104                              02/17/04                      9,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director James R. Adams --- For
                  1.2     Elect Director David L. Boren --- For
                  1.3     Elect Director Daniel A. Carp --- For
                  1.4     Elect Director Thomas J. Engibous --- For
                  1.5     Elect Director Gerald W. Fronterhouse ---
                          For
                  1.6     Elect Director David R. Goode --- For
                  1.7     Elect Director Wayne R. Sanders --- For
                  1.8     Elect Director Ruth J. Simmons --- For
                  1.9     Elect Director Richard K. Templeton ---
                          For
                  1.10    Elect Director Christine Todd Whitman ---
                          For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Expense Stock Options                       Against     For                         ShrHoldr
                             In the absence of an accepted methodology with
                             which to value the contingent cost of stock
                             options, companies that have voluntarily expensed
                             stock options have had flexibility in their
                             selection of a specific valuation methodology.
                             Opponents of option expensing argue that options
                             are difficult to value and expensing options could
                             add complexity and decrease transparency in
                             financial reporting. However, given the fact that
                             stock options have become an integral component of
                             compensation, their value cannot be ignored and
                             treated as "no-cost" compensation. We believe that
                             stock options should be expensed along with other
                             forms of compensation. Given that (1) many
                             companies use stock options as a significant
                             component of overall compensation, (2) the exercise
                             of options result in a transfer of shareholder
                             value, and (3) the contingent cost of options
                             reduces earnings, we believe that options should be
                             expensed along with all other forms of compensation
                             to better reflect the company's true earnings and
                             provide additional discipline against overuse.


05/17/04 - A      The Charles Schwab Corp. *SCH*         808513105                              03/18/04                      7,600
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Donald G. Fisher --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Paula A. Sneed --- For
                  1.3     Elect Director David B. Yoffie --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.05 percent is within the allowable cap
                             for this company of 8.65 percent. Additionally,
                             this plan expressly forbids repricing.


06/15/04 - A      The Children's Place Retail Stores,    168905107                              04/30/04                      6,600
                  Inc. *PLCE*
                  1       Elect Directors                             For         Withhold                    Mgmt
                  1.1     Elect Director Stanley Silverstein ---
                          Withhold
                             We recommend that shareholders WITHHOLD votes from
                             affiliated outsider Stanley Silverstein for failure
                             to establish a majority independent board.
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Stock Option Plan                     For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 12.82 percent is within the allowable cap
                             for this company of 13.96 percent.


04/27/04 - A      The Chubb Corp. *CB*                   171232101                              03/08/04                      3,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Zoe Baird --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Sheila P. Burke --- For
                  1.3     Elect Director James I. Cash, Jr. --- For
                  1.4     Elect Director Joel J. Cohen --- For
                  1.5     Elect Director James M. Cornelius --- For
                  1.6     Elect Director John D. Finnegan --- For
                  1.7     Elect Director David H. Hoag --- For
                  1.8     Elect Director Klaus J. Mangold --- For
                  1.9     Elect Director Sir David G. Scholey, CBE
                          --- For
                  1.10    Elect Director Raymond G. H. Seitz --- For
                  1.11    Elect Director Lawrence M. Small --- For
                  1.12    Elect Director Daniel E. Somers --- For
                  1.13    Elect Director Karen Hastie Williams ---
                          For
                  1.14    Elect Director James M. Zimmerman --- For
                  1.15    Elect Director Alfred W. Zollar --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote RecommendationThe total cost of this plan is
                             7.61 percent, which is within the allowable cap for
                             this company of 9.78 percent. Additionally, this
                             plan expressly forbids repricing.
                  3       Approve Non-Employee Director Omnibus       For         For                         Mgmt
                          Stock Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 4.36 percent is within the allowable cap
                             for this company of 9.78 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Chubb, we note that the company follows all state
                             and local laws regarding contributions to political
                             candidates or organizations. Furthermore, the
                             extensive scope of the reports requested in this
                             proposal may not be substantially different from
                             information currently available and could prove
                             costly or difficult to gather and publish in a
                             formal report. As such, it does not appear that
                             preparing and publicizing such reports in the
                             manner requested by the proponent would be the most
                             effective use of shareholder funds.


05/13/04 - A      The Dow Chemical Company *DOW*         260543103                              03/15/04                      2,300
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Declassify the Board of Directors           For         For                         Mgmt
                             ISS commends management for submitting this
                             proposal, which demonstrates a commitment to
                             shareholders' interests.
                  4       Report on Social Initiatives in Bhopal      Against     Against                     ShrHoldr
                             ISS   generally   supports   proposals   for   increased
                             disclosure  that  promote  good  corporate   citizenship
                             while enhancing long-term  shareholder value.  Increased
                             transparency  can  better  inform  shareholders  on  the
                             potential risks and opportunities  associated with their
                             investment.  In this  case ISS notes  that the  proposal
                             also  calls  for  certain  actions  to  be  taken  as  a
                             function  of  the   reporting   initiative.   Amplifying
                             statements  to the  Securities  and Exchange  Commission
                             from the proponent have  recommended  that these actions
                             include Dow's  dispatch of staff and equipment to Bhopal
                             to supervise remediation;  Disclosure of all information
                             held by Union Carbide  related to the health  impacts of
                             methyl  isocyanate;  Conducting and  disclosing  further
                             health  studies  on  methyl   isocyanate  to  assist  in
                             meeting  continuing medical needs of the Bhopal victims;
                             and  Conduct  meetings  with  survivors  of  the  Bhopal
                             tragedy   and  report  on  the   results.   Further  the
                             proponent  has noted that the  company  should  disclose
                             further  information  on  legal  risks  associated  with
                             Bhopal  and  potential   opportunity  costs,   including
                             impact on the company's  operations in Asia,  associated
                             with Dow  Chemicals  stance on the Bhopal  tragedy.  ISS
                             believes   that   this    resolution    merits   serious
                             consideration   based  on  the   impact  of  the  tragic
                             accident in Bhopal on the company  and on  thousands  of
                             people.  That said,  while we agree with the  proponents
                             that Dow Chemical should  undertake  efforts to increase
                             its disclosure on this topic,  we are concerned with the
                             structure of this  resolution,  specifically the actions
                             that the  proponents  are  linking  to the  report.  ISS
                             notes   that   the   company   has   disclosed   certain
                             information on Bhopal both on the Dow Chemicals  website
                             and on  www.bhopal.com,  a  website  sponsored  by Union
                             Carbide  specifically   discussing  information  on  the
                             tragedy.  Further,  while we have noted that the company
                             could improve its  transparency  on certain  issues,  it
                             may not be appropriate  to disclose  certain legal risks
                             or potential  opportunity  costs that may be speculative
                             in   nature    and    potentially    misunderstood    or
                             mischaracterized.  Moreover, while ISS believes that the
                             company could benefit from increased  disclosure,  we do
                             not   believe   that  the  actions   requested   by  the
                             proponents  to accompany  this report are  necessary per
                             se,  or  an   appropriate   expenditure  of  shareholder
                             assets.  Therefore,  ISS urges Dow  Chemical to increase
                             the  scope  and  detail  of  discussion  on  the  Bhopal
                             tragedy;  however,  based on the structure and potential
                             expenses  associated with the actions  requested by this
                             proposal we are not  compelled to recommend  shareholder
                             support for the resolution.


05/21/04 - A      Time Warner Inc *TWX*                  887317105                              03/23/04                      8,100
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director James L. Barksdale --- For
                  1.2     Elect Director Stephen F. Bollenbach ---
                          For
                  1.3     Elect Director Stephen M. Case --- For
                  1.4     Elect Director Frank J. Caufield --- For
                  1.5     Elect Director Robert C. Clark --- For
                  1.6     Elect Director Miles R. Gilburne --- For
                  1.7     Elect Director Carla A. Hills --- For
                  1.8     Elect Director Reuben Mark --- For
                  1.9     Elect Director Michael A. Miles --- For
                  1.10    Elect Director Kenneth J. Novack --- For
                  1.11    Elect Director Richard D. Parsons --- For
                  1.12    Elect Director R. E. Turner --- For
                  1.13    Elect Director Francis T. Vincent, Jr.
                          --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Adopt China Principles                      Against     Against                     ShrHoldr
                             In the case of Time Warner, we note that the
                             company is not involved in labor controversies with
                             its workers in China, but the Internet industry in
                             general has faced criticism from opponents over the
                             issue of promoting freedom of expression while
                             operating under restrictive Chinese laws. While it
                             appears the company does not have a publicly
                             available code of conduct referencing certain human
                             and labor rights issues, we are concerned that some
                             of the aspects of the China Principles may be
                             beyond the company's control, such as prohibiting
                             police or military presence at the company's
                             operations, or preventing the government from using
                             company technology to commit human rights
                             violations. Thus, adopting and fully implementing
                             the China Principles could prove both costly and
                             difficult. As such, while ISS strongly encourages
                             Timer Warner to evaluate its policies and
                             compliance standards for labor and human rights in
                             China and around the world, we do not believe that
                             the implementation of the China Principles would be
                             in the best interests of the company.
                  4       Report on Pay Disparity                     Against     Against                     ShrHoldr
                             Based  on  our  concerns  regarding  the  scope  of  the
                             proposal   and  the   independence   of  the   company's
                             compensation   committee,   we  do  not   believe   that
                             preparation   of  the   requested   report  would  yield
                             meaningful  information  to  shareholders  regarding the
                             efficacy  of  the   company's   executive   compensation
                             policies and practices.


06/03/04 - A      Time Warner Telecom, Inc. *TWTC*       887319101                              04/07/04                      6,300
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Larissa L. Herda ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exceptions of insiders Glenn A. Britt, Larissa L.
                             Herda, Richard J. Davies, Spencer B. Hays and
                             Robert D. Marcus, and affiliated outsider Robert J.
                             Miron. We recommend that shareholders WITHHOLD
                             votes from Glenn A. Britt for standing as an
                             insider on the Compensation and Nominating
                             committees and for failure to establish a majority
                             independent board. We also recommend that
                             shareholders WITHHOLD votes from Richard J. Davies,
                             Spencer B. Hays and Robert D. Marcus for failure to
                             establish a majority independent board. Lastly, we
                             recommend that shareholders WITHHOLD votes from
                             Larissa L. Herda for standing as insider on the
                             Nominating Committee and for failure to establish a
                             majority independent board, and Robert J. Miron for
                             standing as an affiliated outsider on the
                             Compensation and Nominating committees and for
                             failure to establish a majority independent board.
                  1.2     Elect Director Glenn A. Britt --- Withhold
                  1.3     Elect Director Richard J. Davies ---
                          Withhold
                  1.4     Elect Director Spencer B. Hays ---
                          Withhold
                  1.5     Elect Director Robert D. Marcus ---
                          Withhold
                  1.6     Elect Director Robert J. Miron ---
                          Withhold
                  1.7     Elect Director Anthony R. Muller --- For
                  1.8     Elect Director Theodore H. Schell --- For
                  1.9     Elect Director Mary Agnes Wilderotter ---
                          For
                  2       Approve Employee Stock Purchase Plan        For         For                         Mgmt
                             ISS  approves  of this plan  because  it  complies  with
                             Section 423 of the Internal  Revenue Code, the number of
                             shares being  reserved is relatively  conservative,  the
                             offering  period is reasonable,  and there are limits on
                             participation.
                  3       Ratify Auditors                             For         For                         Mgmt


04/15/04 - A      Tractor Supply Co. *TSCO*              892356106                              03/02/04                      3,100
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director James F. Wright --- For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exception  of  Gerard  E.  Jones.   We  recommend   that
                             shareholders  WITHHOLD  votes  from  Gerard E. Jones for
                             standing as an  affiliated  outsider  on the  Nominating
                             Committee.
                  1.2     Elect Director Gerard E. Jones ---
                          Withhold
                  1.3     Elect Director Edna K. Morris --- For
                  2       Ratify Auditors                             For         Against                     Mgmt
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The performance measures included under the plan
                             are appropriate for the company given its line of
                             business, long-term strategic objectives, and
                             industry-specific measures for assessing market
                             competitiveness. Additionally, the plan is
                             administered by a committee of independent
                             outsiders who must certify attainment of these
                             objective, measurable performance goals before cash
                             awards are paid to participants. Moreover,
                             preservation of the full deductibility of all
                             compensation paid reduces the company's corporate
                             tax obligation.


04/29/04 - A      UCBH Holdings, Inc. *UCBH*             90262T308                              02/29/04                      8,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Amend Certificate to Remove Anti-Takeover   For         For                         Mgmt
                          Provision
                             The provision is similar to control share
                             acquisition statutes that are a prevalent form of
                             state-sponsored antitakeover legislation. Such
                             statutes function by denying shares their voting
                             rights when they contribute to ownership in excess
                             of certain thresholds. Voting rights for those
                             shares exceeding ownership limits may only be
                             restored by approval of either a majority or
                             supermajority of disinterested shares. The
                             provision in the company's certificate does not
                             provide shareholders with the ability to restore
                             the voting rights for those shares exceeding
                             ownership limits. Control share acquisition
                             statutes and provisions similar to the one in the
                             company's certificate may harm long-term share
                             value by effectively entrenching management. The
                             ability to buy shares should not be constrained by
                             a limitation of voting rights in excess of a
                             specified threshold. Moreover, denying certain
                             shares their voting rights violates the "one share,
                             one vote" principle of stock ownership. While it
                             would be unusual for shareholders to vote against a
                             proposal to opt out such provisions, there may be
                             cases in which discouraging a particularly harmful
                             takeover does prove beneficial to shareholders. In
                             this case, the company has opted to substitute one
                             anti-takeover device for another. Although we
                             applaud the company's decision to remove the voting
                             restriction from the certificate, we do not believe
                             that the adoption of the poison pill without
                             shareholder approval is in shareholders' best
                             interests. Substitution aside, ISS supports the
                             elimination of the voting restriction in excess of
                             ten percent ownership as it would provide all
                             shareholders, regardless of their level of
                             ownership, with one vote per share.
                  3       Ratify Auditors                             For         For                         Mgmt


04/27/04 - A      United States Steel Corp. *X*          912909108                              02/27/04                      3,500
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/12/04 - A      UnitedHealth Group Incorporated        91324P102                              03/15/04                      1,400
                  *UNH*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Expense Stock Options                       Against     For                         ShrHoldr
                             ISS supports the general principle motivating this
                             non-binding proposal. In the wake of financial
                             reporting problems and excessive executive
                             compensation at companies like Enron Corp.,
                             Worldcom Inc., and Tyco International Ltd., we
                             agree with the growing investor consensus that
                             companies should expense the costs associated with
                             stock options in order to increase the accuracy of
                             their financial statements. Although companies can
                             choose to expense options, the Financial Accounting
                             Standards Board (FASB) does not require it. Since
                             the expensing of options lowers earnings, most
                             companies have elected not to do so. Instead, most
                             companies have opted to disclose option values only
                             in the footnotes to their annual reports. In the
                             absence of an accepted methodology with which to
                             value the contingent cost of stock options,
                             companies that have voluntarily expensed stock
                             options (some 350) have had flexibility in their
                             selection of a specific valuation methodology.
                             Opponents of option expensing argue that options
                             are difficult to value and expensing options could
                             add complexity and decrease transparency in
                             financial reporting. However, given the fact that
                             stock options have become an integral component of
                             compensation, their value cannot be ignored and
                             treated as "no-cost" compensation. Given that (1)
                             many companies use stock options as a significant
                             component of overall compensation, (2) the exercise
                             of options result in a transfer of shareholder
                             value, and (3) the contingent cost of options
                             reduces earnings, we believe that options should be
                             expensed along with all other forms of compensation
                             to better reflect the company's true earnings and
                             provide additional discipline against overuse.
                  4       Limit Awards to Executives                  Against     Against                     ShrHoldr
                             ISS believes that an independent  compensation committee
                             needs to have  flexibility in constructing  compensation
                             packages  for  its  top  managers  in  order  to  remain
                             competitive  in the  marketplace.  This  proposal is too
                             restrictive, and does not warrant shareholder approval.


06/01/04 - A      Urban Outfitters, Inc. *URBN*          917047102                              04/19/04                      2,800
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Richard A. Hayne ---
                          Withhold
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exception of insiders  Glen T. Senk and Richard A. Hayne
                             and  affiliated  outsiders  Harry S.  Cherken,  Jr.  and
                             Scott  A.  Belair.   We  recommend   that   shareholders
                             WITHHOLD  votes from Scott A. Belair for  standing as an
                             affiliated  outsider  on  the  Audit,  Compensation  and
                             Nominating   committees   and  failure  to  establish  a
                             majority  independent  board.  We  also  recommend  that
                             shareholders  WITHHOLD votes from Glen T. Senk,  Richard
                             A.  Hayne and  Harry S.  Cherken,  Jr.  for  failure  to
                             establish a majority independent board.
                  1.2     Elect Director Scott A. Belair ---
                          Withhold
                  1.3     Elect Director Harry S. Cherken, Jr. ---
                          Withhold
                  1.4     Elect Director Joel S. Lawson III --- For
                  1.5     Elect Director Glen T. Senk --- Withhold
                  1.6     Elect Director Robert H. Strouse --- For
                  2       Increase Authorized Common Stock            For         Against                     Mgmt
                  3       Approve Omnibus Stock Plan                  For         Against                     Mgmt
                                                                                 V.
                             Vote Recommendation Although the total cost of the
                             company's plans of 9.38 percent is within the
                             allowable cap for this company of 18.60 percent,
                             the plan allows repricing of underwater stock
                             options without shareholder approval, which we
                             believe reduces the incentive value of the plan.


06/04/04 - A      Wal-Mart Stores, Inc. *WMT*            931142103                              04/05/04                      4,780
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director James W. Breyer --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director M. Michele Burns --- For
                  1.3     Elect Director Thomas M. Coughlin --- For
                  1.4     Elect Director David D. Glass --- For
                  1.5     Elect Director Roland A. Hernandez --- For
                  1.6     Elect Director Dawn G. Lepore --- For
                  1.7     Elect Director John D. Opie --- For
                  1.8     Elect Director J. Paul Reason --- For
                  1.9     Elect Director H. Lee Scott, Jr. --- For
                  1.10    Elect Director Jack C. Shewmaker --- For
                  1.11    Elect Director Jose H. Villarreal --- For
                  1.12    Elect Director John T. Walton --- For
                  1.13    Elect Director S. Robson Walton --- For
                  1.14    Elect Director Christopher J. Williams
                          --- For
                  2       Approve Stock Option Plan                   For         For                         Mgmt
                             V. Vote Recommendation The total cost of the
                             company's plans of 2.98 percent is within the
                             allowable cap for this company of 5.69 percent.
                  3       Approve Stock Option Plan                   For         For                         Mgmt
                             Sharesave    plans    enable    employees    to   become
                             shareholders,  which gives them a stake in the company's
                             growth.  However,  such plans are  beneficial  only when
                             they are well balanced and in the best  interests of all
                             shareholders.  ISS  approves  of this plan  because  the
                             number  of  shares  being  allowed  under  the  plan  is
                             reasonable and the plan is broad based.
                  4       Amend Employee Stock Purchase Plan          For         For                         Mgmt
                             ISS  approves  of this item  because:  (1) the number of
                             shares being added is relatively  conservative,  (2) the
                             company's matching  contribution is reasonable,  and (3)
                             there is no voting power  dilution  associated  with the
                             plan.
                  5       Ratify Auditors                             For         For                         Mgmt
                  6       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Absent an offsetting governance structure, we
                             believe that a company of this size should be able
                             to find a qualified independent director willing to
                             serve as chairman.
                  7       Prepare Sustainability Report               Against     For                         ShrHoldr
                  8       Report on Stock Option Distribution by      Against     For                         ShrHoldr
                          Race and Gender
                  9       Report on Genetically Modified Organisms    Against     Against                     ShrHoldr
                          (GMO)
                  10      Prepare Diversity Report                    Against     For                         ShrHoldr
                             As  employment  diversity  issues can  impact  corporate
                             reputation,  we believe that such information  should be
                             made available to shareholders of the company.
                  11      Submit Executive Compensation to Vote       Against     For                         ShrHoldr
                             We acknowledge  the tax benefits  arising from deferring
                             executive  compensation.  However,  paying  above-market
                             interest  rates on  deferred  compensation  is not "best
                             practice"  and  results  in  an  additional  expense  to
                             shareholders.  According to an Executive Benefits Survey
                             (2003  Results)  published  by  Clark  Consulting,  only
                             seven  percent  of  the  227   participating   companies
                             provided a bonus rate above  their base  earnings  rate.
                             In  addition,   the  increment  formula  for  long  term
                             participating  in the plan is unique and quite generous.
                             We believe  shareholders  may  benefit  from  having the
                             opportunity   to  make  their  own   evaluation  of  the
                             deferred  compensation  packages,  especially  when such
                             plans contain unique features beyond best practice.


06/28/04 - S      WellPoint Health Networks Inc. *WLP*   94973H108                              05/10/04                        750
                  1       Approve Merger Agreement                    For         For                         Mgmt
                             ISS Conclusion: Based on the sensible strategic
                             rationale, the significant market premium, the
                             potential cost and revenue synergies to be derived
                             from the proposed combination, the accretive nature
                             of the deal, and the valuation work and marketing
                             process of company's financial advisor, we believe
                             the merger agreement warrants shareholder support.


04/27/04 - A      Wells Fargo & Company *WFC*            949746101                              03/09/04                      3,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director J.A. Blanchard III --- For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exceptions  of affiliated  outsiders  Michael W. Wright,
                             Judith M.  Runstad,  and  Donald B. Rice.  We  recommend
                             that shareholders  WITHHOLD votes from Judith M. Runstad
                             for  standing  as an  affiliated  outsider  on the Audit
                             Committee,  Michael  W.  Wright  and  Donald B. Rice for
                             standing as affiliated  outsiders on the Human Resources
                             and Governance & Nominating committees.
                  1.2     Elect Director Susan E. Engel --- For
                  1.3     Elect Director Enrique Hernandez, Jr. ---
                          For
                  1.4     Elect Director Robert L. Joss --- For
                  1.5     Elect Director Reatha Clark King --- For
                  1.6     Elect Director Richard M. Kovacevich ---
                          For
                  1.7     Elect Director Richard D. McCormick ---
                          For
                  1.8     Elect Director Cynthia H. Milligan --- For
                  1.9     Elect Director Philip J. Quigley --- For
                  1.10    Elect Director Donald B. Rice --- Withhold
                  1.11    Elect Director Judith M. Runstad ---
                          Withhold
                  1.12    Elect Director Stephen W. Sanger --- For
                  1.13    Elect Director Susan G. Swenson --- For
                  1.14    Elect Director Michael W. Wright ---
                          Withhold
                  2       Approve Retirement Plan                     For         For                         Mgmt
                             This   proposal   would   allow   employees   receive  a
                             reasonable    matching    contribution   in   stock   on
                             compensation  that  would have not been  eligible  for a
                             match   under  the  regular   401(k)   because  of  Code
                             limitations  or  deferrals.  Furthermore,  the  dilution
                             arising from stock  issuance under this plan is minimal.
                             As such, we recommend a vote for this benefit plan.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Expense Stock Options                       Against     For                         ShrHoldr
                             However, given the fact that stock options have
                             become an integral component of compensation, their
                             value cannot be ignored and treated as "no-cost"
                             compensation. We believe that stock options should
                             be expensed along with other forms of compensation.
                             Given that (1) many companies use stock options as
                             a significant component of overall compensation,
                             (2) the exercise of options result in a transfer of
                             shareholder value, and (3) the contingent cost of
                             options reduces earnings, we believe that options
                             should be expensed along with other forms of
                             compensation to better reflect the company's true
                             earnings and provide additional discipline against
                             overuse. Moreover, this proposal received majority
                             support at last year's meeting.
                  5       Limit Executive Compensation                Against     Against                     ShrHoldr
                             While we do like some of the elements of the  restricted
                             stock proposal,  such as granting restricted stock based
                             on achievement  of  performance  criteria and disclosure
                             of actual hurdle rates for the performance  criteria, we
                             believe the proposal is restrictive  given the fact that
                             the  proponent  asks  for  a  complete  substitution  of
                             options with restricted stock.
                  6       Link Executive Compensation to Social       Against     Against                     ShrHoldr
                          Issues
                             In view of the company's controversies regarding
                             predatory lending practices, we believe that this
                             shareholder proposal warrants careful
                             consideration, but should be considered alongside
                             the company's current policies regarding the issue.
                             Based on the company's disclosure of policies to
                             address concerns of predatory lending, the
                             independence of the compensation committee, and the
                             absence of controversy surrounding current
                             executive compensation we do not believe that this
                             review and a subsequent report are necessary at
                             this time.
                  7       Report on Political                         Against     Against                     ShrHoldr
                          Contributions/Activities
                             When reviewing requests for proposals on political
                             contributions, ISS takes into account the scope and
                             nature of the request, the company's adherence to
                             laws and regulations governing political
                             contributions, and company policies and additional
                             disclosure on such contributions. In the case of
                             Wells Fargo, we note that the company complies with
                             federal, state, and local laws regarding
                             contributions to political candidates or
                             organizations. Additionally, the company has
                             instituted and published a policy that does not
                             authorize corporate contributions to political
                             candidates or related entities. While ISS notes
                             that the company amended its reply to this proposal
                             based on information received after the
                             distribution of the proxy statement showing
                             corporate campaign contributions from a subsidiary
                             of the company, we believe that the updated policy
                             for 2004 as stated on the company website clearly
                             and publicly addresses the issue. Finally, the
                             extensive scope of the reports requested in this
                             proposal may not be substantially different from
                             information currently available and could prove
                             costly and difficult for the company to publish in
                             a formal report. As such, it does not appear that
                             preparing and publicizing such reports in the
                             manner requested by the proponent would be the most
                             effective use of shareholder funds.


04/22/04 - A      Wyeth *WYE*                            983024100                              03/12/04                      3,400
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Clifford L. Alexander, Jr.
                          --- For
                  1.2     Elect Director Frank A. Bennack, Jr. ---
                          For
                  1.3     Elect Director Richard L. Carrion --- For
                  1.4     Elect Director Robert Essner --- For
                  1.5     Elect Director John D. Feerick --- For
                  1.6     Elect Director Robert Langer --- For
                  1.7     Elect Director John P. Mascotte --- For
                  1.8     Elect Director Mary Lake Polan --- For
                  1.9     Elect Director Ivan G. Seidenberg --- For
                  1.10    Elect Director Walter V. Shipley --- For
                  1.11    Elect Director John R. Torell III --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Report on Drug Pricing                      Against     Against                     ShrHoldr
                             When evaluating drug-pricing proposals, ISS
                             considers the economic benefits of providing
                             subsidized drugs (e.g., public goodwill) against
                             the potential costs in terms of reduced profits,
                             lower R&D spending, and harm to competitiveness.
                             Additionally, the company's current policies are
                             taken into account, including any existing subsidy
                             or donor programs that make life-saving
                             pharmaceuticals more accessible to financially
                             needy patients. Finally, we consider the degree to
                             which peer companies have implemented price
                             restraints. Specifically, this proposal calls for a
                             report on the company's marketing and pricing
                             policies. While ISS generally supports increased
                             disclosure that may help shareholders better
                             evaluate their investment, the cost and difficulty
                             in generating this information should be offset by
                             benefits gained from increased disclosure. In the
                             case of Wyeth, we note that the company has
                             initiated programs aimed at increasing the
                             accessibility and decreasing the cost of its
                             products through subsidies, discounts, and
                             donations for qualifying individuals. Moreover, the
                             company supports several international
                             organizations in the effort to distribute its
                             products to people who could not otherwise afford
                             these medications. Finally, the company has
                             disclosure available on its website, comparable to
                             that of industry peers, that discusses Wyeth's
                             stance on drug accessibility and pricing, and
                             initiatives that the company has taken both
                             domestically and internationally to address this
                             issue. As such, ISS does not believe the report
                             requested by this proposal will provide additional
                             significant benefits to shareholders.
                  4       Amend Animal Testing Policy                 Against     Against                     ShrHoldr
                             When  evaluating  proposals on animal testing  policies,
                             ISS  considers  the nature of the product and the degree
                             to which live animal  testing is  necessary or federally
                             mandated.  Additionally,  we look at the feasibility and
                             availability of alternative  methods.  Finally, ISS will
                             evaluate  industry  practices  to  determine  if  animal
                             testing is common at  competitors  and peer companies in
                             similar  circumstances.        In  this case,  Wyeth has
                             developed  a  policy  that  calls  for  minimizing  live
                             animal  testing  wherever  possible.   However,  certain
                             types of  research  may  benefit  from these  tests when
                             alternative  methods may not be  available  or practical
                             in  light of the  complexity  of the  subject  research.
                             Additionally,  in  some  cases  alternative  methods  of
                             testing   may  be  not   feasible   or   meet   criteria
                             established by the  government.  Moreover,  the level of
                             live animal  testing at Wyeth  appears to be  consistent
                             with industry  standards on the topic. As such, ISS does
                             not recommend  shareholder support for the resolution at
                             this time.











                                                 Vote Summary Report
                                             Apr 01, 2004 - Jun 30, 2004

China Region Opportunity Fund

Mtg               Company/                                 Mgmt      Vote          Record                       Shares
Date/Type         Ballot Issues                Security    Rec       Cast          Date          Prpnent         Voted
----------------- ---------------------------- ----------- --------- ------------- ------------- ----------- ----------
-----------------------------------------------------------------------------------------------------------------------

06/07/04 - A      ALUMINUM CORPORATION OF      Y0094N109                           05/04/04                    400,000
                  CHINA LTD
                  1       Approve Report of Directors      For       For                         Mgmt
                  2       Approve Report of Supervisory    For       For                         Mgmt
                          Committee
                  3       Approve Financial Statements     For       For                         Mgmt
                  4       Approve Profit Distribution      For       For                         Mgmt
                          Plan and Approve Final
                         Dividend of RMB0.096 Per Share
                  5       Approve Remuneration of          For       For                         Mgmt
                          Directors and Supervisors
                  6       Approve Payment of Housing       For       Against                     Mgmt
                          Subsidy to Certain Directors
                          and Payment of Performance
                         Bonus to Certain Directors and
                          Supervisors
                              ISS notes that the company did not identify
                              individual director recipients of the proposed
                              housing subsidy and performance bonus. While these
                              payments may be a part of the company's
                              compensation package and performance bonuses are
                              generally used to reward individuals for their
                              contributions to the growth of a company's
                              business, the company did not provide information
                              on the criteria used to determine individuals
                              worthy to receive such subsidy or bonus. Given
                              this, we are unable to ascertain whether the grant
                              of housing subsidies and performance bonuses are
                              fair and reasonable and that non-executive
                              directors are not included among those receiving
                              such payments.
                                      We   therefore  recommend  a  vote
                            against this resolution.
                  7       Approve                          For       For                         Mgmt
                          PricewaterhouseCoopers, Hong
                          Kong, CPAs and
                          PricewaterhouseCoopers Zhong
                          Tian CPAs Ltd. Co. as
                          International and Domestic
                          Auditors, Respectively, and
                          Authorize Audit Committee to
                          Fix Their Remuneration
                  8       Reelect Xiong Weiping, Joseph    For       For                         Mgmt
                          C. Muscari, Chen Xiaozhou,
                          Chiu Chi Cheong Clifton and
                          Wang Dianzuo as Directors and
                          Elect Luo Jianchuan, Xiao
                          Yaqing, Chen Jihua and Jiang
                          Qiangui as New Directors to
                          the Second Board of Directors
                  9       Reelect Luo Tao, Yuan Li and     For       For                         Mgmt
                          Ou Xiaowu as Supervisors to
                          the Second Supervisory
                          Committee
                  10      Amend Articles Re: Change in     For       For                         Mgmt
                          Total Share Capital and
                          Shareholding Structure, Number
                          of Independent Directors,
                          Election of Directors, Voting
                          at General Meetings and
                          Material Interest of Directors
                          in Contracts Entered into by
                          the Company
                  11      Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, which are permissible under
                              current law.


06/15/04 - A      Angang New Steel Company     Y0132D105                           05/15/04                    800,000
                  1       Accept Report of the Directors   For       For                         Mgmt
                  2       Accept Report of the             For       For                         Mgmt
                          Supervisory Committee
                  3       Accept Financial Statements      For       For                         Mgmt
                  4       Approve Proposed Profit          For       For                         Mgmt
                          Distribution Plan
                  5       Approve Remuneration of          For       For                         Mgmt
                          Directors and Supervisors
                  6       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                  7       Approve Asset Purchase           For       For                         Mgmt
                          Agreement Between Angang New
                          Steel Co. and Anshan Iron &
                          Steel Group Complex
                  8a      Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings
                  8b      Amend Articles Re: Nomination    For       For                         Mgmt
                          of Directors
                  8c      Amend Articles Re: Special       For       For                         Mgmt
                          Resolutions
                  8d      Amend Articles Re: Associates    For       For                         Mgmt
                          to Directors, Supervisors,
                          Managers or Other Senior
                          Management Officers
                  8e      Amend Articles Re: Material      For       For                         Mgmt
                          Interest of Directors in
                          Contracts Entered into by the
                          Company
                  8f      Amend Articles Re: Adoption of   For       For                         Mgmt
                          Articles of Association
                  9       Authorize Board to Effect        For       For                         Mgmt
                          Proposed Changes to the
                          Articles of Association
                  10      Other Business (Voting)          For       Against                     Mgmt
                              Although  this  item is  routine  and only
                              those   issues   that  could   legally  be
                              discussed    could   be   presented    for
                              consideration,  its approval  would create
                              an  opportunity  for those who  attend the
                              meeting  to approve  changes  that are not
                              in    the    best    interests    of   all
                              shareholders.     We    recommend     that
                              shareholders  oppose  this item unless the
                              company has provided detailed  information
                              about the issues that will be discussed.


05/12/04 - A      Anhui Conch Cement Co        Y01373102                           04/13/04                    700,000
                  1       Accept Directors' Report         For       For                         Mgmt
                  2       Accept Supervisors' Report       For       For                         Mgmt
                  3       Accept Financial Statements      For       For                         Mgmt
                  4       Approve Allocation of Income     For       Against                     Mgmt
                          and Dividends
                              A total of RMB 0.10 ($0.012) per share has been
                              proposed as annual cash dividend, this represents
                              a payout ratio of 16 percent. Whenever the payout
                              ratio falls below our minimum recommended
                              30-percent level we take a closer look at the
                              company's allocation of income history. During the
                              fiscal years of 1999 - 2003, the company recorded
                              Earnings Per Share (EPS) of RMB 0.06 ($0.007), RMB
                              0.12 ($0.014), RMB 0.21($0.025), RMB 0.23
                              ($0.028), and RMB 0.62 ($0.075), respectively.
                              However, the company's average payout ratio for
                              the last five years is only 12 percent. This is
                              far below the ISS minimum limit of 30 percent. The
                              company has not provided a strong rationale for
                              such a high retention of capital which generally
                              must be disclosed for us to support a prolonged
                              low payout ratio. Due to this longstanding
                              shareholder-unfriendly practice, ISS therefore
                              recommends that shareholders vote against the
                              proposal. ISS also calls on the company to
                              disclose the reason for their low payout ratios in
                              the last couple of years and recommends that Anhui
                              Conch alter its dividend policy if there is no
                              pressing reason for it to retain capital.
                  5       Approve Auditors and Authorize   For       For                         Mgmt
                          Board to Fix Their Remuneration The proposal seeks the
                              re-appointment of PricewaterhouseCoopers Zhong
                              Tian CPAs and PricewaterhouseCoopers CPAs as the
                              PRC and the international auditors of the company
                              respectively .
                  6       Elect Directors and              For       For                         Mgmt
                          Supervisors and Fix Their
                          Remuneration


06/29/04 - S      Anhui Conch Cement Co        Y01373102                           05/28/04                    200,000
                  1a      Approve Ongoing Connected        For       For                         Mgmt
                          Transactions with Shanghai
                          Conch Construction Material
                          Intl. Trading Co. Ltd.
                              This item concerns connected transactions between
                              the company and its subsidiaries (the Group) with
                              Shanghai Conch Construction Material Intl. Trading
                              Co. Ltd. (Shanghai Conch Trading) for the latter's
                              export of cement and clinker products produced by
                              subsidiaries of the company to overseas customers
                              as a non-exclusive agent; the import of clinker
                              and cement production equipment, including spare
                              parts and accessories for production, from
                              overseas suppliers as agent of the company; and
                              purchase of cement and clinker products from the
                              Group and sale of such products to third parties
                              in mainland China as principal. The arrangement
                              between the company and Shanghai Conch Trading
                              will be for a term of three years ending Dec. 31,
                              2006. As agent of the Group, Shanghai Conch
                              Trading will be paid a commission fee equal to 1.5
                              percent on the amount of overseas sales and the
                              amount of cement production equipment imported on
                              behalf of the Group, respectively; and the
                              purchase of cement and clinker products from the
                              Group would be made at price no more favorable
                              than those offered by the Group to independent
                              customers. The company estimates that the amount
                              of commission payable to Shanghai Conch Trading as
                              export agent will be approximately HK$3.8 million
                              ($489,375), HK$6.2 million ($798,454) and HK$9.4
                              million ($1.2 million) for each of the three years
                              ending Dec. 31, 2006. As import agent, the caps
                              for Shanghai Conch Trading's commission for each
                              of the three years ending Dec. 31, 2006, amount to
                              approximately HK$3.6 million ($463,619), HK$3.8
                              million ($489,375) and HK$4.0 million ($515,132).
                              Lastly, the company has set the following caps for
                              sale transactions with Shanghai Conch Trading at
                              HK$297 million ($38.2 million), HK$425 million
                              ($54.7 million) and HK$566 million ($72.9
                              million), respectively, for each of the three
                              years ending Dec. 31, 2006. Watterson Asia Ltd.,
                              an independent financial evaluator, reviewed the
                              terms of the proposal and declared them as fair
                              and reasonable to shareholders. These connected
                              transactions appear to be reasonable in that the
                              commission fee to be paid by the Group to Shanghai
                              Conch Trading is based on the market rate for the
                              industry and sales of products by the Group to
                              Shanghai Conch Trading will be based on prices no
                              more favorable than those offered to independent
                              customers. As the company does not hold the
                              necessary export and import license to sell
                              products produced by its subsidiaries and source
                              production equipment overseas, such services have
                              been provided by third parties. By procuring the
                              services of Shanghai Conch Trading, the company is
                              confident that the Group will be able to gain
                              access to Shanghai Conch Trading's customer base
                              and expand sales to untapped overseas and domestic
                              customers.
                  1b      Approve Ongoing Connected        For       For                         Mgmt
                          Transactions with Shanghai
                          Conch Logistics Co. Ltd.
                              This item proposes to engage the services of
                              Shanghai Conch Logistics Co. Ltd. (Shanghai Conch
                              Logistics) as one of the Group's non-exclusive
                              shipping transport service provider, delivering
                              cement and clinker between subsidiaries of the
                              company and coal ash and accessory materials for
                              production from suppliers to members of the Group.
                              Shipping fees payable to Shanghai Conch Logistics
                              will be determined based on the shipping tariff
                              schedule published by the Ministry of
                              Transportation of the People's Republic of China
                              (PRC) and market rates in the shipping industry.
                              Shanghai Conch Logistics would propose reasonable
                              shipping fees but may extend discounts of 10 to 20
                              percent. In the event that all vessels owned by
                              Shanghai Conch Logistics are unavailable, Shanghai
                              Conch Logistics may, as an agent of the Group,
                              hire other independent shipping providers to
                              address the shipping requirements of the Group.
                              Shipping delivery fees payable to the independent
                              shipping providers will be paid directly by the
                              company to the respective independent shipping
                              provider, however, Shanghai Conch Logistics will
                              be paid an agency fee representing administrative
                              and insurance costs charged on an as-incurred
                              basis. This item is proposed given that the
                              Ministry of Transportation in the PRC now requires
                              shipping transport services providers to own
                              vessels used in the provision of their transport
                              services. As a result, shipping transport services
                              previously provided by a subsidiary of the company
                              using hired ships may no longer be used as the
                              shipping transport license may no longer be
                              renewed. This being the case, shipping transport
                              services must now be sourced by the Group from
                              logistics companies, including Shanghai Conch
                              Logistics. The company has set HK$401 million
                              ($51.6 million), HK$613 million ($78.9 million),
                              HK$755 million ($97.2 million) as annual caps for
                              the cargo shipping transportation services to be
                              provided by Shanghai Conch Logistics for each of
                              the three years ending Dec. 31, 2006. Watterson
                              Asia Ltd., an independent financial evaluator
                              reviewed the terms of this proposal and declared
                              them as fair and reasonable to shareholders. This
                              appears to be a reasonable request in that the
                              Group's clinker and cement production plants are
                              located along the banks of the Yangtze River, as
                              such, river transport was noted to be an important
                              means of transport from the manufacturing bases to
                              the sales points. Procuring the services of
                              Shanghai Conch Logistics, with its fleet of
                              approximately 1,000 ships and barges primarily
                              used to serve enterprises along the Yangtze River,
                              is expected to benefit the company through
                              bulk-delivery discounts offered by Shanghai Conch
                              Logistics and higher sales along the Yangtze
                              River.
                  2       Amend Articles Re: Guarantee     For       For                         Mgmt
                          to Controlling Shareholder and
                          Related Parties, Voting at
                          General Meetings, Nomination
                          of Directors, Material
                          Interest of Any Director,
                          Supervisor, General Manager or
                          Senior Management in Contracts
                          Entered into by the Company
                              The amended articles seek to clarify conditions
                              for the company's provision of guarantees by
                              disallowing guarantees to shareholders or other
                              connected parties with less than 50 percent
                              shareholding and parties, other than subsidiaries,
                              with a gearing ratio above 70 percent; and setting
                              a limit of 50 percent of the net asset value for
                              the aggregate amount of guarantees provided by the
                              company to external parties. The new articles
                              likewise reflect the voting restriction for
                              shareholders required to abstain from voting on
                              particular resolutions at general meetings and the
                              prohibition on directors, at board meetings, to
                              vote on proposals in which they are deemed to be
                              materially interested. Also included is a minimum
                              seven-day lodgment period for the nomination of
                              directors by shareholders. The period shall
                              commence no earlier than the day after the release
                              of the meeting notice and end no later than seven
                              days before the meeting date. These changes have
                              been a routine request on most meeting notices of
                              Hong Kong listed companies as a result of
                              amendments made to applicable rules. A vote in
                              favor of this resolution is recommended.


04/23/04 - A      ASM Pacific Technology       G0535Q117                           None                        221,000
                  Ltd.
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.84 Per Share
                  3       Elect Director and Authorize     For       For                         Mgmt
                         Board to Fix Their Remuneration
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration


04/23/04 - S      ASM Pacific Technology       G0535Q117                           None                        221,000
                  Ltd.
                  1       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors, Appointment of
                          Multiple Corporate
                          Representatives by a Clearing
                          House
                  2       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  3       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  4       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


04/29/04 - A      AU OPTRONICS CORP            002255107                           03/01/04                     15,000
                          Meeting for Holders of ADRs
                  1       ACCEPTANCE OF THE 2003           For       For                         Mgmt
                          BUSINESS REPORT AND FINANCIAL
                           STATEMENTS, AS SET FORTH IN
                          THE COMPANY S NOTICE OF
                          MEETING.
                  2       APPROVAL OF THE REVISIONS TO     For       For                         Mgmt
                         THE ARTICLES OF INCORPORATION,
                          AS SET FORTH IN THE COMPANY S
                          NOTICE OF MEETING.
                  3       Elect Directors                  For       For                         Mgmt
                  4       APPROVAL OF THE PROPOSAL FOR     For       For                         Mgmt
                          DISTRIBUTION OF 2003 PROFITS,
                          AS SET FORTH IN THE COMPANY S
                          NOTICE OF MEETING.
                  5       APPROVAL OF THE CAPITALIZATION   For       For                         Mgmt
                         OF 2003 DIVIDENDS AND EMPLOYEE
                          STOCK BONUS, AS SET FORTH IN
                          THE COMPANY S NOTICE OF
                          MEETING.
                  6       APPROVAL TO HAVE A NEW RIGHTS    For       For                         Mgmt
                          ISSUE TO SPONSOR DR OFFERING,
                          AS SET FORTH IN THE COMPANY S
                          NOTICE OF MEETING.
                  7       APPROVAL TO RELEASE THE          For       For                         Mgmt
                         DIRECTORS FROM NON-COMPETITION
                          RESTRICTIONS, AS SET FORTH IN
                          THE COMPANY S NOTICE OF
                          MEETING.


06/23/04 - A/S    Bema Gold Corp. *BGO.*       08135F107                           05/10/04                    100,000
                  1       Elect Directors                  For       For                         Mgmt
                  2       Ratify PricewaterhouseCoopers    For       For                         Mgmt
                          LLP as Auditors
                  3       Amend Stock Option Plan to       For       For                         Mgmt
                          Increase Shares Resreved
                          Thereunder
                  4       Amend Stock Option Plan Re:      For       For                         Mgmt
                          Expiry Date of Options


06/30/04 - A      CAPITAL ALLIANCE GROUP INC   13971N107                           05/12/04                    536,666
                  1       Appoint Auditors                 For       For                         Mgmt
                              Dale Matheson  Carr-Hilton LaBonte are the
                    company's current auditors. The company's
                              auditor  since 1996,  LaBonte & Co. merged
                              with Dale Matheson  Carr-Hilton  effective
                              January 1, 2004.
                  2       Authorize Board to Fix           For       For                         Mgmt
                          Remuneration of the Auditors
                              The  circular  does not  provide the audit
                              or  non-audit  fees  paid  to the  auditor
                              over the most recent fiscal year.
                  3       Fix Number of Directors at six   For       For                         Mgmt
                             This is a routine item.
                  4       Elect Directors                  For       Split                       Mgmt
                  4.1     Elect Allen Chu as Director
                          --- For
                              The board is majority independent.
                  4.2     Elect Toby Chu as Director ---
                          Withhold
                              We recommend  withholding  votes from Toby
                              Chu  because he is an insider on the Audit
                              Committee.
                  4.3     Elect Tony David as Director
                          --- For
                  4.4     Elect G. David Richardson as
                          Director --- For
                  4.5     Elect Prithep Sosothikul as
                          Director --- For
                  4.6     Elect Alfred Ng as Director
                          --- For
                  5       Remove pre-existing company      For       For                         Mgmt
                          provisions
                              The company was incorporated under the Company Act
                              (British Columbia). B.C. has adopted new
                              legislation, the Business Corporations Act
                              (British Columbia) (BCBCA) which provides
                              corporations with more flexibility and aligns with
                              legislation in other jurisdictions in Canada. As a
                              result, the company is requesting shareholder
                              approval for some resolutions proposed in
                              conjunction with this change. This resolution asks
                              shareholders to delete the Pre-existing Company
                              Provisions from the Notice of Articles that has
                              been proposed. Under the Pre-existing Company
                              Provisions , three-quarters of the votes cast by
                              shareholders were required in order to pass a
                              special resolution. Under the BCBCA, two-thirds of
                              the votes cast are required. Essentially, if this
                              resolution passes, in the future special
                              resolutions will require two-thirds of votes cast
                              to pass. As this is in line with several other
                              Canadian jurisdictions, Fairvest does not oppose
                              this resolution.
                  6       Approve replacement of           For       Against                     Mgmt
                          company's Articles
                              In conjunction with the establishment of the BCBCA
                              as mentioned above, the company is asking
                              shareholders to adopt new Articles. The circular
                              does not attach the proposed new articles, but
                              states that with the new Articles, the company
                              will have more flexibility, including: directors
                              will have increased authority to amend the
                              company's Articles; the name of the company can be
                              changed by the directors without the need for
                              shareholder approval; there are no residency
                              requirements for directors; and, no specific
                              officer requirements. Shareholders should note
                              that one of the amendments to the articles may
                              enable the directors to create blank cheque
                              preferred shares with unspecified rights. Blank
                              cheque preferred stock can also be used as an
                              entrenchment device in the event of a corporate
                              takeover and, as given that this may be possible
                              under the new Articles, we do not recommend a vote
                              in favour of this resolution.
                  7       Increase Authorized Share        For       For                         Mgmt
                          Capital
                              The Company Act required that companies have a set
                              authorized capital, unlike most other Canadian
                              jurisdictions, which permit unlimited authorized
                              capital. As a result of the change in legislation
                              in B.C., the company is asking shareholders to
                              approve an amendment to the articles of the
                              corporation in order to change the authorized
                              capital from 50,000,000 shares to an 100,000,000
                              shares. We do not oppose this resolution.
                  8       Amend Stock Option Plan          For       Against                     Mgmt
                              This  item  will  create a twenty  percent
                              rolling stock option plan.  The total cost
                              of the  company's  plan is  compared to an
                              allowable cap using a compensation  model.
                              The allowable caps are  industry-specific,
                              market   cap-based,   and  pegged  to  the
                              average    amount   paid   by    companies
                              performing  in the top  quartile  of their
                              peer groupings.  Industry  classifications
                              are  established  using standard  industry
                              code (SIC)  groups.  Using  historic  data
                              tracked  by   Fairvest  of  the  value  of
                              authorized   shares   for  issue  at  each
                              company  ranked in the top quartile of its
                              industry,   a   benchmark   pay  level  is
                              established  for each industry.  The total
                              cost  of  the  company's   plan  of  11.60
                              percent  is above  the  allowable  cap for
                              this  company of 10.15  percent.  Fairvest
                              prefers   companies   to   adopt  a  fixed
                              maximum  number of  shares to be  reserved
                              pursuant  to options  plans,  rather  than
                              'rolling'  stock  option  plans.  We  also
                              oppose the  resolution,  however,  because
                              it   would   appear   that    non-employee
                              directors  participate  in  options  on  a
                              discretionary  basis.  This is a  practice
                              which  gives  rise to the  possibility  of
                              self-dealing   by  directors  in  options.
                              Directors    who   are   able   to   grant
                              themselves  options  without  limit  could
                              find   their   independence   compromised.
                              Shareholders  should  note  that this plan
                              could allow  options to be granted  with a
                              discounted  exercise  price  if  permitted
                              for  by  the  TSX  Venture  Exchange.  The
                              amended plan could  represent  dilution of
                              up to  16.66  percent  on a  fully-diluted
                              basis at any point in time.
                  9.1     Authorize the number of shares   For       Against                     Mgmt
                          reserved for issuance under
                          stock options granted to
                          insiders exceeding 10% of the
                          issued shares
                              This proposal seeks advance shareholder approval
                              to allow the board to grant options to insiders in
                              excess of 10% of the issued shares. Fairvest
                              opposes this resolution as it may lead to
                              excessive grants. As such, we recommend a vote
                              against this resolution and the next 2 items on
                              the agenda.
                  9.2     Authorize the grant to           For       Against                     Mgmt
                          insiders, within a 12 month
                          period, of stock options
                          exceeding 10% of the issued
                          shares
                           Please see the above item.
                  9.3     Authorize, if the Company        For       Against                     Mgmt
                          becomes a Tier 1 issuer, the
                          issuance to any optionee,
                          within a 12 month period, of a
                          number of options exceeding 5%
                          of the issued shares
                           Please see the above item.
                  9.4     Approve Repricing of Options     For       Against                     Mgmt
                              Shareholders  are being  asked to  provide
                              prior  blanket  approval for the potential
                              repricing  of options  previously  granted
                              to insiders.  Fairvest does not approve of
                              the repricing of options.  If insiders are
                              able  to  have   exercise   prices   reset
                              following  a  fall  in  share  price,  the
                              incentive   purpose   of   the   plan   is
                              undermined.  We  believe  that  the use of
                              options as incentive  means that  insiders
                              must bear the same  risks as  shareholders
                              in holding these  options.  By making them
                              an  almost  risk-free   proposition,   the
                              incentive  purpose  of the plan is diluted
                              and shareholders pay the price.


06/28/04 - A      China First Pencil Co Ltd    Y1424Z119                           06/04/04                          1
                  1       Accept 2003 Annual Report        For       For                         Mgmt
                  2       Accept Directors' Report         For       For                         Mgmt
                  3       Accept Financial Statements      For       For                         Mgmt
                  4       Approve Allocation of Income     For       For                         Mgmt
                          and Dividends
                              The  company  proposes  not to  distribute
                              any dividend for the year 2003.
                  5       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                  6       Approve Sales Agreement          For       Against                     Mgmt
                              At  the  time  of  the  delivery  of  this
                              analysis  the  company  had not  disclosed
                              adequate  information  therefore  we  must
                              advise  against the resolution due to poor
                              disclosure.
                  7       Approve Resignation of Wu Guo    For       For                         Mgmt
                          Min as Director
                  8       Elect Directors                  For       For                         Mgmt
                  9       Elect Supervisors                For       For                         Mgmt
                  10      Accept Supervisors' Report       For       For                         Mgmt
                  11      Amend Articles of Association    For       For                         Mgmt
                              The proposal seeks to insert an article regarding
                              external guarantees provided by the company.
                              Details are as follows: 1. China First Pencil Co
                              Ltd will only issue guarantees to a subsidiary
                              that is at least 50 percent-owned; 2. The total
                              amount of guarantee should not exceed 50 percent
                              of the net assets of the company; 3. China First
                              Pencil Co Ltd should not make guarantees to any
                              party with a debt-to-asset ratio of more than 70
                              percent; 4. Any guarantee should be made with a
                              counter-guarantee; and other rules and procedures
                              of such guarantee. Also included is a proposal to
                              decrease the current number of board members from
                              10 to eight and other procedural amendments
                              regarding board meetings. The company already has
                              existing guidelines with regard to the provision
                              of external guarantees. This amendment only seeks
                              to reinforce those guidelines. Meanwhile,
                              decreasing the number of board members is meant to
                              reflect the current size and scope of the
                              company's operations. ISS recommends that
                              shareholders approve this request.


04/21/04 - A      China International Marine   Y1457J107                           04/09/04                    365,088
                  Containers Group
                  1       Accept Directors' Report         For       For                         Mgmt
                  2       Accept Annual Report             For       For                         Mgmt
                  3       Accept Report of Supervisory     For       For                         Mgmt
                          Committee
                  4       Provide Credit Guarantee for     For       Against                     Mgmt
                          the Short-term Loan of the
                          Company's Subsidiary
                              At the time of the delivery of this analysis the
                              company had not disclosed adequate information
                              therefore we must advise against the resolution
                              due to poor disclosure.
                  5       Approve Allocation of Income     For       For                         Mgmt
                          and Cash Dividend of RMB 3.80
                          per 10 Shares and Bonus Issue
                          of Six per 10 Shares
                              Cash dividend of RMB 3.80 ($0.46) per 10 shares
                              and bonus issue of six per 10 shares has been
                              proposed.
                  6       Elect Directors                  For       For                         Mgmt
                  7       Approve Directors' Remuneration  For       For                         Mgmt
                  8       Elect Supervisors                For       For                         Mgmt
                  9       Amend Articles of Association    For       Against                     Mgmt
                              At the time of the delivery of this analysis the
                              company had not disclosed adequate information
                              therefore we must advise against the resolution
                              due to poor disclosure.
                  10      Amend Rules and Procedures of    For       For                         Mgmt
                          Shareholders Meeting
                              The company failed to provide any details
                              regarding the matter. However, based on the
                              previous disclosures of Chinese companies, the
                              item is considered purely technical with neutral
                              effect to shareholder value.
                  11      Approve Auditors                 For       For                         Mgmt


06/08/04 - A      China Merchants Holdings     Y1489Q103                           06/01/04                    579,000
                  (International) Ltd.
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.29 Per Share
                  3a      Reelect Zhao Huxiang as          For       For                         Mgmt
                          Director
                  3b      Reelect Li Yinquan as Director   For       For                         Mgmt
                  3c      Reelect Meng Xi as Director      For       For                         Mgmt
                  3d      Reelect Zhou Qifang as Director  For       For                         Mgmt
                  3e      Authorize Board to Fix Their     For       For                         Mgmt
                          Remuneration
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5a      Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans. However, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, which are permissible under
                              current law.
                  5b      Approve Repurchase of Up to      For       For                         Mgmt
                          Ten Percent of Issued Capital
                  5c      Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  6       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company and Technical
                          Definitions


06/16/04 - A      China Mobile (Hong Kong)     Y14965100                           None                        200,000
                  Limited
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.20 Per Share
                  3       Elect Directors                  For       For                         Mgmt
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve Remuneration of          For       For                         Mgmt
                          HK$180,000 for Each Director
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              However, ISS recommends voting against the
                              issuance of shares without preemptive rights
                              unless the company provides specific language and
                              terms that there will be (1) adequate restrictions
                              on discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, both of
                              which are permissible under current law.
                  8       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  9       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Retirement
                          of Directors, Nomination of
                          Directors, Material Interest
                          of Directors in Contracts
                          Entered into by the Company


06/16/04 - A      China Mobile (Hong Kong)     16941M109                           04/23/04                     20,000
                  Limited
                          Meeting for Holders of ADRs
                  1       TO RECEIVE AND CONSIDER THE      For       For                         Mgmt
                          FINANCIAL STATEMENTS AND THE
                          REPORTS OF THE DIRECTORS AND
                           AUDITORS FOR YEAR ENDED 31
                          DECEMBER 2003.
                  2       TO DECLARE A FINAL DIVIDEND      For       For                         Mgmt
                         FOR THE YEAR ENDED 31 DECEMBER
                          2003.
                  3       TO RE-ELECT MR. XUE TAOHAI AS    For       For                         Mgmt
                          A DIRECTOR.
                  4       TO RE-ELECT MR. LI GANG AS A     For       For                         Mgmt
                          DIRECTOR.
                  5       TO RE-ELECT MR. XU LONG AS A     For       For                         Mgmt
                          DIRECTOR.
                  6       TO RE-ELECT MR. MOSES CHENG MO   For       For                         Mgmt
                          CHI AS A DIRECTOR.
                  7       TO RE-ELECT DR. J. BRIAN CLARK   For       For                         Mgmt
                          AS A DIRECTOR.
                  8       Ratify Auditors                  For       For                         Mgmt
                  9       TO FIX THE DIRECTORS FEES.       For       For                         Mgmt
                  10      TO REPURCHASE SHARES IN THE      For       For                         Mgmt
                          COMPANY NOT EXCEEDING 10% OF
                          THE AGGREGATE NOMINAL AMOUNT
                          OF THE EXISTING ISSUED SHARE
                          CAPITAL.
                  11      TO ISSUE, ALLOT AND DEAL WITH    For       Against                     Mgmt
                          ADDITIONAL SHARES IN THE
                          COMPANY NOT EXCEEDING 20% OF
                          THE EXISTING ISSUED SHARE
                          CAPITAL.
                              However, ISS recommends voting against the
                              issuance of shares without preemptive rights
                              unless the company provides specific language and
                              terms that there will be (1) adequate restrictions
                              on discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, both of
                              which are permissible under current law.
                  12      TO EXTEND THE GENERAL MANDATE    For       For                         Mgmt
                          GRANTED TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH
                          SHARES BY THE NUMBER OF SHARES REPURCHASED.
                  13      TO AMEND THE ARTICLES OF         For       For                         Mgmt
                          ASSOCIATION OF THE COMPANY.


06/16/04 - S      China Mobile (Hong Kong)     Y14965100                           None                         60,000
                  Limited
                  1       Approve Sale and Purchase        For       For                         Mgmt
                         Agreement Between China Mobile
                         (Hong Kong) Ltd., China Mobile
                         Hong Kong (BVI) Ltd. and China
                          Mobile Communications Corp.


06/28/04 - A      China Overseas Land &        Y15004107                           06/18/04                  2,400,000
                  Investment Ltd.
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Reelect Directors                For       For                         Mgmt
                  3       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.03 Per Share
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  6       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, which are permissible under
                              current law.
                  7       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  8       Amend Articles Re: Issuance of   For       For                         Mgmt
                          Share Certificates, Voting at
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Nomination of
                          Directors, Electronic
                          Communication


05/18/04 - A      China Petroleum & Chemical   Y15010104                           04/19/04                  2,700,000
                  Corp.
                          Ordinary Business
                  1       Accept Report of the Directors   For       For                         Mgmt
                  2       Accept Report of the             For       For                         Mgmt
                          Supervisory Committee
                  3       Accept Financial Statements      For       For                         Mgmt
                  4       Approve 2003 Profit              For       For                         Mgmt
                          Appropriation Plan and Final
                          Dividend
                  5       Reappoint KPMG Huazhen and       For       For                         Mgmt
                          KPMG as the PRC and
                          International Auditors
                          Respectively and Authorize
                          Board to Fix Their Remuneration
                          Special Business
                  1       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  2       Amend Articles Re: External      For       For                         Mgmt
                          Guarantees, Voting at General
                          Meetings, Nomination of
                          Directors, Material Interest
                          of Directors in Contracts
                          Entered into by the Company


05/14/04 - S      China Pharmaceutical Group   Y15018131                           None                      1,200,000
                  Ltd (frmly China Pharm.
                  Ent. & In
                  1       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  2       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. However, ISS recommends voting against
                              the issuance of shares without preemptive rights
                              unless the company provides specific language and
                              terms that there will be (1) adequate restrictions
                              on discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, both of
                              which are permissible under current law.
                  3       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


06/10/04 - A      China Shipping Development   Y1503Y108                           05/10/04                    800,000
                  Co.(Formerly Shanghai Hai
                  Xing)
                  1       Accept Report of the Directors   For       For                         Mgmt
                  2       Accept Report of the             For       For                         Mgmt
                          Supervisory Committee
                  3       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  4       Approve Profit Distribution      For       For                         Mgmt
                          Plan
                              The  board  recommends  the  payment  of a
                              final  dividend  of  RMB0.15  ($0.02)  per
                              share.
                  5       Approve Remuneration of          For       For                         Mgmt
                          Directors and Supervisors
                  6       Reappoint Shanghai Zhonghua      For       For                         Mgmt
                          Huying CPA and Ernst & Young
                          as Domestic and International
                          Auditors Respectively and
                          Authorize Board to Fix Their
                          Remuneration
                  7       Elect Sun Zhitang as Director    For       For                         Mgmt
                  8       Approve Establishment of Audit   For       For                         Mgmt
                          Committee
                  9       Approve Establishment of         For       For                         Mgmt
                          Strategy Committee
                  10      Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Provision of
                          Guarantee to Outside Parties
                              This item seeks to amend certain provisions in the
                              company's articles of association in light of
                              recent changes to the Listing Rules. The changes
                              pertain to voting restrictions for parties,
                              including directors, deemed to have material
                              interests in contracts, arrangements or proposals
                              entered into by the company. At the same time,
                              this item includes a provision specifying a
                              minimum seven-day period for the submission of
                              director nominees by shareholders and the
                              nominees' notice of acceptance. This nomination
                              period will commence the day after the release of
                              the meeting notice up to seven days prior to the
                              meeting date. In addition, the company will be
                              allowed to offer guarantees to any outside party
                              provided that it complies with the principles set
                              out in the amended articles.


05/03/04 - A      CHINA TELECOM CORP LTD       Y1505D102                           04/02/04                  4,500,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.065 Per Share
                  3       Approve Remuneration of          For       For                         Mgmt
                          Directors for the Year Ending
                          Dec. 31, 2004
                  4       Reappoint KPMG as                For       For                         Mgmt
                          International Auditors and
                          KPMG Huazhen as Domestic
                          Auditors and Authorize Board
                          to Fix Their Remuneration
                  5       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans; however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  6       Approve Increase in Registered   For       Against                     Mgmt
                          Capital


06/09/04 - S      CHINA TELECOM CORP LTD       Y1505D102                           05/07/04                    500,000
                  1       Approve Acquisition Agreement    For       For                         Mgmt
                          Between China Telecom Corp.
                          Ltd. and China
                          Telecommunications Corp.
                  2       Approve Prospective Connected    For       For                         Mgmt
                          Transaction with a Related
                          Party
                  3       Amend Articles Re: Service       For       For                         Mgmt
                          Areas of the Company
                  4       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors


04/28/04 - S      Citic Int'l Financial        Y1636Y108                           None                      1,500,000
                  Hldgs (formerly CITIC Ka
                  Wah)
                  1       Approve Acquisition Agreement    For       For                         Mgmt


05/20/04 - A      Citic Int'l Financial        Y1636Y108                           None                      2,400,000
                  Hldgs (formerly CITIC Ka
                  Wah)
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3       Reelect Directors and            For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  4       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                  5       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


05/20/04 - A      Citic Int'l Financial        Y1636Y108                           05/14/04                  1,000,000
                  Hldgs (formerly CITIC Ka
                  Wah)
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.063 Per Share
                  3a1     Reelect Kong Dan as Director     For       For                         Mgmt
                  3a2     Reelect Chang Zhenming as        For       For                         Mgmt
                          Director
                  3a3     Reelect Chan Hui Dor Lam         For       For                         Mgmt
                          Doreen as Director
                  3a4     Reelect Dou Jianzhong as         For       For                         Mgmt
                          Director
                  3a5     Reelect Fan Sheung Tak Stephen   For       For                         Mgmt
                          as Director
                  3a6     Reelect Ju Weimin as Director    For       For                         Mgmt
                  3a7     Reelect Kong Siu Chee Kenneth    For       For                         Mgmt
                          as Director
                  3a8     Reelect Lam Kwong Siu as         For       For                         Mgmt
                          Director
                  3a9     Reelect Liu Jifu as Director     For       For                         Mgmt
                  3a10    Reelect Lo Wing Yat Kelvin as    For       For                         Mgmt
                          Director
                  3a11    Reelect Wang Dongming as         For       For                         Mgmt
                          Director
                  3a12    Reelect Yang Chao as Director    For       For                         Mgmt
                  3a13    Reelect Zhang Enzhao as          For       For                         Mgmt
                          Director
                  3a14    Reelect Zhao Shengbiao as        For       For                         Mgmt
                          Director
                  3b      Authorize Board to Fix           For       For                         Mgmt
                          Directors' Remuneration
                  4       Reappoint KPMG as Auditors and   For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans; however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


05/20/04 - S      Citic Int'l Financial        Y1636Y108                           None                      1,000,000
                  Hldgs (formerly CITIC Ka
                  Wah)
                          Special Business
                  1       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company


05/10/04 - A      CITIC Pacific Ltd            Y1639J116                           None                         80,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3       Reelect Larry Yung Chi Kin,      For       For                         Mgmt
                          Peter Lee Chung Hing, Norman
                          Yuen Kee Tong, Liu Jifu and
                          Willie Chang as Directors
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve Fees of HK$150,000 per   For       For                         Mgmt
                          Annum for Each Director and
                          Additional Remuneration of
                          HK$100,000 and HK$50,000 to
                          Each of the Nonexecutive
                          Directors Who Serve in the
                          Audit and Remuneration
                          Committees Respectively
                  6       Amend Articles Re: Issuance of   For       For                         Mgmt
                          Share Certificates, Voting at
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Nomination of
                          Directors, Indemnification of
                          Directors and Other Officers
                          of the Company
                  7       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  8       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  9       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


04/28/04 - A      CNOOC LTD                    126132109                           04/06/04                     12,000
                          Meeting for Holders of ADRs
                  1       TO RECEIVE AND CONSIDER THE      For       For                         Mgmt
                          AUDITED ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 2003
                          TOGETHER WITH THE REPORTS OF THE DIRECTORS AND THE
                          AUDITORS THEREON.
                  2       TO DECLARE THE FINAL DIVIDEND    For       For                         Mgmt
                          FOR THE YEAR ENDED DECEMBER
                          31, 2003 AND SPECIAL CASH
                          DIVIDEND.
                  3       TO RE-ELECT MR. SHOUWEI ZHOU     For       For                         Mgmt
                          AS EXECUTIVE DIRECTOR.
                  4       TO RE-ELECT PROFESSOR KENNETH    For       For                         Mgmt
                          S. COURTIS AS INDEPENDENT
                          NON-EXECUTIVE DIRECTOR.
                  5       TO RE-ELECT DR. ERWIN            For       For                         Mgmt
                          SCHURTENBERGER AS INDEPENDENT
                          NON-EXECUTIVE DIRECTOR.
                  6       TO ELECT MR. EVERT HENKES AS     For       For                         Mgmt
                          INDEPENDENT NON-EXECUTIVE
                          DIRECTOR.
                  7       Ratify Auditors                  For       For                         Mgmt
                  8       TO GRANT A GENERAL MANDATE TO    For       For                         Mgmt
                          THE DIRECTORS TO REPURCHASE
                          SHARES IN THE COMPANY.
                  9       TO GRANT A GENERAL MANDATE TO    For       Against                     Mgmt
                          THE DIRECTORS TO ISSUE, ALLOT
                          AND DEAL WITH ADDITIONAL
                          SHARES IN THE COMPANY.
                              This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  10      TO EXTEND THE GENERAL MANDATE    For       For                         Mgmt
                          GRANTED TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH
                          SHARES BY THE NUMBER OF SHARES REPURCHASED.
                  11      TO AMEND THE ARTICLES OF         For       For                         Mgmt
                          ASSOCIATION OF THE COMPANY.


05/10/04 - A      COFCO International Ltd.     G2251V106                           None                        600,000
                  (China Foods Hold. Ltd. )
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3a1     Reelect Yu Guangquan as          For       For                         Mgmt
                          Director
                  3a2     Reelect Qu Zhe as Director       For       For                         Mgmt
                  3b      Authorize Board to Fix Their     For       For                         Mgmt
                          Remuneration
                  4       Reappoint Ernst & Young as       For       For                         Mgmt
                          Auditors and Authorize Board
                          to Fix Their Remuneration
                  5       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  8       Amend Bylaws Re: Voting at       For       For                         Mgmt
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Nomination of
                          Directors


05/21/04 - A      Cosco Pacific Limited        G2442N104                           05/17/04                    285,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.18 Per Share
                  3a1     Reelect Zhang Fusheng as         For       For                         Mgmt
                          Director
                  3a2     Reelect Wang Futian as Director  For       For                         Mgmt
                  3a3     Reelect Gao Weijie as Director   For       For                         Mgmt
                  3a4     Reelect Chen Hongsheng as        For       For                         Mgmt
                          Director
                  3a5     Reelect Ma Zehua as Director     For       For                         Mgmt
                  3a6     Reelect Ma Guichuan as Director  For       For                         Mgmt
                  3a7     Reelect Li Yunpeng as Director   For       For                         Mgmt
                  3a8     Reelect He Jiale as Director     For       For                         Mgmt
                  3a9     Reelect Liu Guoyuan as Director  For       For                         Mgmt
                  3a10    Reelect Li Jianhong as Director  For       For                         Mgmt
                  3a11    Reelect Sun Yueying as Director  For       For                         Mgmt
                  3a12    Reelect Qin Fuyan as Director    For       For                         Mgmt
                  3a13    Reelect Li Kwok Po, David as     For       For                         Mgmt
                          Director
                  3b      Approve Remuneration of          For       For                         Mgmt
                          Directors
                  4       Reappoint                        For       For                         Mgmt
                          PricewaterhouseCoopers as
                          Auditors and Authorize Board
                          to Fix Their Remuneration


05/21/04 - S      Cosco Pacific Limited        G2442N104                           05/17/04                    285,000
                  1       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. However, ISS recommends voting against
                              the issuance of shares without preemptive rights
                              unless the company provides specific language and
                              terms that there will be (1) adequate restrictions
                              on discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, both of
                              which are permissible under current law.
                  2       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  3       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                          Special Business
                  1       Amend Bylaws Re: Voting at       For       For                         Mgmt
                          Meetings, Nomination of
                          Directors, Material Interest
                          of Directors in Contracts
                          Entered into by the Company


06/11/04 - A      Daying Modern                Y3179Y107                           05/28/04                          1
                  Agricultural(frmly
                  Shanghai Hero Co Ltd)
                  1       Accept 2003 Annual Report        For       For                         Mgmt
                  2       Accept Director's Report         For       For                         Mgmt
                  3       Accept Supervisors' Report       For       For                         Mgmt
                  4       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  5       Approve Allocation of Income     For       For                         Mgmt
                          and Dividends
                              The  company  proposes  not to  distribute
                              any  dividend  as it  incurred  a net loss
                            for the fiscal year 2003.
                  6       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                  7       Approve Cancellation of the      For       For                         Mgmt
                         Proposed Change of Company Name
                  8       Amend Articles of Association    For       For                         Mgmt
                              The proposal  seeks to increase the number
                              of   supervisors   in   the    supervisory
                              committee  from  three  persons to a range
                              of 3-5 persons.  By providing  for a range
                              rather    than   a   fixed    number    of
                              supervisors,   this   proposal  will  give
                              Daying    Modern     Agricultural     more
                              flexibility    in    hiring     additional
                              supervisors  in proportion to the size and
                              complexity  of the  company's  operations.
                              ISS recommends that  shareholders  approve
                              this request.


05/10/04 - A      Denway Motors Ltd.           Y2032Y106                           04/30/04                  1,100,000
                  (formerly Denway
                  Investment)
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.06 Per Share and Special
                          Dividend of HK$0.08 Per Share
                  3       Reelect Zhang Fangyou, Chen      For       For                         Mgmt
                          Xuejun and Zeng Qinghong as
                          Directors and Authorize Board
                          to Fix Their Remuneration
                  4       Reappoint                        For       For                         Mgmt
                          PricewaterhouseCoopers as
                          Auditors and Authorize Board
                          to Fix Their Remuneration
                  5       Approve Increase in Authorized   For       For                         Mgmt
                         Capital from HK$400 Million to
                          HK$1 Billion by the Creation
                         of 6 Billion Shares of HK$0.10
                          Each
                  6       Authorize Capitalization of      For       For                         Mgmt
                          Reserves for Bonus Issue
                  7       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  8       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  9       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  10      Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Nomination and
                          Removal of Directors


06/28/04 - A/S    European Minerals            29879A104                           05/29/04                     50,000
                  Corp(formerly Kazakhstan
                  Minerals Corporat *EPM.U*
                  1       Appoint Auditors and Authorize   For       For                         Mgmt
                          Board to Fix Remuneration of
                          Auditors
                              PricewaterhouseCoopers LLP are the company's
                              current auditors. The circular does not provide
                              the audit or non-audit fees paid to the auditor
                              over the most recent fiscal year.
                  2       Elect William G. Kennedy,        For       Withhold                    Mgmt
                          Anthony J. Williams, Dr. Barry
                          D. Rayment, and Marvin J.
                          Singer as Directors
                              Given that shareholders may wish to express
                              differing views as to the suitability of the
                              director nominees, Fairvest takes the view that
                              shareholders should have the ability to cast
                              ballots with respect to individuals rather than
                              the entire slate. If this is possible, they will
                              not be forced to withhold votes for the board as a
                              whole as their only method of registering a
                              negative view of an individual or individuals. We
                              recommend withholding votes from the entire slate
                              because William G. Kennedy is an insider on the
                              Audit Committee. The board is majority
                              independent.
                  3       Approve Issuance of Shares in    For       Against                     Mgmt
                         One or More Private Placements
                                      Shareholders are being asked to provide
                              blanket approval for the potential issuance of up
                              to 57,902,122 shares, representing potential
                              dilution of 100 percent of the outstanding shares.
                              The shares have a 52-week high and low of $1.12
                              and $0.32, respectively, and are currently trading
                              at $0.58 per share; as such any share issuances
                              could be issued at a 25 percent discount to the
                              fair market value as per Exchange regulations.
                              Fairvest prefers to see blanket approval for
                              future private placements to be capped at no more
                              than 30 percent of the outstanding shares. Given
                              the potential for excessive dilution, we do not
                              recommend shareholders approve this resolution.


06/15/04 - A/S    High River Gold Mines Ltd.   42979J107                           05/05/04                    100,000
                  *HRG*
                  1       Elect Alexandr Balabanov, W.     For       For                         Mgmt
                          Derek Bullock, Michael Chieng,
                          Laurence Curtis, Valery
                          Dmitriev, David Mosher,
                          Vladimir Polevanov, Mark
                          Rachovides and Donald Whalen
                          as Directors
                  2       Approve Issuance of Shares in    For       Against                     Mgmt
                          One or More Private Placements Given the potential for
                              excessive dilution, we do not recommend
                              shareholders approve this resolution.
                  3       Extend the Time of Expiry of     For       For                         Mgmt
                          Certain Warrants
                  4       Amend Stock Option Plan          For       Against                     Mgmt
                              Vote Recommendation        The  total cost
                              of the company's  plans of 4.35 percent is
                              within the  allowable cap for this company
                              of 4.97  percent.  We oppose the amendment
                              to increase  shares  reserved for options,
                              however,  because  it  would  appear  that
                              non-employee  directors  have the  ability
                              to    participate    in   options   on   a
                              discretionary  basis.  Directors  who  are
                              able to grant  themselves  options without
                              limit   could  find   their   independence
                              compromised.
                  5       Approve Acquisition of Shares    For       For                         Mgmt
                          in OJSC Buryatzoloto
                  6       Appoint PricewaterhouseCoopers   For       For                         Mgmt
                          LLP as Auditors and Authorize
                          Board to Fix Remuneration of
                          Auditors


05/05/04 - A      Hong Kong And China Gas      Y33370100                           None                        321,693
                  Co. Ltd.
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3       Reelect Directors                For       For                         Mgmt
                  4       Reappoint                        For       For                         Mgmt
                          PricewaterhouseCoopers as
                          Auditors and Authorize Board
                          to Fix Their Remuneration
                  5       Approve Remuneration of Each     For       For                         Mgmt
                          Director at HK$130,000 Per
                          Annum and Approve an
                          Additional HK$130,000 Per
                          Annum for the Chairman
                  6a      Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  6b      Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  6c      Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  6d      Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors


05/06/04 - A      Hongkong and Shanghai        Y35518110                           None                        440,000
                  Hotels Ltd.
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3       Reelect Directors                For       For                         Mgmt
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  8       Approve Remuneration of          For       For                         Mgmt
                          Directors at HK$100,000 for
                          Each
                  9       Amend Articles Re: Addition of   For       For                         Mgmt
                          Technical Definitions and
                          Minor Alterations, Reelection
                          of Directors, Inclusion of
                          Electronic Communications to
                          Facilitate Meetings, as Well
                          as to Disclose Corporate
                          Information


05/28/04 - A      HSBC Holdings Plc            G4634U169                           None                         65,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2a      Re-elect Lord Butler as          For       For                         Mgmt
                          Director
                  2b      Re-elect Baroness Lydia Dunn     For       For                         Mgmt
                          as Director
                  2c      Elect Rona Fairhead as Director  For       For                         Mgmt
                  2d      Re-elect William Fung as         For       For                         Mgmt
                          Director
                  2e      Elect Michael Geoghegan as       For       For                         Mgmt
                          Director
                  2f      Re-elect Sharon Hintze as        For       For                         Mgmt
                          Director
                  2g      Re-elect John Kemp-Welch as      For       For                         Mgmt
                          Director
                  2h      Re-elect Sir Mark Moody-Stuart   For       For                         Mgmt
                          as Director
                  2i      Re-elect Helmut Sohmen as        For       For                         Mgmt
                          Director
                  3       Re-appoint KPMG Audit Plc as     For       For                         Mgmt
                          Auditors and Authorise Board
                         to Fix Remuneration of Auditors
                  4       Approve Remuneration Report      For       For                         Mgmt
                  5       Authorise 1,099,900,000          For       For                         Mgmt
                          Ordinary Shares for Market
                          Purchase
                  6       Auth. Issuance of                For       For                         Mgmt
                          Non-Cumulative Pref. Shares
                          with Pre-emptive Rights up to
                          Aggregate Nominal Amount of
                          GBP 100,000, USD 100,000 and
                          EUR 100,000; and Auth.
                          Issuance of Ord. Shares with
                          Pre-emptive Rights up to
                          Aggregate Nominal Amount of
                          USD 1,099,900,000
                  7       Authorise Issuance of Equity     For       For                         Mgmt
                          or Equity-Linked Securities
                          without Pre-emptive Rights up
                         to Aggregate Nominal Amount of
                          USD 274,975,000
                  8       Approve Increase in              For       For                         Mgmt
                          Remuneration of Non-Executive
                          Directors from GBP 35,000 to
                          GBP 55,000 Per Annum


05/11/04 - A      Huaneng Power                443304100                           03/29/04                      8,000
                  International Inc.
                          Meeting for Holders of ADRs
                  1       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          WORKING REPORT FROM THE BOARD
                           OF DIRECTORS OF THE COMPANY
                                 FOR YEAR 2003.
                  2       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          WORKING REPORT FROM THE
                          SUPERVISORY COMMITTEE OF THE
                          COMPANY FOR YEAR 2003.
                  3       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          AUDITED FINANCIAL STATEMENTS
                          OF THE COMPANY FOR YEAR 2003.
                  4       Ratify Auditors                  For       For                         Mgmt
                  5       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          PROPOSAL REGARDING THE
                         ADJUSTMENT OF THE REMUNERATION
                          OF INDEPENDENT DIRECTORS.
                  6       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          PROFIT DISTRIBUTION PLAN OF
                          THE COMPANY FOR YEAR 2003.
                                                                             The
                              company   proposed  to  distribute  RMB  5
                              ($0.60) and bonus issue of five shares per 10
                              shares held.
                  7       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          PROPOSAL REGARDING ISSUE OF NEW SHARES BY CONVERSION
                          OF THE ADDITIONAL PAID-IN CAPITAL AND THE SURPLUS
                          RESERVE FUND.
                              The proposal seeks to capitalize a portion of the
                              company's capital reserve and retained earning and
                              distribute new fully paid shares to shareholders
                              free of charge; there is no cost to shareholders
                              to maintain their stakes and no risk of dilution.
                              This procedure transfers wealth to shareholders
                              and does not significantly impact share value. The
                              only impact on shareholders is that by increasing
                              the number of shares on issue, the company could
                              increase liquidity, enhance marketability, and
                              ultimately expand its shareholder base. This item
                              is pursuant to the bonus issue of item 6.
                  8       TO CONSIDER AND APPROVE THE      For       For                         Mgmt
                          PROPOSED AMENDMENTS TO THE
                          ARTICLES OF ASSOCIATION.
                              The proposal seeks to amend artilcles of
                              association to reflect registered capital and its
                              capital structure due to 2003 bonus issue; to
                              insert a pragraph that requires shareholders'
                              approval for guarantee provided by the company
                              that has amount greater than 20 percent of the
                              company's net assets, board of directors' consent
                              for amount range between five to 20 percent of the
                              company's net assets, and chairman and vice
                              chairman of the board to decide on guarantee less
                              than five percent; and other technical amendments
                              that will have neutral effect to shareholders'
                              value.


06/15/04 - S      Huaneng Power                443304100                           05/04/04                      5,000
                  International Inc.
                          Meeting for Holders of ADRs
                  1       TO APPROVE THE ACQUISITION OF    For       For                         Mgmt
                          40% INTEREST IN HEBEI HANFENG POWER GENERATION LIMITED
                          LIABILITY COMPANY AND 90% INTEREST IN JINGGANGSHAN
                          HUANENG POWER GENERATION LIMITED LIABILITY COMPANY.
                              Items 1 and 2 concern proposed acquisitions by the
                              company of five power plants in the People's
                              Republic of China (the PRC). Item 1seeks
                              shareholder approval for the company's purchase of
                              a 40 percent interest in Hebei Hanfeng Power
                              Generation Ltd. Liability Co. (Hanfeng Power
                              Plant) and a 90 percent interest in Jinggangshan
                              Huaneng Power Generation Ltd. Liability Co.
                              (Jinggangshan Power Plant) from China Huaneng
                              Group (Huaneng Group) for an aggregate
                              consideration of RMB1.9 billion ($235.2 million).
                              On the other hand, Item 2 seeks shareholder
                              approval for the company to acquire a 55 percent
                              interest in Huaneng Hunan Yueyang Power Generation
                              Ltd. Liability Co. (Yueyang Power Plant) and a 60
                              percent interest in Huaneng Chongqing Luohuang
                              Power Generation Ltd. Liability Co. (Luohuang
                              Power Plant) and the entire assets and liabilities
                              of Huaneng Intl. Power Devt. Corp. Yingkou Branch
                              Co. (Yingkou Power Plant) from Huaneng Intl. Power
                              Devt. Corp. (HIPDC) for an aggregate consideration
                              of RMB2.6 billion ($309.4 million). The aggregate
                              consideration payable by the company under the two
                              acquisition proposals amounts to approximately
                              RMB4.5 billion ($544.6 million). Half of the total
                              consideration will be financed by cash resources
                              of the company and its subsidiaries (the Group)
                              while the remaining half will be funded by bank
                              loans. Huaneng Power Plant operates in the Hebei
                              Province, adjacent to the capital Beijing and
                              Tianjin which is an important commercial port in
                              the northern region of the PRC. Jinggangshan Power
                              Plant is situated in Jiangxi Province, in the
                              souteast part of the PRC. Yueyang Power Plant
                              operates in Hunan Province, a province noted for
                              its relatively high coal output in the southern
                              part of the PRC. Luohuang Power Plant is situated
                              in the Chonqing Muncipality, considered to be the
                              largest multi-functional modern industrial and
                              commercial city in the western part of the PRC.
                              Lastly, Yingkou Powerplant is located in Liaoning
                              Province, a coastal region considered to be an
                              essential passageway for foreign trade and
                              international communication in northeast China.
                              The acquisitions were deemed as fair as they were
                              examined by N M Rothschild & Sons (Hong Kong) Ltd.
                              (Rothschild), an independent financial evaluator.
                              The deals appear to be fair to shareholders in
                              that the consideration payable by the company for
                              the acquisition of the five power plants discussed
                              above falls within the range of comparable
                              transactions as found by Rothschild. The
                              enterprise value/earnings before interest, tax,
                              depreciation and amortization (EV/EBITDA) of 5.7
                              times and earnings multiple of 8.7 times are lower
                              than 1) the average EV/EBITDA and earnings
                              multiple of comparable Hong Kong-listed companies
                              of 8.9 times and 17.5 times respectively and 2)
                              the average EV/EBITDA of 6.1 times and earnings
                              multiple of 10.9 times for comparable acquisition
                              transactions in the Chinese electric power
                              generation sector. In addition, these proposals
                              are in line with the company's objective of
                              acquiring existing and developing new power
                              plants. The acquisitions are seen to increase the
                              company's market share and allow the company to
                              maintain its competitive position in a period when
                              reforms in the PRC's power generation sector are
                              being undertaken and competition is being
                              introduced. In view of these, we recommend
                              shareholders to vote in favor of the proposed
                              acquisitions in Item 1 and Item 2.
                  2       TO APPROVE THE ACQUISITION OF    For       For                         Mgmt
                          55% INTEREST IN HUANENG HUNAN YUEYANG POWER GENERATION
                          LIMITED LIABILITY COMPANY, 60% INTEREST IN HUANENG
                          CHONGNING LUOBUANG POWER GENERATION LIMITED LIABILITY
                          COMPANY, ALL AS MORE FULLY DESCRIBED IN THE CIRCULAR.
                              Refer to the discussion in Item 1.
                  3       TO APPROVE THE GUARANTEE         For       Against                     Mgmt
                          ARRANGEMENTS AND AGREEMENTS,
                         ALL AS MORE FULLY DESCRIBED IN
                          THE CIRCULAR.
                              This item seeks approval for guarantee
                              arrangements and agreements between Hanfeng Power
                              Plant, Jinggangshan Power Plant and Huaneng Group
                              together with the company's assumption of the
                              existing guarantee of Jinggangshan Power Plant
                              originally provided by Huaneng Group. However, the
                              company did not provide sufficient information on
                              the terms of the agreements. As such, we are
                              unable to ascertain whether the terms of the
                              agreements are fair and reasonable to the company
                              and its shareholders. Given that this proposal may
                              potentially increase the company's liabilities, we
                              recommend shareholders to vote against this
                              resolution.
                  4       TO APPROVE THE ENTRUSTED LOAN    For       Against                     Mgmt
                         ARRANGEMENT, ALL AS MORE FULLY
                          DESCRIBED IN THE CIRCULAR. Item 4 concerns the
                              entrusted loan arrangement between Yueyang Power
                              Plant, HIPDC and China Huaneng Finance Co., the
                              entrusted loan arrangement in respect of Yingkou
                              Power Plant and other loan arrangements and
                              agreements with respect to other power plants
                              proposed to be acquired by the company in Items 1
                              and 2. Given that this proposal may potentially
                              increase the company's liabilities and
                              insufficient information was provided, we are
                              unable to ascertain whether the terms of the
                              agreements are fair and reasonable to the company
                              and its shareholders. As such, we recommend
                              shareholders to vote against this resolution.
                  5       TO APPROVE THE LOAN AND          For       Against                     Mgmt
                          DEPOSIT ARRANGEMENT, ALL AS
                          MORE FULLY DESCRIBED IN THE
                          CIRCULAR.
                              This item seeks to approve loan and deposit
                              arrangements concerning several power plants
                              proposed to be acquired by the company in Items 1
                              and 2. In view of the insufficient data available,
                              we are unable to ascertain whether the terms of
                              the agreements are fair and reasonable to the
                              company and its shareholders. As this proposal may
                              potentially increase the company's liabilities, a
                              vote against this resolution is recommended.


05/20/04 - A      Hutchison Whampoa            Y38024108                           05/12/04                     28,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$1.22 Per Share
                  3a      Elect Li Ka-shing as Director    For       For                         Mgmt
                  3b      Elect Frank John Sixt as         For       For                         Mgmt
                          Director
                  3c      Elect George Colin Magnus as     For       For                         Mgmt
                          Director
                  3d      Elect Michael David Kadoorie     For       For                         Mgmt
                          as Director
                  4       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                  5a      Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans; however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  5b      Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  5c      Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares


05/20/04 - S      Hutchison Whampoa            Y38024108                           05/12/04                     28,000
                          Special Business
                  1       Amend Articles Re: Voting at     For       For                         Mgmt
                          Meetings, Nomination of
                          Directors, Material Interest
                          of Directors in Contracts
                          Entered into by the Company
                          Ordinary Business
                  1       Approve Share Option Scheme of   For       Against                     Mgmt
                          Hutchison Harbour Ring Ltd.
                              Given the  unfavorable  terms of most Hong
                              Kong options  plans,  this plan  included,
                              we  recommend   that   shareholders   vote
                             against this proposal.
                  2       Approve Share Option Scheme of   For       Against                     Mgmt
                          Hutchison 3G UK Hldgs. Ltd.
                              Given the potential dilution to existing
                              shareholders under the proposed share option
                              scheme, we recommend that shareholders vote
                              against this proposal.
                  3       Approve Share Option Scheme of   For       Against                     Mgmt
                          Hutchison 3G Italia S.p.A.
                              See Item 2.


05/20/04 - A      Jiangxi Copper               Y4446C100                           04/20/04                  1,600,000
                  1       Accept Report of Directors       For       For                         Mgmt
                  2       Accept Report of the             For       For                         Mgmt
                          Supervisory Committee
                  3       Accept Financial Statements      For       For                         Mgmt
                          and Auditors' Reports
                  4       Approve Proposal for Profit      For       For                         Mgmt
                          Distribution
                              The board is  proposing  a final  dividend
                              of RMB0.012 ($0.001) per 10 shares.
                  5       Reappoint Deloitte Touche        For       For                         Mgmt
                          Tohmatsu Shanghai CPA Ltd. and
                          Deloitte Touche Tohmatsu as
                          the Company's PRC and
                          International Auditors and
                          Authorize Any Two Executive
                          Directors to Fix Their
                          Remuneration and to Enter into
                          the Service Agreement with the
                          Auditors
                  6       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              ISS recommends voting against the issuance of
                              shares without preemptive rights unless the
                              company provides specific language and terms that
                              there will be (1) adequate restrictions on
                              discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, which are
                              permissible under current law.


04/22/04 - A      Kingboard Chemical           G52562108                           None                        270,000
                  Holdings Ltd
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.10 Per Share
                  3       Reelect Directors and            For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5a      Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans. However, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  5b      Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  5c      Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  6       Approve Increase in Authorized   For       For                         Mgmt
                          Capital from HK$80 Million
                          Divided into 800 Million
                          Shares of HK$0.10 Each to
                          HK$120 Million Divided into
                          1.2 Billion Shares of HK$0.10
                          Each
                  7       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company


06/30/04 - S      Kingboard Chemical           G52562108                           None                        300,000
                  Holdings Ltd
                  1       Approve Shirai Supply            For       For                         Mgmt
                          Agreement and Annual Caps


05/11/04 - A      Li & Fung                    G5485F144                           None                        630,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          HK$0.25 Per Share
                  3a      Reelect Danny Lau Sai Wing as    For       For                         Mgmt
                          Executive Director
                  3b      Reelect Annabella Leung Wai      For       For                         Mgmt
                          Ping as Executive Director
                  3c      Reelect Paul Edward              For       For                         Mgmt
                          Selway-Swift as Independent
                          Non-Executive Director
                  4       Approve Remuneration of All      For       For                         Mgmt
                          Directors at HK$80,000 and
                          Additional Remuneration of
                          HK$50,000 for Non-Executive
                          Directors Serving on the Audit
                          Committee
                  5       Reappoint                        For       For                         Mgmt
                          PricewaterhouseCoopers as
                          Auditors and Authorize Board
                          to Fix Their Remuneration
                  6       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  7       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This request is being made to renew the authority
                              because the authority to issue shares effectively
                              expired with the convening of this shareholder
                              meeting. This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  8       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  9       Amend Bylaws Re: Voting at       For       For                         Mgmt
                          General Meetings, Material
                          Interest of Directors in
                          Contracts Entered into by the
                          Company, Nomination of
                          Directors


06/30/04 - A/S    LINGO MEDIA INC              535745103                           05/14/04                    900,000
                  1       Elect Michael P. Kraft,          For       Withhold                    Mgmt
                          Richard J.G. Boxer, Scott
                         Remborg, Geng Chen, Khurram R.
                          Qureshi, John P. Schram, and
                          Bailing Xia as Directors
                              Given that shareholders may wish to express
                              differing views as to the suitability of the
                              director nominees, Fairvest takes the view that
                              shareholders should have the ability to cast
                              ballots with respect to individuals rather than
                              the entire slate. If this is possible, they will
                              not be forced to withhold votes for the board as a
                              whole as their only method of registering a
                              negative view of an individual or individuals. We
                              recommend withholding votes from the entire slate
                              because Michael P. Kraft is an insider on the
                              Audit Committee and Khurram R. Qureshi is an
                              insider on the Compensation Committee.
                  2       Appoint Auditors and Authorize   For       For                         Mgmt
                          Board to Fix Remuneration of
                          Auditors
                              Mintz & Partners LLP have been the company's
                              auditors since 2003. The circular does not provide
                              the audit or non-audit fees paid to the auditor
                              over the most recent fiscal year.
                  3       Amend Stock Option Plan          For       Against                     Mgmt
                              This  item  will  reaffirm  the  company's
                              twenty percent  rolling stock option plan.
                              The total  cost of the  company's  plan is
                              compared  to  an  allowable  cap  using  a
                              compensation  model.  The  allowable  caps
                              are  industry-specific,  market cap-based,
                              and pegged to the  average  amount paid by
                              companies  performing  in the top quartile
                              of   their   peer   groupings.    Industry
                              classifications   are  established   using
                              standard   industry   code  (SIC)  groups.
                              Using  historic  data  tracked by Fairvest
                              of the  value  of  authorized  shares  for
                              issue at each  company  ranked  in the top
                              quartile of its industry,  a benchmark pay
                              level is  established  for each  industry.
                              The total  cost of the  company's  plan of
                              5.53 percent is within the  allowable  cap
                              for  this   company   of  19.22   percent.
                              Fairvest  prefers  companies  to  adopt  a
                              fixed  maximum  number  of  shares  to  be
                              reserved   pursuant   to  options   plans,
                              rather than 'rolling'  stock option plans.
                              We   oppose   the   resolution,   however,
                              because it would appear that  non-employee
                              directors  participate  in  options  on  a
                              discretionary  basis.  This is a  practice
                              which  gives  rise to the  possibility  of
                              self-dealing   by  directors  in  options.
                              Directors    who   are   able   to   grant
                              themselves  options  without  limit  could
                              find   their   independence   compromised.
                              Shareholders  should  note  that this plan
                              could allow  options to be granted  with a
                              discounted  exercise  price  if  permitted
                              for  by  the  TSX  Venture  Exchange.  The
                              amended plan could  represent  dilution of
                              up to  14.74  percent  on a  fully-diluted
                              basis at any point in time.
                  4       Approve Issuance of Shares in    For       Against                     Mgmt
                          One or More Private Placements Shareholders are being
                              asked to provide blanket approval for the
                              potential issuance of up to 11,956,485 shares,
                              representing potential dilution of 50 percent of
                              the outstanding shares. The shares have a 52-week
                              high and low of $0.66 and $0.10, respectively, and
                              are currently trading at $0.255 per share; as such
                              any share issuances could be issued at a 25
                              percent discount to the fair market value as per
                              Exchange regulations. Fairvest prefers to see
                              blanket approval for future private placements to
                              be capped at no more than 30 percent of the
                              outstanding shares. Given the potential for
                              excessive dilution, we do not recommend
                              shareholders approve this resolution.


06/01/04 - A      Maanshan Iron & Steel        Y5361G109                           04/30/04                  1,500,000
                  Company Ltd.
                  1       Accept Report of the Directors   For       For                         Mgmt
                  2       Accept Report of the             For       For                         Mgmt
                          Supervisory Committee
                  3       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  4       Approve Proposed Profit          For       For                         Mgmt
                          Appropriation
                  5       Approve Ernst & Young Hua Ming   For       For                         Mgmt
                          and Ernst & Young as Auditors
                          and Authorize Board to Fix
                          Their Remuneration
                  6       Approve Remuneration of the      For       For                         Mgmt
                          Fourth Session of the Board of
                          Directors, Independent
                          Directors, Fourth Session of
                          Supervisory Committee,
                          Independent Supervisors Not
                          Exceeding RMB4.3 Million,
                          RMB30,000, RMB1.7 Million and
                          RMB20,000 Respectively
                          Special Business
                  1       Amend Articles of Association    For       For                         Mgmt
                  2       Authorize Board to Effect        For       For                         Mgmt
                          Proposed Amendments to the
                          Articles of Association
                  3       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans; however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.


05/18/04 - A      Petrochina Co. Ltd.          71646E100                           04/05/04                     21,500
                          Meeting for Holders of ADRs
                  1       TO APPROVE THE REPORT OF THE     For       For                         Mgmt
                          BOARD OF DIRECTORS OF THE
                          COMPANY FOR THE YEAR 2003.
                  2       TO APPROVE THE REPORT OF THE     For       For                         Mgmt
                          SUPERVISORY COMMITTEE OF THE
                           COMPANY FOR THE YEAR 2003.
                  3       TO APPROVE THE AUDITED           For       For                         Mgmt
                          FINANCIAL STATEMENTS OF THE
                          COMPANY FOR THE YEAR 2003.
                  4       TO APPROVE THE DECLARATION AND   For       For                         Mgmt
                          PAYMENT OF A FINAL DIVIDEND FOR THE YEAR ENDED
                          DECEMBER 31, 2003 IN THE AMOUNT AND IN THE MANNER
                          RECOMMENDED BY THE BOARD OF DIRECTORS.
                  5       TO APPROVE THE AUTHORISATION     For       For                         Mgmt
                          OF THE BOARD OF DIRECTORS TO
                          DETERMINE THE DISTRIBUTION OF
                          INTERIM DIVIDEND FOR 2004.
                  6       RATIFY AUDITORS                  For       For                         Mgmt
                  7       TO APPROVE THE PROPOSAL IN       For       For                         Mgmt
                         RELATION TO THE RE-ELECTION OF
                          MR. CHEN GENG AS A DIRECTOR OF THE COMPANY.
                  8       TO APPROVE THE PROPOSAL IN       For       For                         Mgmt
                          RELATION TO THE ELECTION OF
                          MR. ZHOU JIPING AS A DIRECTOR OF THE COMPANY.
                  9       TO APPROVE THE PROPOSAL IN       For       For                         Mgmt
                          RELATION TO THE ELECTION OF
                          MR. DUAN WENDE AS A DIRECTOR OF THE COMPANY.
                  10      TO APPROVE THE PROPOSAL IN       For       For                         Mgmt
                          RELATION TO THE ELECTION OF
                          MR. SUN XIANFENG AS A
                          SUPERVISOR OF THE COMPANY.
                  11      TO APPROVE THE PROPOSAL IN       For       For                         Mgmt
                          RELATION TO THE ELECTION OF
                          MR. XU FENGLI AS A SUPERVISOR OF THE COMPANY.
                  12      TO ALLOT AND DEAL WITH           For       Against                     Mgmt
                          ADDITIONAL DOMESTIC SHARES.
                              ISS recommends voting against the issuance of
                              shares without preemptive rights unless the
                              company provides specific language and terms that
                              there will be (1) adequate restrictions on
                              discounts and (2) no authority to refresh the
                              share issuance amounts without prior shareholder
                              approval. This is in light of abuses made by a
                              number of Hong Kong companies that have issued
                              shares at steep discounts to related parties and
                              renewed the share issuance amount under this
                              authority without shareholder approval, which are
                              permissible under current law.


06/08/04 - A      Philippine Long Distance     718252604                           04/08/04                     40,000
                  Telephone Co.
                          Meeting for Holders of ADRs
                  1       APPROVAL OF THE AUDITED          For       For                         Mgmt
                          FINANCIAL STATEMENTS FOR THE
                           PERIOD ENDING DECEMBER 31,
                          2003 CONTAINED IN THE COMPANY
                          S 2003 ANNUAL REPORT
                  2       Elect Directors                  For       For                         Mgmt


05/18/04 - A      Shanghai Friendship &        Y7682E102                           04/30/04                          1
                  Overseas
                  1       Accept Directors' Report         For       For                         Mgmt
                  2       Accept Supervisors' Report       For       For                         Mgmt
                  3       Accept Financial Statements      For       For                         Mgmt
                  4       Approve Allocation of Income     For       For                         Mgmt
                          and Dividends and
                          Capitalization of Capital
                          Reserve
                              Cash dividend of RMB 1.00 ($00.13) per 10 shares
                              and stock dividend of three shares per 10 shares
                              has been proposed. Stock dividend will be
                              capitalized from capital reserves.
                  5       Amend Articles of Association    For       For                         Mgmt
                              The proposal  seeks to amend the company's
                              Articles  of  Association  to  update  the
                              changes  in  capital   structure   of  the
                              company.
                  6       Approve Remuneration of          For       For                         Mgmt
                          Independent Directors
                  7       Approve Auditors and Authorize   For       For                         Mgmt
                         Board to Fix Their Remuneration
                              PricewaterhouseCoopers   Zhong  Tian  CPAs
                              will  be  re-appointed  as   international
                            auditors of the company.
                  8       Approve Compensation for the     For       For                         Mgmt
                          Relocation of a Store
                              The proposal seeks to accept the compensation of
                              RMB 260 million ($31.4 million) for the relocation
                              of a 90 percent owned department store of the
                              company. The department store has a book value of
                              RMB 149 million ($18 million), and market value of
                              RMB 230 million ($27.8 million). The relocation
                              will have result in a projected 40 percent
                              decrease to the net profit of the department store
                              from the current RMB 9.85 million ($1.2 million)
                              since the new location area is smaller than the
                              original location. Nevertheless, the relocation is
                              part of the Shanghai city government's city
                              development centennial master plan. ISS recommends
                              voting in favor of the resolution as the offer
                              terms are fair as far as the company and its
                              shareholders are concerned.


06/17/04 - A/S    SPUR VENTURES INC            85216L104                           05/03/04                    537,950
                  1       Ratify PricewaterhouseCoopers    For       For                         Mgmt
                          LLP as Auditors
                              PricewaterhouseCoopers  LLP have  been the
                         company's auditors since 1993.
                  2       Authorize Board to Fix           For       For                         Mgmt
                          Remuneration of the Auditors
                              The  circular  does not  provide the audit
                              or  non-audit  fees  paid  to the  auditor
                              over the most recent fiscal year.
                  3       Fix Number of Directors          For       For                         Mgmt
                  4       Elect Directors                  For       Split                       Mgmt
                  4.1     Elect Director Steven G. Dean
                          --- For
                              The board is a majority independent.
                  4.2     Elect Director Robert G.
                          Atkinson --- Withhold
                              We   recommend   withholding   votes  from
                              Robert  Atkinson  because he is an insider
                             on the Audit Committee.
                  4.3     Elect Director Yingbin Ian He
                          --- For
                  4.4     Elect Director W. David Black
                          --- For
                  4.5     Elect Director David Cohen ---
                          For
                  4.6     Elect Director Gordon D. Ewart
                          --- For
                  4.7     Elect Director Ruston Goepel
                          --- For
                  4.8     Elect Director Dongdong Huang
                          --- For
                  5       Approve Stock Option Plan        For       Against                     Mgmt
                          Grants
                              This resolution would allow the board to grant
                              options, outside of a formal option plan, which
                              may represent more than ten percent of outstanding
                              shares to insiders of the company and to reprice
                              existing options without further shareholder
                              approval. Given the lack of set terms on such
                              options, we are unable to assess any objective
                              cost to this proposal. As shareholders are being
                              given no information relating to the potential
                              effects of options to be granted and or repriced,
                              we do not recommend shareholders approve this
                              resolution.
                  6       Amend Stock Option Plan          For       Against                     Mgmt
                              This proposal seeks  shareholder  approval
                              to amend the Stock  Option Plan to reserve
                              1,110,035  additional  shares.  The  total
                              cost of the company's  plan is compared to
                              an  allowable  cap  using  a  compensation
                              model.     The    allowable    caps    are
                              industry-specific,  market cap-based,  and
                              pegged  to  the  average  amount  paid  by
                              companies  performing  in the top quartile
                              of   their   peer   groupings.    Industry
                              classifications   are  established   using
                              standard   industry   code  (SIC)  groups.
                              Using  historic  data  tracked by Fairvest
                              of the  value  of  authorized  shares  for
                              issue at each  company  ranked  in the top
                              quartile of its industry,  a benchmark pay
                              level is  established  for each  industry.
                              The total cost of the  company's  plans of
                              12.10  percent is above the  allowable cap
                              for  this  company  of  7.39  percent.  We
                              oppose the  amendment  to increase  shares
                              reserved for options,  however, because it
                              would appear that  non-employee  directors
                              participate in options on a  discretionary
                              basis.  This  is a  practice  which  gives
                              rise to the  possibility  of  self-dealing
                              by  directors  in options.  Directors  who
                              are  able  to  grant  themselves   options
                              without    limit    could    find    their
                              independence   compromised.   Shareholders
                              should  note that this  plan  could  allow
                              options  to be granted  with a  discounted
                              exercise  price  if  permitted  for by the
                              TSX Venture  Exchange.  The  amended  plan
                              represents  dilution of 14.75 percent on a
                              fully-diluted basis.
                  7       Amend Notice of Articles Re:     For       For                         Mgmt
                          Pre-Existing Company Provisions The new British
                              Columbia Business Corporations Act effectively
                              adds certain provisions, called 'pre-existing
                              company provisions' to every company's Notice of
                              Articles until such time as the shareholders of
                              the company remove them by way of a special
                              resolution. For the most part, the Corporation is
                              exempt from the Provisions due to either: a)
                              having articles which, prior to the enactment of
                              the new Act, exempt the Corporation from such
                              requirements; or b) being a public company.
                              Deleting the Provisions will permit a 66.67%
                              majority rather than a 75% majority be required to
                              effect certain corporate changes, including
                              certain amalgamations or the continuance of the
                              Corporation out of British Columbia. Management
                              believes that this resolution will provide the
                              Corporation with greater flexibility for future
                              corporate activities.
                  8       Approve Unlimited Capital        For       Against                     Mgmt
                          Authorization
                              The updated British Columbia Business Corporations
                              Act now allows companies to have an unlimited
                              authorized capital, similar to other Canadian
                              jurisdictions. The company currently has 100
                              million common and preferred shares authorized and
                              just over 28 million common shares outstanding.
                              Given the Fairvest prefers to see companies with a
                              fixed maximum limit on authorized capital, with at
                              least 30 percent of the authorized stock be issued
                              and outstanding. Limited capital structures
                              protect against excessive dilution and can be
                              increased when needed. As such we do not recommend
                              shareholders approve this resolution.
                  9       Adopt New Articles               For       For                         Mgmt
                              In   conjunction   with  the  new  British
                              Columbia  Business  Corporations  Act  the
                              company  is  proposing  to adopt a new set
                              of  Articles  to to  provide  the  company
                              with   greater   flexibility   for  future
                              corporate  activities.  The  New  Articles
                              are   intended  to  bring  the   company's
                              governing  rules into  alignment  with the
                              new Business  Corporations Act and provide
                              the   company   with  a   more   effective
                              governance  structure.  We do  not  oppose
                              this  resolution  at this  time  given the
                              mandatory   transition  rollover  required
                              under the new Business Corporations Act.
                  10      Other Business                   For       Against                     Mgmt
                              As we cannot know the content of the issues to be
                              raised under this item we do not recommend
                              shareholders approve this resolution.


05/11/04 - A      Standard Chartered PLC       G84228157                           None                         14,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       For                         Mgmt
                          36.49 US Cents Per Ordinary
                          Share
                  3       Approve Remuneration Report      For       For                         Mgmt
                  4       Elect Jamie Dundas as Director   For       For                         Mgmt
                  5       Elect Ruth Markland as Director  For       For                         Mgmt
                  6       Elect Paul Skinner as Director   For       For                         Mgmt
                  7       Re-elect Mervyn Davies as        For       For                         Mgmt
                          Director
                  8       Re-elect Michael DeNoma as       For       For                         Mgmt
                          Director
                  9       Re-elect Rudolph Markham as      For       For                         Mgmt
                          Director
                  10      Re-elect Hugh Norton as          For       For                         Mgmt
                          Director
                  11      Re-appoint KPMG Audit Plc as     For       For                         Mgmt
                          Auditors of the Company
                  12      Authorise Board to Fix           For       For                         Mgmt
                          Remuneration of the Auditors
                  13      Authorise Issuance of Equity     For       For                         Mgmt
                          or Equity-Linked Securities with Pre-emptive Rights up
                          to Aggregate Nominal Amount of USD 117,487,333 and up
                          to USD 213,708,480 Pursuant to Rights Issues, Scrip
                          Dividends, Share Schemes and Exchangeable Securities
                  14      Authorise Issuance of Equity     For       For                         Mgmt
                          or Equity-Linked Securities
                          with Pre-emptive Rights up to
                         Aggregate Nominal Amount Equal
                         to the Company's Share Capital
                          Repurchased Under Item 16
                  15      Authorise Issuance of Equity     For       For                         Mgmt
                          or Equity-Linked Securities
                          without Pre-emptive Rights up
                         to Aggregate Nominal Amount of
                          USD 29,370,451
                  16      Authorise 117,487,333 Ordinary   For       For                         Mgmt
                          Shares for Market Purchase
                  17      Authorise 331,388                For       For                         Mgmt
                          Non-Cumulative Preference
                          Shares of USD 5 Each and
                          195,285,000 Non-Cumulative
                          Preference Shares of GBP 1
                          Each for Market Purchase
                  18      Amend Standard Chartered 2001    For       For                         Mgmt
                          Performance Share Plan
                  19      Adopt Standard Chartered 2004    For       For                         Mgmt
                          UK Sharesave Scheme and the
                          Standard Chartered 2004
                         International Sharesave Scheme


05/11/04 - A      Taiwan Semiconductor         874039100                           03/15/04                     73,380
                  Manufacturing Co.
                          Meeting for Holders of ADRs
                  1       TO ACCEPT 2003 BUSINESS REPORT   For       For                         Mgmt
                          AND FINANCIAL STATEMENTS.
                  2       TO APPROVE THE PROPOSAL FOR      For       For                         Mgmt
                          DISTRIBUTION OF 2003 PROFITS.
                  3       TO APPROVE THE CAPITALIZATION    For       For                         Mgmt
                         OF 2003 DIVIDENDS AND EMPLOYEE
                          PROFIT SHARING.


05/28/04 - A      Techtronic Industries        Y8563B100                           05/21/04                    275,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend of        For       Against                     Mgmt
                          HK$0.1775 Per Share
                              In this case, the company was found to have
                              reserves of approximately HK$2.1 billion ($271.3
                              million) for the latest financial year end, yet
                              has failed to comply with the minimum standard of
                              30 percent for the past four years. Given that no
                              adequate justification was provided for the
                              retention of capital, we recommend shareholders to
                              oppose this dividend request.
                  3a      Reelect Roy Chi Ping Chung as    For       For                         Mgmt
                          Group Executive Director
                  3b      Reelect Kin Wah Chan as Group    For       For                         Mgmt
                          Executive Director
                  3c      Reelect Joel Arthur Schleicher   For       For                         Mgmt
                          as Independent Non-Executive
                          Director
                  3d      Authorize Board to Fix Their     For       For                         Mgmt
                          Remuneration
                  4       Reappoint Deloitte Touche        For       For                         Mgmt
                          Tohmatsu as Auditors and Fix
                          Their Remuneration
                  5       Approve Increase in Authorized   For       Against                     Mgmt
                         Capital from HK$160 Million to
                         HK$240 Million by the Creation
                          of 400 Million Shares of
                          HK$0.2 Each
                              In the absence of a specific purpose for the
                              proposed increase in the company's authorized
                              capital, we believe that this resolution may
                              facilitate the use of authority sought in Item 6.
                              Given that ISS does not support the issuance of
                              shares without preemptive rights in light of
                              abuses made by a number of Hong Kong companies
                              that have issued shares at steep discounts to
                              related parties and renewed the authority without
                              shareholder approval, we recommend shareholders to
                              vote against the proposed increase in authorized
                              capital.
                  6       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans. However, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law. While the company
                              has limited the amount of discount to 5 percent of
                              the higher of (1) the closing price of shares on
                              the SEHK when the agreement was signed and (2) the
                              average closing price for five trading days
                              immediately preceding the earliest of (a) the date
                              of signing of the agreement, (b) the announcement
                              date, or (c) the date on which the price of shares
                              to be issued pursuant to the transaction is fixed,
                              shareholder approval to refresh the share issuance
                              amounts is not expressly required. Given this, ISS
                              recommends shareholders to oppose this resolution.
                  7       Approve Repurchase of Up to 10   For       For                         Mgmt
                          Percent of Issued Capital
                  8       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  9       Amend Articles Re:               For       For                         Mgmt
                          Postponement and Voting at
                          General Meetings, Appointment
                          of Alternate Director,
                          Material Interest of Directors
                          in Contracts Entered into by
                          the Company, Electronic
                          Communication, Indemnification
                          of Directors and Officers of
                          the Company


05/28/04 - S      Techtronic Industries        Y8563B100                           05/21/04                    275,000
                  1       Approve Grant of Options to      For       Against                     Mgmt
                          Horst Julius Pudwill and Roy
                          Chi Ping Chung to Subscribe
                          for Ordinary Shares in the
                          Capital of the Company
                          Pursuant to the Share Option
                          Scheme
                              Given these concerns, the proposed grants of
                              options under unfavorable terms of the share
                              option scheme are not supported by ISS. A vote
                              against this resolution is recommended.
                  2       Approve Stock Split of Every     For       For                         Mgmt
                         Share of HK$0.2 in the Capital
                         of the Company into Two Shares
                          of HK$0.1 Each
                  3       Amend Articles to Reflect        For       Against                     Mgmt
                          Changes in Capital
                              This request bundles two different changes in the
                              capital structure of the company. First, the
                              change would involve the increase in capital
                              sought at the AGM. The proposed increase in
                              authorized capital is not supported by ISS given
                              the lack of specific purpose for the increase and
                              the possibility that the increase would facilitate
                              the issuance of shares without preemptive rights
                              under a general mandate that we do not support.
                              Our opposition to the general mandate to issue
                              shares stems from the fact that the company may
                              refresh the mandate limit without shareholder
                              approval. Second, the change would reflect the
                              stock split proposed above, which we consider to
                              be a legitimate proposal. When reviewing the
                              merits of bundled amendments to articles such as
                              this, ISS reviews each change and then weighs them
                              as a whole. The presence of one strongly negative
                              amendment merits a vote against the resolution. As
                              this request is subject to the passing of a
                              resolution that ISS does not support given its
                              unfavorable terms, we recommend a vote opposing
                              this entire resolution.


04/22/04 - A      Wing Hang Bank Ltd           Y9588K109                           None                        140,000
                  1       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  2       Approve Final Dividend           For       For                         Mgmt
                  3       Elect Directors and Authorize    For       For                         Mgmt
                         Board to Fix Their Remuneration
                  4       Reappoint Auditors and           For       For                         Mgmt
                          Authorize Board to Fix Their
                          Remuneration
                  5       Approve New Employee Incentive   For       Against                     Mgmt
                          Plan
                              Given that the issuance of shares under the
                              proposed new employee incentive plan, taken
                              together with shares made available for the
                              exercise of options under the existing share
                              option scheme of the company, exceeds our
                              threshold for stock-based compensation schemes and
                              in the absence of performance hurdles in the
                              determination of eligible participants, we
                              recommend shareholders to oppose this resolution
                              as it poses a significant level of dilution to
                              existing shareholders. Moreover, this incentive
                              plan will be administered by the board, including
                              executive directors who are eligible to receive
                              awards. This scenario opens the Plan up to
                              potential back-scratching abuses.
                  6       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans. However, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  7       Approve Repurchase of Up to      For       For                         Mgmt
                          Ten Percent of Issued Capital
                  8       Authorize Reissuance of          For       For                         Mgmt
                          Repurchased Shares
                  9       Amend Articles of Association    For       For                         Mgmt


06/25/04 - A      Yanzhou Coal Mining          Y97417102                           05/25/04                    400,000
                  Company Limited
                  1       Accept Directors' Report         For       For                         Mgmt
                  2       Accept Supervisors' Report       For       For                         Mgmt
                  3       Accept Financial Statements      For       For                         Mgmt
                          and Statutory Reports
                  4       Approve Allocation of Income     For       For                         Mgmt
                          and Dividends
                              A cash  dividend of  RMB0.164  ($0.02) per
                            share has been proposed.
                  5       Approve Remuneration of          For       For                         Mgmt
                          Directors and Supervisors
                  6       Elect Wang Xin, Wang XinKun,     For       For                         Mgmt
                          and Wang Quanxi as Directors
                  7       Approve Deloitte Touche          For       For                         Mgmt
                          Tohmatsu in Hong Kong and
                          Deloitte Touche Tohmatsu CPAs
                          in PRC as International and
                          Domestic Auditors Respectively
                          and Authorize Board to Fix
                          Their Remuneration
                          Special Business
                  8       Amend Articles of Association    For       For                         Mgmt
                              Summaries   of  the   amendments   are  as
                              follows:  to include the  following in the
                              company's scope of business:  the storage,
                              loading  and  discharge  of coal in ports;
                              inland   water    transports;    commodity
                              logistics  service;  repair of  ships;  to
                              increase   the   number   of   independent
                              directors  from three to four members;  to
                              increase the number of  directors  from 11
                              to  13  members;   to  insert  an  article
                              external   guarantees   provided   by  the
                              company.  Such that the company  will only
                              issue  guarantees to a subsidiary  that is
                              at  least  50  percent-owned;   The  total
                              amount of  guarantee  should not exceed 50
                              percent of the net assets of the  company;
                              the company should not make  guarantees to
                              any party  with a  debt-to-asset  ratio of
                              more  than  70  percent;   Any   guarantee
                              should be made  with a  counter-guarantee;
                              and  other  rules and  procedures  of such
                              guarantee.  Moreover,  the  proposal  also
                              mandates  independent   directors  of  the
                              company  to  issue   independent   reports
                              regarding  external  guarantees  and other
                              procedural  guidelines  on the matter;  to
                              increase  the  number  of  deputy  general
                              managers  from  four to six  members;  and
                              other  procedural   amendments   regarding
                              shareholder   and   board   meetings   and
                              dividend policy.  The proposed  amendments
                              are either  neutral or would have positive
                              effects   to    shareholder    value   and
                              shareholder  rights. ISS has no objections
                              regarding the amendments proposed.
                  9       Approve Issuance of New Shares   For       Against                     Mgmt
                              This  resolution  is a  request  for board
                              authority to issue new Domestic  Shares or
                              H Shares  representing up to 20 percent of
                              current  outstanding  Domestic Shares or H
                              Shares  on issue,  other  than as a rights
                              issue.  The  directors  would  have  total
                              discretion   on  the   issuance  of  these
                              shares.  The  authority  would lapse after
                              one  year,  or  at  the  next  meeting  of
                              shareholders.  This  request is being made
                              to  renew  the   authority   because   the
                              authority  to  issue  shares   effectively
                              expired   with  the   convening   of  this
                              shareholder    meeting.    However,    ISS
                              recommends  voting against the issuance of
                              shares  without  preemptive  rights unless
                              the  company  provides  specific  language
                              and terms that there will be (1)  adequate
                              restrictions   on  discounts  and  (2)  no
                              authority  to refresh  the share  issuance
                              amounts    without    prior    shareholder
                              approval.  This is in light of abuses made
                              by a number  of Hong Kong  companies  that
                              have issued  shares at steep  discounts to
                              related  parties  and  renewed  the  share
                              issuance   amount  under  this   authority
                              without  shareholder  approval,  which are
                              permissible under current law.
                          Ordinary Business
                  10      Other Business                   For       Against                     Mgmt
                              This   routine   item  would  allow  other
                              issues of concern,  not  contained  in the
                              company's  official  agenda,  to be raised
                              at  the  annual  general  meeting  without
                              giving  shareholders  ample time to review
                              their  details.  Consequently,  this would
                              create an opportunity to pass  resolutions
                              not   in   the   best   interest   of  the
                              shareholders.   In  view  of   this,   ISS
                              recommends  a vote against this item until
                              details on the issues have been provided.


05/21/04 - A      Zhejiang Expressway Co       Y9891F102                           04/26/04                  1,400,000
                          Ordinary Business
                  1       Approve Report of the Directors  For       For                         Mgmt
                  2       Approve Report of the            For       For                         Mgmt
                          Supervisory Committee
                  3       Approve Financial Statements     For       For                         Mgmt
                  4       Approve Final Dividend of        For       For                         Mgmt
                          RMB0.11 Per Share
                  5       Approve Financial Budget for     For       For                         Mgmt
                          2004
                  6       Reappoint Ernst & Young (Hong    For       For                         Mgmt
                          Kong CPA) and Zhejiang
                          Pan-China CPA as International
                          and PRC Auditors Respectively
                          and Authorize Board to Fix
                          Their Remuneration
                          Special Business
                  1       Approve Issuance of Equity or    For       Against                     Mgmt
                          Equity-Linked Securities
                          without Preemptive Rights
                              This authority complies with strict SEHK
                              regulations governing such plans, however, ISS
                              recommends voting against the issuance of shares
                              without preemptive rights unless the company
                              provides specific language and terms that there
                              will be (1) adequate restrictions on discounts and
                              (2) no authority to refresh the share issuance
                              amounts without prior shareholder approval. This
                              is in light of abuses made by a number of Hong
                              Kong companies that have issued shares at steep
                              discounts to related parties and renewed the share
                              issuance amount under this authority without
                              shareholder approval, both of which are
                              permissible under current law.
                  2       Amend Articles Re: Voting at     For       For                         Mgmt
                          General Meetings, Nomination
                          of Directors, Material
                          Interest of Directors and
                          Other Officers in Contracts
                          Entered into by the Company










                                                        Vote Summary Report
                                                    Apr 01, 2004 - Jun 30, 2004

Global Resources Fund

Mtg               Company/                                            Mgmt        Vote          Record                       Shares
Date/Type         Ballot Issues                          Security     Rec         Cast          Date          Prpnent         Voted
----------------- -------------------------------------- ------------ ----------- ------------- ------------- ----------- ----------
------------------------------------------------------------------------------------------------------------------------------------

05/19/04 - A/S    ACCLAIM ENERGY TR *AE.U*               00433B201                              04/08/04                    315,000
                  1       Appoint Computershare Trust Company of      For         For                         Mgmt
                         Canada as trustee of the Trust
                             This is a routine item.
                  2       Elect Robert G. Brawn, J. Paul Charron,     For         For                         Mgmt
                          W. Peter Comber, Grant B. Fagerheim,
                          Frank W. King, Jack C. Lee, R. Gregory
                          Rich, and R. Carl Smith as Directors of
                          Acclaim Energy Inc.
                             Given that unitholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             unitholders should have the ability to cast ballots
                             with respect to individuals rather than the entire
                             slate. If this is possible, they will not be forced
                             to withhold votes for the board as a whole as their
                             only method of registering a negative view of an
                             individual or individuals. The board is majority
                             independent. There are no insiders on either the
                             Audit or Human Resources and Compensation
                             Committees.
                  3       Appoint Auditors                            For         For                         Mgmt
                             Deloitte & Touche LLP have been the Trust's
                             auditors since 2001.
                  4       Approve Unit Award Incentive Plan           For         For                         Mgmt
                             Unitholders  are being  asked to  approve  a unit  award
                             incentive  plan  which,  if  passed,  would  issue up to
                             2,500,000  units  comprised  of  restricted   units  and
                             performance  units to  directors,  officers,  employees,
                             and  consultants  of the  Trust and its  affiliates.  If
                             this  resolution  passes,  this  plan will  replace  the
                             Trust's  current  Option  Plan  and  Unit   Distribution
                             Incentive  Bonus  Plan.  As at  April 8,  2004,  773,360
                             restricted units and 237,650  performance units had been
                             conditionally  granted  pursuant to this proposed  plan.
                             Unitholders  should note that there is still an employee
                             unit savings plan.  Finally,  non-management  directors'
                             participation  in the  proposed  plan is  limited  to an
                             aggregate of 100,000 units,  which  represents  dilution
                             of  approximately  0.1  percent.  The total  cost of the
                             trust's  plan is  compared to an  allowable  cap using a
                             compensation    model.    The    allowable    caps   are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies and trusts  performing
                             in the top  quartile of their peer  groupings.  Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares or units for
                             issue  at  each  company  or  trust  ranked  in the  top
                             quartile  of its  industry,  a  benchmark  pay  level is
                             established  for each  industry.  The total  cost of the
                             company's  plans of 1.21 percent is within the allowable
                             cap for this company of 5.04  percent.  The amended plan
                             represents  dilution of 6.45 percent on a  fully-diluted
                             basis.


05/26/04 - A      Acetex Corp. *ATX.*                    003910106                              04/16/04                    220,000
                  1       Elect Brooke Wade, Kenneth Vidalin, John    For         For                         Mgmt
                     Zaozirny, John Garcia, Pierre Dutheil,
                          Arnold Cader as Directors
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


04/22/04 - A      Alcan Inc. *AL.*                       013716105                              03/03/04                     50,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director R. Berger --- Withhold
                  1.2     Elect Director L.D. Desautels --- For
                  1.3     Elect Director T. Engen --- For
                  1.4     Elect Director L.Y. Fortier --- For
                  1.5     Elect Director J.P. Jacamon --- For
                  1.6     Elect Director W.R. Loomis --- For
                  1.7     Elect Director Y. Mansion --- For
                  1.8     Elect Director C. Morin-Postel --- For
                  1.9     Elect Director J.E. Newall --- For
                  1.10    Elect Director G. Saint-Pierre --- For
                  1.11    Elect Director G. Schulmeyer --- For
                  1.12    Elect Director P.M. Tellier --- For
                  1.13    Elect Director M.K. Wong --- For
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


04/30/04 - A      Alcoa Inc. *AA*                        013817101                              02/02/04                     90,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Alain J.P. Belda --- For
                  1.2     Elect Director Carlos Ghosn --- For
                  1.3     Elect Director Henry B. Schacht --- For
                  1.4     Elect Director Franklin A. Thomas --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.27 percent is within the allowable cap
                             for this company of 6.52 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Report on Pay Disparity                     Against     Against                     ShrHoldr
                             Based  on our  concerns  regarding  the  utility  of the
                             proposed  report,  and the independence of the company's
                             compensation   committee,   we  do  not   believe   that
                             preparation   of  the   requested   report  would  yield
                             meaningful  information  to  shareholders  regarding the
                             efficacy  of  the   company's   executive   compensation
                             policies and practices.
                  4       Submit Severance Agreement                  Against     Against                     ShrHoldr
                          (Change-in-Control) to Shareholder Vote
                             In this case, we believe that the ceiling set by
                             the proponent of 2.00 times the sum of an
                             executive's base salary and bonus is lower than the
                             standard threshold level of 2.99 times of base
                             salary and bonus of severance remuneration for
                             corporate executives that should be subject to a
                             shareholder vote. Additionally, Alcoa's board of
                             directors has adopted a policy to require
                             shareholder approval of future severance agreements
                             if such agreements would result in a payment excess
                             of 2.99 times the salary and bonus of the executive
                             based on the 2003 annual shareholder meeting.
                             Therefore, ISS finds the proposal in this case
                             overly restrictive and recommends voting AGAINST
                             it.


05/20/04 - A      Algoma Steel Inc. *AGA*                01566M204                              04/08/04                    300,000
                  1       Elect Steven Bowsher, Benjamin Duster,      For         Withhold                    Mgmt
                          Brad James, John Kallio, Patrick Lavelle,
                      James Lawson, Charles Masson, Murray
                          Nott, Francis Petro and Denis Turcotte as
                          Directors
                             Although these are routine appointments given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. We recommend withholding votes from
                             the entire slate because Murray Nott is an insider
                             on the Audit Committee.
                  2       Ratify Ernst & Young LLP, Chartered         For         For                         Mgmt
                          Accountants as Auditors and Authorise the
                          Board the Fix Remuneration of Auditors.


06/07/04 - A      ALUMINUM CORPORATION OF CHINA LTD      022276109                              04/23/04                      7,000
                          Meeting for Holders of ADRs
                  1       TO APPROVE THE REPORT OF THE DIRECTORS OF   For         For                         Mgmt
                          THE COMPANY FOR THE YEAR ENDED DECEMBER
                          31, 2003
                  2       TO APPROVE THE REPORT OF THE SUPERVISORY    For         For                         Mgmt
                      COMMITTEE OF THE COMPANY FOR THE YEAR
                          ENDED DECEMBER 31, 2003
                  3       TO APPROVE THE AUDITED FINANCIAL            For         For                         Mgmt
                          STATEMENTS OF THE COMPANY AND OF THE
                          GROUP FOR THE YEAR ENDED DECEMBER 31, 2003
                  4       TO APPROVE THE PROPOSED PROFIT              For         For                         Mgmt
                          DISTRIBUTION PLAN AND THE FINAL DIVIDEND
                        DISTRIBUTION PLAN OF THE COMPANY
                  5       TO DETERMINE THE REMUNERATIONS OF THE       For         For                         Mgmt
                          DIRECTORS AND SUPERVISORS OF THE COMPANY
                      FOR THE YEAR ENDING DECEMBER 31, 2004
                  6       TO DETERMINE THE PAYMENT OF HOUSING         For         Against                     Mgmt
                          SUBSIDY TO DIRECTORS AND THE PAYMENT OF
                       PERFORMANCE BONUS FOR DIRECTORS AND
                          SUPERVISORS
                             ISS notes that the company did not identify
                             individual director recipients of the proposed
                             housing subsidy and performance bonus. While these
                             payments may be a part of the company's
                             compensation package and performance bonuses are
                             generally used to reward individuals for their
                             contributions to the growth of a company's
                             business, the company did not provide information
                             on the criteria used to determine individuals
                             worthy to receive such subsidy or bonus. Given
                             this, we are unable to ascertain whether the grant
                             of housing subsidies and performance bonuses are
                             fair and reasonable and that non-executive
                             directors are not included among those receiving
                             such payments. We therefore recommend a vote
                             against this resolution.
                  7       Ratify Auditors                             For         For                         Mgmt
                  8       TO APPROVE THE TERMINATION OF OFFICE AS A   For         For                         Mgmt
                          WHOLE OF THE FIRST BOARD OF DIRECTORS IN
                          ADVANCE UPON THE CONCLUSION OF THE MEETING
                  9       TO APPROVE THE TERMINATION OF OFFICE AS A   For         For                         Mgmt
                          WHOLE OF THE FIRST SUPERVISORY COMMITTEE
                      IN ADVANCE UPON THE CONCLUSION OF THE
                          ANNUAL MEETING
                  10      TO APPROVE THE FOLLOWING PROPOSAL FOR       For         For                         Mgmt
                          AMENDMENT TO THE BYLAWS OF THE ARTICLES
                          OF ASSOCIATION OF THE COMPANY
                  11      TO APPROVE THE PROPOSED SPECIAL RESOLUTION  For         Against                     Mgmt
                             This  authority  complies  with strict SEHK  regulations
                             governing such plans,  however,  ISS  recommends  voting
                             against  the  issuance  of  shares  without   preemptive
                             rights  unless the company  provides  specific  language
                             and terms that there will be (1)  adequate  restrictions
                             on  discounts  and (2) no authority to refresh the share
                             issuance  amounts  without prior  shareholder  approval.
                             This is in light  of  abuses  made by a  number  of Hong
                             Kong   companies   that  have  issued  shares  at  steep
                             discounts  to  related  parties  and  renewed  the share
                             issuance    amount   under   this   authority    without
                             shareholder   approval,   which  are  permissible  under
                             current law.


04/28/04 - A      America Mineral Fields, Inc.           023925100                              03/24/04                    100,000
                  1       Fix Number of Directors at seven            For         For                         Mgmt
                             This is a routine item.
                  2       Elect Directors                             For         Split                       Mgmt
                  2.1     Elect Etienne Denis as Director --- For
                  2.2     Elect Paul C. MacNeill as Director ---
                          Withhold
                             We recommend withholding votes from Paul C.
                             MacNeill because he is an insider on both the Audit
                             and Remuneration Committees.
                  2.3     Elect Timothy Read as Director --- For
                  2.4     Elect Bernard Vavala as Director --- For
                  2.5     Elect Patrick J. Walsh as Director --- For
                  2.6     Elect John Bentley as Director --- For
                  2.7     Elect Bernard Pryor as Director --- For
                  3       Appoint Auditors                            For         For                         Mgmt
                             KPMG LLP have been the company's auditors since
1995.
                  4       Authorize Board to Fix Remuneration of      For         For                         Mgmt
                          the Auditors
                             The circular does not provide the audit or
                             non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  5       Change Company Name to Adastra Minerals     For         For                         Mgmt
                          Inc.
                             The company is asking shareholders to approve a
                             change in the company's name to Adastra Minerals
                             Inc. in order to better reflect the nature of the
                             company's business, which is no longer mineral
                             interests in South America, but in Africa. Fairvest
                             does not oppose this resolution.
                  6       Amend Stock Option Plan                     For         For                         Mgmt
                             The  company  is  asking   shareholders  to  approve  an
                             amendment  to the  company's  stock  option  plan  which
                             would  permit the  cashless  exercise of stock  options.
                             Pursuant to this,  when an individual  would exercise an
                             option,  the  company  would  issue  to  the  individual
                             common  shares  having  a  market  value  equal  to  the
                             aggregate  difference  between the exercise price of the
                             options and the current  market  price of the  company's
                             common shares. Fairvest does not oppose this resolution.
                  7       Amend Stock Option Plan by increasing       For         Against                     Mgmt
                          numbers of shares available
                             The company is asking shareholders to approve an
                             increase in the number of common shares reserved
                             for issuance pursuant to its stock option plan.
                             Currently, there are 5,600,000 shares reserved and
                             the company is asking shareholders to increase this
                             by 7,500,000 shares, bringing the total number of
                             shares reserved to 13,100,000 shares. The total
                             cost of the company's plan is compared to an
                             allowable cap using a compensation model. The
                             allowable caps are industry-specific, market
                             cap-based, and pegged to the average amount paid by
                             companies performing in the top quartile of their
                             peer groupings. Industry classifications are
                             established using standard industry code (SIC)
                             groups. Using historic data tracked by Fairvest of
                             the value of authorized shares for issue at each
                             company ranked in the top quartile of its industry,
                             a benchmark pay level is established for each
                             industry. The total cost of the company's plans of
                             14.46 percent is above the allowable cap for this
                             company of 9.32 percent. We also oppose the
                             amendment to increase shares reserved for options
                             because it would appear that non-employee directors
                             participate in options on a discretionary basis.
                             This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised. The amended plan represents dilution
                             of 15.72 percent on a fully-diluted basis.
                  8       Other Business (Voting)                     For         Against                     Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/17/04 - A/S    AMERIGO RESOURCES LTD(formerly         03074G109                              05/07/04                    700,100
                  GOLDEN TEMPLE MNG CORP)
                  1       Ratify PricewaterhouseCoopers LLP as        For         For                         Mgmt
                          Auditors
                  2       Authorize Board to Fix Remuneration of      For         For                         Mgmt
                          the Auditors
                  3       Elect Director Ian E. Gallie                For         Withhold                    Mgmt
                             Given the classified  board  structure,  the presence of
                             an  insider  on the Audit  Committee  and the lack of an
                             independent   Compensation   Committee,   we   recommend
                             shareholders  voice  their  discontent  with the current
                             board  situation by  withholding  votes from Ian Gallie,
                             the only director being nominated this year.
                  4       Adopt New Articles                          For         Against                     Mgmt
                             Fairvest  prefers to see companies  with a fixed maximum
                             limit on  authorized  capital,  with at least 30 percent
                             of the authorized stock issued and outstanding.  Limited
                             capital  structures  protect against excessive  dilution
                             and  can be  increased  when  needed.  As such we do not
                             recommend shareholders approve this resolution.
                  5       Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Given the potential for excessive dilution, we do
                             not recommend shareholders approve this resolution.
                  6       Other Business                              For         Against                     Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


04/22/04 - A      Arch Coal, Inc. *ACI*                  039380100                              03/01/04                     40,000
                  1       Elect Directors                             For         For                         Mgmt


05/05/04 - A/S    Aur Resources Inc. *AUR.*              051524106                              03/31/04                    180,000
                  1       Elect Jorge Carey, James Gill, Norman       For         For                         Mgmt
                          Keevil, William Kennedy, Martin Lepage,
                      Peter McCarter, William Robertson and
                          Howard Stockford as Directors
                  2       Appoint PricewaterhouseCoopers LLP as       For         For                         Mgmt
                          Auditors
                  3       Confirmation of By-Law No.1                 For         For                         Mgmt


06/23/04 - A/S    Bema Gold Corp. *BGO.*                 08135F107                              05/10/04                     60,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify PricewaterhouseCoopers LLP as        For         For                         Mgmt
                          Auditors
                  3       Amend Stock Option Plan to Increase         For         For                         Mgmt
                          Shares Resreved Thereunder
                  4       Amend Stock Option Plan Re: Expiry Date     For         For                         Mgmt
                          of Options


06/23/04 - A/S    Bema Gold Corp. *BGO.*                 08135F107                              05/10/04                    340,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify PricewaterhouseCoopers LLP as        For         For                         Mgmt
                          Auditors
                  3       Amend Stock Option Plan to Increase         For         For                         Mgmt
                          Shares Resreved Thereunder
                  4       Amend Stock Option Plan Re: Expiry Date     For         For                         Mgmt
                          of Options


06/22/04 - A      Bolivar Gold Corp. (formerly           097614101                              05/10/04                    750,000
                  TECNOPETROL INC)
                  1       Elect Jose Francisco Arata, Miguel de la    For         For                         Mgmt
                          Campa, Serafino Iacono, Andres Carrera,
                     Stephen Wilkinson, and Robert Hines as
                          Directors
                  2       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  3       Approve Stock Option Plan                   For         Against                     Mgmt
                             The total cost of the  company's  plans of 8.67  percent
                             is above  the  allowable  cap for this  company  of 6.33
                             percent.  We oppose the  amendment  to  increase  shares
                             reserved for options,  as well,  because it would appear
                             that non-employee  directors participate in options on a
                             discretionary  basis.  This is a  practice  which  gives
                             rise to the  possibility of self-dealing by directors in
                             options.  Directors  who are  able to  grant  themselves
                             options  without  limit  could find  their  independence
                             compromised.
                  4       Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Given the potential for excessive dilution, we do
                             not recommend shareholders approve this resolution.
                  5       Amend Articles to eliminate non-board lot   For         For                         Mgmt
                          holdings


06/01/04 - A/S    Breakwater Resources Ltd. *BWR*        106902307                              04/13/04                    300,000
                  1       Elect C. K. Benner, G. F. Bub, D. K.        For         For                         Mgmt
                          Charter, J. C. Goodman, G. A. C. MacRae,
                          A. J. Palmiere and A. M. Sinclair, Jr. as Directors
                             Although these are routine appointments,
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees. For
                             this reason, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend a
                             vote FOR the entire slate. There are no insiders on
                             the Audit or Compensation Committees. The board is
                             majority independent, with two insiders, one
                             affiliated outsider and four independent directors.
                  2       Ratify Deloitte & Touche LLP as Auditors    For         For                         Mgmt
                             Deloitte  &  Touche  LLP  are  currently  the  company's
                             auditors.   The   company's   materials   indicate  that
                             according  to  the  auditor,  the  financial  statements
                             present fairly, in all material respects,  the financial
                             position  of the  company as at  December  31,  2003 and
                             2002.
                  3       Amend Stock Option and Share Purchase       For         Against                     Mgmt
                     Components of the Share Incentive Plan
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans. Vote Recommendation The total cost of
                             this amendment to the stock option component of the
                             company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             this amendment to the company's plan of 4.14
                             percent is within the allowable cap for this
                             company of 15.05 percent. We oppose the amendment
                             to increase shares reserved for options, however,
                             because it would appear that non-employee directors
                             participate in options on a discretionary basis.
                             This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised. Note that potential dilution is 5.13
                             percent of fully diluted shares. We note that the
                             amendment to increase shares reserved to the share
                             purchase component of the company's share incentive
                             plan has not been costed under the compensation
                             model. There are currently 2,156,796 shares
                             reserved for future purchase. The amendment would
                             increase the shares reserved for purchase by 1
                             million shares. As this increase has been bundled
                             with an increase to the share option component, we
                             are not at liberty to recommend that shareholders
                             approve the increase to the shares reserved for
                             share purchase under the Share Incentive Plan.
                  4       Amend Share Bonus Component of the Share    For         Against                     Mgmt
                          Incentive Plan
                             Multiple Plan Notes: The combined shareholder value
                             transfer for all amendments to this plan is 4.35
                             percent. The aggregate value of all the proposals
                             does not exceed the company's allowable shareholder
                             value transfer cap of 15.05 percent. Vote
                             Recommendation The total cost of the share bonus
                             component of company's plan is compared to an
                             allowable cap using a compensation model. The
                             allowable caps are industry-specific, market
                             cap-based, and pegged to the average amount paid by
                             companies performing in the top quartile of their
                             peer groupings. Industry classifications are
                             established using standard industry code (SIC)
                             groups. Using historic data tracked by Fairvest of
                             the value of authorized shares for issue at each
                             company ranked in the top quartile of its industry,
                             a benchmark pay level is established for each
                             industry. The total cost of this amendment to the
                             company's plan of 0.21 percent is within the
                             allowable cap for this company of 15.05 percent. We
                             oppose the amendment to increase shares reserved
                             for options, however, because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. This is a practice which gives
                             rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Note that potential
                             dilution is 0.25 percent of fully diluted shares.
                  5       Approve Grant of Four Million Stock         For         Against                     Mgmt
                          Options
                             This proposal relates to Item 3, the proposed
                             amendment to the Stock Option and Share Purchase
                             components of the Share Incentive Plan. The company
                             has granted options in excess of the number of
                             shares reserved under the Share Incentive Plan.
                             Specifically, 700,000 options to purchase common
                             shares were granted to five senior officers and one
                             senior employee on February 19, 2004, at an
                             exercise price of $0.75, expiring February 18,
                             2009, 2,250,000 options to purchase common shares
                             were granted to two executive officers on March 9,
                             2004, at an exercise price of $0.67, expiring March
                             8, 2009, 1,000,000 options to purchase common
                             shares were granted to five outside directors on
                             March 9, 2004, at an exercise price of $0.67,
                             expiring March 8, 2009 and 50,000 options to
                             purchase common shares were granted to a senior
                             employee on April 29, 2004, at an exercise price
                             equal to the price of the common shares on the TSX
                             at the close of trading on May 3, 2004, expiring
                             April 28, 2009. These grants are subject to
                             regulatory and shareholder approval. In accordance
                             with our recommendation against the resolution to
                             increase the shares reserved for stock option
                             grants (Item 3) we oppose this proposal to confirm
                             option grants in excess of those previously
                             approved by shareholders.


04/21/04 - A      Burlington Resources Inc. *BR*         122014103                              02/23/04                     30,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Barbara T. Alexander ---
                          For
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exceptions of  affiliated  outsiders  Walter Scott,  Jr.
                             and  Kenneth W. Orce.  We  recommend  that  shareholders
                             WITHHOLD  votes from Walter  Scott,  Jr. for standing as
                             an   affiliated   outsider  on  the   Compensation   and
                             Nominating committees,  and Kenneth W. Orce for standing
                             as an affiliated outsider on the Nominating Committee.
                  1.2     Elect Director Reuben V. Anderson --- For
                  1.3     Elect Director Laird I. Grant --- For
                  1.4     Elect Director Robert J. Harding --- For
                  1.5     Elect Director John T. LaMacchia --- For
                  1.6     Elect Director Randy L. Limbacher --- For
                  1.7     Elect Director James F. McDonald --- For
                  1.8     Elect Director Kenneth W. Orce ---
                          Withhold
                  1.9     Elect Director Donald M. Roberts --- For
                  1.10    Elect Director James A. Runde --- For
                  1.11    Elect Director John F. Schwarz --- For
                  1.12    Elect Director Walter Scott, Jr. ---
                          Withhold
                  1.13    Elect Director Bobby S. Shackouls --- For
                  1.14    Elect Director Steven J. Shapiro --- For
                  1.15    Elect Director William E. Wade, Jr. ---
                          For
                  2       Approve Increase in Common Stock and a      For         For                         Mgmt
                          Stock Split
                  3       Ratify Auditors                             For         For                         Mgmt


05/26/04 - A      Calpine Corp. *CPN*                    131347106                              03/29/04                    300,000
                  1       Elect Directors                             For         Withhold                    Mgmt
                  1.1     Elect Director Ann B. Curtis --- Withhold
                             We recommend withholding votes from all of the
                             nominees. We recommend that shareholders WITHHOLD
                             votes from independent outsiders Gerald Greenwald,
                             Kenneth T. Derr, and insider Ann B. Curtis for
                             failure to implement the proposal to submit the
                             company's poison pill to a shareholder vote.
                  1.2     Elect Director Kenneth T. Derr ---
                          Withhold
                  1.3     Elect Director Gerald Greenwald ---
                          Withhold
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 1,000,000,000 shares is
                             below the allowable threshold of 1,100,000,000
                             shares. We recommend a vote FOR the proposal.
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             V. Vote  Recommendation  The total cost of the company's
                             plans of 5.91  percent is within the  allowable  cap for
                             this company of 10.89 percent.  Additionally,  this plan
                             expressly forbids repricing.  Note that 35.64 percent of
                             the  grants   last  year  were  made  to  the  top  five
                             executive officers.
                  4       Amend Employee Stock Purchase Plan          For         For                         Mgmt
                             ISS  approves  of this item  because  the plan  complies
                             with  Section  423 of the  Internal  Revenue  Code,  the
                             number   of   shares    being   added   is    relatively
                             conservative,  the offering  period is  reasonable,  and
                             there are limitations on participation.
                  5       Implement Indigenous Peoples Right          Against     Against                     ShrHoldr
                          Policy/ Cease Medicine Lake Development
                             ISS generally supports proposals that call for
                             increased disclosure on matters of importance to
                             shareholders. Such transparency can assist
                             shareholders in better evaluating the business
                             risks associated with their investment. However,
                             the benefits derived from this disclosure must be
                             weighed against the cost and burden of preparing
                             the information and the potential impacts that the
                             disclosure may have on company strategy or
                             operations. In this case, ISS notes that the
                             proponents go beyond a request for increased
                             transparency or the creation of a formal policy to
                             request that the company cease its operations in a
                             particular region. While we believe that the intent
                             of this proposal raises certain valid concerns
                             regarding the company's position on indigenous
                             peoples rights, we also note that Calpine has other
                             operations in indigenous land that have
                             demonstrated a degree of successful interaction
                             with Native American groups. Further, the company
                             has received authorization from the appropriate
                             organizations to pursue development in the Medicine
                             Lake Highland region and the company believes that
                             the opportunities presented in this region could
                             prove to be valuable assets for the company.
                             Moreover, federal courts summarily dismissed the
                             litigation referenced by the proponent. Therefore,
                             we agree with the proponents that Calpine could
                             benefit from the formation of a policy on
                             indigenous peoples' rights and increased disclosure
                             on its operations in Native American territories;
                             however, ISS believes that requesting complete
                             cessation of operations or consideration of further
                             development in a region that may provide valuable
                             resources to the company is unduly restrictive, and
                             better left to a decision by Calpine's management
                             after careful review. As such, we do not recommend
                             support for the proposal at this time.
                  6       Limit Awards to Executives                  Against     Against                     ShrHoldr
                             In   this   case,   the   company   awards    long-term,
                             equity-based  incentive  awards  in the form of  options
                             with an exercise  price equal to the market price of the
                             stock  on the  day of the  grant  and  with a  four-year
                             vesting   schedule.   The   company   does   not   issue
                             performance-based  restricted shares.  Also, the company
                             does not have a holding  period or  executive  ownership
                             requirement.  While we do like some of the  elements  of
                             the restricted  stock  proposal,  including  granting of
                             restricted  stock based on  achievement  of  justifiable
                             operational   performance  criteria  and  disclosure  of
                             actual hurdle rates for the performance criteria,  given
                             the  fact  that  the  proponent   asks  for  a  complete
                             substitution  of  options  with  restricted   stock,  we
                             believe the proposal is unduly restrictive.
                  7       Include Voting Recommendations of           Against     Against                     ShrHoldr
                          Institutional Holders in Proxy Statement
                             ISS concurs with the company's argument that the
                             resolution could be expensive and unfeasible to
                             administer. Such additional corporate expenditures
                             would be hard to justify considering that proxy
                             analyses are already available to the public from a
                             variety of vendors and on the web from certain
                             institutional investors. The decision to follow
                             another institutional investor's recommendation is
                             best left with the individual shareholder.
                  8       Ratify Auditors                             For         For                         Mgmt


05/05/04 - A      Cameco Corp. *CCO.*                    13321L108                              04/01/04                     10,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Appoint KPMG LLP as Auditors                For         For                         Mgmt
                  3       The Undersigned Holder of Record of         None        None                        Mgmt
                          Shares Declares that all Shares are Held,
                          Beneficially owned or Controlled by One
                          or More Canadian Residents
                  4       The Undersigned Holder of Shares Declares   None        None                        Mgmt
                       that the Undersigned is a Canadian
                          Resident


04/26/04 - A/S    Canadian Oil Sands Trust *COS.U*       13642L100                              03/12/04                     45,000
                  1       Approve Auditors of Canadian Oil Sands      For         For                         Mgmt
                       Limited and Authorize Board to Fix
                          Remuneration of Auditors
                  2       Approve Auditors of Canadian Oil Sands      For         For                         Mgmt
                        Trust and Authorize Board to Fix
                          Remuneration of Auditors
                  3       Elect Marcel Coutu, E. Susan Evans,         For         For                         Mgmt
                       Donald Mazankowski, Wayne Newhouse,
                        Walter O'Donoghue, C.E. Shultz as
                          Directors of Canadian Oil Sands Limited
                  4       Amend Unitholder Rights Plan (Poison Pill)  For         For                         Mgmt


05/04/04 - A/S    CASE RES INC *CAZ*                     14745A108                              03/26/04                    925,000
                  1       Elect Gordon W. Cameron, Larry A. Shaw,     For         For                         Mgmt
                          Werner A. Siemens, and A. Jeffery Tonken
                          as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. Shareholders
                             should note that the board is majority independent.
                  2       Appoint Auditors                            For         For                         Mgmt
                             Deloitte & Touche LLP have been the  company's  auditors
                             since 1999.  The circular  does not provide the audit or
                             non-audit  fees paid to the auditor over the most recent
                             fiscal year.
                  3       Amend Stock Option Plan                     For         Against                     Mgmt
                             Shareholders  are being asked to approve an increase the
                             number of common shares  reserved for issuance  pursuant
                             to the  company's  stock  option  plan.  Currently,  the
                             number   of   shares   reserved   is   5,719,821,    and
                             shareholders  are being  asked to approve an increase to
                             a total of 6,000,000 shares reserved.  The total cost of
                             the  company's  plan is  compared  to an  allowable  cap
                             using a  compensation  model.  The  allowable  caps  are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies  performing in the top
                             quartile    of   their    peer    groupings.    Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares for issue at
                             each   company   ranked  in  the  top  quartile  of  its
                             industry,  a benchmark pay level is established for each
                             industry.  The total cost of the company's plans of 5.27
                             percent is within the  allowable cap for this company of
                             7.68  percent.  We  oppose  the  amendment  to  increase
                             shares reserved for options,  however,  because it would
                             appear  that  non-employee   directors   participate  in
                             options  on a  discretionary  basis.  This is a practice
                             which gives rise to the  possibility of  self-dealing by
                             directors  in options.  Directors  who are able to grant
                             themselves   options  without  limit  could  find  their
                             independence  compromised.  The amended plan  represents
                             dilution of 9.07 percent on a fully-diluted basis.


05/14/04 - A/S    CCS INCOME TRUST *CCR.U*               12501U102                              04/07/04                    125,000
                  1       Elect David Werklund, Brad Munro, J.        For         Withhold                    Mgmt
                      Sherrold Moore, Brian Evans, Bradley
                          Thomson and Naveen Dargan as Directors of
                          CCSI
                             Given that unitholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             unitholders should have the ability to cast ballots
                             with respect to individuals rather than the entire
                             slate. If this is possible, they will not be forced
                             to withhold votes for the board as a whole as their
                             only method of registering a negative view of an
                             individual or individuals. We recommend withholding
                             votes from the entire slate because Mr. David
                             Werklund is an insider on the Human Resources and
                             Environmental Health and Safety Committee, which
                             functions as the Compensation Committee.
                  2       Appoint Ernst & Young LLP as Auditors and   For         For                         Mgmt
                     Authorize Board to Fix Remuneration of
                          Auditors
                  3       Amend Trust Indenture                       For         For                         Mgmt


06/04/04 - A      Chesapeake Energy Corp. *CHK*          165167107                              04/08/04                    180,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Frank A. Keating --- For
                  1.2     Elect Director Tom L. Ward --- For
                  1.3     Elect Director Frederick B. Whittemore
                          --- For
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 150,000,000 shares is
                             below the allowable threshold of 350,000,000
                             shares.
                  3       Increase Authorized Preferred Stock         For         For                         Mgmt
                             The requested increase of 10,000,000 shares is
                             below the allowable threshold of 17,500,000 shares.


05/13/04 - A      Chicago Bridge & Iron Co. *CBI*        167250109                              04/01/04                     30,000
                          Meeting for Holders of ADRs
                  1       FIRST POSITION: BALLENGEE                   For         For                         Mgmt
                  2       FIRST POSITION: BORDAGES                    Against     Abstain                     Mgmt
                             In ISS's opinion, the candidate presented under
                             Item 1 possesses better qualifications for board
                             membership. In contrast to Bordages, the candidate
                             presented under the previous item can be classified
                             as an independent. On this basis, we recommend a
                             vote against Item 2.
                  3       SECOND POSITION: SIMPSON                    For         For                         Mgmt
                  4       SECOND POSITION: LEVENTRY                   Against     Abstain                     Mgmt
                             In ISS's opinion, the candidate presented under
                             Item 3 possesses better qualifications for board
                             membership. In contrast to Leventry, the candidate
                             presented under the previous item can be classified
                             as an independent. On this basis, we recommend a
                             vote against Item 4.
                  5       TO AUTHORIZE THE PREPARATION OF THE         For         For                         Mgmt
                          ANNUAL ACCOUNTS AND ANNUAL REPORT IN THE
                        ENGLISH LANGUAGE AND ADOPT DUTCH
                          STATUTORY ANNUAL ACCOUNTS
                  6       TO DISCHARGE MANAGEMENT BOARD AND           For         For                         Mgmt
                       SUPERVISORY BOARD FROM LIABILITY IN
                          EXERCISE OF THEIR DUTIES
                  7       TO RESOLVE THE FINAL DIVIDEND               For         For                         Mgmt
                  8       TO REPURCHASE UP TO 30% OF THE ISSUED       For         Against                     Mgmt
                          SHARE CAPITAL
                             Since the proposal would allow the company to
                             repurchase shares at a price up to 150 percent of
                             the market value, and the plan does not contain any
                             safeguards against selective buybacks, we advise a
                             vote against.
                  9       TO CANCEL SHARES TO BE ACQUIRED BY THE      For         For                         Mgmt
                        COMPANY IN ITS OWN SHARE CAPITAL
                             ISS opposes the share repurchase request under Item
                             8. Even if this proposal is defeated, however, the
                             current authorization will be valid for another six
                             months after this AGM. Cancellation of the shares
                             held in treasury would allow the company to
                             repurchase more shares at a premium up to 50
                             percent. On the other hand, if the shareholders did
                             not approve the request to cancel shares, Chicago
                             Bridge & Iron could decide to reissue the shares
                             held in treasury and thereby enable further share
                             repurchases. ISS prefers that the shares be
                             cancelled rather than issued for some undisclosed
                             purpose. We therefore recommend a vote in favor of
                             the proposal.
                  10      TO APPROVE THE EXTENSION OF THE AUTHORITY   For         For                         Mgmt
                     TO ISSUE AND/OR GRANT RIGHTS ON SHARES
                    AND TO LIMIT OR EXCLUDE PREEMPTIVE RIGHTS
                  11      TO INCREASE THE AMOUNT OF THE AUTHORIZED    For         For                         Mgmt
                          SHARE CAPITAL
                  12      TO APPOINT DELOITTE & TOUCHE AS THE         For         For                         Mgmt
                          COMPANY S INDEPENDENT PUBLIC ACCOUNTANTS


05/18/04 - A      China Petroleum & Chemical Corp.       16941R108                              04/16/04                     60,000
                          Meeting for Holders of ADRs
                  1       TO CONSIDER AND APPROVE THE REPORT OF THE   For         For                         Mgmt
                          BOARD OF DIRECTORS OF SINOPEC CORP. FOR
                        THE YEAR ENDED 31 DECEMBER 2003.
                  2       TO CONSIDER AND APPROVE THE REPORT OF THE   For         For                         Mgmt
                     SUPERVISORY COMMITTEE OF SINOPEC CORP.
                      FOR THE YEAR ENDED 31 DECEMBER 2003.
                  3       TO CONSIDER AND APPROVE THE AUDITED         For         For                         Mgmt
                        ACCOUNTS AND AUDITED CONSOLIDATED
                          ACCOUNTS OF SINOPEC CORP. FOR THE YEAR
                          ENDED 31 DECEMBER 2003.
                  4       TO CONSIDER AND APPROVE SINOPEC CORP. S     For         For                         Mgmt
                     2003 PROFIT APPROPRIATION PLAN AND THE
                          FINAL DIVIDEND.
                  5       RATIFY AUDITORS                             For         For                         Mgmt
                  6       TO AUTHORIZE THE BOARD OF DIRECTORS TO      For         Against                     Mgmt
                          ALLOT AND ISSUE NEW FOREIGN SHARES LISTED
                          OVERSEAS.
                             This request is being made to renew the authority
                             because the authority to issue shares effectively
                             expired with the convening of this shareholder
                             meeting. This authority complies with strict SEHK
                             regulations governing such plans, however, ISS
                             recommends voting against the issuance of shares
                             without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, both of which are permissible
                             under current law.
                  7       TO AMEND THE ARTICLES OF ASSOCIATION AND    For         For                         Mgmt
                          ITS SCHEDULES.


04/28/04 - A      CNOOC LTD                              126132109                              04/06/04                     50,000
                          Meeting for Holders of ADRs
                  1       TO RECEIVE AND CONSIDER THE AUDITED         For         For                         Mgmt
                          ACCOUNTS FOR THE YEAR ENDED DECEMBER 31,
                      2003 TOGETHER WITH THE REPORTS OF THE
                       DIRECTORS AND THE AUDITORS THEREON.
                  2       TO DECLARE THE FINAL DIVIDEND FOR THE       For         For                         Mgmt
                          YEAR ENDED DECEMBER 31, 2003 AND SPECIAL
                          CASH DIVIDEND.
                  3       TO RE-ELECT MR. SHOUWEI ZHOU AS EXECUTIVE   For         For                         Mgmt
                          DIRECTOR.
                  4       TO RE-ELECT PROFESSOR KENNETH S. COURTIS    For         For                         Mgmt
                     AS INDEPENDENT NON-EXECUTIVE DIRECTOR.
                  5       TO RE-ELECT DR. ERWIN SCHURTENBERGER AS     For         For                         Mgmt
                       INDEPENDENT NON-EXECUTIVE DIRECTOR.
                  6       TO ELECT MR. EVERT HENKES AS INDEPENDENT    For         For                         Mgmt
                          NON-EXECUTIVE DIRECTOR.
                  7       Ratify Auditors                             For         For                         Mgmt
                  8       TO GRANT A GENERAL MANDATE TO THE           For         For                         Mgmt
                      DIRECTORS TO REPURCHASE SHARES IN THE
                          COMPANY.
                  9       TO GRANT A GENERAL MANDATE TO THE           For         Against                     Mgmt
                          DIRECTORS TO ISSUE, ALLOT AND DEAL WITH
                        ADDITIONAL SHARES IN THE COMPANY.
                             This authority complies with strict SEHK
                             regulations governing such plans, however, ISS
                             recommends voting against the issuance of shares
                             without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, both of which are permissible
                             under current law.
                  10      TO EXTEND THE GENERAL MANDATE GRANTED TO    For         For                         Mgmt
                     THE DIRECTORS TO ISSUE, ALLOT AND DEAL
                       WITH SHARES BY THE NUMBER OF SHARES
                          REPURCHASED.
                  11      TO AMEND THE ARTICLES OF ASSOCIATION OF     For         For                         Mgmt
                          THE COMPANY.


06/17/04 - A/S    Compton Petroleum Corporation *CMT.*   204940100                              05/03/04                    150,000
                  1       Elect Mel F. Belich, Irvine J. Koop, John   For         For                         Mgmt
                          W. Preston, Jeffrey T. Smith, Ernie G. Sapieha and
                          John A. Thomson as Directors
                  2       Ratify Grant Thornton LLP as Auditors       For         For                         Mgmt
                  3       Amend Stock Option Plan                     For         Against                     Mgmt
                             Vote Recommendation The total cost of the company's
                             plans of 6.80 percent is above the allowable cap
                             for this company of 4.45 percent. We also oppose
                             the amendment to increase shares reserved for
                             options, however, because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. According to the circular,
                             each of the non-executive directors received a
                             grant of options to acquire 25,000 common shares
                             and Mr. Thomson, elected to the board at the last
                             annual meeting of shareholders, received an initial
                             grant of options to acquire 75,000 common shares.
                             It is not clear, however, if these are maximum or
                             fixed grants set out in the plan, which is what we
                             require in order to view an option plan as having a
                             cap on director participation. The discretionary
                             participation of directors in stock options is a
                             practice which gives rise to the possibility of
                             self-dealing by directors in options. Directors who
                             are able to grant themselves options without limit
                             could find their independence compromised.


06/08/04 - A      Devon Energy Corp. *DVN*               25179M103                              04/09/04                     15,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Require a Majority Vote for the Election    Against     Against                     ShrHoldr
                          of Directors
                             In the view of many shareholders, the current
                             director election system simply creates
                             self-perpetuating boards. Incumbent members select
                             nominees to fill vacancies and decide whether to
                             renominate themselves. Thus, shareholders
                             effectively have no meaningful choice among
                             candidates, and the election process becomes a mere
                             ratification of the company's slate of nominees.
                             Withholding votes from a board member can serve as
                             a shareholder communication tool to express
                             displeasure with a given director. But because
                             directors are typically elected by a plurality
                             (those nominees receiving the most votes win board
                             seats), company nominees running unopposed are
                             reelected. Under current proxy rules, only
                             candidates nominated by the board can appear in the
                             company's proxy statement. A shareholder could
                             technically nominate a candidate from the floor of
                             the annual meeting, but, since most investors vote
                             by mail, floor nominations are unlikely to succeed.
                             Although some companies' bylaws outline procedures
                             for shareholders to suggest possible candidates to
                             board nominating panels, few of these individuals
                             actually make it to the ballots as nominees.
                             Instead, shareholders wishing to nominate an
                             alternative slate of candidates to run against
                             management's must go through an expensive and
                             time-consuming proxy solicitation process of their
                             own (i.e., a proxy contest). In October 2003, the
                             SEC proposed new proxy rules to give significant,
                             long-term shareholders greater ability to include
                             director nominees in management's proxy statement.
                             A final rule is expected in 2004. The proposal
                             entails a two-step, two-year process. In the first
                             year, one of two triggering events must occur, each
                             of which demonstrates shareholder dissatisfaction
                             with a company's proxy process: (i) one or more
                             directors at a company must receive withhold votes
                             totaling 35 percent or more of the votes cast, or
                             (ii) a shareholder proposal asking for open access,
                             which is submitted by the holders of at least one
                             percent of the shares (and owned for at least one
                             year), must be approved by a majority of the votes
                             cast. If one of these two conditions is met, then
                             for the following two years, the company would be
                             required to include in its proxy materials one or
                             more board nominees proposed by holders of at least
                             five percent of the company's shares (and owned for
                             at least two years). In addition, the number of
                             shareholder nominees permitted would be dictated by
                             the size of the board as follows: one nominee for
                             boards of eight or fewer directors, two nominees
                             for boards of nine to 19 directors, and three
                             nominees for boards having 20 or more directors.
                             ISS supports the general principle that
                             shareholders should have choice in director
                             elections and input in the nomination process
                             greater than they currently have under the
                             plurality system. We believe that requiring
                             directors to receive a majority of votes cast in an
                             uncontested election has some merit as it promotes
                             the accountability of directors and makes a
                             shareholder vote on director elections a more
                             powerful signal. However, this proposal lacks
                             clarity on the threshold requirement -- the
                             resolution refers to majority of shares "entitled
                             to vote" while the supporting statement refers both
                             to "shares entitled to be voted" and "majority of
                             votes cast." Requiring nominees to obtain the
                             majority of outstanding votes is a much more
                             difficult hurdle, one which we are not at this time
                             ready to endorse. The main concern in implementing
                             a majority threshold requirement is that an annual
                             board could be in effect be "decapitated" by a
                             failure to obtain majority shareholder support. In
                             the case of companies which have classified boards,
                             the concerns regarding a "decapitated" board is
                             mitigated. With staggered boards, only a minority
                             portion of the board is up for election each year,
                             and therefore only such minority portion may be
                             adversely affected by the failure of that year's
                             nominees to obtain majority shareholder support.
                             Irrespective of the structure of the company's
                             board, this proposal fails to address the
                             implementation mechanism in the event that
                             directors fail to garner the required majority
                             vote. In such a case, actual removal of affected
                             directors may not be feasible or desirable, and
                             alternative measures may be available to indicate
                             displeasure with the board (e.g., increased
                             disclosure requirements for "unratified" board
                             members). Given that: (i) the plurality voting
                             threshold is the currently accepted standard for
                             the election of directors of publicly-traded
                             companies, (ii) approval of this item could disrupt
                             board operations and the company's financial
                             performance in the event some or all of the
                             director nominees do not receive majority support
                             and do not get elected, (iii) requiring a majority
                             vote of the outstanding shares in effect provides
                             for a supermajority of votes cast, which would
                             adversely affect shareholders' ability to elect
                             directors in a contested election, and (iv) the
                             proposed provision may diminish the likelihood of a
                             successful open access campaign by providing for an
                             increased vote requirement in the election of
                             directors, we do not at this point in time believe
                             the proposed amendment warrants shareholder
                             support.


05/11/04 - A      DIAMONDS NORTH RES LTD                 252785100                              04/02/04                     75,000
                  1       Appoint Auditors                            For         For                         Mgmt
                             G. Ross McDonald is the company's current auditor.
                  2       Authorize Board to Fix Remuneration of      For         For                         Mgmt
                          the Auditors
                             The circular does not provide the audit or
                             non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  3       Fix Number of Directors at four             For         For                         Mgmt
                             This is a routine item.
                  4       Elect Directors                             For         For                         Mgmt
                  4.1     Elect Mark Kolebaba as Director --- For
                             We recommend withholding votes from Mark Kolebaba
                             because he is an insider on the Audit and
                             Compensation Committees. The board is majority
                             independent.
                  4.2     Elect Bernard H. Kahlert as Director ---
                          For
                  4.3     Elect Maynard E. Brown as Director --- For
                  4.4     Elect Yale R. Simpson as Director --- For
                  5       Set the number of shares issuable under     For         For                         Mgmt
                          stock option plan
                             Shareholders are being asked to approve an
                             amendment to the company's stock option plan that
                             would, if passed, increase the number of shares
                             available for issuance pursuant to the plan from
                             2,862,578 to 4,938,305 shares. The total cost of
                             the company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's plans of 13.79 percent is above the
                             allowable cap for this company of 7.98 percent. We
                             also oppose the amendment to increase shares
                             reserved for options because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. This is a practice which gives
                             rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 16.67 percent
                             on a fully-diluted basis.
                  6       Other Business (Voting)                     For         For                         Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


05/13/04 - A      Dynatec Corp. *DY.*                    267934107                              04/13/04                  1,844,800
                  1       Elect Ian Delaney, Bruce Walter, W.         For         For                         Mgmt
                        Robert Dengler, John Lill, Ronald
                       Fournier, Daniel Owen, David Banks,
                          Patrick James as Directors
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


04/28/04 - A      E.I. Du Pont De Nemours & Co. *DD*     263534109                              03/09/04                     20,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Alain J. P. Belda --- For
                  1.2     Elect Director Richard H. Brown --- For
                  1.3     Elect Director Curtis J. Crawford --- For
                  1.4     Elect Director John T. Dillon --- For
                  1.5     Elect Director Louisa C. Duemling --- For
                  1.6     Elect Director Charles O. Holliday, Jr.
                          --- For
                  1.7     Elect Director Deborah C. Hopkins --- For
                  1.8     Elect Director Lois D. Juliber --- For
                  1.9     Elect Director Masahisa Naitoh --- For
                  1.10    Elect Director William K. Reilly --- For
                  1.11    Elect Director H. Rodney Sharp, III ---
                          For
                  1.12    Elect Director Charles M. Vest --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Report on Executive Ties to Government      Against     Against                     ShrHoldr
                             ISS recognizes that companies can benefit from the
                             knowledge and expertise of former government
                             workers. These employees may be intimately familiar
                             with the internal processes of government
                             procurement and decision-making. The knowledge of
                             such employees can add real value to a company's
                             operations. ISS shares in the proponent's concern
                             for potential conflicts of interest at such
                             companies, but in this case, the company states
                             that it has specific policies in place to avoid
                             such conflicts of interest. Moreover, the
                             production of such a report annually could be
                             costly without providing substantial benefit to
                             shareholders. Given these factors, we see no reason
                             to support this request.
                  4       Adopt and Report on a Code of Corporate     Against     Against                     ShrHoldr
                          Conduct
                             In the case of Dupont, the company has already
                             committed itself to a code of conduct that upholds
                             a number of the core ILO standards, including
                             prohibitions on child labor, involuntary
                             servitude/forced labor, nondiscrimination, and
                             freedom of association ' although we acknowledge
                             that the company's existing code does not
                             specifically reference the right to collective
                             bargaining. However, it appears that the company's
                             code is in line with the codes of similar
                             companies. Dupont has endorsed the Global Compact
                             and supports the GRI, representing active
                             consideration of human and labor rights issues as
                             well as sustainable development in the communities
                             where the company operates. Also, while the
                             proponent has cited certain labor disputes in
                             Dupont's operations in the United States, ISS does
                             not believe that these incidents show the type of
                             systematic disregard to workplace human rights that
                             would merit a substantial amendment to the
                             company's current policies. Therefore, the fact
                             that the company already has policies in place that
                             substantially address many of the principles
                             outlined in the ILO conventions, and lacking
                             evidence to suggest systematic failure to comply
                             with these policies, we do not believe that support
                             of this proposal is warranted at this time.
                  5       Limit Executive Compensation                Against     Against                     ShrHoldr
                             The  Compensation  Committee  is  composed  entirely  of
                             independent  directors  and  currently  sets and reviews
                             the company's  executive  compensation  program.  Taking
                             into  account  the   activities   of  the   Compensation
                             Committee  regarding  the setting and  monitoring of the
                             executive  compensation,  we agree with the company that
                             the proposed  report would  duplicate  the  Compensation
                             Committee's  ongoing  work  to  review,   evaluate,  and
                             modify the company's  executive  compensation policy and
                             programs.  As such,  we see no  reason to  support  this
                             proposal.


05/06/04 - A      Eastman Chemical Co. *EMN*             277432100                              03/15/04                     20,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Renee J. Hornbaker --- For
                  1.2     Elect Director Thomas H. McLain --- For
                  1.3     Elect Director Peter M. Wood --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Limit Awards to Executives                  Against     Against                     ShrHoldr
                             ISS notes that the company has negative three-year
                             total shareholder return, but positive one year
                             TSR, and the total direct compensation to the
                             company's CEO has decreased by 53.21 percent from
                             fiscal 2002 to fiscal 2003. We further note that
                             the company has been proactive in its effort to
                             link pay and performance among its top executives
                             and that executive compensation is analyzed by an
                             independent Compensation Committee. ISS believes
                             that an independent Compensation Committee should
                             have the flexibility to determine the compensation
                             of its senior executives based on a number of
                             appropriate factors, rather then relying on an
                             arbitrary formula. Furthermore, we believe this
                             proposal is too restrictive, as it would limit
                             equity awards to time-based restricted shares. As
                             such, this item does not warrant shareholder
                             approval.


05/31/04 - A/S    EASTSHORE ENERGY LTD                   277799201                              04/26/04                     50,000
                  1       Fix Number of Directors at four             For         For                         Mgmt
                             This is a routine item.
                  2       Elect Gary W. Burns, Barry W. Harrison,     For         For                         Mgmt
                          Kenneth D. Cairns, and John A. Howard as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent. There are no insiders on
                             either the Audit or the Human Resources and
                             Compensation Committee.
                  3       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             KPMG LLP have been the company's auditors since
                             2003. The circular does not provide the audit or
                             non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  4       Amend Stock Option Plan                     For         Against                     Mgmt
                             Shareholders  are being asked to approve an amendment to
                             the company's  stock option plan that would,  if passed,
                             increase  the number of shares  available  for  issuance
                             pursuant  to the plan from  1,150,000  Class A shares to
                             1,656,700  Class  A  shares.   The  total  cost  of  the
                             company's  plan is compared to an allowable  cap using a
                             compensation    model.    The    allowable    caps   are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies  performing in the top
                             quartile    of   their    peer    groupings.    Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares for issue at
                             each   company   ranked  in  the  top  quartile  of  its
                             industry,  a benchmark pay level is established for each
                             industry.  The total cost of the company's plans of 7.54
                             percent is above the  allowable  cap for this company of
                             7.23  percent.  We also oppose the amendment to increase
                             shares  reserved  for  options  because it would  appear
                             that non-employee  directors participate in options on a
                             discretionary  basis.  This is a  practice  which  gives
                             rise to the  possibility of self-dealing by directors in
                             options.  Directors  who are  able to  grant  themselves
                             options  without  limit  could find  their  independence
                             compromised.  Shareholders  should  note  that this plan
                             could  allow  options  to be granted  with a  discounted
                             exercise  price  if  permitted  for by the  TSX  Venture
                             Exchange.  The amended plan represents  dilution of 9.10
                             percent on a fully-diluted basis.
                  5       Amend Stock Option Rolling Plan             For         Against                     Mgmt
                             In  conjunction  with  anticipated  changes  in the  TSX
                             rules  governing  option plans,  shareholders  are being
                             asked  to  approve  a  series  of   amendments   to  the
                             company's  stock  option  plan.  First,  the plan  would
                             become a rolling 10% plan,  whereby the number of shares
                             reserved  for  issuance  pursuant  to  the  granting  of
                             options  would  not be a fixed  number;  rather,  10 per
                             cent of the  company's  outstanding  Class A shares from
                             time to time would be  reserved  for the plan.  As well,
                             another  amendment  would allow the  directors  to amend
                             the plan  without  shareholder  approval,  other  than a
                             reduction  in exercise  price or  extension of the terms
                             of options held by insiders.  Fairvest prefers companies
                             to  adopt  a  fixed  maximum  number  of  shares  to  be
                             reserved   pursuant  to  options   plans,   rather  than
                             'rolling'   stock   option   plans.   We   oppose   this
                             resolution,  however, because the plan would still allow
                             directors  to  participate  on  a  discretionary  basis,
                             which  may  impair  their  independence.   As  such,  we
                             recommend a vote against this resolution.


06/29/04 - A/S    ENERGY SAVINGS INCOME FD               292717105                              05/14/04                    270,000
                  1       Direct Montreal Trust Company of Canada,    For         For                         Mgmt
                          Trustee of the Fund, to Elect John A.
                      Brussa, Michael Kirby, Alek Krstajic,
                     Rebecca MacDonald, Brennan R. Mulcahy,
                     John Panneton, Hugh D. Segal and Brian
                          R.D Smith as Directors of Ontario Energy
                          Savings Corp.
                  2       Ratify Deloitte & Touche LLP as Auditors    For         For                         Mgmt
                  3       Amend Declaration of Trust to Expand        For         For                         Mgmt
                          Investment Powers of the Fund
                  4       Approve Unit Appreciation Rights Plan       For         For                         Mgmt
                  5       Approve Directors Deferred Unit             For         For                         Mgmt
                          Compensation Plan


05/07/04 - A      ENERPLUS RESOURCES FD                  29274D604                              03/10/04                    120,000
                  1       Elect Derek Fortune, Gordon Kerr, Douglas   For         For                         Mgmt
                     Martin, Robert Normand, Eric Tremblay,
                          Donald West, Harry Wheeler, Robert Zorich
                          as Directors of EnerMark Inc
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


05/07/04 - A      ENERPLUS RESOURCES FD                  29274D604                              03/10/04                     20,000
                  1       Elect Derek Fortune, Gordon Kerr, Douglas   For         For                         Mgmt
                     Martin, Robert Normand, Eric Tremblay,
                          Donald West, Harry Wheeler, Robert Zorich
                          as Directors of EnerMark Inc
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


05/11/04 - A      Ensco International, Inc. *ESV*        26874Q100                              03/15/04                     30,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director David M. Carmichael ---
                          Withhold
                             We recommend that shareholders vote FOR Rita M.
                             Rodriguez but WITHHOLD votes from all the other
                             nominees. We recommend that shareholders WITHHOLD
                             votes from Compensation Committee members David M.
                             Carmichael and Thomas L. Kelly II for not aligning
                             CEO's compensation with shareholders interests.
                  1.2     Elect Director Thomas L. Kelly II ---
                          Withhold
                  1.3     Elect Director Rita M. Rodriguez --- For


05/04/04 - A      EOG Resources, Inc. *EOG*              26875P101                              03/08/04                     35,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director George A. Alcorn --- For
                  1.2     Elect Director Charles R. Crisp --- For
                  1.3     Elect Director Mark G. Papa --- For
                  1.4     Elect Director Edmund P. Segner, III ---
                          For
                  1.5     Elect Director Donald F. Textor --- For
                  1.6     Elect Director Frank G. Wisner --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 6.10 percent is within the allowable cap
                             for this company of 7.14 percent. Equity grants
                             including stock options, and restricted stock
                             awards to top five named executive officers were
                             25.60 percent of the total shares awarded in the
                             current year.
                  4       Other Business                              For         Against                     Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


06/28/04 - A/S    European Minerals Corp(formerly        29879A104                              05/29/04                    338,250
                  Kazakhstan Minerals Corporat *EPM.U*
                  1       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             PricewaterhouseCoopers LLP are the company's
                             current auditors. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  2       Elect William G. Kennedy, Anthony J.        For         Withhold                    Mgmt
                       Williams, Dr. Barry D. Rayment, and
                          Marvin J. Singer as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             William G. Kennedy is an insider on the Audit
                             Committee. The board is majority independent.
                  3       Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             57,902,122 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $1.12 and
                             $0.32, respectively, and are currently trading at
                             $0.58 per share; as such any share issuances could
                             be issued at a 25 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.


06/07/04 - S      EUROPEAN NICKEL PLC                    G3285C106                              None                        350,000
                  1       Accept Financial Statements and Statutory   For         For                         Mgmt
                          Reports
                  2       Approve Increase in Authorised Capital      For         For                         Mgmt
                          from GBP 1,500,000 to GBP 2,000,000
                             This item proposes to increase the Company's
                             authorised capital from GBP 1.5 million ($2.64
                             million) to GBP 2 million ($3.52 million), an
                             increase of 33.3 percent. The Company currently has
                             issued capital of GBP 950,760 ($1,673,337.60), or
                             95 percent of the current amount of authorised
                             capital. We have no objections to this proposal.
                  3       Authorise Issuance of Equity or             For         For                         Mgmt
                          Equity-Linked Securities with Pre-emptive
                          Rights up to Aggregate Nominal Amount of
                          GBP 678,724.73
                             The Company is proposing an amount for share
                             issuances with pre-emptive rights equivalent to 71
                             percent of current issued share capital. Although
                             this amount exceeds the recommended limit of 33%,
                             we are willing to permit authorities up to a
                             maximum of 100% of the issued share capital having
                             regard to the Company's size and scope.
                  4       Authorise Issuance of Equity or             For         Against                     Mgmt
                        Equity-Linked Securities without
                       Pre-emptive Rights up to Aggregate
                          Nominal Amount of GBP 230,000
                             The Company proposes an amount for share issuances
                             without pre-emptive rights up to 24.2 percent of
                             current issued share capital, which exceeds
                             guidelines for such issuances.


05/11/04 - A/S    First Quantum Minerals Ltd (Formerly   335934105                              04/06/04                    110,000
                  First Quantum Ventures *FM.*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Adopt New By-Laws                           For         For                         Mgmt
                  4       Approve 2004 Stock Option Plan              For         Against                     Mgmt
                             Vote Recommendation The total cost of the company's
                             plans of 6.54 percent is within the allowable cap
                             for this company of 10.12 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors participate in options on a discretionary
                             basis. This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised.


04/27/04 - A      FMC Corp. *FMC*                        302491303                              03/01/04                     35,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/27/04 - A      FOCUS ENERGY TR *FET.U*                34415R108                              04/20/04                    270,000
                  1       Fix Number of Directors at Six              For         For                         Mgmt
                  2       Elect Matthew J. Brister, John A. Brussa,   For         For                         Mgmt
                          Stuart G. Clark, Derek W. Evans, James H.
                        Mckelvie and Gerry A. Romanzin as
                          Directors of FET Resources
                  3       Ratify KPMG LLP as Auditors and Authorise   For         For                         Mgmt
                      Directors to Fix Auditor Remuneration


05/06/04 - A      Fording Canadian Coal Trust            345425102                              03/31/04                     15,000
                  (Formerly FORDING INC) *FDG.U*
                  1       Elect Trustee Lloyd I. Barber               For         For                         Mgmt
                  2       Elect Trustee Michael A. Grandin            For         For                         Mgmt
                  3       Elect Trustee Michael S. Parrett            For         For                         Mgmt
                  4       Elect Trustee Harry G. Schaefer             For         For                         Mgmt
                  5       Elect Trustee Peter Valentine               For         For                         Mgmt
                  6       Elect Trustee Robert J. Wright              For         For                         Mgmt
                  7       Elect Trustee John B. ZaoZirny              For         For                         Mgmt
                  8       Elect Directors                             For         Split                       Mgmt
                  8.1     Elect Director Dawn L. Farrell --- For
                  8.2     Elect Director Michael A. Grandin --- For
                  8.3     Elect Director Norman B. Keevil ---
                          Withhold
                  8.4     Elect Director Richard T. Mahler --- For
                  8.5     Elect Director Thomas J. O'Neil --- For
                  8.6     Elect Director Michael S. Parrett --- For
                  8.7     Elect Director Harry G. Schaefer --- For
                  8.8     Elect Director William W. Stinson --- For
                  8.9     Elect Director David A. Thompson --- For
                  9       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors


06/25/04 - A      Gazprom Oao                            368287207                              06/01/04                      4,000
                          Meeting for Holders of ADRs
                  1       ANNUAL REPORT, INCLUDING THE PROFIT AND     For         For                         Mgmt
                          LOSS REPORT
                  2       PAYMENT OF ANNUAL DIVIDENDS                 For         For                         Mgmt
                  3       PAY REMUNERATION TO DIRECTORS AND AUDIT     For         For                         Mgmt
                          COMMISSION
                  4       ZAO PRICEWATERHOUSECOOPERS AUDIT AS THE     For         For                         Mgmt
                          EXTERNAL AUDITOR
                  5       AMENDMENTS AND ADDITIONS NO. 1 TO THE       For         For                         Mgmt
                          CHARTER OF THE COMPANY
                  6       AMENDMENTS AND ADDITIONS NO. 2 TO THE       For         Against                     Mgmt
                          CHARTER OF THE COMPANY
                             We disapprove in principle of bundling together
                             proposals that could be presented as separate
                             voting items because bundled resolutions leave
                             shareholders with an all-or-nothing choice, skewing
                             power disproportionately towards the board and away
                             from shareholders. Because the amendments would
                             include a provision allowing for non-board members
                             on committees, such as the audit committee, we
                             cannot recommend that shareholders support this
                             resolution.
                  7       AMENDMENTS AND ADDITIONS NO. 3 TO THE       For         For                         Mgmt
                          CHARTER OF THE COMPANY
                  8       ELECTION OF THE BOARD OF DIRECTORS. IF      For         Withhold                    Mgmt
                     YOU WISH TO VOTE SELECTIVELY, YOU MUST
                          CUMULATE YOUR SHARES. PLEASE CONTACT YOUR
                      REPRESENTATIVE IF YOU WISH TO DO SO.
                  9       ELECT ARKHIPOV DMITRIY ALEKSANDROVICH TO    For         For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  10      ELECT BIKULOV VADIM KASYMOVICH TO THE       For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  11      ELECT GULYUKINA SVETLANA ALEKSEEVNA TO      For         For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  12      ELECT DOMARATSKAYA NELYA NIKOLAEVNA TO      For         For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  13      ELECT ISHUTIN RAEFAEL VLADIMIROVICH TO      For         For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  14      ELECT KOSTERIN MAKSIM NIKOLAEVICH TO THE    For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  15      ELECT LOBANOVA NINA VLADISLAVOVNA TO THE    For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  16      ELECT LYSAK OLGA ALEKSANDROVNA TO THE       For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  17      ELECT TKACHENKO ANDREI PETROVICH TO THE     For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  18      ELECT TOROPOV SERGEI VLADIMIROVICH TO THE   For         For                         Mgmt
                         AUDIT COMMISSION OF THE COMPANY
                  19      ELECT FEDOROV ALEKSANDR ANATOLIEVICH TO     For         For                         Mgmt
                       THE AUDIT COMMISSION OF THE COMPANY
                  20      ELECT SHUBIN YURIY IVANOVICH TO THE AUDIT   For         For                         Mgmt
                          COMMISSION OF THE COMPANY


05/18/04 - A      Georgia Gulf Corp. *GGC*               373200203                              03/29/04                     60,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Jerry R. Satrum ---
                          Withhold
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Jerry R. Satrum.
                             We recommend that shareholders WITHHOLD votes from
                             Jerry R. Satrum for standing as an affiliated
                             outsider on the Audit Committee.
                  1.2     Elect Director Edward A. Schmitt --- For
                  1.3     Elect Director Yoshi Kawashima --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 8.27 percent is within the allowable cap
                             for this company of 19.60 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.


05/04/04 - A      Georgia-Pacific Corp. *GP*             373298108                              03/10/04                     15,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Barbara L. Bowles ---
                          Withhold
                             We  recommend  a  vote  FOR  the   directors   with  the
                             exceptions of James B. Williams,  David R. Goode, Donald
                             V.  Fites,  and Barbara L.  Bowles.  We  recommend  that
                             shareholders  WITHHOLD  votes  from  James B.  Williams,
                             David R. Goode,  Donald V. Fites,  and Barbara L. Bowles
                             for  failing  to  remove  a  dead-hand,   slow-hand,  or
                             similar feature in the company's poison pill.
                  1.2     Elect Director Donald V. Fites ---
                          Withhold
                  1.3     Elect Director David R. Goode --- Withhold
                  1.4     Elect Director Karen N. Horn --- For
                  1.5     Elect Director William R. Johnson --- For
                  1.6     Elect Director James B. Williams ---
                          Withhold
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation Although the total cost of the
                             company's plans of 2.87percent is within the
                             allowable cap for this company of 5.84 percent,
                             this company has repriced stock options without
                             shareholder approval in the past. The plan allows
                             repricing of underwater stock options without
                             shareholder approval, which we believe reduces the
                             incentive value of the plan.
                  3       Approve Executive Incentive Bonus Plan      For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.
                  4       Ratify Auditors                             For         For                         Mgmt


05/04/04 - A      GREAT LAKES HYDRO *GLH.U*              390631109                              03/29/04                    100,000
                  1       Appoint Auditors of the Fund and            For         For                         Mgmt
                         Authorize GLPT Trustees to Fix
                          Remuneration of Auditors
                             Ernst & Young LLP, former auditor of the fund, is
                             not being proposed as auditors this year. The board
                             recommends that Deloitte & Touch LLP be approved as
                             the fund's independent accounting firm for the
                             coming year. There were no disagreements or
                             reportable events.
                  2       Direct the Sole Trustee to vote for the     For         For                         Mgmt
                      election of the GLPT Trustees: Andre
                          Bureau, Dian Cohen, Pierre Dupuis, Harry
                          A. Goldgut, Kenneth W. Harrigan, Edward C. Kress, and
                          Richard Legault
                             Given that unitholders may wish to express
                             differing views as to the suitability of the
                             trustee nominees, Fairvest takes the view that
                             unitholders should have the ability to cast ballots
                             with respect to individuals rather than the entire
                             slate. If this is possible, they will not be forced
                             to withhold votes for the board as a whole as their
                             only method of registering a negative view of an
                             individual or individuals. The Board of Trustees is
                             majority independent.
                  3       Direct the Sole Trustee to Appoint          For         For                         Mgmt
                          Auditors of GLPT and Authorize the GLPT
                          Trustees to Fix Remuneration of Auditors Ernst & Young
                             LLP, former auditor of the fund, is not being
                             proposed as auditors this year. The board
                             recommends that Deloitte & Touch LLP be approved as
                             the fund's independent accounting firm for the
                             coming year. There were no disagreements or
                             reportable events. For the last fiscal year, Ernst
                             & Young LLP billed the Fund and GLPT the following
                             fees: Audit Fees $132,686, Audit-related Fees
                             $49,228, Non-audit and other fees $55,750, for a
                             total of $237,664.


06/22/04 - A/S    HARVEST ENERGY TR                      41752X101                              05/21/04                     70,000
                  1       Re-appoint Valiant Trust Company as the     For         For                         Mgmt
                          Trustee of the Trust
                             This is a routine re-appointment.
                  2       Elect John Brussa, M. Bruce Chernoff,       For         For                         Mgmt
                      Hank Swartout, Verne Johnson, Hector
                        McFadyen as Directors of Harvest
                          Operations Corp.
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The board is a majority independent
                             and there are no insiders on the Audit or
                             Compensation Committees.
                  3       Ratify KPMG LLP as Auditors of the Trust    For         For                         Mgmt
                             KPMG LLP have been the  company's  auditors  since 2002.
                             The  circular  does not provide  the audit or  non-audit
                             fees paid to the  auditor  over the most  recent  fiscal
                             year.
                  4       Amend Trust Unit Incentive Plan             For         Against                     Mgmt
                             This proposal  seeks  shareholder  approval to amend the
                             Trust Unit Incentive Plan to reserve 366,250  additional
                             shares.   The  total  cost  of  the  company's  plan  is
                             compared  to  an  allowable  cap  using  a  compensation
                             model. The allowable caps are industry-specific,  market
                             cap-based,  and  pegged to the  average  amount  paid by
                             companies  performing  in the top quartile of their peer
                             groupings.   Industry  classifications  are  established
                             using  standard   industry  code  (SIC)  groups.   Using
                             historic  data  tracked  by  Fairvest  of the  value  of
                             authorized  shares for issue at each  company  ranked in
                             the top quartile of its industry,  a benchmark pay level
                             is   established   for  each   industry.   The  combined
                             shareholder  value transfer for all  equity-based  plans
                             considered is 7.76 percent.  The aggregate  value of all
                             the   proposals   exceeds   the   company's    allowable
                             shareholder   value   transfer  cap  of  5.80   percent.
                             However,   Fairvest   supports  only  those  plans  that
                             provide,  in aggregate,  the greatest  shareholder value
                             transfer  without  exceeding  the allowable cap and that
                             do  not  violate  repricing  or  director  participation
                             guidelines.  The total cost of the Trust Unit  Incentive
                             Plans of 6.49  percent  is above the  allowable  cap for
                             this company of 5.80  percent.  We oppose the  amendment
                             to  increase  shares  reserved  for  options,  as  well,
                             because  it would  appear  that  non-employee  directors
                             participate in options on a  discretionary  basis.  This
                             is a practice  which  gives rise to the  possibility  of
                             self-dealing by directors in options.  Directors who are
                             able to grant  themselves  options  without  limit could
                             find their independence compromised.  Unitholders should
                             note  that the  exercise  price of  incentive  rights is
                             calculated  by  deducting   from  the  grant  price  the
                             aggregate  of all  distributions,  on a per unit  basis,
                             made by the  Trust  after the grant  date.  The  amended
                             Trust Unit  Incentive Plan  represents  dilution of 7.77
                             percent on a fully-diluted basis.
                  5       Approve Unit Award Incentive Plan           For         Against                     Mgmt
                             This  proposal  reserves  150,000  shares under the Unit
                             Award Incentive Plan,  which will grant restricted trust
                             units   to    directors,    officers,    employees   and
                             consultants.  The total  cost of the  company's  plan is
                             compared  to  an  allowable  cap  using  a  compensation
                             model. The allowable caps are industry-specific,  market
                             cap-based,  and  pegged to the  average  amount  paid by
                             companies  performing  in the top quartile of their peer
                             groupings.   Industry  classifications  are  established
                             using  standard   industry  code  (SIC)  groups.   Using
                             historic  data  tracked  by  Fairvest  of the  value  of
                             authorized  shares for issue at each  company  ranked in
                             the top quartile of its industry,  a benchmark pay level
                             is   established   for  each   industry.   The  combined
                             shareholder  value transfer for all  equity-based  plans
                             considered is 7.76 percent.  The aggregate  value of all
                             the   proposals   exceeds   the   company's    allowable
                             shareholder   value   transfer  cap  of  5.80   percent.
                             However,   Fairvest   supports  only  those  plans  that
                             provide,  in aggregate,  the greatest  shareholder value
                             transfer  without  exceeding  the allowable cap and that
                             do  not  violate  repricing  or  director  participation
                             guidelines.  The total cost of the Unit Award  Incentive
                             Plan of 0.77  percent  is within the  allowable  cap for
                             this company of 5.80  percent.  We oppose the  amendment
                             to  increase  shares  reserved  for  options,   however,
                             because  it would  appear  that  non-employee  directors
                             participate in options on a  discretionary  basis.  This
                             is a practice  which  gives rise to the  possibility  of
                             self-dealing by directors in options.  Directors who are
                             able to grant  themselves  options  without  limit could
                             find  their   independence   compromised.   Shareholders
                             should  note that this plan  could  allow  options to be
                             granted  with a discounted  exercise  price if permitted
                             for  by  the  TSX  Venture  Exchange.   The  Unit  Award
                             Incentive Plan represents  dilution of 0.86 percent on a
                             fully-diluted basis.
                  6       Approve Directors and Officers              For         Against                     Mgmt
                          Compensation Plan
                             This proposal reserves 100,000 shares under the
                             Directors and Officers Compensation Plan, which
                             will grant deferred unit rights to directors and
                             officers. The total cost of the company's plan is
                             compared to an allowable cap using a compensation
                             model. The allowable caps are industry-specific,
                             market cap-based, and pegged to the average amount
                             paid by companies performing in the top quartile of
                             their peer groupings. Industry classifications are
                             established using standard industry code (SIC)
                             groups. Using historic data tracked by Fairvest of
                             the value of authorized shares for issue at each
                             company ranked in the top quartile of its industry,
                             a benchmark pay level is established for each
                             industry. The combined shareholder value transfer
                             for all equity-based plans considered is 7.76
                             percent. The aggregate value of all the proposals
                             exceeds the company's allowable shareholder value
                             transfer cap of 5.80 percent. However, Fairvest
                             supports only those plans that provide, in
                             aggregate, the greatest shareholder value transfer
                             without exceeding the allowable cap and that do not
                             violate repricing or director participation
                             guidelines. The total cost of the Directors and
                             Officers Compensation Plan of 0.51 percent is
                             within the allowable cap for this company of 5.80
                             percent. We oppose the amendment to increase shares
                             reserved for options, however, because it would
                             appear that non-employee directors participate in
                             options on a discretionary basis. This is a
                             practice which gives rise to the possibility of
                             self-dealing by directors in options. Directors who
                             are able to grant themselves options without limit
                             could find their independence compromised. The
                             amended plan represents dilution of 0.57 percent on
                             a fully-diluted basis.
                  7       Authorize New Class of Exchangeable Shares  For         Against                     Mgmt
                             Harvest  Operations  Corp.  is currently  authorized  to
                             issue  an  unlimited  number  of  common  shares,  first
                             preferred  shares.  As  well,  at last  year's  meeting,
                             unitholders   approved   the   creation   of   class  of
                             non-voting   common  shares,   issuable  in  series.  To
                             provide  further  financing  flexibility  the  board  of
                             directors of Harvest recommends  creating a new class of
                             exchangeable   shares,    issueable   in   series.   The
                             exchangeable  shares will initially be exchangeable into
                             trust  units on a  one-for-one  basis which then then be
                             adjusted to reflect  trust unit  distributions,  as well
                             the  shares  will   provide   holders   with   economic,
                             ownership  and  voting  rights  that  are  substantially
                             equivalent to trust units.  Fairvest  prefers  companies
                             and  trusts  to  have  simple   straight-forward   share
                             structures,  where each  security  holder  receives  one
                             vote per each security held and all  securities are of a
                             single  class and  therefore  rank  equally  in terms of
                             dividends  and  asset   distribution  in  the  event  of
                             liquidation  or  dissolution.  As  such  we  oppose  the
                             creation of another class of shares.


06/10/04 - A/S    HAWK ENERGY CORP                       420090300                              05/10/04                    100,000
                  1       Fix Number of Directors at five             For         For                         Mgmt
                             This is a routine item.
                  2       Elect Stephen J. Fitzmaurice, David N.      For         For                         Mgmt
                        Bonnar, John D. Wright, Thomas W.
                      Buchanan, and Gregory G. Turnbull as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent. There are no insiders on
                             either the Audit or Compensation Committees.
                  3       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             PricewaterhouseCoopers LLP have been the company's
                             auditors since 2003. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  4       Approve Stock Option Plan                   For         Against                     Mgmt
                             This item will affirm the company's ten percent  rolling
                             stock option plan.  The total cost of the company's plan
                             is compared  to an  allowable  cap using a  compensation
                             model. The allowable caps are industry-specific,  market
                             cap-based,  and  pegged to the  average  amount  paid by
                             companies  performing  in the top quartile of their peer
                             groupings.   Industry  classifications  are  established
                             using  standard   industry  code  (SIC)  groups.   Using
                             historic  data  tracked  by  Fairvest  of the  value  of
                             authorized  shares for issue at each  company  ranked in
                             the top quartile of its industry,  a benchmark pay level
                             is established for each industry.  The total cost of the
                             company's  plan of 7.60 percent is within the  allowable
                             cap for this company of 7.62 percent.  Fairvest  prefers
                             companies to adopt a fixed  maximum  number of shares to
                             be  reserved  pursuant  to options  plans,  rather  than
                             'rolling'   stock   option   plans.   We   oppose   this
                             resolution,   however,  because  it  would  appear  that
                             non-employee  directors  participate  in  options  on  a
                             discretionary  basis.  This is a  practice  which  gives
                             rise to the  possibility of self-dealing by directors in
                             options.  Directors  who are  able to  grant  themselves
                             options  without  limit  could find  their  independence
                             compromised.  Shareholders  should  note  that this plan
                             could  allow  options  to be granted  with a  discounted
                             exercise  price  if  permitted  for by the  TSX  Venture
                             Exchange.  The amended plan could represent  dilution of
                             up to  8.52  percent  on a  fully-diluted  basis  at any
                             point in time.


05/12/04 - A      Hercules Inc. *HPC*                    427056106                              03/22/04                    150,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Craig A. Rogerson --- For
                  1.2     Elect Director John C. Hunter, III --- For
                  1.3     Elect Director Robert D. Kennedy --- For
                  2       Amend Articles to Elect Directors by        For         For                         Mgmt
                          Plurality Vote
                             Conclusion ISS supports the general notion that
                             shareholders should have greater choice in director
                             elections and greater input in the nomination
                             process. Given that: (i) plurality voting is the
                             currently accepted standard for the election of
                             directors of publicly traded companies, (ii)
                             requiring a majority vote of the outstanding shares
                             could disrupt board operations and the company's
                             financial performance in the event some or all of
                             the director nominees do not receive majority
                             support and do not get elected, (iii) requiring a
                             majority vote of the outstanding shares can in
                             effect provide for a supermajority of votes cast,
                             which would adversely affect shareholders' ability
                             to elect directors in a contested election, and
                             (iv) a majority voting threshold may diminish the
                             likelihood of a successful open access campaign by
                             providing for an increased vote requirement in the
                             election of directors, ISS believes that
                             management's proposal towards a plurality voting
                             system warrants shareholder support.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Amend Articles to Provide Shareholders      For         For                         Mgmt
                          with Right to Act by Written Consent and
                          Call Special Meetings
                             Conclusion If this proposal is implemented,
                             shareholders would have greater ability to remove
                             directors or initiate shareholder resolutions
                             without waiting for the next scheduled meeting.
                             Shareholders could also find it easier to respond
                             to a beneficial offer as a bidder who already owns
                             shares would have the option to call a special
                             meeting. ISS commends management for submitting
                             this proposal, which demonstrates a commitment to
                             shareholders' interests.


04/14/04 - A      HIGH POINT RESOURCES INC (formerly     42976P106                              03/05/04                    300,000
                  High Pt Energy Corp)
                  1       Fix Number of Directors                     For         For                         Mgmt
                  2       Elect Glenn Carley, Glen Yeryk, Gary        For         For                         Mgmt
                          Bauer, John Brussa, Fred Coles, Christina
                        Fehr, Donald Rowden as Directors
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. There are no insiders on the Audit or
                             Compensation Committees.
                  3       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             Ernst & Young LLP have been the company's auditors
                             since 2001. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.


05/11/04 - A      Huaneng Power International Inc.       443304100                              03/29/04                      7,000
                          Meeting for Holders of ADRs
                  1       TO CONSIDER AND APPROVE THE WORKING         For         For                         Mgmt
                          REPORT FROM THE BOARD OF DIRECTORS OF THE
                          COMPANY FOR YEAR 2003.
                  2       TO CONSIDER AND APPROVE THE WORKING         For         For                         Mgmt
                          REPORT FROM THE SUPERVISORY COMMITTEE OF
                          THE COMPANY FOR YEAR 2003.
                  3       TO CONSIDER AND APPROVE THE AUDITED         For         For                         Mgmt
                          FINANCIAL STATEMENTS OF THE COMPANY FOR
                          YEAR 2003.
                  4       Ratify Auditors                             For         For                         Mgmt
                  5       TO CONSIDER AND APPROVE THE PROPOSAL        For         For                         Mgmt
                         REGARDING THE ADJUSTMENT OF THE
                     REMUNERATION OF INDEPENDENT DIRECTORS.
                  6       TO CONSIDER AND APPROVE THE PROFIT          For         For                         Mgmt
                          DISTRIBUTION PLAN OF THE COMPANY FOR YEAR
                          2003.
                                                                 The          company
                             proposed to distribute  RMB 5 ($0.60) and bonus issue of
                             five         shares         per        10         shares
                             held.
                  7       TO CONSIDER AND APPROVE THE PROPOSAL        For         For                         Mgmt
                        REGARDING ISSUE OF NEW SHARES BY
                      CONVERSION OF THE ADDITIONAL PAID-IN
                      CAPITAL AND THE SURPLUS RESERVE FUND.
                             The proposal seeks to capitalize a portion of the
                             company's capital reserve and retained earning and
                             distribute new fully paid shares to shareholders
                             free of charge; there is no cost to shareholders to
                             maintain their stakes and no risk of dilution. This
                             procedure transfers wealth to shareholders and does
                             not significantly impact share value. The only
                             impact on shareholders is that by increasing the
                             number of shares on issue, the company could
                             increase liquidity, enhance marketability, and
                             ultimately expand its shareholder base. This item
                             is pursuant to the bonus issue of item 6.
                  8       TO CONSIDER AND APPROVE THE PROPOSED        For         For                         Mgmt
                          AMENDMENTS TO THE ARTICLES OF ASSOCIATION.
                             The proposal seeks to amend artilcles of
                             association to reflect registered capital and its
                             capital structure due to 2003 bonus issue; to
                             insert a pragraph that requires shareholders'
                             approval for guarantee provided by the company that
                             has amount greater than 20 percent of the company's
                             net assets, board of directors' consent for amount
                             range between five to 20 percent of the company's
                             net assets, and chairman and vice chairman of the
                             board to decide on guarantee less than five
                             percent; and other technical amendments that will
                             have neutral effect to shareholders' value.


06/15/04 - S      Huaneng Power International Inc.       443304100                              05/04/04                      7,000
                          Meeting for Holders of ADRs
                  1       TO APPROVE THE ACQUISITION OF 40%           For         For                         Mgmt
                          INTEREST IN HEBEI HANFENG POWER GENERATION LIMITED
                          LIABILITY COMPANY AND 90% INTEREST IN JINGGANGSHAN
                          HUANENG POWER GENERATION LIMITED LIABILITY COMPANY.
                             Items 1 and 2 concern proposed acquisitions by the
                             company of five power plants in the People's
                             Republic of China (the PRC). Item 1seeks
                             shareholder approval for the company's purchase of
                             a 40 percent interest in Hebei Hanfeng Power
                             Generation Ltd. Liability Co. (Hanfeng Power Plant)
                             and a 90 percent interest in Jinggangshan Huaneng
                             Power Generation Ltd. Liability Co. (Jinggangshan
                             Power Plant) from China Huaneng Group (Huaneng
                             Group) for an aggregate consideration of RMB1.9
                             billion ($235.2 million). On the other hand, Item 2
                             seeks shareholder approval for the company to
                             acquire a 55 percent interest in Huaneng Hunan
                             Yueyang Power Generation Ltd. Liability Co.
                             (Yueyang Power Plant) and a 60 percent interest in
                             Huaneng Chongqing Luohuang Power Generation Ltd.
                             Liability Co. (Luohuang Power Plant) and the entire
                             assets and liabilities of Huaneng Intl. Power Devt.
                             Corp. Yingkou Branch Co. (Yingkou Power Plant) from
                             Huaneng Intl. Power Devt. Corp. (HIPDC) for an
                             aggregate consideration of RMB2.6 billion ($309.4
                             million). The aggregate consideration payable by
                             the company under the two acquisition proposals
                             amounts to approximately RMB4.5 billion ($544.6
                             million). Half of the total consideration will be
                             financed by cash resources of the company and its
                             subsidiaries (the Group) while the remaining half
                             will be funded by bank loans. Huaneng Power Plant
                             operates in the Hebei Province, adjacent to the
                             capital Beijing and Tianjin which is an important
                             commercial port in the northern region of the PRC.
                             Jinggangshan Power Plant is situated in Jiangxi
                             Province, in the souteast part of the PRC. Yueyang
                             Power Plant operates in Hunan Province, a province
                             noted for its relatively high coal output in the
                             southern part of the PRC. Luohuang Power Plant is
                             situated in the Chonqing Muncipality, considered to
                             be the largest multi-functional modern industrial
                             and commercial city in the western part of the PRC.
                             Lastly, Yingkou Powerplant is located in Liaoning
                             Province, a coastal region considered to be an
                             essential passageway for foreign trade and
                             international communication in northeast China. The
                             acquisitions were deemed as fair as they were
                             examined by N M Rothschild & Sons (Hong Kong) Ltd.
                             (Rothschild), an independent financial evaluator.
                             The deals appear to be fair to shareholders in that
                             the consideration payable by the company for the
                             acquisition of the five power plants discussed
                             above falls within the range of comparable
                             transactions as found by Rothschild. The enterprise
                             value/earnings before interest, tax, depreciation
                             and amortization (EV/EBITDA) of 5.7 times and
                             earnings multiple of 8.7 times are lower than 1)
                             the average EV/EBITDA and earnings multiple of
                             comparable Hong Kong-listed companies of 8.9 times
                             and 17.5 times respectively and 2) the average
                             EV/EBITDA of 6.1 times and earnings multiple of
                             10.9 times for comparable acquisition transactions
                             in the Chinese electric power generation sector. In
                             addition, these proposals are in line with the
                             company's objective of acquiring existing and
                             developing new power plants. The acquisitions are
                             seen to increase the company's market share and
                             allow the company to maintain its competitive
                             position in a period when reforms in the PRC's
                             power generation sector are being undertaken and
                             competition is being introduced. In view of these,
                             we recommend shareholders to vote in favor of the
                             proposed acquisitions in Item 1 and Item 2.
                  2       TO APPROVE THE ACQUISITION OF 55%           For         For                         Mgmt
                          INTEREST IN HUANENG HUNAN YUEYANG POWER GENERATION
                          LIMITED LIABILITY COMPANY, 60% INTEREST IN HUANENG
                          CHONGNING LUOBUANG POWER GENERATION LIMITED LIABILITY
                          COMPANY, ALL AS MORE FULLY DESCRIBED IN THE CIRCULAR.
                             Refer to the discussion in Item 1.
                  3       TO APPROVE THE GUARANTEE ARRANGEMENTS AND   For         Against                     Mgmt
                          AGREEMENTS, ALL AS MORE FULLY DESCRIBED
                          IN THE CIRCULAR.
                             This item seeks approval for guarantee arrangements
                             and agreements between Hanfeng Power Plant,
                             Jinggangshan Power Plant and Huaneng Group together
                             with the company's assumption of the existing
                             guarantee of Jinggangshan Power Plant originally
                             provided by Huaneng Group. However, the company did
                             not provide sufficient information on the terms of
                             the agreements. As such, we are unable to ascertain
                             whether the terms of the agreements are fair and
                             reasonable to the company and its shareholders.
                             Given that this proposal may potentially increase
                             the company's liabilities, we recommend
                             shareholders to vote against this resolution.
                  4       TO APPROVE THE ENTRUSTED LOAN               For         Against                     Mgmt
                          ARRANGEMENT, ALL AS MORE FULLY DESCRIBED
                          IN THE CIRCULAR.
                             Item 4 concerns the entrusted loan arrangement
                             between Yueyang Power Plant, HIPDC and China
                             Huaneng Finance Co., the entrusted loan arrangement
                             in respect of Yingkou Power Plant and other loan
                             arrangements and agreements with respect to other
                             power plants proposed to be acquired by the company
                             in Items 1 and 2. Given that this proposal may
                             potentially increase the company's liabilities and
                             insufficient information was provided, we are
                             unable to ascertain whether the terms of the
                             agreements are fair and reasonable to the company
                             and its shareholders. As such, we recommend
                             shareholders to vote against this resolution.
                  5       TO APPROVE THE LOAN AND DEPOSIT             For         Against                     Mgmt
                          ARRANGEMENT, ALL AS MORE FULLY DESCRIBED
                          IN THE CIRCULAR.
                             This item seeks to approve loan and deposit
                             arrangements concerning several power plants
                             proposed to be acquired by the company in Items 1
                             and 2. In view of the insufficient data available,
                             we are unable to ascertain whether the terms of the
                             agreements are fair and reasonable to the company
                             and its shareholders. As this proposal may
                             potentially increase the company's liabilities, a
                             vote against this resolution is recommended.


05/26/04 - A      ICI (Imperial Chemical Industries      452704505                              04/07/04                     80,000
                  Plc)
                          Meeting for Holders of ADRs
                  1       ADOPTION OF THE DIRECTORS REPORT AND        For         For                         Mgmt
                      ACCOUNTS FOR THE YEAR TO DECEMBER 31,
                          2003.
                  2       APPROVE THE DIRECTORS REMUNERATION REPORT.  For         For                         Mgmt
                  3       CONFIRMATION OF DIVIDENDS.                  For         For                         Mgmt
                  4       RE-ELECTION OF DR JDG MCADAM AS A           For         For                         Mgmt
                          DIRECTOR.
                  5       RE-ELECTION OF LORD BUTLER AS A DIRECTOR.   For         For                         Mgmt
                  6       ELECTION OF MR PB ELLWOOD AS A DIRECTOR.    For         For                         Mgmt
                  7       ELECTION OF MR DCM HAMILL AS A DIRECTOR.    For         For                         Mgmt
                  8       ELECTION OF BARONESS NOAKES AS A DIRECTOR.  For         For                         Mgmt
                  9       Ratify Auditors                             For         For                         Mgmt
                  10      REMUNERATION OF AUDITORS.                   For         For                         Mgmt
                  11      ICI EXECUTIVE SHARE OPTION PLAN 2004.       For         For                         Mgmt
                  12      ALLOTMENT OF SHARES.                        For         For                         Mgmt
                  13      DISAPPLICATION OF PRE-EMPTION RIGHTS.       For         For                         Mgmt
                  14      PURCHASE BY THE COMPANY OF ITS OWN SHARES.  For         For                         Mgmt


04/28/04 - S      Impact Energy, Inc.                    45254X105                              03/29/04                    955,800
                  1       Approve Plan of Arrangement with Thunder    For         For                         Mgmt
                          Energy Inc


04/21/04 - A/S    Inco Ltd. *N.*                         453258402                              03/16/04                     60,000
                  1       Amend Bylaws Re:Declassify the Board        For         For                         Mgmt
                  2       Elect Directors                             For         For                         Mgmt
                  3       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  4       Other Business (Voting)                     For         Against                     Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/10/04 - A      Ivanhoe Mines Ltd. (Formerly           46579N103                              04/21/04                    100,000
                  Indochina Goldfields Ltd) *IVN*
                  1       Amend By-Law No. 1                          For         For                         Mgmt
                  2       Approve Issuance of up to 50 million        For         For                         Mgmt
                          Equity Securities
                  3       Approve Increase in Number of Directors     For         For                         Mgmt
                          to 12
                  4       Elect Directors                             For         For                         Mgmt
                  5       Appoint Deloitte & Touche, Chartered        For         For                         Mgmt
                      Accountants as Auditors and Authorize
                      Board to Fix Remuneration of Auditors


05/20/04 - A      Jiangxi Copper                         Y4446C100                              04/20/04                  3,500,000
                  1       Accept Report of Directors                  For         For                         Mgmt
                  2       Accept Report of the Supervisory Committee  For         For                         Mgmt
                  3       Accept Financial Statements and Auditors'   For         For                         Mgmt
                          Reports
                  4       Approve Proposal for Profit Distribution    For         For                         Mgmt
                             The board is proposing a final dividend of RMB0.012
                             ($0.001) per 10 shares.
                  5       Reappoint Deloitte Touche Tohmatsu          For         For                         Mgmt
                          Shanghai CPA Ltd. and Deloitte Touche
                          Tohmatsu as the Company's PRC and
                          International Auditors and Authorize Any
                          Two Executive Directors to Fix Their
                          Remuneration and to Enter into the
                          Service Agreement with the Auditors
                  6       Approve Issuance of Equity or               For         Against                     Mgmt
                        Equity-Linked Securities without
                          Preemptive Rights
                             ISS recommends voting against the issuance of
                             shares without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, which are permissible under
                             current law.


06/01/04 - A/S    KENSINGTON ENERGY LTD                  489906107                              04/15/04                    950,000
                  1       Elect P. Gren Schoch, Donald S. Wood,       For         For                         Mgmt
                          John M. Gareau, Richard R. Couillard,
                          David H. Erickson, and Thomas L. Love as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent. There are no insiders on
                             either the Audit or Compensation Committees.
                  2       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             Ernst & Young LLP have been the company's auditors
                             since 1995. For fiscal 2003, the auditors were paid
                             the following fees: $28,000 for audit of financial
                             statements, $2,050 for reviews of interim financial
                             statements and other meetings, $3,500 for
                             information circulars and other filing documents
                             and meetings, and $5,591 for tax advice and
                             compliance. In total, the fees paid to the auditors
                             were $38,141.
                  3       Amend Stock Option Plan                     For         Against                     Mgmt
                             Shareholders  are being asked to approve an amendment to
                             the company's  stock option plan that would,  if passed,
                             increase  the number of shares  available  for  issuance
                             pursuant  to the plan by  1,821,560  shares.  The  total
                             cost of the  company's  plan is compared to an allowable
                             cap using a compensation  model.  The allowable caps are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies  performing in the top
                             quartile    of   their    peer    groupings.    Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares for issue at
                             each   company   ranked  in  the  top  quartile  of  its
                             industry,  a benchmark pay level is established for each
                             industry.  The total cost of the company's plans of 6.57
                             percent is within the  allowable cap for this company of
                             6.92  percent.  We  oppose  the  amendment  to  increase
                             shares reserved for options,  however,  because it would
                             appear  that  non-employee   directors   participate  in
                             options  on a  discretionary  basis.  This is a practice
                             which gives rise to the  possibility of  self-dealing by
                             directors  in options.  Directors  who are able to grant
                             themselves   options  without  limit  could  find  their
                             independence  compromised.  The amended plan  represents
                             dilution of 9.09 percent on a fully-diluted basis.
                  4       Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             29,822,017 common shares, representing potential
                             dilution of 50 percent of the outstanding shares.
                             The shares have a 52-week high and low of $1.60 and
                             $0.50, respectively, and are currently trading at
                             $1.10 per share; as such any share issuances could
                             be issued at a 20 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.


05/12/04 - A/S    KETCH RES LTD *KER.*                   492562103                              03/26/04                    140,000
                  1       Fix Number of Directors at Seven            For         For                         Mgmt
                  2       Elect Daryl E. Birnie, C. Keith Caldwell,   For         Withhold                    Mgmt
                          J. Paul Charron, Grant B. Fagerheim, James H.
                          McKelvie, Gerry A. Romanzin and Grant A. Zawalsky as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. We recommend withholding votes from
                             the entire slate because Grant Fagerheim (the CEO)
                             is an insider on the Compensation Committee.
                  3       Ratify Deloitte & Touche LLP as Auditors    For         For                         Mgmt
                  4       Amend Stock Option Plan                     For         Against                     Mgmt
                             Vote Recommendation The total cost of the company's
                             plans of 5.47 percent is within the allowable cap
                             for this company of 7.81 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors participate in options on a discretionary
                             basis. This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised. Note that potential dilution is 9.01
                             percent of fully diluted shares.


06/01/04 - A      Labrador Iron Ore Royalty Income       504904103                              04/16/04                    100,000
                  Fund *LIF.U*
                  1       Approve Increase in the Number of           For         For                         Mgmt
                          Trustees from 5 to 6
                  2       Elect Bruce Bone, William Corcoran, James   For         For                         Mgmt
                          McCartney, Paul Palmer, Alan Thomas and
                          Donald Worth as Trustees
                  3       Appoint Deloitte & Touche LLP as Auditors   For         For                         Mgmt


05/19/04 - A/S    Lionore Mining International Ltd.      535913107                              04/12/04                    250,000
                  *LIM*
                  1       Elect Alan Thompson, Gilbert Playford,      For         For                         Mgmt
                          Louis Riopel, Donald Bailey, Ted Mayers,
                          Colin Steyn, Oyvind Hushovd, Joshua Pitt,
                          as Directors
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  3       Amend Articles of Continuance               For         For                         Mgmt
                          Re:Preferred Share Rights
                  4       Adopt New By-Laws                           For         For                         Mgmt


05/04/04 - A      Lone Star Technologies, Inc. *LSS*     542312103                              03/15/04                     50,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Approve Omnibus Stock Plan                  For         Against                     Mgmt


05/03/04 - A      Louisiana-Pacific Corp *LPX*           546347105                              03/05/04                     80,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director Dustan E. McCoy --- For
                             We recommend a vote FOR the directors with the
                             exception of affiliated outsider Lee C. Simpson. We
                             recommend that shareholders WITHHOLD votes from Lee
                             C. Simpson for standing as an affiliated outsider
                             on the Nominating Committee.
                  1.2     Elect Director Lee C. Simpson --- Withhold
                  1.3     Elect Director Colin D. Watson --- For
                  2       Amend Omnibus Stock Plan                    For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 7.31 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing. ISS noted
                             that the top five named officers received
                             approximately 49 percent of the total 2003 equity
                             grants.
                  3       Amend Non-Employee Director Restricted      For         For                         Mgmt
                          Stock Plan
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.11 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Amend Non-Employee Director Stock Option    For         For                         Mgmt
                          Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 4.11 percent is within the allowable cap
                             for this company of 8.34 percent. Additionally,
                             this plan expressly forbids repricing.
                  5       Amend Executive Incentive Bonus Plan        For         For                         Mgmt
                             The  performance  measures  included  under the plan are
                             appropriate  for the company given its line of business,
                             long-term strategic  objectives,  and  industry-specific
                             measures   for   assessing    market    competitiveness.
                             Additionally,  the plan is  administered  by a committee
                             of independent  outsiders who must certify attainment of
                             these  objective,  measurable  performance  goals before
                             cash   awards  are  paid  to   participants.   Moreover,
                             preservation   of   the   full   deductibility   of  all
                             compensation  paid reduces the  company's  corporate tax
                             obligation.
                  6       Ratify Auditors                             For         For                         Mgmt
                  7       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Based on the above structure, LP did not meet most
                             of the criteria and therefore ISS recommends voting
                             FOR this proposal.
                  8       Report on Greenhouse Gas Emissions          Against     Against                     ShrHoldr
                             In  this   case,   Louisiana   Pacific   provides   some
                             disclosure   on  the   topics   brought   forth  by  the
                             proponents  in its  Environmental,  Forestry  and Safety
                             Report   and  other   environmental   sections   of  the
                             company's web site.  Moreover,  the request to study the
                             feasibility  of  obtaining  Forest  Stewardship  Council
                             (FSC)  certification by January 2005 may not be feasible
                             and  may not  serve  to  enrich  shareholder  value.  It
                             appears  from  existing  disclosure  that the company is
                             committed to improved environmental  performance and the
                             reduction of  greenhouse  gas  emissions and has engaged
                             other  organizations  in addressing  and  monitoring its
                             performance  these  issues.   While  the  company  could
                             continue to expand its  disclosure  in these  areas,  we
                             agree  with   management   that  it  has   substantially
                             addressed  the  intent  of this  proposal.  As such,  we
                             believe that  preparation  of a new and separate  report
                             may not provide enough additional useful  information to
                             justify  the  time  and  expense  of  creating   such  a
                             document.


05/19/04 - A      LUKE ENERGY LTD                        54985P100                              04/07/04                    100,000
                  1       Elect Ronald L. Belsher, Mary Blue, David   For         Withhold                    Mgmt
                     Crevier, Alain Lambert, Hugh Mogensen,
                          Harold Pedersen, Lyle Schultz, and Ronald
                          Woods as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             Harold Pedersen is an insider on the Compensation
                             Committee. The board is majority independent.
                  2       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             KPMG LLP have been the company's auditors since
                             2003. The circular does not provide the audit or
                             non-audit fees paid to the auditor over the most
                             recent fiscal year.


05/03/04 - A      Maverick Tube Corp. *MVK*              577914104                              03/05/04                     50,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 2.81 percent is within the allowable cap
                             for this company of 10.32 percent. Additionally,
                             this plan expressly forbids repricing.
                  3       Approve Non-Employee Director Omnibus       For         For                         Mgmt
                          Stock Plan
                                                                                 VI.
                             Vote Recommendation The total cost of the company's
                             plans of 1.98 percent is within the allowable cap
                             for this company of 10.32 percent.
                  4       Ratify Auditors                             For         For                         Mgmt


06/17/04 - A/S    MUSTANG RES INC CDA                    62820Q100                              05/14/04                    100,000
                  1       Fix Number of Directors at four             For         For                         Mgmt
                             This is a routine item.
                  2       Elect Richard A.M. Todd, Donald             For         For                         Mgmt
                      Archibald, Bill Friley, Jr., and Kel
                          Johnston as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent. There are no insiders on
                             either the Compensation or Audit Committees.
                  3       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             Collins Barrow LLP have been the company's auditors
                             since 2002. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  4       Approve and Ratify Corporation's current    For         Against                     Mgmt
                          Stock Option Plan
                             This item will reaffirm the company's ten percent
                             rolling stock option plan. The total cost of the
                             company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's plan of 9.19 percent is above the
                             allowable cap for this company of 6.66 percent.
                             Fairvest prefers companies to adopt a fixed maximum
                             number of shares to be reserved pursuant to options
                             plans, rather than 'rolling' stock option plans. We
                             also oppose this resolution because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. This is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan could represent dilution of up to
                             10.84 percent on a fully-diluted basis at any point
                             in time.
                  5       Approve adoption of a new Stock Option      For         Against                     Mgmt
                          Plan to be implemented upon listing of
                          the shares on the Toronto Stock Exchange
                             Shareholders are being asked to approve a new stock
                             option plan in conjunction with the company's plans
                             to de-list from the TSX Venture Exchange and list
                             on the Toronto Stock Exchange. If passed, this plan
                             would reserve for issuance under it the lesser of
                             10% of the outstanding common shares and 2,500,000
                             Class A Shares. The total cost of the company's
                             plan is compared to an allowable cap using a
                             compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's plans of 9.19 percent is above the
                             allowable cap for this company of 6.66 percent. We
                             also oppose this resolution because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. The amended plan
                             represents dilution of 10.84 percent on a
                             fully-diluted basis.


06/01/04 - A      Nabors Industries, Ltd. *NBR*          G6359F103                              04/08/04                     25,000
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director James L. Payne --- For
                             These are routine board elections.
                  1.2     Elect Director Hans W. Schmidt --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       SHAREHOLDER PROPOSAL TO CHANGE NABORS       Against     Against                     Mgmt
                       JURISDICTION OF INCORPORATION FROM
                          BERMUDA TO DELAWARE.
                             ISS believes that support of this shareholder
                             resolution is not warranted at this time as the
                             board has adequately addressed many of the concerns
                             associated with this proposal. Based on our
                             assessment of the significant economic benefits to
                             shareholders and the company's good disclosure,
                             transparency, and the commitments made to reduce
                             shareholders' jurisdictional concerns, ISS
                             recommends that shareholders oppose this
                             shareholder-requisitioned proposal.


05/11/04 - A/S    NAL OIL & GAS TR *NAE.U*               628949109                              04/08/04                    150,000
                  1       Elect J. Charles Caty, Irvine J. Koop,      For         For                         Mgmt
                          Dennis G. Flanagan, and Barry D. Stewart
                          as independent Directors
                             Given that unitholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             unitholders should have the ability to cast ballots
                             with respect to individuals rather than the entire
                             slate. If this is possible, they will not be forced
                             to withhold votes for the board as a whole as their
                             only method of registering a negative view of an
                             individual or individuals. The board is majority
                             independent.
                  2       Appoint Auditors                            For         For                         Mgmt
                             KPMG LLP have been the trust's  auditors since 1996. The
                             circular  does not provide the audit or  non-audit  fees
                             paid to the auditor over the most recent fiscal year.
                  3       Amend the Amended and Restated Unanimous    For         For                         Mgmt
                          Shareholder Agreement
                             This amendment to the Amended and Restated
                             Unanimous Shareholder Agreement (USA) will preserve
                             the current process for appointing and electing
                             directors to the Board. As such, three directors
                             will continue to be appointed by the trust's
                             Manager, NAL Energy Resource Management Limited
                             (which is a wholly-owned subsidiary of Manulife
                             Financial). Four (all independent directors) on the
                             board will continue to be elected by unitholders.
                             This amendment is necessary, according to the
                             circular, because of a change in the ownership of
                             NAL Energy Inc. Given that this resolution
                             preserves the status quo of the unitholders' right
                             to elect a majority of the board, we do not oppose
                             it.


05/19/04 - A      National-Oilwell, Inc. *NOI*           637071101                              03/22/04                     50,000
                  1       Elect Directors                             For         For                         Mgmt


06/01/04 - A      Newalta Income Fund *NAL.U*            65020R109                              04/22/04                     50,000
                  1       Approve Deloitte & Touche LLP as Auditors   For         For                         Mgmt
                          and Authorize Board to Fix Remuneration
                          of Auditors
                  2       Elect A. P. Cadotte, R. M. MacDonald, R.    For         For                         Mgmt
                          Vance Milligan, F. Pardo, R. H. Pinder,
                          C. H. Riddell, R. L. Sifton and B. D.
                          Stewart as Trustees


04/29/04 - A      NORANDA INCOME FUND                    655432102                              03/19/04                    150,000
                  1       Approve Auditors of the Fund and            For         For                         Mgmt
                     Authorize Board to Fix Remuneration of
                          Auditors
                             Ernst & Young LLP have been the Fund's auditors
                             since its inception in 2002. The circular does not
                             provide the audit or non-audit fees paid to the
                             auditor over the most recent fiscal year.
                  2       Elect Don Wells, James Bacon, Lisa de       For         For                         Mgmt
                     Wilde, Bob Sippel, Roger Garon, George
                         Jones, Aaron Regent as Trustees
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. There are no insiders on the Audit or
                             Compensation Committee.
                  3       Approve Auditors of the Operating Trust     For         For                         Mgmt
                          and Authorize Board to Fix Remuneration
                          of Auditors
                             Ernst & Young LLP have been the Operating Trust's
                             auditors since its inception in 2002. The circular
                             does not provide the audit or non-audit fees paid
                             to the auditor over the most recent fiscal year.


06/04/04 - A/S    Northern Orion Resources Inc *NNO.*    665575106                              04/22/04                  2,194,700
                  1       Fix Number of Directors at Five             For         For                         Mgmt
                  2       Elect Director David Cohen                  For         For                         Mgmt
                  3       Elect Director Robert Cross                 For         For                         Mgmt
                  4       Elect Director John K. Burns                For         For                         Mgmt
                  5       Elect Director Robert Gayton                For         For                         Mgmt
                  6       Elect Director Michael Beckett              For         For                         Mgmt
                  7       Appoint Deloitte & Touche LLP as Auditors   For         For                         Mgmt
                  8       Authorize Board to Fix Remuneration of      For         For                         Mgmt
                          the Auditors
                  9       Amend Stock Option Plan Re: Increase        For         Against                     Mgmt
                          number of Shares Reserved
                             Vote Recommendation The total cost of the company's
                             plans of 4.94 percent is within the allowable cap
                             for this company of 6.66 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors have the ability to participate in
                             options on a discretionary basis. Directors who are
                             able to grant themselves options without limit
                             could find their independence compromised.
                  10      Amend Stock Option Plan Re: Change to       For         Against                     Mgmt
                          Rolling Plan
                             Fairvest generally prefers option plans that
                             reserve a fixed number of options rather than
                             rolling option plans where the number of shares
                             reserved under option could fluctuate drastically
                             depending on the number of shares outstanding.
                             Given that we have recommended a vote against the
                             proposed amended stock option plan in item # 9
                             above due to certain negative aspects of the plan,
                             we do not recommend a vote in favour of this
                             resolution.
                  11      Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Given the potential for excessive dilution, we do
                             not recommend shareholders approve this resolution.
                  12      Amend Notice of Articles                    For         Against                     Mgmt
                             Although  unlimited   authorized  capital  is  permitted
                             under  the BCA,  the act by  which  the  company  is now
                             governed,  Fairvest  prefers  to  see  companies  with a
                             fixed maximum  limit on authorized  capital which can be
                             increased   when  needed.   As  such,   we  oppose  this
                             amendment and  recommend a vote against this  resolution
                             for this reason.
                  13      Other Business                              For         Against                     Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


05/18/04 - A      Northland Power Income Fund *NPI.U*    666910104                              04/05/04                    120,000
                  1       To Direct Computershare Trust Company of    For         For                         Mgmt
                     Canada to Vote Trust Units to Elect A.
                     Warren Moysey, F. David Rounthwaite and
                           John N. Turner as Trustees.
                  2       Direct Trust Units to be Voted for the      For         For                         Mgmt
                      Reappointment of Ernst & Young LLP as
                          Auditors of Commercial Trust, the Fund's
                          Subsidiary.
                  3       Ratify Ernst & Young as Auditors for the    For         For                         Mgmt
                          Fund


04/30/04 - A      Occidental Petroleum Corp. *OXY*       674599105                              03/03/04                     25,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Amend Non-Employee Director Restricted      For         For                         Mgmt
                          Stock Plan
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 4.89 percent is within the allowable cap
                             for this company of 7.12 percent.
                  4       Prohibit Awards to Executives               Against     Against                     ShrHoldr


05/13/04 - A      PARAMOUNT ENERGY TR *PMT.U*            699219101                              04/01/04                    200,000
                  1       To Re-appoint Computershare Trust Company   For         For                         Mgmt
                          of Canada as Trustee of Paramount Energy
                          Trust
                  2       To Instruct Computershare Trust Company     For         For                         Mgmt
                          of Canada to Fix number of Directors at
                          Six.
                  3       To Instruct Computershare Trust Company     For         Withhold                    Mgmt
                          of Canada to Elect as Directors Clayton
                          H. Riddell, Susan L. Riddell Rose, Karen
                          A. Genoway, Donald J. Nelson, John W.
                          Peltier and Howard R. Ward.
                             Although these are routine appointments,
                             unitholders may wish to express differing views as
                             to the suitability of the director nominees. For
                             this reason, Fairvest takes the view that
                             unitholders should have the ability to cast ballots
                             with respect to individuals rather than the entire
                             slate. If this is possible, they will not be forced
                             to withhold votes for the board as a whole as their
                             only method of registering a negative view of an
                             individual or individuals. We recommend withholding
                             votes from the entire slate because Mr. Clayton
                             Riddell is an insider on the Compensation
                             Committee.
                  4       Ratify KPMG LLP as Auditors                 For         For                         Mgmt


06/29/04 - A      PATTERSON-UTI ENERGY INC. *PTEN*       703481101                              05/28/04                     20,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Increase Authorized Common Stock            For         For                         Mgmt
                             The requested increase of 100,000,000 shares is
                             below the allowable threshold of 160,000,000
                             shares.
                  3       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             Given that the  company  will be  entitled to a business
                             expense  deduction  due to the  favorable  tax treatment
                             attributable to Section 162(m),  we believe the proposed
                             amendment warrants shareholder approval.
                  4       Amend Omnibus Stock Plan                    For         For                         Mgmt
                             Given that the  company  will be  entitled to a business
                             expense  deduction  due to the  favorable  tax treatment
                             attributable to Section 162(m),  we believe the proposed
                             amendment warrants shareholder approval.
                  5       Ratify Auditors                             For         For                         Mgmt


04/28/04 - A/S    Peak Energy Services Ltd. *PES.U*      704909100                              03/24/04                    500,000
                  1       Fixing the Size of the Board of Directors   For         For                         Mgmt
                          of Peak at Five
                             This is a routine item.
                  2       Elect Christopher E. Haslam, Frederick A.   For         For                         Mgmt
                          Moore, William A. Gallacher, Lloyd Swift
                       and Richard A. Grafton as Directors
                             Although these are routine appointments given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The Five member board comprise of one
                             insider, the President and CEO of the company Mr.
                             Haslam and four independent outside directors. All
                             members of the audit and compensation committees
                             are independent and we thus support this slate.
                  3       Ratify KPMG LLP as Auditors                 For         For                         Mgmt
                             KPMG have been the company's  auditors  since 1996.  The
                             company's  materials  indicate  that  according  to  the
                             auditor,  the financial  statements  present fairly,  in
                             all material  respects,  the  financial  position of the
                             company as at December 31, 2003 and 2002.
                  4       Approve Arrangement for Trust Conversion    For         For                         Mgmt
                             Shareholders   are   asked  to   approve   the   special
                             resolution   for  an   Arrangement   providing  for  the
                             conversion of the company to an Energy  services  trust.
                             Shareholders   who  are  non   tax-exempt  and  Canadian
                             Resident  will have a choice  between  i) one trust unit
                             of Peak Energy  Services Trust for every two shares held
                             or  ii)  one  exchangeable  share,  exchangeable  to one
                             Trust  unit  with  an   adjustment   for  monthly   cash
                             distributions.    Non-resident,   tax-exempt   and   U.S
                             shareholders  will  only  have the  option  to  accept a
                             trust  unit for every two  shares  held.  A total of 3.4
                             million  exchangeable shares are issuable.  In the event
                             that  shareholders  elect  to  receive  more  than  this
                             maximum  number of shares in  aggregate,  they will then
                             be prorated and the balance made up of trust units.  All
                             unconverted  exchangeable  shares will be  automatically
                             converted  to  units  on the  fifth  anniversary  of the
                             Arrangement.  Monthly  distributions  made by the  trust
                             will  increase  the  exchange  ratio  in  favour  of the
                             holders.  Option  holders of the  company  could  either
                             exercise vested options and subsequently  convert into a
                             unit or accept a cash  payment  for the  exercise  price
                             differential.   Rights  of  dissent  are   available  to
                             shareholders.  In order to restructure  the company into
                             a  trust  the  following   transactions  will  be  made;
                             AcquisitionCo  will take up the  shares  of the  company
                             and in exchange will issue trust notes to  shareholders,
                             which will be  converted  to units when the  Arrangement
                             comes  into  effect.  The Trust will then  transfer  the
                             notes to Peak  Commercial  Trust (PCT) in  exchange  for
                             PCT notes and units.  AcquisitionCo and the company will
                             be  combined to form  AmalgamationCo.  PCT will hold all
                             outstanding shares of AmalgamationCo.  AmalgamationCo in
                             turn  will  hold  all  assets  of  company  through  its
                             holding in the  partnership.  At the  conclusion  of the
                             Arrangement,  shareholders will own all the units to the
                             Trust,  which in turn will  hold the  stock of PCT.  PCT
                             holds  all  outstanding  shares of  AmalgamationCo.  The
                             option  to  convert  to a Trust has been  among  several
                             other  alternatives  considered with a view to enhancing
                             shareholder  value.  The board recommends the conversion
                             on  the  basis   that  the   operating   nature  of  the
                             organization  would remain  unchanged while yielding tax
                             advantages.  Furthermore shareholders who are tax-exempt
                             or are in tax  deferral  plans  would  retain  the  full
                             distributions made by the company.  The board also feels
                             that the  structure  would  better  facilitate  business
                             acquisitions  and expansions as well as enhance external
                             liquidity.  The board retained Orion Securities to carry
                             out  the  fairness   opinion.   The   fairness   opinion
                             concludes that the  Arrangement is fair from a financial
                             view  point to the  shareholders.  We also note that the
                             stock rose strong  24.2  percent  immediately  following
                             the  announcement  of the Arrangement and currently sits
                             at a  35.2  percent  premium.  We  support  the  special
                             resolution  on  the  basis  that   structure   will  add
                             considerable  value to shareholders  particularly due to
                             the  high  effective  taxation  rates  incurred  by  the
                             company  in  recent  years.  We  however  add  that  the
                             shareholders  obligations  will no longer be  limited to
                             the  investment  in the company due to the legal  nature
                             of the trust structure.
                  5       Approve a Trust Unit Rights Incentive Plan  For         Against                     Mgmt
                             Following the  conversion to an energy  services  trust,
                             management  proposes  the  adoption  of  a  unit  rights
                             incentive  plan.  Given that the  existing  option  plan
                             will be cancelled  with all  unexercised  options  being
                             offered its exercise  price  differential,  the proposed
                             unit  rights  plan will  effectively  take its place.  A
                             maximum of 997,117  units will be reserved for the Plan,
                             representing  5.1 percent of the units and  exchangeable
                             shares  following the  Arrangement.  The exercise period
                             is set at five years,  while vesting will be decided for
                             each grant.  All directors,  officers,  consultants  and
                             employees  are  eligible  for this  plan.  The  exercise
                             price will be set by  adjusting  (reducing)  the trading
                             price  preceding  the grant  date by,  the excess of the
                             net   income  of  the  trust  over  10  percent  of  the
                             unitholders   equity  for  each  year,  divided  by  the
                             weighted  average  number  of  units.  While  the  units
                             reserved  under  the  plan  is  well  under   fairvest's
                             benchmark of 10 percent we oppose the  resolution  as it
                             appears that non-employee  directors participate in unit
                             rights  on a  discretionary  basis.  This is a  practice
                             which gives rise to the  possibility of  self-dealing by
                             directors  in unit  rights.  Directors  who are  able to
                             grant themselves  options without limit could find their
                             independence compromised.


05/18/04 - A      Petrochina Co. Ltd.                    71646E100                              04/05/04                     40,000
                          Meeting for Holders of ADRs
                  1       TO APPROVE THE REPORT OF THE BOARD OF       For         For                         Mgmt
                      DIRECTORS OF THE COMPANY FOR THE YEAR
                          2003.
                  2       TO APPROVE THE REPORT OF THE SUPERVISORY    For         For                         Mgmt
                      COMMITTEE OF THE COMPANY FOR THE YEAR
                          2003.
                  3       TO APPROVE THE AUDITED FINANCIAL            For         For                         Mgmt
                     STATEMENTS OF THE COMPANY FOR THE YEAR
                          2003.
                  4       TO APPROVE THE DECLARATION AND PAYMENT OF   For         For                         Mgmt
                       A FINAL DIVIDEND FOR THE YEAR ENDED
                     DECEMBER 31, 2003 IN THE AMOUNT AND IN
                     THE MANNER RECOMMENDED BY THE BOARD OF
                          DIRECTORS.
                  5       TO APPROVE THE AUTHORISATION OF THE BOARD   For         For                         Mgmt
                          OF DIRECTORS TO DETERMINE THE
                   DISTRIBUTION OF INTERIM DIVIDEND FOR 2004.
                  6       RATIFY AUDITORS                             For         For                         Mgmt
                  7       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                         Mgmt
                          THE RE-ELECTION OF MR. CHEN GENG AS A
                          DIRECTOR OF THE COMPANY.
                  8       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                         Mgmt
                          THE ELECTION OF MR. ZHOU JIPING AS A
                          DIRECTOR OF THE COMPANY.
                  9       TO APPROVE THE PROPOSAL IN RELATION TO      For         For                         Mgmt
                          THE ELECTION OF MR. DUAN WENDE AS A
                          DIRECTOR OF THE COMPANY.
                  10      TO APPROVE THE PROPOSAL IN RELATION TO      For         For                         Mgmt
                          THE ELECTION OF MR. SUN XIANFENG AS A
                          SUPERVISOR OF THE COMPANY.
                  11      TO APPROVE THE PROPOSAL IN RELATION TO      For         For                         Mgmt
                          THE ELECTION OF MR. XU FENGLI AS A
                          SUPERVISOR OF THE COMPANY.
                  12      TO ALLOT AND DEAL WITH ADDITIONAL           For         Against                     Mgmt
                          DOMESTIC SHARES.
                             ISS recommends voting against the issuance of
                             shares without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, which are permissible under
                             current law.


04/14/04 - A/S    Petrofund Energy Trust (Formerly NCE   71648W108                              02/27/04                     90,000
                  PETROFUND)
                      Meeting For Trust Unitholders and PC
                          Exchangeable Shareholders
                  1       Elect James Allard, Sandra Cowan, John      For         For                         Mgmt
                          Driscoll, Jeffery Errico, Wayne Newhouse,
                          Frank Potter, Peter Thomson as Directors
                          of Petrofund Corp.
                  2       Ratify Auditors of the Trust                For         For                         Mgmt
                  3       Approve Restricted Unit Plan                For         For                         Mgmt
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans. Vote Recommendation The total cost of
                             the Restricted Unit Plan of 1.33 percent is within
                             the allowable cap for this company of 4.39 percent.
                             The plan includes an acceptable limit on the
                             participation of non-employee directors negating
                             Fairvest's concerns of self-dealing and compromised
                             director independence.
                  4       Approve Long Term Incentive Plan            For         For                         Mgmt
                             Multiple  Plan Notes:  The  combined  shareholder  value
                             transfer for all equity  compensation  plans  considered
                             is  2.53  percent.   The  aggregate  value  of  all  the
                             proposals  does  not  exceed  the  company's   allowable
                             shareholder   value   transfer  cap  of  4.39   percent.
                             Fairvest   supports   those  plans  that   provide,   in
                             aggregate,   the  greatest  shareholder  value  transfer
                             without  exceeding  the  allowable  cap and  that do not
                             violate     repricing      guidelines.              Vote
                             Recommendation        The  total  cost of the Long  Term
                             Incentive  Plan of 1.12 percent is within the  allowable
                             cap for this company of 4.39 percent.
                  5       Amend the Trust Indenture and the Royalty   For         For                         Mgmt
                          Agreement


05/13/04 - A      Pioneer Natural Resources Co. *PXD*    723787107                              03/17/04                     70,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/05/04 - A/S    Placer Dome Inc. *PDG.*                725906101                              03/19/04                     80,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Ernst & Young LLP as Auditors        For         For                         Mgmt
                  3       Adopt or Amend Shareholder Rights Plan      For         For                         Mgmt
                          (Poison Pill)


05/11/04 - A/S    Precision Drilling Corporation *PD.*   74022D100                              03/22/04                     20,000
                  1       Elect W.C. Dunn, Robert J.S. Gibson,        For         For                         Mgmt
                          Murray K. Mullen, Patrick M. Murray, Fred
                          W. Pheasey, Robert L. Phillips, Hank B. Swartout,
                          H.Garth Wiggins as Directors
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve 2004 Stock Option Plan              For         Against                     Mgmt
                             Vote Recommendation We commend the company for
                             expressly forbidding the repricing of stock options
                             under the plan and limiting director participation
                             in the plan. However, the total cost of the
                             company's plans of 3.54 percent is above the
                             allowable cap for this company of 3.51 percent.


05/13/04 - A/S    Progress Energy Ltd.                   742981103                              04/08/04                    107,500
                  1       Fix Number of Directors at Six              For         For                         Mgmt
                  2       Elect John M. Stewart, David D. Johnson,    For         For                         Mgmt
                          John A. Brussa, Frederick C. Coles, Gary
                          E. Perron and Terrance D. Svarich as Directors
                  3       Approve KPMG LLP as Auditors and            For         For                         Mgmt
                     Authorize Board to Fix Remuneration of
                          Auditors
                  4       Amend Stock Option Plan to Increase         For         Against                     Mgmt
                          Shares Reserved Thereunder
                             Vote Recommendation The total cost of the company's
                             plans of 5.34 percent is within the allowable cap
                             for this company of 5.72 percent. We cannot
                             recommend that shareholders support this proposal,
                             however, because the existing limit for
                             non-executive stock option grants and the proposed
                             limit are both objectionable to us. This is
                             particularly true of the proposed new cap of
                             250,000 shares underlying options each year for
                             non-employee directors as a group. Over a ten year
                             period, grants of this size would be equal to over
                             seven percent of the shares currently outstanding,
                             and this figure does not include the options
                             currently held by non-employee directors. Large
                             option grants to directors is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options except on a very limited
                             basis could find their independence compromised.
                  5       Amend Stock Option Plan to Convert to       For         Against                     Mgmt
                          Rolling Plan
                             Vote Recommendation The total cost of the company's
                             plan if it is converted to a ten percent rolling
                             plan is 6.15 percent which is above the allowable
                             cap for this company of 5.72 percent. An amendment
                             to the non-employee director cap is not set out in
                             this agenda item. We note that the current limit of
                             shares underlying option grants to non-employee
                             directors is two percent of outstanding shares.
                             Fairvest took exception to this limit in 2002 when
                             the company sought an increase to shares reserved
                             under its plan. We continue to prefer a limit on
                             director options of a maximum equal to one percent
                             of outstanding shares for companies such as
                             Progress Energy Ltd.


06/28/04 - A/S    Progress Energy Ltd.                   742981103                              05/28/04                    107,500
                  1       Approve Plan of Arrangement with Cequel     For         For                         Mgmt
                          Energy
                  2       Approve Stock Option Plan for Cyries        For         For                         Mgmt
                          Energy
                  3       Approve Stock Option Plan for ProEx Energy  For         For                         Mgmt
                  4       Approve a Performance Unit Incentive Plan   For         For                         Mgmt
                          for Progress Energy Trust
                  5       Approve Issuance of Trust Units of Trust    For         For                         Mgmt
                          in Private Placement
                  6       Approve Issuance of Shares of Cyries,       For         For                         Mgmt
                       Warrants and Performance Shares in
                          Private Placements
                  7       Approve Issuance of Shares of ProEx,        For         For                         Mgmt
                       Warrants and Performance Shares in
                          Private Placements
                  8       Amend Stock Option Plan                     For         For                         Mgmt
                  9       Fix Number of Directors at Six and Elect    For         For                         Mgmt
                          John M. Stewart, David D. Johnson, John
                          A. Brussa, Fredric C. Coles, Gary E.
                        Perron and Terrance D. Svarich as
                          Directors
                  10      Ratify KPMG LLP as Auditors                 For         For                         Mgmt


04/26/04 - A      Randgold Resources Ltd.                752344309                              04/12/04                     40,000
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION - ADOPTION OF THE       For         For                         Mgmt
                          DIRECTORS REPORT AND ACCOUNTS
                  2       ORDINARY RESOLUTION - ADOPTION OF THE       For         Against                     Mgmt
                      REPORT OF THE REMUNERATION COMMITTEE
                             Notice periods that exceed two years are now out of
                             line with market practice. Because this company has
                             now had ample time to comply with this
                             recommendation or at least to shorten notice
                             periods to two years, and the company still has
                             not, we recommend that shareholders oppose this
                             item.
                  3       ORDINARY RESOLUTION - RE-ELECTION OF        For         For                         Mgmt
                          DIRECTOR: R I ISRAEL (CHAIRMAN OF
                          REMUNERATION COMMITTEE)
                  4       ORDINARY RESOLUTION - RE-ELECTION OF        For         For                         Mgmt
                          DIRECTOR: P LIETARD (MEMBER OF AUDIT AND
                          REMUNERATION COMMITTEES)
                  5       RATIFY AUDITORS                             For         For                         Mgmt
                  6       ORDINARY RESOLUTION - APPROVE THE FEES      For         For                         Mgmt
                          PAYABLE TO THE DIRECTORS
                  7       SPECIAL RESOLUTION - AUTHORISE THE SUB      For         For                         Mgmt
                          DIVISION OF THE COMPANY S SHARE CAPITAL
                  8       SPECIAL RESOLUTION - AUTHORISE THE          For         For                         Mgmt
                      CANCELLATION OF US$100 MILLION SHARE
                          PREMIUM
                  9       SPECIAL RESOLUTION - AUTHORISE THE          For         For                         Mgmt
                          PURCHASE OF SHARES FOR CASH
                  10      SPECIAL RESOLUTION - AUTHORISE NEW          For         Against                     Mgmt
                       ARTICLES OF ASSOCIATION RELATING TO
                    DISCLOSURE BY HOLDERS OF COMPANY S SHARES
                             We disapprove of disenfranchising shareholders down
                             to the ridiculously low threshold of 0.25 percent
                             of a class. The legal disclosure threshold of 3
                             percent is perfectly adequate.
                  11      SPECIAL RESOLUTION - AMEND THE ARTICLES     For         For                         Mgmt
                          OF ASSOCIATION TO FACILITATE ELECTRONIC
                         COMMUNICATION WITH SHAREHOLDERS


04/07/04 - A      Rio Tinto Plc (Formerly Rtz Corp.      767204100                              03/01/04                     15,000
                  Plc)
                          Meeting for Holders of ADRs
                  1       AUTHORITY TO ALLOT RELEVANT SECURITIES      For         For                         Mgmt
                          UNDER SECTION 80 OF THE COMPANIES ACT 1955
                  2       AUTHORITY TO ALLOT EQUITY SECURITIES FOR    For         For                         Mgmt
                     CASH UNDER SECTION 89 OF THE COMPANIES
                          ACT 1955
                  3       AUTHORITY TO PURCHASE RIO TINTO PLC         For         For                         Mgmt
                          SHARES BY THE COMPANY OR RIO TINTO LIMITED
                  4       APPROVAL OF THE MINING COMPANIES            For         For                         Mgmt
                          COMPARATIVE PLAN 2004 AND THE RIO TINTO
                          SHARE OPTION PLAN 2004
                  5       ELECTION OF SIR JOHN KERR AS A DIRECTOR     For         For                         Mgmt
                  6       RE-ELECTION OF MR LEIGH CLIFFORD AS A       For         For                         Mgmt
                          DIRECTOR
                  7       RE-ELECTION OF MR GUY ELLIOTT AS A          For         For                         Mgmt
                          DIRECTOR
                  8       RE-ELECTION OF SIR RICHARD SYKES AS A       For         For                         Mgmt
                          DIRECTOR (MEMBER OF THE REMUNERATIONS
                          COMMITTEE)
                  9       RE-ELECTION OF RICHARD GIORDANO AS A        For         For                         Mgmt
                          DIRECTOR (MEMBER OF THE AUDIT,
                          NOMINATIONS, SOCIAL/ENVIRONMENTAL
                          ACCOUNT. COMMITTEES)
                  10      Ratify Auditors                             For         For                         Mgmt
                  11      APPROVAL OF REMUNERATION REPORT             For         For                         Mgmt
                  12      RECEIVE ANNUAL REPORT AND FINANCIAL         For         For                         Mgmt
                          STATEMENTS FOR THE YEAR ENDED 31 DECEMBER
                          2003


04/14/04 - A      Schlumberger Ltd. *SLB*                806857108                              02/25/04                     20,000
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  2       ADOPTION AND APPROVAL OF FINANCIALS AND     For         For                         Mgmt
                          DIVIDENDS
                  3       APPROVAL OF ADOPTION OF THE 2004 STOCK      For         For                         Mgmt
                       AND DEFERRAL PLAN FOR NON-EMPLOYEE
                          DIRECTORS
                  4       APPROVAL OF AUDITORS                        For         For                         Mgmt


05/04/04 - A      Sempra Energy *SRE*                    816851109                              03/09/04                     40,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Stephen L. Baum --- For
                  1.2     Elect Director Wilford D. Godbold, Jr.
                          --- For
                  1.3     Elect Director Richard G. Newman --- For
                  2       Approve Omnibus Stock Plan                  For         For                         Mgmt
                                                                                 V.
                             Vote Recommendation We commend the company for
                             expressly forbidding the repricing of stock options
                             under the plan. Although, the total cost of the
                             company's plans of 11.15 percent is above the
                             allowable cap for this company of 6.76 percent, the
                             proposal is designed to bring the plan into
                             compliance with Section 162 (m) of the Internal
                             Revenue in order to preserve the tax deductibility
                             and provides for the issuance of awards with
                             performance-based criteria. Additionally, the plan
                             forbids repricing. We believe these are positive
                             amendments, therefore, we believe that this
                             proposal warrants shareholder support.
                  3       Ratify Auditors                             For         For                         Mgmt
                  4       Declassify the Board of Directors           Against     For                         ShrHoldr
                  5       Submit Shareholder Rights Plan (Poison      Against     For                         ShrHoldr
                          Pill) to Shareholder Vote
                             In this case, the company's rights plan was not
                             approved by shareholders nor does it embody the
                             above features that ISS recommends. We therefore
                             agree with the proponent that the current pill
                             should be redeemed and any new pill be put to a
                             shareholder vote.
                  6       Prohibit Auditor from Providing Non-Audit   Against     Against                     ShrHoldr
                          Services
                             In the case of Sempra Energy, the tax and other
                             fees is represents only 17.62 percent of the total
                             fees paid to the auditor for 2003. In view of the
                             reasonable level of non-audit fees for 2003 and the
                             Audit Committee procedures for mitigating potential
                             conflicts of interest, we do not believe support of
                             this proposal is warranted at this time.
                  7       Separate Chairman and CEO Positions         Against     For                         ShrHoldr
                             Although   Sempra   Energy   has  a  greater   than  2/3
                             independent outsiders on its board,  all-independent key
                             committees,  and established governance guidelines,  the
                             company has not  designated  a  lead/presiding  director
                             with duties  that meet all of our minimum  requirements.
                             The independent  directors meet in executive  session at
                             the  conclusion  of  each  regularly   scheduled   board
                             meeting   and  the  chair  of   Compensation   Committee
                             presides  over  these  sessions.   However,  it  is  not
                             clearly  stated,  in the company's  proxy  statement nor
                             its website,  that such presiding  director  presides at
                             all  meetings of the board at which the  chairman is not
                             present;  serves as liaison between the chairman and the
                             independent directors;  approves information sent to the
                             board;  approves meetings schedules to assure that there
                             is sufficient  time for  discussion of all agenda items;
                             or  has  the   authority   to  call   meetings   of  the
                             independent  directors.  Absent an offsetting governance
                             structure,  we  believe  that a  company  of  this  size
                             should be able to find two qualified  people  willing to
                             serve in the separate positions of chairman and CEO.


04/30/04 - A/S    Shawcor Ltd. *SCL.A*                   820904209                              03/15/04                     80,000
                          Agenda for Holders of Class A and Class B
                          Shares
                  1       Elect Anthony Griffiths, Geoffrey Hyland,   For         For                         Mgmt
                       Murray Mullen, John Murphy, Robert
                      Ritchie, Paul Robinson, Leslie Shaw,
                          Virginia Shaw, William Sheridan, Zoltan
                       Simo and Donald Vaughn as Directors
                  2       Appoint Ernst & Young LLP as Auditors and   For         For                         Mgmt
                     Authorize Board to Fix Remuneration of
                          Auditors
                  3       Amend Articles Re: Designated Securities    None        Against                     Mgmt
                             The Principal  Shareholders control  approximately 84.95
                             percent   of  the   Class  B  shares   outstanding   and
                             approximately  58.9  percent  of the  total  shareholder
                             votes  available.  As such, this amendment will entrench
                             the Principal Shareholders'  controlling share ownership
                             position  without   requiring  them  to  increase  their
                             equity  holdings in the company.  Fairvest  supports the
                             policy of one share,  one vote.  We do not believe  that
                             any  shareholder  objectives  (other  than  those of the
                             Principal  Shareholders)  will be furthered  through the
                             adoption  of this  resolution.  As  such,  we  recommend
                             shareholders vote against this item.


04/20/04 - A      Smith International, Inc. *SII*        832110100                              02/27/04                     30,000
                  1       Elect Directors                             For         Split                       Mgmt
                  1.1     Elect Director James R. Gibbs --- For
                             We recommend a vote FOR the directors with the
                             exception of Jerry W. Neely. We recommend that
                             shareholders WITHHOLD votes from Jerry W. Neely for
                             standing as an affiliated outsider on the Audit and
                             on the Compensation committees.
                  1.2     Elect Director Jerry W. Neely --- Withhold
                  2       Ratify Auditors                             For         For                         Mgmt


06/11/04 - A/S    South Atlantic Ventures Ltd.           83636R108                              05/07/04                     10,000
                  1       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             Deloitte & Touche LLP are the company's current
                             auditors. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  2       Elect Lukas H. Lundin as Director           For         For                         Mgmt
                             The  board  is  majority   independent.   There  are  no
                        insiders on the Audit Committee.
                  3       Elect Edward F. Posey as Director           For         For                         Mgmt
                  4       Elect William A. Rand as Director           For         For                         Mgmt
                  5       Elect Brian D. Edgar as Director            For         For                         Mgmt
                  6       Elect Pierre Besuchet as Director           For         For                         Mgmt
                  7       Elect John H. Craig as Director             For         For                         Mgmt
                  8       Change Company Name to Lundin Mining        For         For                         Mgmt
                          Corporation
                             Shareholders are being asked to approve a change in
                             the corporation's name to Lundin Mining
                             Corporation. The circular states that the name
                             change is in view of the corporation's focus in
                             Scandinavia and reflects the board's commitment to
                             the success of the corporation in light of the
                             proposed acquisition of the Zinkgruvan mine located
                             in Southern Sweden. Fairvest des not oppose this
                             resolution.
                  9       Ratify granting of Stock Options to         For         Against                     Mgmt
                          insiders
                             Disinterested shareholder approval is being sought
                             to approve the granting of an aggregate of 160,000
                             options to insiders on December 5, 2003. The total
                             cost of the grants is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's grants of 5.16 percent is within the
                             allowable cap for this company of 6.74 percent. We
                             oppose the grants, however, because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. This is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 6.85 percent on
                             a fully-diluted basis.


06/11/04 - A/S    South Atlantic Ventures Ltd.           83636R108                              05/07/04                    175,000
                  1       Appoint Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                             Deloitte & Touche LLP are the company's current
                             auditors. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  2       Elect Lukas H. Lundin as Director           For         For                         Mgmt
                             The  board  is  majority   independent.   There  are  no
                        insiders on the Audit Committee.
                  3       Elect Edward F. Posey as Director           For         For                         Mgmt
                  4       Elect William A. Rand as Director           For         For                         Mgmt
                  5       Elect Brian D. Edgar as Director            For         For                         Mgmt
                  6       Elect Pierre Besuchet as Director           For         For                         Mgmt
                  7       Elect John H. Craig as Director             For         For                         Mgmt
                  8       Change Company Name to Lundin Mining        For         For                         Mgmt
                          Corporation
                             Shareholders are being asked to approve a change in
                             the corporation's name to Lundin Mining
                             Corporation. The circular states that the name
                             change is in view of the corporation's focus in
                             Scandinavia and reflects the board's commitment to
                             the success of the corporation in light of the
                             proposed acquisition of the Zinkgruvan mine located
                             in Southern Sweden. Fairvest des not oppose this
                             resolution.
                  9       Ratify granting of Stock Options to         For         Against                     Mgmt
                          insiders
                             Disinterested shareholder approval is being sought
                             to approve the granting of an aggregate of 160,000
                             options to insiders on December 5, 2003. The total
                             cost of the grants is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's grants of 5.16 percent is within the
                             allowable cap for this company of 6.74 percent. We
                             oppose the grants, however, because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. This is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 6.85 percent on
                             a fully-diluted basis.


06/17/04 - A/S    SPUR VENTURES INC                      85216L104                              05/03/04                    500,000
                  1       Ratify PricewaterhouseCoopers LLP as        For         For                         Mgmt
                          Auditors
                             PricewaterhouseCoopers   LLP  have  been  the  company's
                             auditors since 1993.
                  2       Authorize Board to Fix Remuneration of      For         For                         Mgmt
                          the Auditors
                             The circular does not provide the audit or
                             non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  3       Fix Number of Directors                     For         For                         Mgmt
                  4       Elect Directors                             For         Split                       Mgmt
                  4.1     Elect Director Steven G. Dean --- For
                             The board is a majority independent.
                  4.2     Elect Director Robert G. Atkinson ---
                          Withhold
                             We recommend withholding votes from Robert Atkinson
                             because he is an insider on the Audit Committee.
                  4.3     Elect Director Yingbin Ian He --- For
                  4.4     Elect Director W. David Black --- For
                  4.5     Elect Director David Cohen --- For
                  4.6     Elect Director Gordon D. Ewart --- For
                  4.7     Elect Director Ruston Goepel --- For
                  4.8     Elect Director Dongdong Huang --- For
                  5       Approve Stock Option Plan Grants            For         Against                     Mgmt
                             This resolution  would allow the board to grant options,
                             outside of a formal  option  plan,  which may  represent
                             more than ten percent of outstanding  shares to insiders
                             of the company and to reprice  existing  options without
                             further  shareholder  approval.  Given  the  lack of set
                             terms on such  options,  we are  unable  to  assess  any
                             objective cost to this  proposal.  As  shareholders  are
                             being given no  information  relating  to the  potential
                             effects of options to be granted and or repriced,  we do
                             not recommend shareholders approve this resolution.
                  6       Amend Stock Option Plan                     For         Against                     Mgmt
                             This proposal  seeks  shareholder  approval to amend the
                             Stock  Option  Plan  to  reserve  1,110,035   additional
                             shares.   The  total  cost  of  the  company's  plan  is
                             compared  to  an  allowable  cap  using  a  compensation
                             model. The allowable caps are industry-specific,  market
                             cap-based,  and  pegged to the  average  amount  paid by
                             companies  performing  in the top quartile of their peer
                             groupings.   Industry  classifications  are  established
                             using  standard   industry  code  (SIC)  groups.   Using
                             historic  data  tracked  by  Fairvest  of the  value  of
                             authorized  shares for issue at each  company  ranked in
                             the top quartile of its industry,  a benchmark pay level
                             is established for each industry.  The total cost of the
                             company's  plans of 12.10 percent is above the allowable
                             cap for this  company  of 7.39  percent.  We oppose  the
                             amendment  to  increase  shares  reserved  for  options,
                             however,  because  it  would  appear  that  non-employee
                             directors  participate  in  options  on a  discretionary
                             basis.  This  is a  practice  which  gives  rise  to the
                             possibility  of  self-dealing  by  directors in options.
                             Directors  who are  able  to  grant  themselves  options
                             without    limit    could   find   their    independence
                             compromised.  Shareholders  should  note  that this plan
                             could  allow  options  to be granted  with a  discounted
                             exercise  price  if  permitted  for by the  TSX  Venture
                             Exchange.  The amended plan represents dilution of 14.75
                             percent on a fully-diluted basis.
                  7       Amend Notice of Articles Re: Pre-Existing   For         For                         Mgmt
                          Company Provisions
                             The new British Columbia Business Corporations Act
                             effectively adds certain provisions, called
                             'pre-existing company provisions' to every
                             company's Notice of Articles until such time as the
                             shareholders of the company remove them by way of a
                             special resolution. For the most part, the
                             Corporation is exempt from the Provisions due to
                             either: a) having articles which, prior to the
                             enactment of the new Act, exempt the Corporation
                             from such requirements; or b) being a public
                             company. Deleting the Provisions will permit a
                             66.67% majority rather than a 75% majority be
                             required to effect certain corporate changes,
                             including certain amalgamations or the continuance
                             of the Corporation out of British Columbia.
                             Management believes that this resolution will
                             provide the Corporation with greater flexibility
                             for future corporate activities.
                  8       Approve Unlimited Capital Authorization     For         Against                     Mgmt
                             The updated British Columbia  Business  Corporations Act
                             now allows  companies  to have an  unlimited  authorized
                             capital,  similar to other Canadian  jurisdictions.  The
                             company  currently has 100 million  common and preferred
                             shares  authorized  and  just  over  28  million  common
                             shares  outstanding.  Given the Fairvest  prefers to see
                             companies  with a  fixed  maximum  limit  on  authorized
                             capital,  with at least  30  percent  of the  authorized
                             stock  be  issued  and   outstanding.   Limited  capital
                             structures  protect against  excessive  dilution and can
                             be increased  when needed.  As such we do not  recommend
                             shareholders approve this resolution.
                  9       Adopt New Articles                          For         For                         Mgmt
                             In conjunction  with the new British  Columbia  Business
                             Corporations  Act the  company is  proposing  to adopt a
                             new set of  Articles  to to  provide  the  company  with
                             greater  flexibility  for future  corporate  activities.
                             The New  Articles  are  intended to bring the  company's
                             governing  rules into  alignment  with the new  Business
                             Corporations  Act and provide  the  company  with a more
                             effective  governance  structure.  We do not oppose this
                             resolution at this time given the  mandatory  transition
                             rollover  required  under the new Business  Corporations
                             Act.
                  10      Other Business                              For         Against                     Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


05/27/04 - A/S    STARPOINT ENERGY LTD *SPN.*            855568101                              04/19/04                    400,000
                  1       Fix Number of Directors                     For         For                         Mgmt
                  2       Elect Paul Colborne, Jim Bertram, Fred      For         For                         Mgmt
                          Coles, Kenney Cugnet, Ian Dundas, Robert
                          G. Peters, James M. Pasieka as Directors
                  3       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  4       Amend Stock Option Plan                     For         Against                     Mgmt
                             Vote  Recommendation  The  total  cost of the  company's
                             plans of 3.73  percent is within the  allowable  cap for
                             this company of 7.25  percent.  We oppose the  amendment
                             to  increase  shares  reserved  for  options,   however,
                             because  it would  appear  that  non-employee  directors
                             participate in options on a  discretionary  basis.  This
                             is a practice  which  gives rise to the  possibility  of
                             self-dealing by directors in options.  Directors who are
                             able to grant  themselves  options  without  limit could
                             find their independence compromised.
                  5       Approve Issuance of Shares in One or More   For         Against                     Mgmt
                          Private Placements
                             Fairvest prefers to see blanket approval for future
                             private placements to be capped at no more than 30
                             percent of the outstanding shares. Given the
                             potential for excessive dilution, we do not
                             recommend shareholders approve this resolution.


06/24/04 - A/S    StockGroup Information Systems, Inc.   861273100                              05/14/04                    150,000
                  *SWEB*
                  1       Elect Directors                             For         For                         Mgmt
                  2       Other Business                              For         Against                     Mgmt
                  3       Approve Reverse Stock Split                 For         For                         Mgmt


05/05/04 - A      Superior Plus Income Fund (Formerly    867946105                              03/17/04                    100,000
                  Superior Propane Income *SPF.U*
                  1       Elect G. D. Billing, R. J. Engbloom, P.     For         For                         Mgmt
                          A. W. Green, A. G. Lennox, J. S. A.
                          MacDonald, G. N. Mackey, D. P. Smith, N.
                          R. Gish and C. P. Valentine as Directors
                  2       Ratify Deloitte & Touche LLP as Auditors    For         For                         Mgmt


06/15/04 - A/S    Tahera Corp. (Formerly Lytton          873786107                              04/23/04                    200,000
                  Minerals )
                  1       Elect Andrew Adams, Colin Benner, Robert    For         For                         Mgmt
                       Dickson, R. Peter Gillin, Jonathan
                      Goodman, Patrick Lavelle as Directors
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The board is a majority independent
                             and there are no insiders on the Audit or
                             Compensation Committees.
                  2       Approve Deloitte & Touche LLP as Auditors   For         For                         Mgmt
                          and Authorize Board to Fix Remuneration
                          of Auditors
                             Deloitte & Touche LLP have been the company's
                             auditors since 1999. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  3       Change Company Name to Tahera Diamond       For         For                         Mgmt
                          Corporation
                             The company is proposing to change its name in
                             order to reflect the focus of the corporation on
                             the diamond sector.
                  4       Allow Board to Appoint Additional           For         For                         Mgmt
                        Directors Between Annual Meetings
                             This amendment will allow the board to appoint
                             additional directors between annual meetings of
                             shareholders as allowed under the CBCA. As such
                             number of directors so appointed may not exceed
                             one-third of the number of directors elected by
                             shareholders at the last AGM and must be re-elected
                             at the next AGM, we do not oppose this resolution.
                  5       Approve Restricted Share Plan               For         Against                     Mgmt
                             This  item  will  create a new  Restricted  Share  plan,
                             reserving 5 million shares for issuance.  The total cost
                             of the  company's  plan is compared to an allowable  cap
                             using a  compensation  model.  The  allowable  caps  are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies  performing in the top
                             quartile    of   their    peer    groupings.    Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares for issue at
                             each   company   ranked  in  the  top  quartile  of  its
                             industry,  a benchmark pay level is established for each
                             industry.  The total  cost of the  company's  Restricted
                             Share Plan of 0.95 percent is within the  allowable  cap
                             for  this  company  of  6.55  percent.  Please  see  the
                             section  below  entitled  'Multiple  Plan  Notes'  for a
                             further  discussion  of this and other plans.  We oppose
                             the amendment to increase  shares  reserved for options,
                             however,  because  it  would  appear  that  non-employee
                             directors  participate  in  options  on a  discretionary
                             basis.  This  is a  practice  which  gives  rise  to the
                             possibility  of  self-dealing  by  directors in options.
                             Directors  who are  able  to  grant  themselves  options
                             without    limit    could   find   their    independence
                             compromised.   The  Restricted   Share  Plan  represents
                             dilution of 1.04 percent on a fully-diluted basis.
                  6       Approve 2004 Stock Option Plan              For         Against                     Mgmt
                             This item will  create a new 2004 Stock  Option Plan (15
                             million  shares  will  be  reserved)  to  supercede  the
                             existing  1999 Stock Option Plan.  The total cost of the
                             company's  plan is compared to an allowable  cap using a
                             compensation    model.    The    allowable    caps   are
                             industry-specific,  market cap-based,  and pegged to the
                             average  amount paid by companies  performing in the top
                             quartile    of   their    peer    groupings.    Industry
                             classifications  are established using standard industry
                             code  (SIC)  groups.  Using  historic  data  tracked  by
                             Fairvest of the value of authorized  shares for issue at
                             each   company   ranked  in  the  top  quartile  of  its
                             industry,  a benchmark pay level is established for each
                             industry.  The combined  shareholder  value transfer for
                             all  equity-based  plans  considered  is  8.11  percent,
                             which exceed the company's  allowable  shareholder value
                             transfer cap of 6.55  percent.  However,  Fairvest  will
                             support  those plans that  provide,  in  aggregate,  the
                             greatest  shareholder  value transfer without  exceeding
                             the  allowable  cap and  that do not  violate  repricing
                             guidelines.  The  total  cost  of  the  company's  stock
                             option plans of 7.17 percent is above the  allowable cap
                             for  this  company  of  6.55  percent.   We  oppose  the
                             amendment to increase  shares  reserved for options,  as
                             well,   because  it  would   appear  that   non-employee
                             directors  participate  in  options  on a  discretionary
                             basis.  This  is a  practice  which  gives  rise  to the
                             possibility  of  self-dealing  by  directors in options.
                             Directors  who are  able  to  grant  themselves  options
                             without    limit    could   find   their    independence
                             compromised.  Shareholders  should  note  that this plan
                             could  allow  options  to be granted  with a  discounted
                             exercise  price  if  permitted  for by the  TSX  Venture
                             Exchange.   Option-driven   dilution   represents   8.74
                             percent on a fully-diluted basis.
                  7       Approve Reduction in Stated Capital         For         For                         Mgmt
                             The board  proposes  to reduce  the  stated  capital  by
                             $43,339,869.  This would  allow the  elimination  of the
                             total deficit of the same amount.  This  proposal  would
                             also  reduce the paid-up  capital of the common  shares.
                             This is a routine  accounting  request,  which we do not
                             oppose.


05/04/04 - A/S    Talisman Energy Inc. *TLM.*            87425E103                              03/18/04                     30,000
                  1       Elect Douglas D. Baldwin, James W.          For         For                         Mgmt
                          Buckee, Kevin S. Dunne, Al L. Flood, Dale
                          G. Parker, Lawrence G. Tapp, Stella M.
                          Thompson, Robert G. Welty, Charles W.
                          Wilson as Directors
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Approve 3:1 Stock Split                     For         For                         Mgmt


05/13/04 - A      The Dow Chemical Company *DOW*         260543103                              03/15/04                     40,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Declassify the Board of Directors           For         For                         Mgmt
                             ISS commends management for submitting this
                             proposal, which demonstrates a commitment to
                             shareholders' interests.
                  4       Report on Social Initiatives in Bhopal      Against     Against                     ShrHoldr
                             ISS   generally   supports   proposals   for   increased
                             disclosure  that  promote  good  corporate   citizenship
                             while enhancing long-term  shareholder value.  Increased
                             transparency  can  better  inform  shareholders  on  the
                             potential risks and opportunities  associated with their
                             investment.  In this  case ISS notes  that the  proposal
                             also  calls  for  certain  actions  to  be  taken  as  a
                             function  of  the   reporting   initiative.   Amplifying
                             statements  to the  Securities  and Exchange  Commission
                             from the proponent have  recommended  that these actions
                             include Dow's  dispatch of staff and equipment to Bhopal
                             to supervise remediation;  Disclosure of all information
                             held by Union Carbide  related to the health  impacts of
                             methyl  isocyanate;  Conducting and  disclosing  further
                             health  studies  on  methyl   isocyanate  to  assist  in
                             meeting  continuing medical needs of the Bhopal victims;
                             and  Conduct  meetings  with  survivors  of  the  Bhopal
                             tragedy   and  report  on  the   results.   Further  the
                             proponent  has noted that the  company  should  disclose
                             further  information  on  legal  risks  associated  with
                             Bhopal  and  potential   opportunity  costs,   including
                             impact on the company's  operations in Asia,  associated
                             with Dow  Chemicals  stance on the Bhopal  tragedy.  ISS
                             believes   that   this    resolution    merits   serious
                             consideration   based  on  the   impact  of  the  tragic
                             accident in Bhopal on the company  and on  thousands  of
                             people.  That said,  while we agree with the  proponents
                             that Dow Chemical should  undertake  efforts to increase
                             its disclosure on this topic,  we are concerned with the
                             structure of this  resolution,  specifically the actions
                             that the  proponents  are  linking  to the  report.  ISS
                             notes   that   the   company   has   disclosed   certain
                             information on Bhopal both on the Dow Chemicals  website
                             and on  www.bhopal.com,  a  website  sponsored  by Union
                             Carbide  specifically   discussing  information  on  the
                             tragedy.  Further,  while we have noted that the company
                             could improve its  transparency  on certain  issues,  it
                             may not be appropriate  to disclose  certain legal risks
                             or potential  opportunity  costs that may be speculative
                             in   nature    and    potentially    misunderstood    or
                             mischaracterized.  Moreover, while ISS believes that the
                             company could benefit from increased  disclosure,  we do
                             not   believe   that  the  actions   requested   by  the
                             proponents  to accompany  this report are  necessary per
                             se,  or  an   appropriate   expenditure  of  shareholder
                             assets.  Therefore,  ISS urges Dow  Chemical to increase
                             the  scope  and  detail  of  discussion  on  the  Bhopal
                             tragedy;  however,  based on the structure and potential
                             expenses  associated with the actions  requested by this
                             proposal we are not  compelled to recommend  shareholder
                             support for the resolution.


05/20/04 - A      The Williams Companies, Inc. *WMB*     969457100                              03/26/04                    100,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Charles M. Lillis --- For
                  1.2     Elect Director William G. Lowrie --- For
                  1.3     Elect Director Joseph H. Williams --- For
                  2       Ratify Auditors                             For         For                         Mgmt
                  3       Limit Awards to Executives                  Against     Against                     ShrHoldr
                             ISS believes that an independent Compensation
                             Committee should have the flexibility to determine
                             the compensation of its senior executives based on
                             a number of appropriate factors, rather then
                             relying on an arbitrary formula. Furthermore, we
                             believe this proposal is too restrictive, as it
                             would limit equity awards to time-based restricted
                             shares. As such, this item does not warrant
                             shareholder approval.


05/28/04 - A/S    TOTAL ENERGY SVCS LTD *TOT.*           891925109                              04/23/04                    200,000
                  1       Elect Larry P. Coston, Daniel K. Halyk,     For         For                         Mgmt
                          Bruce L. Pachkowski, Thomas P. Stan, Ian
                        Whittaker, Gregory S. Fletcher as
                          Directors
                             Although these are routine appointments given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. Of the slate of six directors two are
                             insiders while the remaining four are independent
                             outside directors. Neither of the insiders sit on
                             the audit or compensation committees. We support
                             the slate.
                  2       Ratify KPMG LLP as Auditors and Authorise   For         For                         Mgmt
                      Board to Fix Remuneration of Auditors
                             KPMG LLP have been the company's auditors since
                             1998. The company's materials indicate that
                             according to the auditor, the financial statements
                             present fairly, in all material respects, the
                             financial position of the company as at 31
                             December, 2003.


04/23/04 - A/S    TRANSCANADA CORP *TRP.*                89353D107                              03/05/04                     60,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Appoint KPMG LLP as Auditors and            For         For                         Mgmt
                     Authorize Board to Fix Remuneration of
                          Auditors
                  3       Amend Stock Option Plan                     For         For                         Mgmt
                             Vote   Recommendation        The   total   cost  of  the
                             company's  plans of 0.88 percent is within the allowable
                             cap for this company of 3.00  percent.  As directors are
                             not eligible  participants  under the plan, there are no
                             issues regarding  discretionary  director  participation
                             in  this  instance.  As  such,  we  recommend  a vote in
                             favour of the amended plan.
                  4       Ratify, Confirm and Approve the             For         For                         Mgmt
                          Shareholder Rights Plan


05/20/04 - A      Ultra Petroleum Corp. *UPL*            903914109                              04/08/04                     40,000
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Michael D. Watford as a Director
                          --- For
                  1.2     Elect William C. Helton as a Director ---
                          For
                  1.3     Elect James E. Nielson as a Director ---
                          For
                  1.4     Elect Robert E. Rigney as a Director ---
                          For
                  1.5     Elect James C. Roe as a Director --- For
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  3       Other Business                              For         Against                     Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


05/20/04 - A      Ultra Petroleum Corp. *UPL*            903914109                              04/08/04                     10,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Approve Auditors and Authorize Board to     For         For                         Mgmt
                          Fix Remuneration of Auditors
                  3       Other Business                              For         Against                     Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


04/27/04 - A      United States Steel Corp. *X*          912909108                              02/27/04                     30,000
                  1       Elect Directors                             For         For                         Mgmt
                  2       Ratify Auditors                             For         For                         Mgmt


05/18/04 - A      VERMILION ENERGY TR *VET.U*            923728109                              04/02/04                    220,000
                  1       Ratify Auditors of the Trust                For         For                         Mgmt
                  2       Elect Larry J. Macdonald, Jeffrey S.        For         For                         Mgmt
                      Boyce, Claudio A. Ghersinich, Lorenzo
                          Donadeo, Joseph F. Killi as Directors of
                          Vermilion Resources Ltd
                  3       Amend Trust Unit Rights Incentive Plan      For         Against                     Mgmt
                             Vote  Recommendation  The  total  cost of the  company's
                             plans of 1.98  percent is within the  allowable  cap for
                             this company of 4.77  percent.  We oppose the  amendment
                             to  increase  shares  reserved  for  options,   however,
                             because  it would  appear  that  non-employee  directors
                             participate in options on a  discretionary  basis.  This
                             is a practice  which  gives rise to the  possibility  of
                             self-dealing by directors in options.  Directors who are
                             able to grant  themselves  options  without  limit could
                             find their independence compromised.


05/25/04 - A      WEATHERFORD INTL LTD *WFT*             G95089101                              04/06/04                     35,000
                          Meeting for Holders of ADRs
                  1       Elect Directors                             For         For                         Mgmt
                  1.1     Elect Director Philip Burguieres --- For
                             These are routine board elections.
                  1.2     Elect Director Nicholas F. Brady --- For
                  1.3     Elect Director David J. Butters --- For
                  1.4     Elect Director Bernard J. Duroc-Danner
                          --- For
                  1.5     Elect Director Sheldon B. Lubar --- For
                  1.6     Elect Director William E. Macaulay --- For
                  1.7     Elect Director Robert B. Millard --- For
                  1.8     Elect Director Robert K. Moses, Jr. ---
                          For
                  1.9     Elect Director Robert A. Rayne --- For
                  2       Ratify Auditors                             For         For                         Mgmt


04/06/04 - A      WMC RESOURCES LTD                      92928R106                              03/03/04                     22,700
                          Meeting for Holders of ADRs
                  1       RE-ELECTION OF MR P J KNIGHT                For         For                         Mgmt
                  2       RE-ELECTION OF MR I E WEBBER                For         For                         Mgmt
                  3       ELECTION OF MR G W MCGREGOR                 For         For                         Mgmt
                  4       ELECTION OF MR G J PIZZEY                   For         For                         Mgmt











                                                  Vote Summary Report
                                              Apr 01, 2004 - Jun 30, 2004

Gold Shares Fund

Mtg               Company/                                  Mgmt        Vote          Record                      Shares
Date/Type         Ballot Issues                Security     Rec         Cast          Date         Prpnent         Voted
----------------- ---------------------------- ------------ ----------- ------------- ------------ ----------- ----------
-------------------------------------------------------------------------------------------------------------------------

06/22/04 - A      Aber Diamond Corp.           002893105                              05/17/04                    22,000
                  (formerly Aber Resources
                  Ltd. ) *ABZ*
                  1       Elect James Fernandez, Robert     For         For                        Mgmt
                         Gannicott, Lars-Eric Johansson,
                          Thomas O'Neill, J. Roger
                         Phillimore, D. Grenville Thomas
                          and Eira Thomas as Directors
                  2       Appoint KPMG LLP as Auditors      For                                    Mgmt
                          and Authorize Board to Fix
                          Remuneration of Auditors


05/28/04 - A/S    Agnico-Eagle Mines Ltd.      008474108                              04/12/04                    25,000
                  *AGE.*
                  1       Elect Directors                   For         For                        Mgmt
                  1.1     Elect Director Leanne M. Baker
                          --- For
                  1.2     Elect Director Douglas R.
                          Beaumont --- For
                  1.3     Elect Director Sean Boyd --- For
                  1.4     Elect Director Alan Green ---
                          For
                  1.5     Elect Director Bernard Kraft
                          --- For
                  1.6     Elect Director Mel Leiderman
                          --- For
                  1.7     Elect Director James D. Nasso
                          --- For
                  1.8     Elect Director Ernest Sheriff
                          --- For
                  2       Approve Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  3       Amend Stock Option Plan           For         For                        Mgmt
                             Vote Recommendation        The  total cost of
                             the  company's   plans  of  3.09  percent  is
                             within the  allowable cap for this company of
                             4.41  percent.   As  well,  the  company  has
                             limited non-employee  director  participation
                             negating  our concern with  self-dealing  and
                             compromised independence.


04/07/04 - S      Anglogold Ashanti Ltd.       043743202                              03/05/04                    17,500
                          Meeting for Holders of ADRs
                  1       SPECIAL RESOLUTION TO (A) ADOPT   For         For                        Mgmt
                          A NEW REGULATION 14: (I) TO
                          MAKE SHARES ISSUED BETWEEN THE
                          VOTING RECORD TIME AND THE
                          RECORD TIME SUBJECT TO THE
                          SCHEME; AND (II) TO MAKE ANY
                          SHARES ISSUED AFTER THE RECORD
                          TIME AUTOMATICALLY EXCHANGEABLE
                          FOR NEW ANGLOGOLD
                             In this item shareholders are asked to amend the
                             company's articles of association regarding Ashanti
                             shares that are issued after the voting record or
                             the record time. The proposed amendment states that
                             such shares would automatically be considered as a
                             share subject to the scheme. We see no reason to
                             oppose this request.
                  2       ORDINARY RESOLUTION TO APPROVE    For         For                        Mgmt
                         THE DE-LISTING OF ASHANTI FROM
                         THE GHANA STOCK EXCHANGE ON THE
                          EFFECTIVE DATE.


04/07/04 - S      Anglogold Ashanti Ltd.       043743202                              03/11/04                    17,500
                          Meeting for Holders of ADRs
                  1       THE SCHEME                        For         For                        Mgmt
                             At this  meeting,  shareholders  are asked to
                             approve   the   merger   agreement    between
                             AngloGold  and  Ashanti.   According  to  the
                             agreement  AngloGold  would  purchase  all of
                             the   outstanding   shares  of   Ashanti   in
                             exchange  for  0.29   AngloGold   shares  per
                             Ashanti share  acquired.  The exchange  ratio
                             represents  a 12  percent  premium  over  the
                             trading  price of  Ashanti  shares on the day
                             prior to the  first  cautionary  announcement
                             regarding  the deal, on Mar. 16, 2003. On the
                             last  practicable  date  prior  to  the  firm
                             announcement  of the deal,  Aug. 1, 2003, the
                             premium  amounted to four percent.  Following
                             the exchange,  current  Ashanti  shareholders
                             will  hold  15.4   percent  of  the  combined
                             company.   When  the  merger  is   completed,
                             AngloGold   will  also  change  its  name  to
                             AngloGold  Ashanti Ltd. The companies  expect
                             to achieve  an  enhanced  production  profile
                             with  the  combined   company,   as  well  as
                             reduced     financing,     as     well     as
                             administrative,  and procurement  costs.  The
                             scale  of  the   company's   production   and
                             reserves  will  also  be  greatly   enhanced.
                             Futhermore,  with the new  company's  growth,
                             production  and  liquidity  potential,  it is
                             expected to achieve an  increased  investment
                             appeal.   Based  on  the   strong   strategic
                             reasons  of  the  merger,   as  well  as  the
                             favorable   exchange   ratio,   we  recommend
                             shareholders to vote in favor of this merger.


06/29/04 - S      Anglogold Ashanti Ltd.       035128206                              06/09/04                     5,075
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION NUMBER 1      For         For                        Mgmt
                          AUTHORITY TO ISSUE SHARES FOR
                          THE CONVERSION OF THE US
                          $1,000,000,000, 2.375%
                          GUARANTEED CONVERTIBLE BONDS
                          DUE 2009
                  2       ORDINARY RESOLUTION NUMBER 2      For         For                        Mgmt
                          AUTHORITY TO ISSUE SHARES
                  3       ORDINARY RESOLUTION NUMBER 3      For         For                        Mgmt
                          AUTHORITY TO ISSUE SHARES FOR
                          CASH


06/23/04 - A/S    Bema Gold Corp. *BGO.*       08135F107                              05/10/04                   980,000
                  1       Elect Directors                   For         For                        Mgmt
                  2       Ratify PricewaterhouseCoopers     For         For                        Mgmt
                          LLP as Auditors
                  3       Amend Stock Option Plan to        For         For                        Mgmt
                          Increase Shares Resreved
                          Thereunder
                  4       Amend Stock Option Plan Re:       For         For                        Mgmt
                          Expiry Date of Options


06/01/04 - A/S    Breakwater Resources Ltd.    106902307                              04/13/04                   275,000
                  *BWR*
                  1       Elect C. K. Benner, G. F. Bub,    For         For                        Mgmt
                          D. K. Charter, J. C. Goodman,
                          G. A. C. MacRae, A. J. Palmiere and A. M. Sinclair,
                          Jr. as Directors
                             Although these are routine appointments,
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees. For
                             this reason, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend a
                             vote FOR the entire slate. There are no insiders on
                             the Audit or Compensation Committees. The board is
                             majority independent, with two insiders, one
                             affiliated outsider and four independent directors.
                  2       Ratify Deloitte & Touche LLP as   For         For                        Mgmt
                          Auditors
                             Deloitte & Touche LLP are currently the company's
                             auditors. The company's materials indicate that
                             according to the auditor, the financial statements
                             present fairly, in all material respects, the
                             financial position of the company as at December
                             31, 2003 and 2002.
                  3       Amend Stock Option and Share      For         Against                    Mgmt
                          Purchase Components of the
                          Share Incentive Plan
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans. Vote Recommendation The total cost of
                             this amendment to the stock option component of the
                             company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             this amendment to the company's plan of 4.14
                             percent is within the allowable cap for this
                             company of 15.05 percent. We oppose the amendment
                             to increase shares reserved for options, however,
                             because it would appear that non-employee directors
                             participate in options on a discretionary basis.
                             This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised. Note that potential dilution is 5.13
                             percent of fully diluted shares. We note that the
                             amendment to increase shares reserved to the share
                             purchase component of the company's share incentive
                             plan has not been costed under the compensation
                             model. There are currently 2,156,796 shares
                             reserved for future purchase. The amendment would
                             increase the shares reserved for purchase by 1
                             million shares. As this increase has been bundled
                             with an increase to the share option component, we
                             are not at liberty to recommend that shareholders
                             approve the increase to the shares reserved for
                             share purchase under the Share Incentive Plan.
                  4       Amend Share Bonus Component of    For         Against                    Mgmt
                          the Share Incentive Plan
                             Multiple Plan Notes: The combined shareholder value
                             transfer for all amendments to this plan is 4.35
                             percent. The aggregate value of all the proposals
                             does not exceed the company's allowable shareholder
                             value transfer cap of 15.05 percent. Vote
                             Recommendation The total cost of the share bonus
                             component of company's plan is compared to an
                             allowable cap using a compensation model. The
                             allowable caps are industry-specific, market
                             cap-based, and pegged to the average amount paid by
                             companies performing in the top quartile of their
                             peer groupings. Industry classifications are
                             established using standard industry code (SIC)
                             groups. Using historic data tracked by Fairvest of
                             the value of authorized shares for issue at each
                             company ranked in the top quartile of its industry,
                             a benchmark pay level is established for each
                             industry. The total cost of this amendment to the
                             company's plan of 0.21 percent is within the
                             allowable cap for this company of 15.05 percent. We
                             oppose the amendment to increase shares reserved
                             for options, however, because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. This is a practice which gives
                             rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Note that potential
                             dilution is 0.25 percent of fully diluted shares.
                  5       Approve Grant of Four Million     For         Against                    Mgmt
                          Stock Options
                             This proposal relates to Item 3, the proposed
                             amendment to the Stock Option and Share Purchase
                             components of the Share Incentive Plan. The company
                             has granted options in excess of the number of
                             shares reserved under the Share Incentive Plan.
                             Specifically, 700,000 options to purchase common
                             shares were granted to five senior officers and one
                             senior employee on February 19, 2004, at an
                             exercise price of $0.75, expiring February 18,
                             2009, 2,250,000 options to purchase common shares
                             were granted to two executive officers on March 9,
                             2004, at an exercise price of $0.67, expiring March
                             8, 2009, 1,000,000 options to purchase common
                             shares were granted to five outside directors on
                             March 9, 2004, at an exercise price of $0.67,
                             expiring March 8, 2009 and 50,000 options to
                             purchase common shares were granted to a senior
                             employee on April 29, 2004, at an exercise price
                             equal to the price of the common shares on the TSX
                             at the close of trading on May 3, 2004, expiring
                             April 28, 2009. These grants are subject to
                             regulatory and shareholder approval. In accordance
                             with our recommendation against the resolution to
                             increase the shares reserved for stock option
                             grants (Item 3) we oppose this proposal to confirm
                             option grants in excess of those previously
                             approved by shareholders.


05/19/04 - A/S    FNX MINING COMPANY INC       30253R101                              04/12/04                   200,000
                  (formerly Fort Knox Gold
                  Resources In *FNX.*
                  1       Elect A. Terrance MacGibbon,      For         For                        Mgmt
                          Terrence Podolsky, Donald M.
                          Ross, Robert D. Cudney, Wayne
                          G. Beach, James W. Ashcroft,
                         Frank McKenna, John Lydall, J.
                          Duncan Gibson as Directors
                  2       Ratify KPMG LLP as Auditors and   For         For                        Mgmt
                         Authorise Board to Fix Auditor
                          Remuneration.
                  3       Approve Issuance of Shares in     For         Against                    Mgmt
                         One or More Private Placements
                             We oppose the  resolution due to the level of
                             dilution it presents.


05/06/04 - A      Freeport-McMoRan Copper &    35671D881                              03/12/04                    12,500
                  Gold Inc. *FCX*
                          Meeting For Preferred
                          Shareholders
                  1.1     Elect Director Robert J.          For         For                        Mgmt
                          Allison, Jr.
                             Please note that ISS does not provide vote
                             recommendations for any agendas representing
                             preferred stockholders, warrant holders or debt
                             holders. Therefore no analysis will be provided.
                  1.2     Elect Director R. Leigh Clifford  For         Withhold                   Mgmt
                             Please  note that ISS does not  provide  vote
                             recommendations for any agendas  representing
                             preferred  stockholders,  warrant  holders or
                             debt  holders.  Therefore no analysis will be
                             provided.
                  1.3     Elect Director James R. Moffett   For         For                        Mgmt
                             Please  note that ISS does not  provide  vote
                             recommendations for any agendas  representing
                             preferred  stockholders,  warrant  holders or
                             debt  holders.  Therefore no analysis will be
                             provided.
                  1.4     Elect Director B.M. Rankin, Jr.   For         For                        Mgmt
                             Please  note that ISS does not  provide  vote
                             recommendations for any agendas  representing
                             preferred  stockholders,  warrant  holders or
                             debt  holders.  Therefore no analysis will be
                             provided.
                  1.5     Elect Director J. Taylor Wharton  For         For                        Mgmt
                             Please  note that ISS does not  provide  vote
                             recommendations for any agendas  representing
                             preferred  stockholders,  warrant  holders or
                             debt  holders.  Therefore no analysis will be
                             provided.


05/06/04 - A/S    Glamis Gold Ltd. *GLG.*      376775102                              03/22/04                    25,000
                  1       Fix Number of Directors           For         For                        Mgmt
                  2       Elect Directors                   For         For                        Mgmt
                  2.1     Elect Director A. Dan Rovig ---
                          For
                  2.2     Elect Director C. Kevin
                          McArthur --- For
                  2.3     Elect Director Kenneth F.
                          Williamson --- For
                  2.4     Elect Director Jean Depatie ---
                          For
                  2.5     Elect Director A. Ian S.
                          Davidson --- For
                  2.6     Elect Director P. Randy Reifel
                          --- For
                  3       Approve Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  4       Amend Stock Option Plan           For         For                        Mgmt
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans.
                                     Vote Recommendation The total cost of the
                             Incentive Share Purchase Option Plan of 2.77
                             percent is within the allowable cap for this
                             company of 3.73 percent, as is the combined cost of
                             both equity compensation plans (3.42%).
                             Additionally, this plan expressly forbids repricing
                             and limits non-executive director participation.
                  5       Approve Equity Incentive Plan     For         For                        Mgmt
                             Multiple    Plan    Notes:    The    combined
                             shareholder  value  transfer  for  all  plans
                             considered  is 3.42  percent.  The  aggregate
                             value of all the  proposals  does not  exceed
                             the  company's  allowable  shareholder  value
                             transfer  cap  of  3.73   percent.   Fairvest
                             supports   those  plans  that   provide,   in
                             aggregate,  the  greatest  shareholder  value
                             transfer without  exceeding the allowable cap
                             and   that   do   not    violate    repricing
                             guidelines.                              Vote
                             Recommendation        The  total  cost of the
                             Equity  Incentive  Plan  of 0.66  percent  is
                             within the  allowable cap for this company of
                             3.73 percent as is the combined  cost of both
                             equity  compensation  plans (3.42%).  As well
                             this   plan   includes   a   limit   on   the
                             participation of outside directors.


05/06/04 - A/S    Glamis Gold Ltd. *GLG.*      376775102                              03/22/04                    75,000
                  1       Fix Number of Directors           For         For                        Mgmt
                  2       Elect Directors                   For         For                        Mgmt
                  2.1     Elect Director A. Dan Rovig ---
                          For
                  2.2     Elect Director C. Kevin
                          McArthur --- For
                  2.3     Elect Director Kenneth F.
                          Williamson --- For
                  2.4     Elect Director Jean Depatie ---
                          For
                  2.5     Elect Director A. Ian S.
                          Davidson --- For
                  2.6     Elect Director P. Randy Reifel
                          --- For
                  3       Approve Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  4       Amend Stock Option Plan           For         For                        Mgmt
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans.
                                     Vote Recommendation The total cost of the
                             Incentive Share Purchase Option Plan of 2.77
                             percent is within the allowable cap for this
                             company of 3.73 percent, as is the combined cost of
                             both equity compensation plans (3.42%).
                             Additionally, this plan expressly forbids repricing
                             and limits non-executive director participation.
                  5       Approve Equity Incentive Plan     For         For                        Mgmt
                             Multiple    Plan    Notes:    The    combined
                             shareholder  value  transfer  for  all  plans
                             considered  is 3.42  percent.  The  aggregate
                             value of all the  proposals  does not  exceed
                             the  company's  allowable  shareholder  value
                             transfer  cap  of  3.73   percent.   Fairvest
                             supports   those  plans  that   provide,   in
                             aggregate,  the  greatest  shareholder  value
                             transfer without  exceeding the allowable cap
                             and   that   do   not    violate    repricing
                             guidelines.                              Vote
                             Recommendation        The  total  cost of the
                             Equity  Incentive  Plan  of 0.66  percent  is
                             within the  allowable cap for this company of
                             3.73 percent as is the combined  cost of both
                             equity  compensation  plans (3.42%).  As well
                             this   plan   includes   a   limit   on   the
                             participation of outside directors.


06/16/04 - A      Goldcorp Inc. *G.*           380956409                              04/30/04                   100,000
                  1       Elect Directors                   For         Split                      Mgmt
                  1.1     Elect Director D.R. Beatty ---
                          For
                             We recommended  withholding  votes from Brian
                             Jones  given  his  low  attendance  at  board
                             meetings.
                  1.2     Elect Director R.M. Goldsack
                          --- For
                        1.3 Elect Director S.R. Horne ---
                                       For
                        1.4 Elect Director J.P. Hutch ---
                                       For
                        1.5 Elect Director B.W. Jones ---
                                    Withhold
                       1.6 Elect Director R.R. McEwen ---
                                       For
                       1.7 Elect Director D.R.M. Quick ---
                                       For
                        1.8 Elect Director M.L. Stein ---
                                       For
                  2       Approve KPMG LLP as Auditors      For         For                        Mgmt
                          and Authorize Board to Fix
                          Remuneration of Auditors


05/07/04 - S      Harmony Gold Mining Ltd.     413216300                              04/14/04                    50,000
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION NUMBER 1      For         For                        Mgmt
                  2       ORDINARY RESOLUTION NUMBER 2      For         For                        Mgmt
                  3       ORDINARY RESOLUTION NUMBER 3      For         For                        Mgmt
                  4       ORDINARY RESOLUTION NUMBER 4      For         For                        Mgmt


05/07/04 - A      Hecla Mining Co. *HL*        422704106                              03/11/04                    50,000
                  1       Elect Directors                   For         For                        Mgmt
                  1.1     Elect Director Ted Crumley ---
                          For
                  1.2     Elect Director Charles L.
                          McAlpine --- For
                  1.3     Elect Director Jorge E. Ordonez
                          C. --- For
                  2       Amend Omnibus Stock Plan          For         For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.32 percent is within the allowable cap
                             for this company of 8.97 percent. In 2003, the
                             company granted over 25 percent of its total grants
                             to its top five named executives.


06/08/04 - A/S    Iamgold Corporation          450913108                              04/28/04                   375,000
                  (Formerly Iamgold Intl.
                  Mining ) *IMG.*
                  1       Approve Issuance of Common        For         For                        Mgmt
                         Shares of IAMGold in Connection
                         with Business Combination with
                          Wheaton River Minerals Ltd.
                  2       Amend Articles to Increase        For         For                        Mgmt
                          Maximum Number of Directors
                          from Ten to Sixteen and Change
                          Name to Axiom Gold in the Event
                          the Share Issue Resolution(item
                          1) is Passed.
                  3       Amend Share Incentive Plan        For         For                        Mgmt
                             Vote Recommendation        The  total cost of
                             the  company's   plans  of  2.81  percent  is
                             within the  allowable cap for this company of
                             3.46  percent.   While  we  generally  oppose
                             option  plans  when  non-executive  directors
                             are allowed to  participate in such plans due
                             the  possibility  of  self-dealing,  Fairvest
                             has  received  a  written  confirmation  from
                             IAMGOLD  that  non-executive  directors  will
                             not  participate in the Axiom Option Plan. We
                             therefore support this resolution.
                  4       Adopt New By-Laws                 For         For                        Mgmt
                  5       Elect William D. Pugliese,        For         For                        Mgmt
                          Gordon J. Bogden, John A.
                          Boultbee, Derek Bullock, Donald
                          K. Charter, Joseph F. Conway,
                          Mahendra Naik, Robert A.
                          Quartermain as Directors and
                          Additional Eight Directors From
                          Wheaton River Minerals
                  6       Ratify Deloitte & Touche as       For         For                        Mgmt
                          Auditors and KPMG LLP if Combination is not Completed.


04/21/04 - A/S    Inco Ltd. *N.*               453258402                              03/16/04                    12,500
                  1       Amend Bylaws Re:Declassify the    For         For                        Mgmt
                          Board
                  2       Elect Directors                   For         For                        Mgmt
                  3       Approve Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  4       Other Business (Voting)           For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/10/04 - A      Ivanhoe Mines Ltd.           46579N103                              04/21/04                   225,000
                  (Formerly Indochina
                  Goldfields Ltd) *IVN*
                  1       Amend By-Law No. 1                For         For                        Mgmt
                  2       Approve Issuance of up to 50      For         For                        Mgmt
                          million Equity Securities
                  3       Approve Increase in Number of     For         For                        Mgmt
                          Directors to 12
                  4       Elect Directors                   For         For                        Mgmt
                  5       Appoint Deloitte & Touche,        For         For                        Mgmt
                          Chartered Accountants as
                         Auditors and Authorize Board to
                          Fix Remuneration of Auditors


05/11/04 - A/S    Meridian Gold Inc. *MNG.*    589975101                              03/29/04                    15,000
                  1       Elect John A. Eckersley, Robert   For         For                        Mgmt
                          A. Horn, Brian J. Kennedy, Christopher R. Lattanzi,
                          Malcolm W. MacNaught, Gerald E. Munera, Carl L.
                          Renzoni as Directors
                  2       Ratify Auditors                   For         For                        Mgmt
                  3       Amend Bylaws Re:Mandatory         For         Against                    Mgmt
                          Retirement Age
                             Given that Meridian has already adopted wholly
                             independent key committees and Fairvest prefers to
                             see boards engaging in self-evaluations on an
                             annual basis, we do not feel that the less dynamic
                             practice of fixing a retirement age and term
                             limits, is acceptable at this time for this
                             company.


04/28/04 - A      Newmont Mining Corp.         651639106                              03/02/04                    35,000
                  (Holding Company) *NEM*
                  1       Elect Directors                   For         For                        Mgmt
                  1.1     Elect Director Glen A. Barton
                          --- For
                  1.2     Elect Director Vincent A.
                          Calarco --- For
                  1.3     Elect Director Michael S.
                                 Hamson --- For
                        1.4 Elect Director Leo I. Higdon,
                          Jr. --- For
                  1.5     Elect Director Pierre Lassonde
                          --- For
                  1.6     Elect Director Robert J. Miller
                          --- For
                  1.7     Elect Director Wayne W. Murdy
                          --- For
                  1.8     Elect Director Robin A.
                          Plumbridge --- For
                  1.9     Elect Director John B. Prescott
                          --- For
                  1.10    Elect Director Michael K.
                          Reilly --- For
                  1.11    Elect Director Seymour Schulich
                          --- For
                  1.12    Elect Director James V. Taranik
                          --- For
                  2       Ratify Auditors                   For         For                        Mgmt
                  3       Submit Shareholder Rights Plan    Against     For                        ShrHoldr
                          (Poison Pill) to Shareholder
                          Vote
                             ISS Conclusion: In this case, the company's rights
                             plan was not approved by shareholders nor does it
                             embody the above features that ISS recommends. We
                             therefore agree with the proponent that the current
                             pill should be put to a shareholder vote and any
                             new pill be put to a shareholder vote.


06/04/04 - A/S    Northern Orion Resources     665575106                              04/22/04                 1,672,500
                  Inc *NNO.*
                  1       Fix Number of Directors at Five   For         For                        Mgmt
                  2       Elect Director David Cohen        For         For                        Mgmt
                  3       Elect Director Robert Cross       For         For                        Mgmt
                  4       Elect Director John K. Burns      For         For                        Mgmt
                  5       Elect Director Robert Gayton      For         For                        Mgmt
                  6       Elect Director Michael Beckett    For         For                        Mgmt
                  7       Appoint Deloitte & Touche LLP     For         For                        Mgmt
                          as Auditors
                  8       Authorize Board to Fix            For         For                        Mgmt
                          Remuneration of the Auditors
                  9       Amend Stock Option Plan Re:       For         Against                    Mgmt
                          Increase number of Shares
                          Reserved
                             Vote Recommendation The total cost of the company's
                             plans of 4.94 percent is within the allowable cap
                             for this company of 6.66 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors have the ability to participate in
                             options on a discretionary basis. Directors who are
                             able to grant themselves options without limit
                             could find their independence compromised.
                  10      Amend Stock Option Plan Re:       For         Against                    Mgmt
                          Change to Rolling Plan
                             Fairvest generally prefers option plans that
                             reserve a fixed number of options rather than
                             rolling option plans where the number of shares
                             reserved under option could fluctuate drastically
                             depending on the number of shares outstanding.
                             Given that we have recommended a vote against the
                             proposed amended stock option plan in item # 9
                             above due to certain negative aspects of the plan,
                             we do not recommend a vote in favour of this
                             resolution.
                  11      Approve Issuance of Shares in     For         Against                    Mgmt
                         One or More Private Placements
                             Given the potential  for excessive  dilution,
                             we  do  not  recommend  shareholders  approve
                             this resolution.
                  12      Amend Notice of Articles          For         Against                    Mgmt
                             Although  unlimited   authorized  capital  is
                             permitted  under  the  BCA,  the act by which
                             the   company  is  now   governed,   Fairvest
                             prefers  to  see   companies   with  a  fixed
                             maximum  limit on  authorized  capital  which
                             can be  increased  when needed.  As such,  we
                             oppose this  amendment  and  recommend a vote
                             against this resolution for this reason.
                  13      Other Business                    For         Against                    Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


05/14/04 - A/S    Northgate Exploration,       666416102                              04/07/04                     5,000
                  Ltd. *NGX.*
                  1       Elect Directors                   For         For                        Mgmt
                  2       Ratify KPMG LLP as Auditors       For         For                        Mgmt
                  3       Authorize Board to Fix            For         For                        Mgmt
                          Remuneration of the Auditors
                  4       Change Company Name to            For         For                        Mgmt
                        'Northgate Minerals Corporation'
                  5       Adopt Shareholder Rights Plan     For         For                        Mgmt
                          (Poison Pill)


05/05/04 - A/S    Placer Dome Inc. *PDG.*      725906101                              03/19/04                   175,000
                  1       Elect Directors                   For         For                        Mgmt
                  2       Ratify Ernst & Young LLP as       For         For                        Mgmt
                          Auditors
                  3       Adopt or Amend Shareholder        For         For                        Mgmt
                          Rights Plan (Poison Pill)


05/12/04 - A/S    Queenstake Resources Ltd.    748314101                              04/07/04                   700,000
                  *QRL*
                  1       Elect Directors                   For         For                        Mgmt
                  2       Approve Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  3       Amend Incentive Share Option      For         Against                    Mgmt
                          Plan
                             Vote Recommendation The total cost of the company's
                             plans of 4.53 percent is within the allowable cap
                             for this company of 22.00 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors participate in options on a discretionary
                             basis. This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised.
                  4       Ratify Stock Option Plan Grants   For         Against                    Mgmt
                             The conditional  option grants appear to have
                             been  granted  as such,  given  the fact that
                             the company's  option plan does not currently
                             have  sufficent   share   available  for  any
                             future  option  grants.   Given  our  against
                             recommendation  on the resolution to increase
                             the size of the stock option plan,  we cannot
                             recommend     shareholders    approve    this
                             resolution.
                  5       Adopt Shareholder Rights Plan     For         Against                    Mgmt
                          (Poison Pill)
                             The company claims that adopting the rights plan is
                             in the best interests of shareholders, ensuring
                             their fair treatment in a takeover bid. However, we
                             find that this plan also provides the board and
                             management with excessive opportunity to interpret
                             provisions of the plan. This plan does not allow
                             shareholders enough control of the process to
                             sufficiently safeguard their interests. The
                             Queenstake shareholder rights plan is not a 'new
                             generation' rights plan and therefore we must
                             recommend a vote against its approval.


04/26/04 - A      Randgold Resources Ltd.      752344309                              04/12/04                    62,500
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION - ADOPTION    For         For                        Mgmt
                          OF THE DIRECTORS REPORT AND
                          ACCOUNTS
                  2       ORDINARY RESOLUTION - ADOPTION    For         Against                    Mgmt
                          OF THE REPORT OF THE
                          REMUNERATION COMMITTEE
                             Notice periods that exceed two years are now out of
                             line with market practice. Because this company has
                             now had ample time to comply with this
                             recommendation or at least to shorten notice
                             periods to two years, and the company still has
                             not, we recommend that shareholders oppose this
                             item.
                  3       ORDINARY RESOLUTION -             For         For                        Mgmt
                          RE-ELECTION OF DIRECTOR: R I
                          ISRAEL (CHAIRMAN OF
                          REMUNERATION COMMITTEE)
                  4       ORDINARY RESOLUTION -             For         For                        Mgmt
                          RE-ELECTION OF DIRECTOR: P
                          LIETARD (MEMBER OF AUDIT AND
                          REMUNERATION COMMITTEES)
                  5       RATIFY AUDITORS                   For         For                        Mgmt
                  6       ORDINARY RESOLUTION - APPROVE     For         For                        Mgmt
                          THE FEES PAYABLE TO THE
                          DIRECTORS
                  7       SPECIAL RESOLUTION - AUTHORISE    For         For                        Mgmt
                         THE SUB DIVISION OF THE COMPANY
                          S SHARE CAPITAL
                  8       SPECIAL RESOLUTION - AUTHORISE    For         For                        Mgmt
                          THE CANCELLATION OF US$100
                          MILLION SHARE PREMIUM
                  9       SPECIAL RESOLUTION - AUTHORISE    For         For                        Mgmt
                         THE PURCHASE OF SHARES FOR CASH
                  10      SPECIAL RESOLUTION - AUTHORISE    For         Against                    Mgmt
                          NEW ARTICLES OF ASSOCIATION
                          RELATING TO DISCLOSURE BY
                          HOLDERS OF COMPANY S SHARES
                             We     disapprove     of     disenfranchising
                             shareholders  down  to the  ridiculously  low
                             threshold  of 0.25  percent  of a class.  The
                             legal  disclosure  threshold  of 3 percent is
                             perfectly adequate.
                  11      SPECIAL RESOLUTION - AMEND THE    For         For                        Mgmt
                          ARTICLES OF ASSOCIATION TO
                          FACILITATE ELECTRONIC
                         COMMUNICATION WITH SHAREHOLDERS


05/27/04 - A      SINO GOLD LTD                Q8505T101                              05/25/04                   150,000
                  1       Elect Nicholas Curtis as          For         For                        Mgmt
                          Director
                             Nicholas Curtis is an affiliated  outsider by
                             virtue  of his  being  an  employee  of  Sino
                             Mining   International   in  2000,   when  it
                             spun-off   Sino  Gold.   Source:   Sino  Gold
                             website.  The board has seven members made up
                             of   two   executives,    three   independent
                             outsiders and two affiliated outsiders.
                  2       Elect Xu Hanjing as Director      For         For                        Mgmt
                             Xu Hanjing is an executive director.
                  3       Elect Zhong Jianguo as Director   For         For                        Mgmt
                             Zhong  Jianguo is classified as an affiliated
                             outsider,   being  the  CFO  of  Sino  Mining
                             Intl.,  a  substantial   shareholder  of  the
                             company.
                  4       Ratify Past Issuance of 16.8      For         For                        Mgmt
                          Million Ordinary Shares of
                         AUD2.50 Per Share to Clients of
                         Southern Cross Equities Ltd and
                          BMO Nesbitt Burns last Dec. 2003 This item requests
                             shareholder approval for the past issuance of 16.8
                             million shares on December 2003 at an issue price
                             of A$2.50 ($1.88) per share. Funds raised will be
                             used to finance the company's Jinfeng Project in
                             Guizhou Province. The shares represent 13 percent
                             of the company's outstanding capital. This falls
                             within the limits established by ISS guidelines for
                             issuances without preemptive rights (20 percent).
                             Australian companies routinely seek approval of
                             previous share distributions. We approve of such
                             proposals so long as the prior issuances conform to
                             ISS dilution guidelines.
                  5       Approve Issue Of Options to       None        Against                    Mgmt
                          Subscribe for 100,000 Fully
                          Paid Ordinary Shares to
                          Nicholas Curtis
                             The options are granted as incentive options which
                             have an exercise price of A$2.69 ($2.02) pursuant
                             to the Sino Gold Executive and Employee Option
                             Plan. The exercise price represents a 29 percent
                             premium to the share price of A$2.08 ($1.56) at the
                             time of this analysis. The options will be issued
                             no later than 12 months after the AGM. ISS notes
                             that the Executive and Employee Option Plan allows
                             that the number of shares on the exercise of the
                             options, taken together will all other share and
                             option plans of the company, should not exceed 10
                             percent of the company's share capital. Our
                             guidelines establish that shares available for all
                             option plans, when an absolute number is specified,
                             represent no more than 5 percent of a company's
                             outstanding shares. We also note that the options
                             lack performance criteria. Due to the lack of
                             performance criteria, and because the proposed
                             grants are pursuant to an option plan which ISS
                             finds unacceptable due to excessive dilution, ISS
                             recommends that shareholders vote against the
                             proposed grants in Items 5 to 10.
                  6       Approve Issue Of Options to       None        Against                    Mgmt
                          Subscribe for 100,000 Fully
                          Paid Ordinary Shares to Jake
                          Klein
                             Refer to Item 5.
                  7       Approve Issue Of Options to       None        Against                    Mgmt
                         Subscribe for 75,000 Fully Paid
                          Ordinary Shares to Xu Hanjing
                             Refer to Item 5.
                  8       Approve Issue of Options to       None        Against                    Mgmt
                         Subscribe for 20,000 Fully Paid
                          Ordinary Shares to Brian
                          Davidson
                             Refer to Item 5.
                  9       Approve Issue Of Options to       None        Against                    Mgmt
                         Suscribe for 20,000 Fully Paid
                        Ordinary Shares to Peter Cassidy
                             Refer to Item 5.
                  10      Approve Issue of Options to       None        Against                    Mgmt
                         Subscribe for 20,000 Fully Paid
                          Ordinay Shares to James Askew
                             Refer to Item 5.


06/11/04 - A/S    South Atlantic Ventures      83636R108                              05/07/04                   100,000
                  Ltd.
                  1       Appoint Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Deloitte & Touche LLP are the company's current
                             auditors. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  2       Elect Lukas H. Lundin as          For         For                        Mgmt
                          Director
                             The board is majority independent.  There are
                             no insiders on the Audit Committee.
                  3       Elect Edward F. Posey as          For         For                        Mgmt
                          Director
                  4       Elect William A. Rand as          For         For                        Mgmt
                          Director
                  5       Elect Brian D. Edgar as Director  For         For                        Mgmt
                  6       Elect Pierre Besuchet as          For         For                        Mgmt
                          Director
                  7       Elect John H. Craig as Director   For         For                        Mgmt
                  8       Change Company Name to Lundin     For         For                        Mgmt
                          Mining Corporation
                             Shareholders are being asked to approve a change in
                             the corporation's name to Lundin Mining
                             Corporation. The circular states that the name
                             change is in view of the corporation's focus in
                             Scandinavia and reflects the board's commitment to
                             the success of the corporation in light of the
                             proposed acquisition of the Zinkgruvan mine located
                             in Southern Sweden. Fairvest des not oppose this
                             resolution.
                  9       Ratify granting of Stock          For         Against                    Mgmt
                          Options to insiders
                             Disinterested shareholder approval is being sought
                             to approve the granting of an aggregate of 160,000
                             options to insiders on December 5, 2003. The total
                             cost of the grants is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's grants of 5.16 percent is within the
                             allowable cap for this company of 6.74 percent. We
                             oppose the grants, however, because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. This is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 6.85 percent on
                             a fully-diluted basis.


05/20/04 - A      Tiffany & Co. *TIF*          886547108                              03/25/04                     7,500
                  1       Elect Directors                   For         For                        Mgmt
                  1.1     Elect Director Michael J.
                          Kowalski --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Rose Marie Bravo
                          --- For
                  1.3     Elect Director William R.
                          Chaney --- For
                  1.4     Elect Director Samuel L. Hayes
                          III --- For
                  1.5     Elect Director Abby F.
                          Kohnstamm --- For
                  1.6     Elect Director Charles K.
                          Marquis --- For
                  1.7     Elect Director J. Thomas Presby
                          --- For
                  1.8     Elect Director James E. Quinn
                          --- For
                  1.9     Elect Director William A.
                          Shutzer --- For
                  2       Ratify Auditors                   For         For                        Mgmt


06/24/04 - A/S    Yamana Gold Inc. *YRI*       98462Y100                              05/21/04                    75,000
                  1       Elect Peter Marrone, Victor H.    For         Withhold                   Mgmt
                          Bradley, James Askew, Patrick
                          J. Mars, Juvenal Mesquita
                         Filho, Antenor F. Silva Jr. and
                          Lance Tigert as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             there is an insider on the Compensation Committee.
                  2       Ratify Deloitte & Touche LLP as   For         For                        Mgmt
                          Auditors
                  3       Approve Share Subscription        For         For                        Mgmt
                          Arrangements
                  4       Amend Stock Option Plan           For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost of the
                             company's  plans of 4.90  percent  is  within
                             the  allowable  cap for this  company of 5.87
                             percent.  We oppose the amendment to increase
                             shares   reserved   for   options,   however,
                             because  it would  appear  that  non-employee
                             directors   participate   in   options  on  a
                             discretionary   basis.  This  is  a  practice
                             which  gives  rise  to  the   possibility  of
                             self-dealing   by   directors   in   options.
                             Directors  who are able to  grant  themselves
                             options   without   limit  could  find  their
                             independence compromised.











                                                   Vote Summary Report
                                               Apr 01, 2004 - Jun 30, 2004

World Precious Minerals Fund

Mtg               Company/                                    Mgmt        Vote          Record                      Shares
Date/Type         Ballot Issues                  Security     Rec         Cast          Date         Prpnent         Voted
----------------- ------------------------------ ------------ ----------- ------------- ------------ ----------- ----------
---------------------------------------------------------------------------------------------------------------------------

06/22/04 - A      Aber Diamond Corp. (formerly   002893105                              05/17/04                    75,000
                  Aber Resources Ltd. ) *ABZ*
                  1       Elect James Fernandez, Robert       For         For                        Mgmt
                         Gannicott, Lars-Eric Johansson,
                          Thomas O'Neill, J. Roger
                         Phillimore, D. Grenville Thomas
                          and Eira Thomas as Directors
                  2       Appoint KPMG LLP as Auditors and    For                                    Mgmt
                          Authorize Board to Fix
                          Remuneration of Auditors


05/26/04 - A      Acetex Corp. *ATX.*            003910106                              04/16/04                   430,000
                  1       Elect Brooke Wade, Kenneth          For         For                        Mgmt
                          Vidalin, John Zaozirny, John
                         Garcia, Pierre Dutheil, Arnold
                          Cader as Directors
                  2       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors


05/28/04 - A/S    Agnico-Eagle Mines Ltd.        008474108                              04/12/04                    50,000
                  *AGE.*
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Leanne M. Baker
                          --- For
                  1.2     Elect Director Douglas R.
                          Beaumont --- For
                  1.3     Elect Director Sean Boyd --- For
                  1.4     Elect Director Alan Green --- For
                  1.5     Elect Director Bernard Kraft ---
                          For
                  1.6     Elect Director Mel Leiderman ---
                          For
                      1.7 Elect Director James D. Nasso ---
                                       For
                  1.8     Elect Director Ernest Sheriff ---
                          For
                  2       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  3       Amend Stock Option Plan             For         For                        Mgmt
                             Vote  Recommendation        The  total  cost of
                             the  company's  plans of 3.09 percent is within
                             the  allowable  cap for  this  company  of 4.41
                             percent.  As  well,  the  company  has  limited
                             non-employee  director  participation  negating
                             our concern with  self-dealing  and compromised
                             independence.


06/21/04 - A/S    Alamos Gold Inc (Formerly      011527108                              05/12/04                   300,000
                  ALAMOS MINERALS LTD)
                  1       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  2       Fix Number of Directors             For         For                        Mgmt
                  3       Elect Directors                     For         Split                      Mgmt
                  3.1     Elect Director John A. McCluskey
                          --- Withhold
                             We  recommend   withholding   votes  from  John
                             McCluskey  because  he is  an  insider  on  the
                             Audit Committee.
                  3.2     Elect Director Richard W. Hughes
                          --- For
                  3.3     Elect Director James M. McDonald
                          --- For
                  3.4     Elect Director Leonard Harris ---
                          For
                  3.5     Elect Director Alan Richard Hill
                          --- For
                  4       Adopt New Articles                  For         Against                    Mgmt
                             Given   our   reservations   with   regard   to
                             unlimited  capital   authorization  and  a  low
                             shareholder  quorum  requirement,  and the fact
                             that the company has two years to complete  the
                             mandatory  transition  rollover  required under
                             the new  Business  Corporations  Act, we do not
                             recommend shareholders approve this resolution.
                  5       Approve 2004 Incentive Stock        For         Against                    Mgmt
                          Option Plan
                             Vote Recommendation The total cost of the company's
                             plans of 10.31 percent is above the allowable cap
                             for this company of 6.33 percent. We oppose the
                             amendment to increase shares reserved for options,
                             however, because it would appear that non-employee
                             directors participate in options on a discretionary
                             basis. This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised.


05/20/04 - A      Algoma Steel Inc. *AGA*        01566M204                              04/08/04                   100,000
                  1       Elect Steven Bowsher, Benjamin      For         Withhold                   Mgmt
                        Duster, Brad James, John Kallio,
                         Patrick Lavelle, James Lawson,
                          Charles Masson, Murray Nott,
                        Francis Petro and Denis Turcotte
                          as Directors
                             Although these are routine appointments given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. We recommend withholding votes from
                             the entire slate because Murray Nott is an insider
                             on the Audit Committee.
                  2       Ratify Ernst & Young LLP,           For         For                        Mgmt
                        Chartered Accountants as Auditors
                         and Authorise the Board the Fix
                          Remuneration of Auditors.


06/17/04 - A/S    AMERIGO RESOURCES              03074G109                              05/07/04                 1,220,000
                  LTD(formerly GOLDEN TEMPLE
                  MNG CORP)
                  1       Ratify PricewaterhouseCoopers LLP   For         For                        Mgmt
                          as Auditors
                  2       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                  3       Elect Director Ian E. Gallie        For         Withhold                   Mgmt
                             Given  the  classified  board  structure,   the
                             presence  of an insider on the Audit  Committee
                             and  the  lack of an  independent  Compensation
                             Committee,   we  recommend  shareholders  voice
                             their   discontent   with  the  current   board
                             situation   by   withholding   votes  from  Ian
                             Gallie,  the only director being nominated this
                             year.
                  4       Adopt New Articles                  For         Against                    Mgmt
                             Fairvest  prefers to see companies with a fixed
                             maximum  limit on authorized  capital,  with at
                             least  30  percent  of  the  authorized   stock
                             issued   and   outstanding.   Limited   capital
                             structures  protect against excessive  dilution
                             and can be increased  when  needed.  As such we
                             do  not  recommend  shareholders  approve  this
                             resolution.
                  5       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Given the potential for excessive dilution,  we
                             do  not  recommend  shareholders  approve  this
                             resolution.
                  6       Other Business                      For         Against                    Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


06/04/04 - S      AMT INTL MNG CORP              001983105                              04/28/04                 1,000,000
                  1       Offer Received From Copper          For         Against                    Mgmt
                          International Corporation
                             The company has received four offers for the assets
                             of the company each of which if accepted would
                             bring about a reorganisation of the business. The
                             company is currently delisted due to the lack of
                             market capital and assets to qualify for listing
                             and previously was under cease trade orders due to
                             default in filing audited and unaudited financial
                             statements. The company is in financial difficulty
                             and has hitherto been supported by its main
                             shareholder Norshield Investment Corporation in
                             exchange for preferred shares, debentures, notes
                             etc. All such financing may be convertible to
                             common shares which would effectively raise
                             Norshield's holding of the company from 18.3
                             percent to 55 percent. Due to its financial
                             difficulties certain properties held by its main
                             subsidiary AMT (USA) were reverted back to its
                             vendors following the inability to meet
                             obligations.
                                     The board of directors has decided that the
                             four offers be placed before the shareholders and
                             that the offer with the largest number of votes
                             cast in favour would be implemented. The first
                             offer is by Copper International Corporation (CIC),
                             a private Canadian Mining company. CIC requests a
                             90 day option to be granted to them to purchase 100
                             percent of Norshield's rights for a total
                             consideration of $1.7 million in cash and 20
                             percent of CIC. The company however must be
                             restored as a reporting issuer prior to the
                             closing. The second offer by Palos Capital
                             Corporation (Palos), a company that provides
                             financial solutions and advice to emerging
                             companies. Palos has been successful in financing,
                             restructuring and administering dozens of public
                             companies. As per the offer Palos would raise
                             capital in order to cover costs of reorganisation,
                             reinstate the reporting status of the company,
                             re-introduce the company to the investment
                             community and hire a management team. The
                             remuneration for the above services has not been
                             determined. The third and fourth offers are by
                             Redhawk Resources a publicly traded Canadian Mining
                             Company with experience in Exploration, development
                             and financing operations. Redhawk has plans of
                             exploring and developing the company's copper creek
                             project which it believes lucrative short and long
                             term potential. The first of the offers is $1.45
                             million for 100 percent of Norshields rights with
                             all creditors of AMT (USA) being paid off by
                             Norshield prior to closing. The second offer is
                             $1.45 million for 75 percent of AMT (USA) with all
                             creditors being paid off prior to closing. Having
                             considered all four options it is our position that
                             the first offer (1) by Redhawk represents the
                             superior proposal and that its implementation would
                             be in the best interest of the shareholders. This
                             is mainly due to the experience of Redhawk in
                             exploration and development operations and its
                             plans for the copper creek project. These plans
                             were formulated following full due diligence and
                             on-site project investigations and we believe if
                             realised could greatly contribute to a recovery of
                             the company. Moreover the implementation of this
                             offer would result in the company's debt being paid
                             off by Norshield thereby releasing the company of
                             its financial burdens.
                  2       Offer Received From Palos Capital   For         Against                    Mgmt
                          Corporation
                  3       Offer One (1) Received From         For         For                        Mgmt
                          Redhawk Resources Inc
                  4       Offer Two (2) Received From         For         Against                    Mgmt
                          Redhawk Resources Inc


04/07/04 - S      Anglogold Ashanti Ltd.         043743202                              03/05/04                    32,500
                          Meeting for Holders of ADRs
                  1       SPECIAL RESOLUTION TO (A) ADOPT A   For         For                        Mgmt
                         NEW REGULATION 14: (I) TO MAKE
                        SHARES ISSUED BETWEEN THE VOTING
                         RECORD TIME AND THE RECORD TIME
                         SUBJECT TO THE SCHEME; AND (II)
                         TO MAKE ANY SHARES ISSUED AFTER
                          THE RECORD TIME AUTOMATICALLY
                          EXCHANGEABLE FOR NEW ANGLOGOLD In this item
                             shareholders are asked to amend the company's
                             articles of association regarding Ashanti shares
                             that are issued after the voting record or the
                             record time. The proposed amendment states that
                             such shares would automatically be considered as a
                             share subject to the scheme. We see no reason to
                             oppose this request.
                  2       ORDINARY RESOLUTION TO APPROVE      For         For                        Mgmt
                         THE DE-LISTING OF ASHANTI FROM
                         THE GHANA STOCK EXCHANGE ON THE
                          EFFECTIVE DATE.


04/07/04 - S      Anglogold Ashanti Ltd.         043743202                              03/11/04                    32,500
                          Meeting for Holders of ADRs
                  1       THE SCHEME                          For         For                        Mgmt
                             At this  meeting,  shareholders  are  asked  to
                             approve the merger agreement  between AngloGold
                             and  Ashanti.   According   to  the   agreement
                             AngloGold    would    purchase   all   of   the
                             outstanding  shares of Ashanti in exchange  for
                             0.29   AngloGold   shares  per  Ashanti   share
                             acquired.  The exchange  ratio  represents a 12
                             percent  premium  over  the  trading  price  of
                             Ashanti  shares  on the day  prior to the first
                             cautionary  announcement regarding the deal, on
                             Mar. 16,  2003.  On the last  practicable  date
                             prior to the  firm  announcement  of the  deal,
                             Aug.  1, 2003,  the  premium  amounted  to four
                             percent.   Following  the   exchange,   current
                             Ashanti  shareholders will hold 15.4 percent of
                             the  combined  company.   When  the  merger  is
                             completed,  AngloGold will also change its name
                             to AngloGold  Ashanti Ltd. The companies expect
                             to achieve an enhanced  production profile with
                             the  combined  company,   as  well  as  reduced
                             financing,  as  well  as  administrative,   and
                             procurement  costs.  The scale of the company's
                             production  and  reserves  will also be greatly
                             enhanced.  Futhermore,  with the new  company's
                             growth,  production and liquidity potential, it
                             is expected to achieve an increased  investment
                             appeal.  Based on the strong strategic  reasons
                             of  the  merger,   as  well  as  the  favorable
                             exchange  ratio,  we recommend  shareholders to
                             vote in favor of this merger.


06/29/04 - S      Anglogold Ashanti Ltd.         035128206                              06/09/04                     9,425
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION NUMBER 1        For         For                        Mgmt
                        AUTHORITY TO ISSUE SHARES FOR THE
                          CONVERSION OF THE US
                        $1,000,000,000, 2.375% GUARANTEED
                          CONVERTIBLE BONDS DUE 2009
                  2       ORDINARY RESOLUTION NUMBER 2        For         For                        Mgmt
                          AUTHORITY TO ISSUE SHARES
                  3       ORDINARY RESOLUTION NUMBER 3        For         For                        Mgmt
                       AUTHORITY TO ISSUE SHARES FOR CASH


05/20/04 - A      APOLLO GOLD CORP *APG*         03761E102                              04/08/04                   529,500
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect as Director G. Michael
                          Hobart --- For
                  1.2     Elect as Director R. David
                          Russell --- For
                  1.3     Elect as Director Gerald J.
                          Schissler --- For
                  1.4     Elect as Director Charles Stott
                          --- For
                  1.5     Elect as Director G. W. Thompson
                          --- For
                  1.6     Elect as Director W.S. Vaughn ---
                          For
                  1.7     Elect as Director Robert A. Watts
                          --- For
                  2       Ratify Deloitte & Touche LLP as     For         For                        Mgmt
                        Auditors and Authorise Directors
                          to Fix Auditor Remuneration.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             We  cannot  support  the  proposal  due  to the
                             excessive   level  of  potential   dilution  it
                             represents.


06/23/04 - A/S    Bema Gold Corp. *BGO.*         08135F107                              05/10/04                   150,000
                  1       Elect Directors                     For         For                        Mgmt
                  2       Ratify PricewaterhouseCoopers LLP   For         For                        Mgmt
                          as Auditors
                  3       Amend Stock Option Plan to          For         For                        Mgmt
                          Increase Shares Resreved
                          Thereunder
                  4       Amend Stock Option Plan Re:         For         For                        Mgmt
                          Expiry Date of Options


06/23/04 - A/S    Bema Gold Corp. *BGO.*         08135F107                              05/10/04                 2,285,000
                  1       Elect Directors                     For         For                        Mgmt
                  2       Ratify PricewaterhouseCoopers LLP   For         For                        Mgmt
                          as Auditors
                  3       Amend Stock Option Plan to          For         For                        Mgmt
                          Increase Shares Resreved
                          Thereunder
                  4       Amend Stock Option Plan Re:         For         For                        Mgmt
                          Expiry Date of Options


05/06/04 - S      BENDIGO MINING NL              Q14633103                              None                     2,000,000
                  1       Approve Issuance of Up to a         For         Against                    Mgmt
                         Maximum of Such Number of Fully
                        Paid Ordinary Shares That Equals
                          AUD120 Million Divided by the
                        Issue Price Per Share to Project
                          Investors
                             In this item, shareholder approval is being sought
                             to issue a maximum number of shares to raise A$120
                             million ($90 million). The shares will be issued to
                             professional and institutional investors which have
                             not been named at this time.They may or may not be
                             existing shareholders of the company. A further
                             share purchase plan of A$15 million ($11million) is
                             to be carried out after the fund raising. Money
                             raised will be used for the development of the New
                             Bendigo Gold Project where it is projected that
                             33.6 million tons of gold will be mined over the
                             span of 25 years from an underground mine site at
                             the rate of 1.6 million tonnes per year. A period
                             of seven years is allowed to reach the design rate.
                             Based on the current share price of the company
                             which stands at A$0.135 ($0.10) per share, there
                             will be a worst-case dilution of 95 percent to
                             existing shareholders if the placement pushes
                             through. While the intended use of the funds and
                             the pursuit of the project itself would have long
                             term benefits to Bendigo, the company should find
                             an optimal mix of financing that would not
                             excessively dilute existing shareholders interest.
                             If financing through the issuance of securities is
                             the only viable option, then existing shareholders
                             should as least be given preemptive rights over
                             those shares so as to maintain their current level
                             of shareholding. The share purchase plan offered to
                             existing shareholders after the institutional
                             placement would somewhat reduce the impact of the
                             dilution but not enough to a level which ISS may
                             consider acceptable. The four resolutions presented
                             in this meeting are interdependent on each other
                             such that for all resolutions to take effect each
                             one must be passed. Given that we recommend voting
                             against Item 1, then ISS would also have to
                             recommend voting against the related resolutions in
                             Items 2,3 and 4.
                  2       Approve the Consolidation of All    For         Against                    Mgmt
                          the Ordinary Shares in the
                         Company on the Basis that Every
                        Ten Shares Be Converted into One
                          Share
                             Refer to Item 1.
                  3       Change Company Type from a Public   For         Against                    Mgmt
                        No Liability Company to a Public
                        Company Limited by Shares and Its
                         Name from Bendigo Mining NL to
                          Bendigo Mining Ltd
                             Refer to Item 1.
                  4       Adopt New Constitution Pursuant     For         Against                    Mgmt
                          to the Passing of Resolutions
                          One, Two and Three
                             Refer to Item 1.


05/11/04 - A      Blackrock Ventures Inc.        091917104                              03/26/04                   200,000
                  *BVI*
                  1       Elect C. B. Burton, J. L.           For         For                        Mgmt
                          Festival, V. M. Luhowy, K. J.
                          MacIntyre, S. Schulich and K. F.
                          Williamson as Directors
                  2       Ratify PricewaterhouseCoopers LLP   For         For                        Mgmt
                          as Auditors


06/22/04 - A      Bolivar Gold Corp. (formerly   097614101                              05/10/04                 2,435,000
                  TECNOPETROL INC)
                  1       Elect Jose Francisco Arata,         For         For                        Mgmt
                          Miguel de la Campa, Serafino
                         Iacono, Andres Carrera, Stephen
                         Wilkinson, and Robert Hines as
                          Directors
                  2       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  3       Approve Stock Option Plan           For         Against                    Mgmt
                             The total cost of the  company's  plans of 8.67
                             percent  is above  the  allowable  cap for this
                             company   of  6.33   percent.   We  oppose  the
                             amendment  to  increase   shares  reserved  for
                             options,  as well, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence compromised.
                  4       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Given the potential for excessive dilution,  we
                             do  not  recommend  shareholders  approve  this
                             resolution.
                  5       Amend Articles to eliminate         For         For                        Mgmt
                          non-board lot holdings


06/01/04 - A/S    Breakwater Resources Ltd.      106902307                              04/13/04                   325,000
                  *BWR*
                  1       Elect C. K. Benner, G. F. Bub, D.   For         For                        Mgmt
                          K. Charter, J. C. Goodman, G. A.
                          C. MacRae, A. J. Palmiere and A.
                          M. Sinclair, Jr. as Directors
                             Although these are routine appointments,
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees. For
                             this reason, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend a
                             vote FOR the entire slate. There are no insiders on
                             the Audit or Compensation Committees. The board is
                             majority independent, with two insiders, one
                             affiliated outsider and four independent directors.
                  2       Ratify Deloitte & Touche LLP as     For         For                        Mgmt
                          Auditors
                             Deloitte & Touche LLP are currently the company's
                             auditors. The company's materials indicate that
                             according to the auditor, the financial statements
                             present fairly, in all material respects, the
                             financial position of the company as at December
                             31, 2003 and 2002.
                  3       Amend Stock Option and Share        For         Against                    Mgmt
                        Purchase Components of the Share
                          Incentive Plan
                             Please see the section below entitled 'Multiple
                             Plan Notes' for a further discussion of this and
                             other plans. Vote Recommendation The total cost of
                             this amendment to the stock option component of the
                             company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             this amendment to the company's plan of 4.14
                             percent is within the allowable cap for this
                             company of 15.05 percent. We oppose the amendment
                             to increase shares reserved for options, however,
                             because it would appear that non-employee directors
                             participate in options on a discretionary basis.
                             This is a practice which gives rise to the
                             possibility of self-dealing by directors in
                             options. Directors who are able to grant themselves
                             options without limit could find their independence
                             compromised. Note that potential dilution is 5.13
                             percent of fully diluted shares. We note that the
                             amendment to increase shares reserved to the share
                             purchase component of the company's share incentive
                             plan has not been costed under the compensation
                             model. There are currently 2,156,796 shares
                             reserved for future purchase. The amendment would
                             increase the shares reserved for purchase by 1
                             million shares. As this increase has been bundled
                             with an increase to the share option component, we
                             are not at liberty to recommend that shareholders
                             approve the increase to the shares reserved for
                             share purchase under the Share Incentive Plan.
                  4       Amend Share Bonus Component of      For         Against                    Mgmt
                          the Share Incentive Plan
                             Multiple Plan Notes: The combined shareholder value
                             transfer for all amendments to this plan is 4.35
                             percent. The aggregate value of all the proposals
                             does not exceed the company's allowable shareholder
                             value transfer cap of 15.05 percent. Vote
                             Recommendation The total cost of the share bonus
                             component of company's plan is compared to an
                             allowable cap using a compensation model. The
                             allowable caps are industry-specific, market
                             cap-based, and pegged to the average amount paid by
                             companies performing in the top quartile of their
                             peer groupings. Industry classifications are
                             established using standard industry code (SIC)
                             groups. Using historic data tracked by Fairvest of
                             the value of authorized shares for issue at each
                             company ranked in the top quartile of its industry,
                             a benchmark pay level is established for each
                             industry. The total cost of this amendment to the
                             company's plan of 0.21 percent is within the
                             allowable cap for this company of 15.05 percent. We
                             oppose the amendment to increase shares reserved
                             for options, however, because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. This is a practice which gives
                             rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Note that potential
                             dilution is 0.25 percent of fully diluted shares.
                  5       Approve Grant of Four Million       For         Against                    Mgmt
                          Stock Options
                             This proposal relates to Item 3, the proposed
                             amendment to the Stock Option and Share Purchase
                             components of the Share Incentive Plan. The company
                             has granted options in excess of the number of
                             shares reserved under the Share Incentive Plan.
                             Specifically, 700,000 options to purchase common
                             shares were granted to five senior officers and one
                             senior employee on February 19, 2004, at an
                             exercise price of $0.75, expiring February 18,
                             2009, 2,250,000 options to purchase common shares
                             were granted to two executive officers on March 9,
                             2004, at an exercise price of $0.67, expiring March
                             8, 2009, 1,000,000 options to purchase common
                             shares were granted to five outside directors on
                             March 9, 2004, at an exercise price of $0.67,
                             expiring March 8, 2009 and 50,000 options to
                             purchase common shares were granted to a senior
                             employee on April 29, 2004, at an exercise price
                             equal to the price of the common shares on the TSX
                             at the close of trading on May 3, 2004, expiring
                             April 28, 2009. These grants are subject to
                             regulatory and shareholder approval. In accordance
                             with our recommendation against the resolution to
                             increase the shares reserved for stock option
                             grants (Item 3) we oppose this proposal to confirm
                             option grants in excess of those previously
                             approved by shareholders.


05/12/04 - A/S    Campbell Resources Inc.        134422609                              04/07/04                    50,000
                  *CCH.*
                  1       Elect Louis Archambault, Michel     For         For                        Mgmt
                        Blouin, Graham G. Clow, Andre Y.
                         Fortier, Nicolas Guay, James C.
                        McCartney, G.E. Kurt Pralle, and
                          James D. Raymond as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent.
                  2       Ratify issuance of shares to        For         For                        Mgmt
                          Investissement Quebec and the
                          release from escrow of those
                          shares
                             In connection with the financing of the Copper Rand
                             5000 Project, the company issued shares in a
                             private placement to Investissement Quebec that had
                             been given blanket approval by shareholders at the
                             last annual and special meeting, held in May 2003.
                             A total of 10,458,591 common shares were to be
                             issued to Investissement Quebec; however, pursuant
                             to the private placement, only 9,125,980 were
                             issued. The remaining 1,332,611 common shares were
                             issued subject to an escrow agreement until
                             shareholders could ratify their issuance and
                             approve their release at this year's meeting.
                             Fairvest does not oppose this resolution.
                  3       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Samson Belair/Deloitte & Touche have been the
                             company's auditors since 2001. The circular does
                             not provide the audit or non-audit fees paid to the
                             auditor over the most recent fiscal year.


06/29/04 - A      CHESAPEAKE GOLD CORP           165184102                              05/17/04                   240,000
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Director P. Randy Reifel
                          --- Withhold
                             We  recommend  withholding  votes from P. Randy
                             Reifel  because  he is an  insider on the Audit
                             Committee.
                  1.2     Elect Director Gerald L. Sneddon
                          --- For
                  1.3     Elect Director John Perston ---
                          For
                      1.4 Elect Director Daniel J. Kunz ---
                                       For
                  2       Ratify Moen & Company as Auditors   For         For                        Mgmt
                             Moen  &  Company   have   been  the   company's
                             auditors since 2002.
                  3       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                            most recent fiscal year.


05/20/04 - A      Coeur D' Alene Mines Corp.     192108108                              04/01/04                   100,000
                  *CDE*
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Cecil D. Andrus
                          --- For
                  1.2     Elect Director James J. Curran
                          --- For
                  1.3     Elect Director James A. McClure
                          --- For
                  1.4     Elect Director Robert E. Mellor
                          --- For
                  1.5     Elect Director John H. Robinson
                          --- For
                  1.6     Elect Director J. Kenneth
                          Thompson --- For
                  1.7     Elect Director Timothy R.
                          Winterer --- For
                  1.8     Elect Director Dennis E. Wheeler
                          --- For
                  2       Increase Authorized Common Stock    For         For                        Mgmt
                  3       Other Business                      For         Against                    Mgmt
                             As we cannot know the content of these issues, we
                             do not recommend that shareholders approve this
                             request.


05/10/04 - A/S    Corriente Resources Inc.       22027E102                              03/29/04                   425,000
                  *CTQ*
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Kenneth R. Shannon
                          --- For
                             The board is a majority  independent  and there
                             are no  insiders  on the Audit or  Compensation
                             Committee.
                  1.2     Elect Director Leonard Harris ---
                          For
                  1.3     Elect Director Richard P. Clark
                          --- For
                  1.4     Elect Director Anthony F. Holler
                          --- For
                  1.5     Elect Director G. Ross McDonald
                          --- For
                  2       Ratify Auditors                     For         For                        Mgmt
                             PricewaterhouseCoopers  LLP are  currently  the
                             company's auditors.
                  3       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                            most recent fiscal year.
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             This item will reserve an additional  1,578,464
                             shares under the  company's  Stock Option Plan.
                             The  total  cost  of  the  company's   plan  is
                             compared   to  an   allowable   cap   using   a
                             compensation  model.  The  allowable  caps  are
                             industry-specific,    market   cap-based,   and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost  of the  company's  plans  of  6.08
                             percent  is within the  allowable  cap for this
                             company  of  14.04   percent.   We  oppose  the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.   The  amended  plan
                             represents   dilution  of  7.69  percent  on  a
                             fully-diluted basis.
                  5       Amend Articles RE: Remove the       For         Against                    Mgmt
                          Pre-Existing Company Provisions In conjunction with
                             the adoption of new Articles, the company is
                             required to alter it's Notice of Articles to remove
                             the application of pre-existing company provisions
                             that are required pursuant to the British Columbia
                             Business Corporations Act. While this is a routine
                             item, proposed to enable the company to facilitate
                             the completion of adopting new Articles, we
                             recommend shareholders vote against this resolution
                             given our opposition to the item 6.
                  6       Adopt New Articles                  For         Against                    Mgmt
                             Shareholders  are being  asked to  approve  the
                             adoption of new Articles of Incorporation.  The
                             new Articles  include minor changes and updates
                             including:   permitting   unlimited  authorized
                             capital    and    allowing    the     auditors'
                             remuneration  to be set by  directors,  without
                             the  necessity  of  shareholder  approval  each
                             year.  The  amendments are being proposed given
                             the recent  amendments to the British  Columbia
                             Business  Corporations  Act.  Fairvest  prefers
                             companies  to have a fixed limit on  authorized
                             capital and feels that auditor  remuneration is
                             and issue of growing  interest to shareholders.
                             As  such  we  do  not  recommend   shareholders
                             approve this resolution.
                  7       Increase Authorized Capital         For         Against                    Mgmt
                             Shareholders  are being requested to approve an
                             amendement  to the articles of the  corporation
                             in order to change the authorized  capital from
                             50,000,000  shares  to an  unlimited  number of
                             shares.     The    company     currently    has
                             approximately  45  million  shares  issued  and
                             outstanding.   Although  unlimited   authorized
                             capital  is now  permitted  under  the  updated
                             British  Columbia  Business  Corporations Act ,
                             the  Act by  which  the  company  is  governed,
                             Fairvest  prefers to see companies with a fixed
                             maximum limit on  authorized  capital which can
                             be increased when needed.
                  8       Other Business                      For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


05/11/04 - A      DIAMONDS NORTH RES LTD         252785100                              04/02/04                 1,800,000
                  1       Appoint Auditors                    For         For                        Mgmt
                             G. Ross McDonald is the company's current auditor.
                  2       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                            most recent fiscal year.
                  3       Fix Number of Directors at four     For         For                        Mgmt
                             This is a routine item.
                  4       Elect Directors                     For         For                        Mgmt
                  4.1     Elect Mark Kolebaba as Director
                          --- For
                             We  recommend   withholding   votes  from  Mark
                             Kolebaba  because he is an insider on the Audit
                             and  Compensation  Committees.   The  board  is
                             majority independent.
                  4.2     Elect Bernard H. Kahlert as
                          Director --- For
                  4.3     Elect Maynard E. Brown as
                          Director --- For
                  4.4     Elect Yale R. Simpson as Director
                          --- For
                  5       Set the number of shares issuable   For         For                        Mgmt
                          under stock option plan
                             Shareholders are being asked to approve an
                             amendment to the company's stock option plan that
                             would, if passed, increase the number of shares
                             available for issuance pursuant to the plan from
                             2,862,578 to 4,938,305 shares. The total cost of
                             the company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's plans of 13.79 percent is above the
                             allowable cap for this company of 7.98 percent. We
                             also oppose the amendment to increase shares
                             reserved for options because it would appear that
                             non-employee directors participate in options on a
                             discretionary basis. This is a practice which gives
                             rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 16.67 percent
                             on a fully-diluted basis.
                  6       Other Business (Voting)             For         For                        Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


05/13/04 - A      Dynatec Corp. *DY.*            267934107                              04/13/04                   170,000
                  1       Elect Ian Delaney, Bruce Walter,    For         For                        Mgmt
                          W. Robert Dengler, John Lill,
                          Ronald Fournier, Daniel Owen,
                          David Banks, Patrick James as
                          Directors
                  2       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors


06/30/04 - A      ECU SILVER MNG INC             26830P105                              05/10/04                   900,000
                  1       Elect Michel Roy, Clifford          For         Withhold                   Mgmt
                         Belanger, David Hu, Michael T.
                          Mason, and Olivier Regis as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. The board is
                             majority independent. The circular does not
                             disclose the members of the Audit Committee
                             specifically but does state that it is composed of
                             a majority of unrelated directors, as that term is
                             defined in the policies of the TSX Venture
                             Exchange. Thus it is possible that there is an
                             insider on the Audit Committee and, as such, we
                             recommend withholding votes from the entire slate
                             of directors.
                  2       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Guimond  &  Associate  Inc.  are the  company's
                             current   auditors.   The  circular   does  not
                             provide  the  audit or  non-audit  fees paid to
                             the auditor over the most recent fiscal year.


05/13/04 - A      Eldorado Gold Corp Ltd.        284902103                              04/13/04                   500,000
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director John S. Auston ---
                          For
                  1.2     Elect Director K. Ross Cory ---
                          For
                  1.3     Elect Director Robert R. Gilmore
                          --- For
                  1.4     Elect Director Wayne D. Lenton
                          --- For
                  1.5     Elect Director Hugh C. Morris ---
                          For
                  1.6     Elect Director Paul N. Wright ---
                          For
                  2       Ratify Auditors                     For         For                        Mgmt
                  3       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                  4       Amend Incentive Stock Option Plan   For         Against                    Mgmt
                             Vote  Recommendation        The  total  cost of
                             the  company's  plans of 1.83 percent is within
                             the  allowable  cap for  this  company  of 5.28
                             percent.  We oppose the  amendment  to increase
                             shares reserved for options,  however,  because
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence compromised.


06/28/04 - A/S    European Minerals              29879A104                              05/29/04                    35,000
                  Corp(formerly Kazakhstan
                  Minerals Corporat *EPM.U*
                  1       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             PricewaterhouseCoopers LLP are the company's
                             current auditors. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  2       Elect William G. Kennedy, Anthony   For         Withhold                   Mgmt
                          J. Williams, Dr. Barry D. Rayment, and Marvin J.
                          Singer as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             William G. Kennedy is an insider on the Audit
                             Committee. The board is majority independent.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                                     Shareholders are being asked to provide
                             blanket approval for the potential issuance of up
                             to 57,902,122 shares, representing potential
                             dilution of 100 percent of the outstanding shares.
                             The shares have a 52-week high and low of $1.12 and
                             $0.32, respectively, and are currently trading at
                             $0.58 per share; as such any share issuances could
                             be issued at a 25 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.


06/28/04 - A/S    European Minerals              29879A104                              05/29/04                   800,000
                  Corp(formerly Kazakhstan
                  Minerals Corporat *EPM.U*
                  1       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             PricewaterhouseCoopers LLP are the company's
                             current auditors. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  2       Elect William G. Kennedy, Anthony   For         Withhold                   Mgmt
                          J. Williams, Dr. Barry D. Rayment, and Marvin J.
                          Singer as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             William G. Kennedy is an insider on the Audit
                             Committee. The board is majority independent.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             57,902,122 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $1.12 and
                             $0.32, respectively, and are currently trading at
                             $0.58 per share; as such any share issuances could
                             be issued at a 25 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.


06/07/04 - S      EUROPEAN NICKEL PLC            G3285C106                              None                       400,000
                  1       Accept Financial Statements and     For         For                        Mgmt
                          Statutory Reports
                  2       Approve Increase in Authorised      For         For                        Mgmt
                        Capital from GBP 1,500,000 to GBP
                          2,000,000
                             This item proposes to increase the Company's
                             authorised capital from GBP 1.5 million ($2.64
                             million) to GBP 2 million ($3.52 million), an
                             increase of 33.3 percent. The Company currently has
                             issued capital of GBP 950,760 ($1,673,337.60), or
                             95 percent of the current amount of authorised
                             capital. We have no objections to this proposal.
                  3       Authorise Issuance of Equity or     For         For                        Mgmt
                          Equity-Linked Securities with
                          Pre-emptive Rights up to
                         Aggregate Nominal Amount of GBP
                          678,724.73
                             The Company is proposing an amount for share
                             issuances with pre-emptive rights equivalent to 71
                             percent of current issued share capital. Although
                             this amount exceeds the recommended limit of 33%,
                             we are willing to permit authorities up to a
                             maximum of 100% of the issued share capital having
                             regard to the Company's size and scope.
                  4       Authorise Issuance of Equity or     For         Against                    Mgmt
                        Equity-Linked Securities without
                          Pre-emptive Rights up to
                         Aggregate Nominal Amount of GBP
                          230,000
                             The  Company   proposes  an  amount  for  share
                             issuances  without  pre-emptive  rights  up  to
                             24.2 percent of current  issued share  capital,
                             which exceeds guidelines for such issuances.


05/28/04 - A/S    First Point Minerals Corp      335937108                              04/16/04                   770,000
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director William H.
                          Myckatyn --- For
                             The board is  majority  independent.  There are
                             no    insiders   on   either   the   Audit   or
                            Compensation Committees.
                  1.2     Elect Director Roderick W.
                          Kirkham --- For
                  1.3     Elect Director Peter M.D.
                          Bradshaw --- For
                  1.4     Elect Director Robert A. Watts
                          --- For
                  1.5     Elect Director Patrick J. Mars
                          --- For
                  2       Appoint Auditors                    For         For                        Mgmt
                             De Visser Gray has been the company's  auditors
                             since 1996.
                  3       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                            most recent fiscal year.
                  4       Approve Incentive Stock Option      For         Against                    Mgmt
                          Plan
                             This item will confirm the company's ten percent
                             rolling stock option plan. The total cost of the
                             company's plan is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's plan of 5.16 percent is within the
                             allowable cap for this company of 9.51 percent.
                             Fairvest prefers companies to adopt a fixed maximum
                             number of shares to be reserved pursuant to options
                             plans, rather than 'rolling' stock option plans. We
                             oppose this resolution, however, because it would
                             appear that non-employee directors participate in
                             options on a discretionary basis. This is a
                             practice which gives rise to the possibility of
                             self-dealing by directors in options. Directors who
                             are able to grant themselves options without limit
                             could find their independence compromised.
                             Shareholders should note that this plan could allow
                             options to be granted with a discounted exercise
                             price if permitted for by the TSX Venture Exchange.
                             The amended plan could represent dilution of up to
                             10.83 percent on a fully-diluted basis at any point
                             in time.
                  5       Other Business                      For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


05/19/04 - A/S    FNX MINING COMPANY INC         30253R101                              04/12/04                   375,000
                  (formerly Fort Knox Gold
                  Resources In *FNX.*
                  1       Elect A. Terrance MacGibbon,        For         For                        Mgmt
                          Terrence Podolsky, Donald M.
                        Ross, Robert D. Cudney, Wayne G.
                         Beach, James W. Ashcroft, Frank
                         McKenna, John Lydall, J. Duncan
                          Gibson as Directors
                  2       Ratify KPMG LLP as Auditors and     For         For                        Mgmt
                         Authorise Board to Fix Auditor
                          Remuneration.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             We oppose  the  resolution  due to the level of
                             dilution it presents.


05/06/04 - A      Freeport-McMoRan Copper &      35671D881                              03/12/04                    26,500
                  Gold Inc. *FCX*
                       Meeting For Preferred Shareholders
                  1.1     Elect Director Robert J. Allison,   For         For                        Mgmt
                          Jr.
                             Please note that ISS does not provide vote
                             recommendations for any agendas representing
                             preferred stockholders, warrant holders or debt
                             holders. Therefore no analysis will be provided.
                  1.2     Elect Director R. Leigh Clifford    For         Withhold                   Mgmt
                             Please  note  that ISS does  not  provide  vote
                             recommendations  for any  agendas  representing
                             preferred  stockholders,   warrant  holders  or
                             debt  holders.  Therefore  no analysis  will be
                             provided.
                  1.3     Elect Director James R. Moffett     For         For                        Mgmt
                             Please  note  that ISS does  not  provide  vote
                             recommendations  for any  agendas  representing
                             preferred  stockholders,   warrant  holders  or
                             debt  holders.  Therefore  no analysis  will be
                             provided.
                  1.4     Elect Director B.M. Rankin, Jr.     For         For                        Mgmt
                             Please  note  that ISS does  not  provide  vote
                             recommendations  for any  agendas  representing
                             preferred  stockholders,   warrant  holders  or
                             debt  holders.  Therefore  no analysis  will be
                             provided.
                  1.5     Elect Director J. Taylor Wharton    For         For                        Mgmt
                             Please  note  that ISS does  not  provide  vote
                             recommendations  for any  agendas  representing
                             preferred  stockholders,   warrant  holders  or
                             debt  holders.  Therefore  no analysis  will be
                             provided.


05/06/04 - A      Freeport-McMoRan Copper &      35671D857                              03/12/04                    35,000
                  Gold Inc. *FCX*
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Director Robert J. Allison,
                          Jr. --- For
                             We recommend a vote FOR the directors  with the
                             exception  of R. Leigh  Clifford.  We recommend
                             that shareholders  WITHHOLD votes from R. Leigh
                          Clifford for poor attendance.
                  1.2     Elect Director R. Leigh Clifford
                          --- Withhold
                  1.3     Elect Director James R. Moffett
                          --- For
                      1.4 Elect Director B. M. Rankin, Jr.
                                     --- For
                  1.5     Elect Director J. Taylor Wharton
                          --- For
                  2       Ratify Auditors                     For         For                        Mgmt
                  3       Approve Non-Employee Director       For         For                        Mgmt
                          Omnibus Stock Plan
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.38 percent is within the allowable cap
                             for this company of 7.35 percent. Additionally,
                             this plan expressly forbids repricing.
                  4       Halt Payments to Indonesian         Against     Against                    ShrHoldr
                          Military


06/15/04 - A/S    Gabriel Resources Ltd. *GBU*   361970106                              05/11/04                   350,000
                  1       Fix Number of Directors             For         For                        Mgmt
                  2       Elect Directors                     For         For                        Mgmt
                  3       Approve Grant Thornton LLP as       For         For                        Mgmt
                         Auditors and Authorize Board to
                          Fix Remuneration of Auditors
                  4       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Given the potential for excessive dilution,  we
                             do  not  recommend  shareholders  approve  this
                             resolution.


05/06/04 - A/S    Glamis Gold Ltd. *GLG.*        376775102                              03/22/04                   300,000
                  1       Fix Number of Directors             For         For                        Mgmt
                  2       Elect Directors                     For         For                        Mgmt
                  2.1     Elect Director A. Dan Rovig ---
                          For
                  2.2     Elect Director C. Kevin McArthur
                          --- For
                  2.3     Elect Director Kenneth F.
                          Williamson --- For
                  2.4     Elect Director Jean Depatie ---
                          For
                      2.5 Elect Director A. Ian S. Davidson
                                     --- For
                  2.6     Elect Director P. Randy Reifel
                          --- For
                  3       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  4       Amend Stock Option Plan             For         For                        Mgmt
                             Please   see   the   section   below   entitled
                             'Multiple Plan Notes' for a further  discussion
                             of   this   and   other   plans.           Vote
                             Recommendation        The  total  cost  of  the
                             Incentive  Share  Purchase  Option Plan of 2.77
                             percent  is within the  allowable  cap for this
                             company  of 3.73  percent,  as is the  combined
                             cost  of   both   equity   compensation   plans
                             (3.42%).  Additionally,   this  plan  expressly
                             forbids  repricing  and  limits   non-executive
                             director participation.
                  5       Approve Equity Incentive Plan       For         For                        Mgmt
                             Multiple Plan Notes:  The combined  shareholder
                             value  transfer  for all  plans  considered  is
                             3.42 percent.  The  aggregate  value of all the
                             proposals   does  not  exceed   the   company's
                             allowable  shareholder  value  transfer  cap of
                             3.73  percent.  Fairvest  supports  those plans
                             that  provide,   in  aggregate,   the  greatest
                             shareholder  value transfer  without  exceeding
                             the  allowable  cap  and  that  do not  violate
                             repricing       guidelines.                Vote
                             Recommendation        The  total  cost  of  the
                             Equity   Incentive  Plan  of  0.66  percent  is
                             within the  allowable  cap for this  company of
                             3.73  percent as is the  combined  cost of both
                             equity  compensation  plans  (3.42%).  As  well
                             this   plan    includes    a   limit   on   the
                             participation of outside directors.


05/27/04 - S      Gold Reserve Inc. (Formerly    38068N108                              None                       200,000
                  Gold Reserve Corp. ) *GRZ.*
                  1       Elect Rockne J. Timm, A. Douglas    For         For                        Mgmt
                         Belanger, James P. Geyer, James
                          H. Coleman, Patrick D. McChesney,
                        Chris D. Mikkelsen, Jean Charles
                          Potvin as Directors
                             Although these are routine appointments given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The proposed slate comprise of three
                             insiders and four independent outside directors.
                             There are no insiders on either the audit or
                             compensation committees.
                  2       Ratify PricewaterhouseCoopers LLP   For         For                        Mgmt
                          as Auditors
                             PricewaterhouseCoopers have been the company's
                             auditors since 1992. The company's materials
                             indicate that according to the auditor, the
                             financial statements present fairly, in all
                             material respects, the financial position of the
                             company as at December 31, 2003.
                  3       Approve Issuance of Shares Upon     For         For                        Mgmt
                          Exercise of Underwriters'
                          Compensation Options
                             In connection with a previous private placement of
                             $14.1 million in September 2003, underwriters are
                             entitled to 202,100 non-assignable options as
                             partial consideration for their services. The
                             options are exercisable until expiry on March 28,
                             2005 at $3.64 per compensation unit. Each
                             compensation unit entitles the holder to one Class
                             A common share and one-half of a warrant. A warrant
                             is exercisable at $5.25 per common share with an
                             expiry of March 28, 2005. Shareholders are thus
                             asked to approve the issuance of 303,150 shares in
                             this regard as the company reached its maximum
                             allowable shares issued by way of private placement
                             of 25 percent of issued shares during the September
                             2003 issue. If shareholders do not authorise the
                             issuance the company is obligated to make an
                             equivalent cash consideration of $456,418 (based on
                             Black-scholes options valuation). Alternatively,
                             and subject to TSX approval, the company may issue
                             an equivalent number of common shares based on the
                             weighted average trading price of the counter
                             during the five days prior to the meeting. Given
                             the minimal dilution involved of just over 1
                             percent and the fact that shares issued by way of
                             private placement remains within Fairvest's
                             benchmark of 30 percent we do not oppose this item.
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plan is compared to an allowable cap
                             using a compensation  model. The allowable caps
                             are  industry-specific,  market cap-based,  and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost  of  the  company's  plan  of  9.93
                             percent  is well  above the  allowable  cap for
                             this  company  of  6.39  percent.  Moreover  it
                             would   appear  that   non-employee   directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their  independence   compromised.   Note  that
                             potential  dilution  is 11.23  percent of fully
                             diluted shares.
                  5       Approval of Purchase of Class A     For         For                        Mgmt
                          Shares by the KSOP Plan.
                             The resolution seeks shareholder approval for the
                             issuance of 75,000 Class A shares for purchase by
                             its KSOP (retirement) Plan at $4.56, the stock's
                             closing price on February 23, 2004. Given minimal
                             dilution and the 20 percent premium to current
                             trading levels we see no reason to oppose the
                             issuance.


06/16/04 - A      Goldcorp Inc. *G.*             380956409                              04/30/04                   100,000
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Director D.R. Beatty --- For
                             We  recommended  withholding  votes  from Brian
                             Jones  given  his  low   attendance   at  board
                             meetings. 1.2 Elect Director R.M. Goldsack ---
                          For
                  1.3     Elect Director S.R. Horne --- For
                  1.4     Elect Director J.P. Hutch --- For
                  1.5     Elect Director B.W. Jones ---
                          Withhold
                  1.6     Elect Director R.R. McEwen --- For
                  1.7     Elect Director D.R.M. Quick ---
                          For
                  1.8     Elect Director M.L. Stein --- For
                  2       Approve KPMG LLP as Auditors and    For         For                        Mgmt
                          Authorize Board to Fix
                          Remuneration of Auditors


06/22/04 - A      Great Basin Gold Ltd           390124105                              05/13/04                   300,000
                  (Formerly Pacific Sentinel
                  Gold Corp.) *GBG*
                  1       Fix Number of Directors at Ten      For         For                        Mgmt
                             This is a routine item.
                  2       Elect Directors                     For         For                        Mgmt
                  2.1     Elect as Director Ronald W.
                          Thiessen --- For
                             The proposed slate of ten directors comprise of two
                             insiders, four affiliated outsiders and four
                             independent directors. Neither of the insiders sit
                             on the Audit Committee of the company and we
                             therefore support this slate.
                  2.2     Elect as Director Robert A.
                          Dickinson --- For
                  2.3     Elect as Director Jeffrey R.
                          Mason --- For
                  2.4     Elect as Director David J.
                          Copeland --- For
                  2.5     Elect as Director Scott D.
                          Cousens --- For
                  2.6     Elect as Director T. Barry
                          Coughlan --- For
                  2.7     Elect as Director David S.
                          Jennings --- For
                  2.8     Elect as Director Walter T.
                          Segsworth --- For
                  2.9     Elect as Director Robert G. Still
                          --- For
                  2.10    Elect as Director Sipho A. Nkosi
                          --- For
                  3       Approve KPMG LLP as Auditors and    For         For                        Mgmt
                          Authorize Board to Fix
                          Remuneration of Auditors
                             KPMG are the company's current auditors. The
                             company's materials indicate that according to the
                             auditor, the financial statements present fairly,
                             in all material respects, the financial position of
                             the company as at December 31, 2003.
                  4       Alter Notice of Articles            For         Against                    Mgmt
                             Following   the   replacement   of  the  former
                             Company Act with the Business  Corporations Act
                             all   companies   must  complete  a  transition
                             application.   The   new   rules   permit   the
                             directors   additional   flexibility   and  the
                             company   intends  to  alter  the  articles  to
                             change the maximum number of shares  authorised
                             for issuance  from 200 million to  'unlimited'.
                             Fairvest   generally   approves   requests   to
                             increase  authorized  capital to a fixed number
                             of  shares  if  the  total   shares   currently
                             outstanding  are equal to more than 30  percent
                             of the  shares  authorized.  However  we do not
                             support  resolutions  for unlimited  authorised
                             share  capital as it may  facilitate  excessive
                             dilution.
                  5       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Advance shareholder approval is being sought to
                             allow the company to issue 86,285,379 shares under
                             private placements over the 12 month period after
                             such approval is received. The rules of the TSX
                             currently provide that the aggregate number of
                             shares a listed company may issue or make subject
                             to issuance under share purchase warrants or other
                             convertible security by way of private placement
                             during any six-month period cannot exceed 25
                             percent of the number of shares outstanding on an
                             undiluted basis. If this limitation is to be
                             surpasses shareholder approval must be obtained.
                             Implementation of this proposal could result in the
                             issuance of shares equal to up to 100 percent of
                             the total outstanding at the time the placements
                             are entered into. The company notes the need for
                             financial flexibility as the reason for this
                             resolution. We cannot support the proposal due to
                             the excessive level of potential dilution it
                             represents.
                  6       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plan is compared to an allowable cap
                             using a compensation  model. The allowable caps
                             are  industry-specific,  market cap-based,  and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost  of the  company's  plans  of  6.23
                             percent  is within the  allowable  cap for this
                             company   of  7.78   percent.   We  oppose  the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.  Note that potential
                             dilution  is  10.8  percent  of  fully  diluted
                             shares.


05/07/04 - A      Hecla Mining Co. *HL*          422704106                              03/11/04                   200,000
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Ted Crumley --- For
                  1.2     Elect Director Charles L.
                          McAlpine --- For
                  1.3     Elect Director Jorge E. Ordonez
                          C. --- For
                  2       Amend Omnibus Stock Plan            For         For                        Mgmt
                                                                                 V.
                             Vote Recommendation The total cost of the company's
                             plans of 5.32 percent is within the allowable cap
                             for this company of 8.97 percent. In 2003, the
                             company granted over 25 percent of its total grants
                             to its top five named executives.


06/15/04 - A/S    High River Gold Mines Ltd.     42979J107                              05/05/04                 1,000,000
                  *HRG*
                  1       Elect Alexandr Balabanov, W.        For         For                        Mgmt
                         Derek Bullock, Michael Chieng,
                        Laurence Curtis, Valery Dmitriev,
                        David Mosher, Vladimir Polevanov,
                        Mark Rachovides and Donald Whalen
                          as Directors
                  2       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Given the potential for excessive dilution,  we
                             do  not  recommend  shareholders  approve  this
                             resolution.
                  3       Extend the Time of Expiry of        For         For                        Mgmt
                          Certain Warrants
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation        The  total  cost of
                             the  company's  plans of 4.35 percent is within
                             the  allowable  cap for  this  company  of 4.97
                             percent.  We oppose the  amendment  to increase
                             shares reserved for options,  however,  because
                             it would  appear  that  non-employee  directors
                             have the ability to  participate  in options on
                             a discretionary  basis.  Directors who are able
                             to  grant  themselves   options  without  limit
                             could find their independence compromised.
                  5       Approve Acquisition of Shares in    For         For                        Mgmt
                          OJSC Buryatzoloto
                  6       Appoint PricewaterhouseCoopers      For         For                        Mgmt
                          LLP as Auditors and Authorize
                          Board to Fix Remuneration of
                          Auditors


06/08/04 - A/S    Iamgold Corporation            450913108                              04/28/04                   715,000
                  (Formerly Iamgold Intl.
                  Mining ) *IMG.*
                  1       Approve Issuance of Common Shares   For         For                        Mgmt
                          of IAMGold in Connection with
                        Business Combination with Wheaton
                          River Minerals Ltd.
                  2       Amend Articles to Increase          For         For                        Mgmt
                          Maximum Number of Directors from
                          Ten to Sixteen and Change Name to
                          Axiom Gold in the Event the Share
                          Issue Resolution(item 1) is
                          Passed.
                  3       Amend Share Incentive Plan          For         For                        Mgmt
                             Vote  Recommendation        The  total  cost of
                             the  company's  plans of 2.81 percent is within
                             the  allowable  cap for  this  company  of 3.46
                             percent.   While  we  generally  oppose  option
                             plans when non-executive  directors are allowed
                             to   participate   in   such   plans   due  the
                             possibility  of   self-dealing,   Fairvest  has
                             received a written  confirmation  from  IAMGOLD
                             that    non-executive    directors   will   not
                             participate   in  the  Axiom  Option  Plan.  We
                             therefore support this resolution.
                  4       Adopt New By-Laws                   For         For                        Mgmt
                  5       Elect William D. Pugliese, Gordon   For         For                        Mgmt
                          J. Bogden, John A. Boultbee,
                        Derek Bullock, Donald K. Charter,
                        Joseph F. Conway, Mahendra Naik,
                          Robert A. Quartermain as
                         Directors and Additional Eight
                          Directors From Wheaton River
                          Minerals
                  6       Ratify Deloitte & Touche as         For         For                        Mgmt
                          Auditors and KPMG LLP if Combination is not Completed.


04/15/04 - A      Inca Pacific Resources Inc.    45324A101                              03/11/04                    90,000
                  1       Appoint PricewaterhouseCoopers as   For         For                        Mgmt
                          Auditors
                             PricewaterhouseCoopers have been the company's
                             auditors since 2000. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  2       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             This is a routine item.
                  3       Fix Number of Directors at five     For         For                        Mgmt
                             This is a routine item.
                  4       Elect Anthony Floyd as Director     For         Withhold                   Mgmt
                             We  recommend  withholding  votes from  Anthony
                             Floyd  because  he is an  insider  on the Audit
                             Committee.
                  5       Elect Geoffrey Harden as Director   For         For                        Mgmt
                  6       Elect L. Rodriguez                  For         For                        Mgmt
                          Mariategui-Proano as Director
                  7       Elect Charles G. Preble as          For         For                        Mgmt
                          Director
                  8       Elect Bryan Morris as Director      For         For                        Mgmt
                  9       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             This proposal could result in dilution over 20% of
                             the outstanding shares; as such we do not recommend
                             shareholders approve this resolution. Shareholders
                             are being asked to provide blanket approval for the
                             potential issuance of shares pursuant to future
                             private placements. The circular states that if
                             passed, this resolution would allow the company to
                             issue shares or securities convertible into shares
                             equal to 20% or more of the outstanding shares.
                             Shareholders should note that the company could
                             potentially issue shares pursuant to this
                             resolution equal to 100% of the current outstanding
                             shares. The shares have a 52-week high and low of
                             $0.24 and $0.025, respectively, and are currently
                             trading at $0.12 per share; as such any share
                             issuances could be issued at a 25 percent discount
                             to the fair market value as per Exchange
                             regulations. Fairvest prefers to see blanket
                             approval for future private placements to be capped
                             at no more than 30 percent of the outstanding
                             shares. Given the potential for excessive dilution,
                             we do not recommend shareholders approve this
                             resolution.
                  10      Other Business (Voting)             For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/10/04 - A      Ivanhoe Mines Ltd. (Formerly   46579N103                              04/21/04                   490,800
                  Indochina Goldfields Ltd)
                  *IVN*
                  1       Amend By-Law No. 1                  For         For                        Mgmt
                  2       Approve Issuance of up to 50        For         For                        Mgmt
                          million Equity Securities
                  3       Approve Increase in Number of       For         For                        Mgmt
                          Directors to 12
                  4       Elect Directors                     For         For                        Mgmt
                  5       Appoint Deloitte & Touche,          For         For                        Mgmt
                        Chartered Accountants as Auditors
                          and Authorize Board to Fix
                          Remuneration of Auditors


05/20/04 - A      Jiangxi Copper                 Y4446C100                              04/20/04                 4,000,000
                  1       Accept Report of Directors          For         For                        Mgmt
                  2       Accept Report of the Supervisory    For         For                        Mgmt
                          Committee
                  3       Accept Financial Statements and     For         For                        Mgmt
                          Auditors' Reports
                  4       Approve Proposal for Profit         For         For                        Mgmt
                          Distribution
                             The  board is  proposing  a final  dividend  of
                        RMB0.012 ($0.001) per 10 shares.
                  5       Reappoint Deloitte Touche           For         For                        Mgmt
                          Tohmatsu Shanghai CPA Ltd. and
                          Deloitte Touche Tohmatsu as the
                          Company's PRC and International
                          Auditors and Authorize Any Two
                          Executive Directors to Fix Their
                          Remuneration and to Enter into
                          the Service Agreement with the
                          Auditors
                  6       Approve Issuance of Equity or       For         Against                    Mgmt
                        Equity-Linked Securities without
                          Preemptive Rights
                             ISS recommends voting against the issuance of
                             shares without preemptive rights unless the company
                             provides specific language and terms that there
                             will be (1) adequate restrictions on discounts and
                             (2) no authority to refresh the share issuance
                             amounts without prior shareholder approval. This is
                             in light of abuses made by a number of Hong Kong
                             companies that have issued shares at steep
                             discounts to related parties and renewed the share
                             issuance amount under this authority without
                             shareholder approval, which are permissible under
                             current law.


06/11/04 - A      MAG SILVER CORP                55903Q104                              05/05/04                    25,000
                  1       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Deloitte & Touche LLP have been the company's
                             auditors since 2000. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  2       Elect Directors                     For         For                        Mgmt
                  2.1     Elect Director George S. Young
                          --- For
                             The board is  majority  independent.  There are
                             no insiders on the Audit Committee.
                  2.2     Elect Director David G.S. Pearce
                          --- For
                  2.3     Elect Director Eric H. Carlson
                          --- For
                  2.4     Elect Director R. Michael Jones
                          --- For
                  3       Approve an amendment to the         For         For                        Mgmt
                          provisions governing the release
                          of shares of the Company
                          currently held in escrow
                             Shareholders are being asked to approve an
                             amendment to the provisions governing the release
                             of shares of the company currently held in escrow.
                             An aggregate of 1,520,000 common shares were
                             deposited into escrow under the Original Escrow
                             Agreement. These shares are to be released from
                             escrow on a pro rata basis as to one-third on each
                             of the first three anniversaries of the completion
                             by the company of its Qualifying Transaction. This
                             was completed on April 15, 2003. A further 300,000
                             common shares were deposited into escrow under the
                             New Escrow Agreement. These shares are to be
                             released from escrow as to 10% on April 21, 2003
                             and 15% each six months thereafter so that all
                             shares will be released by April 21, 2006. The
                             reason for the difference in the escrow release
                             provisions is that the TSX Venture Exchange
                             policies changed between the dates of the two
                             Agreements. The company is asking that the
                             provisions of the Original Escrow Agreement be
                             amended to be the same as the provisions of the New
                             Escrow Agreement. As the shares will still be
                             released from escrow in tranches over a period of
                             time, Fairvest does not oppose this resolution.


05/11/04 - A/S    Meridian Gold Inc. *MNG.*      589975101                              03/29/04                    50,000
                  1       Elect John A. Eckersley, Robert     For         For                        Mgmt
                          A. Horn, Brian J. Kennedy, Christopher R. Lattanzi,
                          Malcolm W. MacNaught, Gerald E. Munera, Carl L.
                          Renzoni as Directors
                  2       Ratify Auditors                     For         For                        Mgmt
                  3       Amend Bylaws Re:Mandatory           For         Against                    Mgmt
                          Retirement Age
                             Given that Meridian has already adopted wholly
                             independent key committees and Fairvest prefers to
                             see boards engaging in self-evaluations on an
                             annual basis, we do not feel that the less dynamic
                             practice of fixing a retirement age and term
                             limits, is acceptable at this time for this
                             company.


05/27/04 - A/S    METALLIC VENTURES GOLD INC     591253109                              04/23/04                   100,000
                  1       Elect Jeffrey R. Ward, Richard D.   For         For                        Mgmt
                          McNeely, Norman F. Findlay,
                        William R.C Blundell, Timothy J.
                          Ryan, Rand A. Lomas as Directors Although these are
                             routine appointments given that shareholders may
                             wish to express differing views as to the
                             suitability of the director nominees, Fairvest
                             takes the view that shareholders should have the
                             ability to cast ballots with respect to individuals
                             rather than the entire slate. If this is possible,
                             they will not be forced to withhold votes for the
                             board as a whole as their only method of
                             registering a negative view of an individual or
                             individuals. The proposed slate comprise of two
                             insiders, one affiliated outside director and three
                             independent directors. None of the insiders sit on
                             the audit or compensation committees and thus we do
                             not oppose this slate.
                  2       Ratify PricewaterhouseCoopers as    For         For                        Mgmt
                         Auditors and Authorise Board to
                          Fix Auditor Remuneration.
                             PricewaterhouseCoopers LLP are the company's
                             current auditors. The company's materials indicate
                             that according to the auditor, the financial
                             statements present fairly, in all material
                             respects, the financial position of the company as
                             at December 31, 2003.
                  3       Amend Articles of Amalgamation.     For         For                        Mgmt
                             This  special  resolution  seeks to  amend  the
                             articles  of  amalgamation  in order to  delete
                             the   Class  A  shares   from  its   authorised
                             capital.  The Class A shares  were  created and
                             issued  prior to the company  going  public and
                             the  terms  of the  shares  provide  that  such
                             shares  are  converted  to common  shares  upon
                             such an  event.  Thus no Class A shares  may be
                             issued in accordance with their terms.
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote   Recommendation        Shareholders   are
                             asked to approve an  extension in the number of
                             shares  reserved  under the stock  option  plan
                             from 5,000,000 to 7,500,000  shares.        The
                             total cost of the  company's  plan is  compared
                             to  an  allowable  cap  using  a   compensation
                             model.      The     allowable      caps     are
                             industry-specific,    market   cap-based,   and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level  is   established   for  each   industry.
                                     The total cost of the company's plan of
                             9.05 percent is well above the allowable cap for
                             this company of 5.71 percent. Moreover it would
                             appear that non-employee directors participate in
                             options on a discretionary basis. This is a
                             practice which gives rise to the possibility of
                             self-dealing by directors in options. Directors who
                             are able to grant themselves options without limit
                             could find their independence compromised. Note
                             that potential dilution is 12.1 percent of fully
                             diluted shares.
                  5       Amend Bylaws                        For         Against                    Mgmt
                             The proposed  by-law  amendment  seeks to lower
                             the quorum  for  shareholder  meetings  from 51
                             percent to 15 percent.  The board believes that
                             the  current  quorum  is too  high for a public
                             company and could make routine  matters  unduly
                             tedious.  The proposed  quorum of 15 percent is
                             cited  as the  industry  standard  for  similar
                             public  companies.          While we agree that
                             the  existing   quorum  may  be  onerous,   the
                             proposed  quorum  is well  below  the  Fairvest
                             benchmark  for   shareholder   meetings  of  25
                             percent. We therefore oppose the amendment.


06/10/04 - A      Metallica Resources Inc.       59125J104                              05/05/04                    90,000
                  *MR.*
                  1       Elect Craig Nelsen, Richard Hall,   For         For                        Mgmt
                          Fred Lightner, Oliver
                        Lennox-King, J. Alan Spence, Ian
                          Shaw as Directors
                  2       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors


06/10/04 - A/S    Minefinders Corp *MFL.*        602900102                              05/03/04                   200,000
                  1       Fix Number of Directors at Six      For         For                        Mgmt
                  2       Elect Directors                     For         Split                      Mgmt
                  2.1     Elect Mark H. Bailey as a
                          Director --- Withhold
                             We therefore  recommend  withholding votes from
                             Mr. Bailey and Mr. MacNeill because they are
                             insiders on the board and the board functions as
                             the Compensation Committee.
                  2.2     Elect James M. Dawson as a
                          Director --- For
                  2.3     Elect H. Leo King as a Director
                          --- For
                  2.4     Elect Robert L. Leclerc as a
                          Director --- For
                  2.5     Elect Paul MacNeill as a Director
                          --- Withhold
                  2.6     Elect Anthonie Luteijn as a
                          Director --- For
                  3       Appoint BDO Dunwoody LLP as         For         For                        Mgmt
                          Auditor
                  4       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                  5       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plans of 6.04  percent  is above the
                             allowable   cap  for  this   company   of  5.84
                             percent.  In  addition,  it would  appear  that
                             non-employee  directors  have  the  ability  to
                             participate  in  options  on  a   discretionary
                             basis.   Directors   who  are   able  to  grant
                             themselves  options  without  limit  could find
                             their independence compromised.
                  6       Other Business (Voting)             For         Against                    Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


05/19/04 - A      Miramar Mining Corp. *MAE*     60466E100                              04/14/04                   650,000
                  1       Elect Directors                     For         For                        Mgmt
                  2       Ratify KPMG LLP as Auditors         For         For                        Mgmt


06/29/04 - A      MOSS LAKE GOLD MINES LTD       619906100                              05/28/04                 2,250,000
                  1       Elect G. Mannard, M. Pollitt, A.    For         Withhold                   Mgmt
                          Birkett and D. Orr as Directors Given that
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. We recommend withholding votes from
                             the slate because the entire board functions as the
                             Compensation Committee and three of the four
                             nominated directors are company insiders. The board
                             is composed of a majority of related directors.
                  2       Appoint Grant Thornton LLP as       For         For                        Mgmt
                         Auditors and Authorize Board to
                          Fix Remuneration of Auditors
                             Grant Thornton LLP are the company's current
                             auditors. No audit fee information has been
                             provided within the company's proxy circular.


04/28/04 - A      Newmont Mining Corp.           651639106                              03/02/04                   120,000
                  (Holding Company) *NEM*
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Glen A. Barton ---
                          For
                  1.2     Elect Director Vincent A. Calarco
                          --- For
                  1.3     Elect Director Michael S. Hamson
                          --- For
                      1.4 Elect Director Leo I. Higdon, Jr.
                                     --- For
                  1.5     Elect Director Pierre Lassonde
                          --- For
                  1.6     Elect Director Robert J. Miller
                          --- For
                      1.7 Elect Director Wayne W. Murdy ---
                                       For
                  1.8     Elect Director Robin A.
                          Plumbridge --- For
                  1.9     Elect Director John B. Prescott
                          --- For
                  1.10    Elect Director Michael K. Reilly
                          --- For
                  1.11    Elect Director Seymour Schulich
                          --- For
                  1.12    Elect Director James V. Taranik
                          --- For
                  2       Ratify Auditors                     For         For                        Mgmt
                  3       Submit Shareholder Rights Plan      Against     For                        ShrHoldr
                          (Poison Pill) to Shareholder Vote ISS Conclusion: In
                             this case, the company's rights plan was not
                             approved by shareholders nor does it embody the
                             above features that ISS recommends. We therefore
                             agree with the proponent that the current pill
                             should be put to a shareholder vote and any new
                             pill be put to a shareholder vote.


05/26/04 - A/S    North American Tungsten        656914108                              04/14/04                   900,000
                  Corp. (Formerly Lodex
                  Resources)
                  1       Fix Number of Directors at four     For         For                        Mgmt
                             This is a routine item.
                  2       Elect Directors                     For         Split                      Mgmt
                  2.1     Elect Stephen Leahy as Director
                          --- Withhold
                             We  recommend  withholding  votes from  Stephen
                             Leahy  because  he is an  insider  on the Audit
                             and  Executive  Compensation  Committees.   The
                         board is majority independent.
                  2.2     Elect Christina Scott as Director
                          --- For
                  2.3     Elect Wayne Lenton as Director
                          --- For
                  2.4     Elect Allan Krasnick as Director
                          --- For
                  3       Appoint Auditors                    For         For                        Mgmt
                             PricewaterhouseCoopers  LLP, former auditors of
                             the company,  is not being proposed as auditors
                             this year. The board  recommends  that Cinnamon
                             Jang  Willoughby  & Company be  approved as the
                             company's  independent  accounting firm for the
                             coming  year.  There were no  disagreements  or
                             reportable events.
                  4       Approve Stock Option Plan           For         Against                    Mgmt
                             This  item  will  affirm  the   company's   ten
                             percent  rolling  stock option plan.  The total
                             cost of the  company's  plan is  compared to an
                             allowable cap using a compensation  model.  The
                             allowable  caps are  industry-specific,  market
                             cap-based,  and  pegged to the  average  amount
                             paid  by  companies   performing   in  the  top
                             quartile  of  their  peer  groupings.  Industry
                             classifications  are established using standard
                             industry  code  (SIC)  groups.  Using  historic
                             data  tracked  by  Fairvest  of  the  value  of
                             authorized  shares  for  issue at each  company
                             ranked in the top quartile of its  industry,  a
                             benchmark  pay  level is  established  for each
                             industry.  The  total  cost  of  the  company's
                             plans of 8.24  percent is within the  allowable
                             cap  for  this   company   of  10.15   percent.
                             Fairvest  prefers  companies  to  adopt a fixed
                             maximum   number  of  shares  to  be   reserved
                             pursuant   to  options   plans,   rather   than
                             'rolling'  stock  option  plans.  We oppose the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.  Shareholders should
                             note that this plan could  allow  options to be
                             granted  with a  discounted  exercise  price if
                             permitted for by the TSX Venture Exchange.  The
                             amended plan could represent  dilution of up to
                             10.83 percent on a  fully-diluted  basis at any
                             point in time.
                  5       Approve Stock Option Plan Grants    For         Against                    Mgmt
                          to directors and employees
                             Shareholders are being asked for blanket approval
                             for granting general authority to the directors to
                             grant director and employees incentive stock
                             options. As stated above in the analysis of the
                             previous agenda item, Fairvest opposes
                             discretionary participation in option plans by
                             outside directors. As such, we recommend a vote
                             against this resolution.
                  6       Approve Issuance of Shares in One   For         For                        Mgmt
                          or More Private Placements
                             Shareholders are being asked to grant blanket
                             approval for potential share issuances in excess of
                             20% of the company's issued capital. On December
                             11, 2003, the company applied to the British
                             Columbia Supreme Court for protection under the
                             Company's Creditors Arrangement Act. The company is
                             trying to reorganize and is seeking advance
                             shareholder approval for a potential change of
                             control of the company in order to relieve the
                             company from the time and expense involved in
                             calling a further meeting to obtain shareholder
                             approval for a change of control that would result
                             from a Plan of Compromise or Arrangement or any
                             debt or equity financing. In light of this, we do
                             not oppose this resolution.
                  7       Ratify Acts of Directors            For         For                        Mgmt
                             This is a routine item.
                  8       Other Business (Voting)             For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/23/04 - A/S    NORTHERN DYNASTY MINERALS      66510M204                              05/13/04                   400,000
                  LTD *NDM*
                  1       Fix Number of Directors Between     For         For                        Mgmt
                          Nine and Twelve
                             This is a routine item.
                  2       Elect Directors                     For         Split                      Mgmt
                  2.1     Elect as Director David J.
                          Copeland --- For
                             The proposed slate comprise of nine directors,
                             including two insiders while the remaining
                             directors are independent outsiders. Mr. Thiessen
                             President and CEO of the company sits on the audit
                             committee and we therefore oppose his nomination.
                             Fairvest believes that management and those with
                             strong ties to management have no place examining
                             and giving final approval to the financial
                             statements as insiders on such committees threaten
                             to undermine the independent oversight and conflict
                             of interest prevention which is the purpose of the
                             committees.
                  2.2     Elect as Director Scott D.
                          Cousens --- For
                  2.3     Elect as Director Robert A.
                          Dickinson --- For
                  2.4     Elect as Director Gordon J.
                          Fretwell --- For
                  2.5     Elect as Director Jeffrey R.
                          Mason --- For
                  2.6     Elect as Director Brian Mountford
                          --- For
                  2.7     Elect as Director Ronald W.
                          Thiessen --- Withhold
                  2.8     Elect as Director Ian Watson ---
                          For
                  2.9     Elect as Director Bruce A.
                          Youngman --- For
                  3       Approve De Visser Gray as           For         For                        Mgmt
                         Auditors and Authorize Board to
                          Fix Remuneration of Auditors
                             De Visser Gray are the company's current auditors.
                             The company's materials indicate that according to
                             the auditor, the financial statements present
                             fairly, in all material respects, the financial
                             position of the company as at December 31, 2003.
                  4       Amend Articles to Provide for       For         Against                    Mgmt
                          Unlimited Number of Common Shares Following the
                             replacement of the Company Act (British Columbia)
                             with the new Business Corporations Act all
                             companies must complete a transition application to
                             the BCA and alter articles to ensure compliance.
                             Pursuant to the new Act the companies are now
                             allowed to have an unlimited number of shares as
                             authorised capital and the company intends to alter
                             its articles to incorporte this provision. Fairvest
                             generally approves requests to increase authorized
                             capital to a fixed number of shares if the total
                             shares currently outstanding are equal to more than
                             30 percent of the shares authorized. However we
                             oppose resolutions for an unlimited authorisation
                             of capital as it may facilitate a high level of
                             dilution for existing shareholders.
                  5       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Advance shareholder approval is being sought to
                             allow the company to issue 35,111,102 shares under
                             private placements over the 12 month period after
                             such approval is received. The rules of the TSX
                             currently provide that the aggregate number of
                             shares a listed company may issue or make subject
                             to issuance under share purchase warrants or other
                             convertible security by way of private placement
                             during any six-month period cannot exceed 25
                             percent of the number of shares outstanding on an
                             undiluted basis. In order to issue shares in excess
                             of this limit shareholder approval must be
                             obtained. Implementation of this proposal could
                             result in the issuance of shares equal to up to 100
                             percent of the total outstanding at the time the
                             placements are entered into. The company notes the
                             need for financial flexibility as the reason for
                             this resolution. We cannot support the proposal due
                             to the excessive level of potential dilution it
                             represents.
                  6       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plan is compared to an allowable cap
                             using a compensation  model. The allowable caps
                             are  industry-specific,  market cap-based,  and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost of the  company's  plans  of  10.43
                             percent  is above  the  allowable  cap for this
                             company  of 5.54  percent.  We also  oppose the
                             amendment  to  increase   shares  reserved  for
                             options,   because   it   would   appear   that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.  Note that potential
                             dilution  is 14.11  percent  of  fully  diluted
                             shares.


06/04/04 - A/S    Northern Orion Resources Inc   665575106                              04/22/04                 5,505,800
                  *NNO.*
                  1       Fix Number of Directors at Five     For         For                        Mgmt
                  2       Elect Director David Cohen          For         For                        Mgmt
                  3       Elect Director Robert Cross         For         For                        Mgmt
                  4       Elect Director John K. Burns        For         For                        Mgmt
                  5       Elect Director Robert Gayton        For         For                        Mgmt
                  6       Elect Director Michael Beckett      For         For                        Mgmt
                  7       Appoint Deloitte & Touche LLP as    For         For                        Mgmt
                          Auditors
                  8       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                  9       Amend Stock Option Plan Re:         For         Against                    Mgmt
                          Increase number of Shares Reserved Vote Recommendation
                             The total cost of the company's plans of 4.94
                             percent is within the allowable cap for this
                             company of 6.66 percent. We oppose the amendment to
                             increase shares reserved for options, however,
                             because it would appear that non-employee directors
                             have the ability to participate in options on a
                             discretionary basis. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised.
                  10      Amend Stock Option Plan Re:         For         Against                    Mgmt
                          Change to Rolling Plan
                             Fairvest generally prefers option plans that
                             reserve a fixed number of options rather than
                             rolling option plans where the number of shares
                             reserved under option could fluctuate drastically
                             depending on the number of shares outstanding.
                             Given that we have recommended a vote against the
                             proposed amended stock option plan in item # 9
                             above due to certain negative aspects of the plan,
                             we do not recommend a vote in favour of this
                             resolution.
                  11      Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Given the potential for excessive dilution,  we
                             do  not  recommend  shareholders  approve  this
                             resolution.
                  12      Amend Notice of Articles            For         Against                    Mgmt
                             Although   unlimited   authorized   capital  is
                             permitted  under the BCA,  the act by which the
                             company is now  governed,  Fairvest  prefers to
                             see  companies  with a fixed  maximum  limit on
                             authorized  capital which can be increased when
                             needed.  As such, we oppose this  amendment and
                             recommend a vote  against this  resolution  for
                             this reason.
                  13      Other Business                      For         Against                    Mgmt
                             As we can not know the content of these issues, we
                             cannot recommend that shareholders approve this
                             request.


05/14/04 - A/S    Northgate Exploration, Ltd.    666416102                              04/07/04                    70,000
                  *NGX.*
                  1       Elect Directors                     For         For                        Mgmt
                  2       Ratify KPMG LLP as Auditors         For         For                        Mgmt
                  3       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                  4       Change Company Name to 'Northgate   For         For                        Mgmt
                          Minerals Corporation'
                  5       Adopt Shareholder Rights Plan       For         For                        Mgmt
                          (Poison Pill)


06/17/04 - A/S    OREZONE RES INC                685921108                              05/03/04                   900,000
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Ronald Little as a Director
                          --- For
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The board is a majority independent
                             and there are no insiders on the Audit or
                             Compensation Committee.
                  1.2     Elect Michael Halvorson as a
                          Director --- For
                  1.3     Elect Bob Mason as a Director ---
                          For
                  1.4     Elect David Netherway as a
                          Director --- For
                  1.5     Elect Peter Allen as a Director
                          --- For
                  2       Approve PricewaterhouseCoopers      For         For                        Mgmt
                          LLP as Auditors and Authorize
                          Board to Fix Remuneration of
                          Auditors
                             Raymond Chabot Grant Thornton LLP former auditor of
                             the company is not being proposed as auditors this
                             year. The board recommends that
                             PricewaterhouseCoopers LLP be approved as the
                             company's independent accounting firm for the
                             coming year. There were no disagreements or
                             reportable events.The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             102,480,485 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $1.45 and
                             $0.46, respectively, and are currently trading at
                             $1.05 per share; as such any share issuances could
                             be issued at a 20 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             This  proposal  seeks  shareholder  approval to
                             amend  the  1997-1998   Stock  Option  Plan  to
                             reserve 2,700,000  additional shares. The total
                             cost of the  company's  plan is  compared to an
                             allowable cap using a compensation  model.  The
                             allowable  caps are  industry-specific,  market
                             cap-based,  and  pegged to the  average  amount
                             paid  by  companies   performing   in  the  top
                             quartile  of  their  peer  groupings.  Industry
                             classifications  are established using standard
                             industry  code  (SIC)  groups.  Using  historic
                             data  tracked  by  Fairvest  of  the  value  of
                             authorized  shares  for  issue at each  company
                             ranked in the top quartile of its  industry,  a
                             benchmark  pay  level is  established  for each
                             industry.  The  total  cost  of  the  company's
                             plans of 6.63  percent  is above the  allowable
                             cap  for  this  company  of  6.50  percent.  We
                             oppose  the   amendment   to  increase   shares
                             reserved  for  options,   however,  because  it
                             would   appear  that   non-employee   directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their  independence  compromised.  Shareholders
                             should note that this plan could allow  options
                             to be granted with a discounted  exercise price
                             if permitted  for by the TSX Venture  Exchange.
                             The amended  plan  represents  dilution of 7.47
                             percent on a fully-diluted basis.
                  5       Amend Articles Re: Redesignate      For         For                        Mgmt
                          Class A Shares
                             This item is proposing two amendments to the
                             company's articles. The first amendment will allow
                             the board to increase the size of the board when
                             appropriate. The board is currently fixed at five
                             directors. The second amendment will redesignate
                             the company's Class A shares as common shares. The
                             company's authorized capital is currently comprised
                             of an unlimited number of Class A shares, with
                             approximately 102 million shares are outstanding.
                             The amendment will not change any of the rights,
                             privileges and restrictions of the company's single
                             class of authorized and outstanding shares. We do
                             not oppose these minor amendments which will
                             stream-line the board's activities and the
                             company's share capital structure.


06/17/04 - A/S    OREZONE RES INC                685921108                              05/03/04                   560,000
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Ronald Little as a Director
                          --- For
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The board is a majority independent
                             and there are no insiders on the Audit or
                             Compensation Committee.
                  1.2     Elect Michael Halvorson as a
                          Director ---
                  1.3     Elect Bob Mason as a Director ---
                  1.4     Elect David Netherway as a
                          Director ---
                  1.5     Elect Peter Allen as a Director
                          ---
                  2       Approve PricewaterhouseCoopers      For         For                        Mgmt
                          LLP as Auditors and Authorize
                          Board to Fix Remuneration of
                          Auditors
                             Raymond Chabot Grant Thornton LLP former auditor of
                             the company is not being proposed as auditors this
                             year. The board recommends that
                             PricewaterhouseCoopers LLP be approved as the
                             company's independent accounting firm for the
                             coming year. There were no disagreements or
                             reportable events.The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  3       Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             102,480,485 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $1.45 and
                             $0.46, respectively, and are currently trading at
                             $1.05 per share; as such any share issuances could
                             be issued at a 20 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             This  proposal  seeks  shareholder  approval to
                             amend  the  1997-1998   Stock  Option  Plan  to
                             reserve 2,700,000  additional shares. The total
                             cost of the  company's  plan is  compared to an
                             allowable cap using a compensation  model.  The
                             allowable  caps are  industry-specific,  market
                             cap-based,  and  pegged to the  average  amount
                             paid  by  companies   performing   in  the  top
                             quartile  of  their  peer  groupings.  Industry
                             classifications  are established using standard
                             industry  code  (SIC)  groups.  Using  historic
                             data  tracked  by  Fairvest  of  the  value  of
                             authorized  shares  for  issue at each  company
                             ranked in the top quartile of its  industry,  a
                             benchmark  pay  level is  established  for each
                             industry.  The  total  cost  of  the  company's
                             plans of 6.63  percent  is above the  allowable
                             cap  for  this  company  of  6.50  percent.  We
                             oppose  the   amendment   to  increase   shares
                             reserved  for  options,   however,  because  it
                             would   appear  that   non-employee   directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their  independence  compromised.  Shareholders
                             should note that this plan could allow  options
                             to be granted with a discounted  exercise price
                             if permitted  for by the TSX Venture  Exchange.
                             The amended  plan  represents  dilution of 7.47
                             percent on a fully-diluted basis.
                  5       Amend Articles Re: Redesignate      For         For                        Mgmt
                          Class A Shares
                             This item is proposing two amendments to the
                             company's articles. The first amendment will allow
                             the board to increase the size of the board when
                             appropriate. The board is currently fixed at five
                             directors. The second amendment will redesignate
                             the company's Class A shares as common shares. The
                             company's authorized capital is currently comprised
                             of an unlimited number of Class A shares, with
                             approximately 102 million shares are outstanding.
                             The amendment will not change any of the rights,
                             privileges and restrictions of the company's single
                             class of authorized and outstanding shares. We do
                             not oppose these minor amendments which will
                             stream-line the board's activities and the
                             company's share capital structure.


05/05/04 - A/S    Placer Dome Inc. *PDG.*        725906101                              03/19/04                   485,000
                  1       Elect Directors                     For         For                        Mgmt
                  2       Ratify Ernst & Young LLP as         For         For                        Mgmt
                          Auditors
                  3       Adopt or Amend Shareholder Rights   For         For                        Mgmt
                          Plan (Poison Pill)


06/22/04 - A      QGX LTD                        74728B101                              05/14/04                   325,000
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect as Director David Anderson
                          --- For
                  1.2     Elect as Director Alex Davidson
                          --- For
                  1.3     Elect as Director Robert Mcrae
                          --- For
                  1.4     Elect as Director Henry Reimer
                          --- For
                  1.5     Elect as Director Barry D.
                          Simmons --- For
                  1.6     Elect as Director Edward Van
                          Ginkel --- For
                  1.7     Elect as Director Mark Wayne ---
                          For
                  2       Ratify PricewaterhouseCoopers as    For         For                        Mgmt
                          Auditors
                  3       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation        The  total  cost of
                             the  company's  plans of 7.67  percent is above
                             the  allowable  cap for  this  company  of 6.49
                             percent.   We  also  oppose  the  amendment  to
                             increase shares  reserved for options,  because
                             it would  appear  that  non-employee  directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their independence compromised.


05/12/04 - A/S    Queenstake Resources Ltd.      748314101                              04/07/04                 2,550,000
                  *QRL*
                  1       Elect Directors                     For         For                        Mgmt
                  2       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                  3       Amend Incentive Share Option Plan   For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plans of 4.53  percent is within the
                             allowable   cap  for  this   company  of  22.00
                             percent.  We oppose the  amendment  to increase
                             shares reserved for options,  however,  because
                             it would  appear  that  non-employee  directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their independence compromised.
                  4       Ratify Stock Option Plan Grants     For         Against                    Mgmt
                             The  conditional  option  grants appear to have
                             been  granted as such,  given the fact that the
                             company's  option plan does not currently  have
                             sufficent   share   available  for  any  future
                             option     grants.     Given    our     against
                             recommendation  on the  resolution  to increase
                             the size of the stock  option  plan,  we cannot
                             recommend shareholders approve this resolution.
                  5       Adopt Shareholder Rights Plan       For         Against                    Mgmt
                          (Poison Pill)
                             The company claims that adopting the rights plan is
                             in the best interests of shareholders, ensuring
                             their fair treatment in a takeover bid. However, we
                             find that this plan also provides the board and
                             management with excessive opportunity to interpret
                             provisions of the plan. This plan does not allow
                             shareholders enough control of the process to
                             sufficiently safeguard their interests. The
                             Queenstake shareholder rights plan is not a 'new
                             generation' rights plan and therefore we must
                             recommend a vote against its approval.


04/26/04 - A      Randgold Resources Ltd.        752344309                              04/12/04                   132,500
                          Meeting for Holders of ADRs
                  1       ORDINARY RESOLUTION - ADOPTION OF   For         For                        Mgmt
                        THE DIRECTORS REPORT AND ACCOUNTS
                  2       ORDINARY RESOLUTION - ADOPTION OF   For         Against                    Mgmt
                         THE REPORT OF THE REMUNERATION
                          COMMITTEE
                             Notice periods that exceed two years are now out of
                             line with market practice. Because this company has
                             now had ample time to comply with this
                             recommendation or at least to shorten notice
                             periods to two years, and the company still has
                             not, we recommend that shareholders oppose this
                             item.
                  3       ORDINARY RESOLUTION - RE-ELECTION   For         For                        Mgmt
                          OF DIRECTOR: R I ISRAEL (CHAIRMAN
                          OF REMUNERATION COMMITTEE)
                  4       ORDINARY RESOLUTION - RE-ELECTION   For         For                        Mgmt
                          OF DIRECTOR: P LIETARD (MEMBER OF
                          AUDIT AND REMUNERATION COMMITTEES)
                  5       RATIFY AUDITORS                     For         For                        Mgmt
                  6       ORDINARY RESOLUTION - APPROVE THE   For         For                        Mgmt
                          FEES PAYABLE TO THE DIRECTORS
                  7       SPECIAL RESOLUTION - AUTHORISE      For         For                        Mgmt
                        THE SUB DIVISION OF THE COMPANY S
                          SHARE CAPITAL
                  8       SPECIAL RESOLUTION - AUTHORISE      For         For                        Mgmt
                          THE CANCELLATION OF US$100
                          MILLION SHARE PREMIUM
                  9       SPECIAL RESOLUTION - AUTHORISE      For         For                        Mgmt
                         THE PURCHASE OF SHARES FOR CASH
                  10      SPECIAL RESOLUTION - AUTHORISE      For         Against                    Mgmt
                          NEW ARTICLES OF ASSOCIATION
                        RELATING TO DISCLOSURE BY HOLDERS
                          OF COMPANY S SHARES
                             We disapprove of disenfranchising shareholders down
                             to the ridiculously low threshold of 0.25 percent
                             of a class. The legal disclosure threshold of 3
                             percent is perfectly adequate.
                  11      SPECIAL RESOLUTION - AMEND THE      For         For                        Mgmt
                          ARTICLES OF ASSOCIATION TO
                          FACILITATE ELECTRONIC
                         COMMUNICATION WITH SHAREHOLDERS


04/13/04 - S      Red Back Mining Inc            Q8049P102                              None                     1,281,138
                  (Formerly CHAMPION RESOURCES
                  INC)
                  1       Amend Articles By Inserting         For         For                        Mgmt
                        Article 5.3 After Article 5.2 Re:
                          In-Specie Distribution of Shares These two items
                             relate to the sale of the company's Australian
                             assets namely: the Irwin Hills Nickel Project, the
                             Byro Nickel Project and the Deep Well Gold Project.
                             The assets were sold in exchange for four million
                             Yilgarn Mining Ltd. shares. Holders of Red Back
                             shares will then receive one Yilgarn share for
                             every 33.7 Red Back share held. This ratio can
                             change depending on how many Red Back options are
                             exercised before the record date. The Australian
                             assets were sold to enable the company to focus its
                             resources on the Chirano Gold Project and other
                             extensive gold and exploration properties in Ghana.
                             Moroever, these Australian assets are seen to even
                             have less value for Red Back Mining if the merger
                             with Champion Resources is approved since the
                             latter is also focused on gold exploration and
                             development in Ghana.
                  2       Approve a Capital Reduction By      For         For                        Mgmt
                        Transferring Four Million Yilgam
                        Shares Pro Rata to the Holders of
                        Red Back Shares as at the Record
                          Date


06/21/04 - A/S    Red Back Mining Inc            756297107                              05/12/04                   640,569
                  (Formerly CHAMPION RESOURCES
                  INC)
                  1       Reappoint Auditors and Authorize    For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Staley, Okada, Chandler & Scott are the company's
                             current auditors. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  2       Elect Richard P. Clark as Director  For         Withhold                   Mgmt
                             We recommend  withholding votes from Richard P.
                             Clark  because  he is an  insider  on the Audit
                             Committee. The board is majority independent.
                  3       Elect Lukas H. Lundin as Director   For         For                        Mgmt
                  4       Elect Ross E. Ashton as Director    For         For                        Mgmt
                  5       Elect Michael W. Hunt as Director   For         For                        Mgmt
                  6       Elect Harry N. Michael as Director  For         For                        Mgmt
                  7       Confirm enactment of new By-law     For         For                        Mgmt
                          No. 1
                             The company is seeking shareholder approval for its
                             new By-Law No. 1. The By-Law was passed by the
                             board on April 23, 2004. This general By-Law
                             addresses the corporate governance structure of the
                             company, with sections mandating the powers of the
                             board and its committees as well as the rights of
                             shareholders to participate in the company. It also
                             articulates the company's business, its policy on
                             borrowing power, the various roles officers of the
                             company will play in its management and means of
                             communication with shareholders. Shareholders
                             should note that the circular does not provide any
                             details as to quorum requirements, the election of
                             directors, or casting votes by the Chair of
                             meetings. Given the lack of information, we cannot
                             support this resolution.
                  8       Other Business (Voting)             For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/24/04 - A/S    Romarco Minerals Inc. *R.*     775903206                              05/18/04                 2,110,000
                  1       Elect David C. Beling as Director   For         For                        Mgmt
                             The board is a majority independent.
                  2       Elect Diane R. Garrett as Director  For         For                        Mgmt
                  3       Elect Leendert G. Krol as Director  For         For                        Mgmt
                  4       Elect Ralf O. Langner as Director   For         Withhold                   Mgmt
                             We recommend withholding votes from Ralf Langner
                             because he is an insider on the Audit Committee.
                  5       Elect R.J. MacDonald as Director    For         For                        Mgmt
                  6       Elect Robert van Doorn as Director  For         For                        Mgmt
                  7       Elect Edward van Ginkel as          For         For                        Mgmt
                          Director
                  8       Ratify KPMG LLP as Auditors         For         For                        Mgmt
                             KPMG LLP are currently the company's auditors.
                  9       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                             most recent fiscal year
                  10      Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             22,586,322 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $0.43 and
                             $0.16, respectively, and are currently trading at
                             $0.27 per share; as such any share issuances could
                             be issued at a 25 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.
                  11      Approve Stock Option Plan           For         Against                    Mgmt
                             This proposal  reserves  4,517,264 shares under
                             the New Stock  Option  Plan.  The total cost of
                             the company's  plan is compared to an allowable
                             cap using a compensation  model.  The allowable
                             caps are  industry-specific,  market cap-based,
                             and  pegged  to  the  average  amount  paid  by
                             companies  performing  in the top  quartile  of
                             their peer groupings.  Industry classifications
                             are  established  using standard  industry code
                             (SIC)  groups.  Using  historic data tracked by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost of the  company's  plans  of  13.82
                             percent  is above  the  allowable  cap for this
                             company   of  9.58   percent.   We  oppose  the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.   The  amended  plan
                             represents  dilution  of  16.67  percent  on  a
                             fully-diluted basis.
                  12      Other Business                      For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/24/04 - A/S    Romarco Minerals Inc. *R.*     775903206                              05/18/04                    20,000
                  1       Elect David C. Beling as Director   For         For                        Mgmt
                             The board is a majority independent.
                  2       Elect Diane R. Garrett as Director  For         For                        Mgmt
                  3       Elect Leendert G. Krol as Director  For         For                        Mgmt
                  4       Elect Ralf O. Langner as Director   For         Withhold                   Mgmt
                             We recommend withholding votes from Ralf Langner
                             because he is an insider on the Audit Committee.
                  5       Elect R.J. MacDonald as Director    For         For                        Mgmt
                  6       Elect Robert van Doorn as Director  For         For                        Mgmt
                  7       Elect Edward van Ginkel as          For         For                        Mgmt
                          Director
                  8       Ratify KPMG LLP as Auditors         For         For                        Mgmt
                             KPMG LLP are currently the company's auditors.
                  9       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                             most recent fiscal year
                  10      Approve Issuance of Shares in One   For         Against                    Mgmt
                          or More Private Placements
                             Shareholders are being asked to provide blanket
                             approval for the potential issuance of up to
                             22,586,322 shares, representing potential dilution
                             of 100 percent of the outstanding shares. The
                             shares have a 52-week high and low of $0.43 and
                             $0.16, respectively, and are currently trading at
                             $0.27 per share; as such any share issuances could
                             be issued at a 25 percent discount to the fair
                             market value as per Exchange regulations. Fairvest
                             prefers to see blanket approval for future private
                             placements to be capped at no more than 30 percent
                             of the outstanding shares. Given the potential for
                             excessive dilution, we do not recommend
                             shareholders approve this resolution.
                  11      Approve Stock Option Plan           For         Against                    Mgmt
                             This proposal  reserves  4,517,264 shares under
                             the New Stock  Option  Plan.  The total cost of
                             the company's  plan is compared to an allowable
                             cap using a compensation  model.  The allowable
                             caps are  industry-specific,  market cap-based,
                             and  pegged  to  the  average  amount  paid  by
                             companies  performing  in the top  quartile  of
                             their peer groupings.  Industry classifications
                             are  established  using standard  industry code
                             (SIC)  groups.  Using  historic data tracked by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost of the  company's  plans  of  13.82
                             percent  is above  the  allowable  cap for this
                             company   of  9.58   percent.   We  oppose  the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.   The  amended  plan
                             represents  dilution  of  16.67  percent  on  a
                             fully-diluted basis.
                  12      Other Business                      For         Against                    Mgmt
                             As we cannot know the content of the issues to be
                             raised under this item we do not recommend
                             shareholders approve this resolution.


06/24/04 - A      SHORE GOLD INC                 824901102                              05/06/04                   175,000
                  1       Elect K. MacNeill, R. Walker, B.    For         For                        Mgmt
                         Menell, H. Bay, N. McMillan and
                          A. Hillier as Directors
                  2       Appoint KPMG LLP as Auditors and    For         For                        Mgmt
                          Authorize Board to Fix
                          Remuneration of Auditors
                  3       Approve Stock Option Plan           For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plans of 6.76  percent is within the
                             allowable   cap  for  this   company   of  6.78
                             percent.  We oppose  approval  for this  option
                             plan,  however,  because it would  appear  that
                             non-employee  directors  have  the  ability  to
                             participate  in  options  on  a   discretionary
                             basis.   Directors   who  are   able  to  grant
                             themselves  options  without  limit  could find
                             their independence compromised.


05/27/04 - A      SINO GOLD LTD                  Q8505T101                              05/25/04                   530,000
                  1       Elect Nicholas Curtis as Director   For         For                        Mgmt
                             Nicholas  Curtis is an  affiliated  outsider by
                             virtue of his being an  employee of Sino Mining
                             International  in 2000,  when it spun-off  Sino
                             Gold. Source: Sino Gold website.  The board has
                             seven members made up of two executives,  three
                             independent   outsiders   and  two   affiliated
                             outsiders.
                  2       Elect Xu Hanjing as Director        For         For                        Mgmt
                             Xu Hanjing is an executive director.
                  3       Elect Zhong Jianguo as Director     For         For                        Mgmt
                             Zhong  Jianguo is  classified  as an affiliated
                             outsider,  being the CFO of Sino Mining  Intl.,
                             a substantial shareholder of the company.
                  4       Ratify Past Issuance of 16.8        For         For                        Mgmt
                          Million Ordinary Shares of
                         AUD2.50 Per Share to Clients of
                         Southern Cross Equities Ltd and
                          BMO Nesbitt Burns last Dec. 2003 This item requests
                             shareholder approval for the past issuance of 16.8
                             million shares on December 2003 at an issue price
                             of A$2.50 ($1.88) per share. Funds raised will be
                             used to finance the company's Jinfeng Project in
                             Guizhou Province. The shares represent 13 percent
                             of the company's outstanding capital. This falls
                             within the limits established by ISS guidelines for
                             issuances without preemptive rights (20 percent).
                             Australian companies routinely seek approval of
                             previous share distributions. We approve of such
                             proposals so long as the prior issuances conform to
                             ISS dilution guidelines.
                  5       Approve Issue Of Options to         None        Against                    Mgmt
                        Subscribe for 100,000 Fully Paid
                          Ordinary Shares to Nicholas Curtis The options are
                             granted as incentive options which have an exercise
                             price of A$2.69 ($2.02) pursuant to the Sino Gold
                             Executive and Employee Option Plan. The exercise
                             price represents a 29 percent premium to the share
                             price of A$2.08 ($1.56) at the time of this
                             analysis. The options will be issued no later than
                             12 months after the AGM. ISS notes that the
                             Executive and Employee Option Plan allows that the
                             number of shares on the exercise of the options,
                             taken together will all other share and option
                             plans of the company, should not exceed 10 percent
                             of the company's share capital. Our guidelines
                             establish that shares available for all option
                             plans, when an absolute number is specified,
                             represent no more than 5 percent of a company's
                             outstanding shares. We also note that the options
                             lack performance criteria. Due to the lack of
                             performance criteria, and because the proposed
                             grants are pursuant to an option plan which ISS
                             finds unacceptable due to excessive dilution, ISS
                             recommends that shareholders vote against the
                             proposed grants in Items 5 to 10.
                  6       Approve Issue Of Options to         None        Against                    Mgmt
                        Subscribe for 100,000 Fully Paid
                          Ordinary Shares to Jake Klein
                             Refer to Item 5.
                  7       Approve Issue Of Options to         None        Against                    Mgmt
                         Subscribe for 75,000 Fully Paid
                          Ordinary Shares to Xu Hanjing
                             Refer to Item 5.
                  8       Approve Issue of Options to         None        Against                    Mgmt
                         Subscribe for 20,000 Fully Paid
                        Ordinary Shares to Brian Davidson
                             Refer to Item 5.
                  9       Approve Issue Of Options to         None        Against                    Mgmt
                         Suscribe for 20,000 Fully Paid
                        Ordinary Shares to Peter Cassidy
                             Refer to Item 5.
                  10      Approve Issue of Options to         None        Against                    Mgmt
                         Subscribe for 20,000 Fully Paid
                          Ordinay Shares to James Askew
                             Refer to Item 5.


06/28/04 - A      Solitario Resources Corp.      83422R106                              05/10/04                    85,478
                  *SLR.*
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Director Mark E. Jones, III
                          --- Withhold
                             We recommend a vote FOR the directors with the
                             exception of insider Christopher E. Herald,
                             affiliated outsider Mark E. Jones, III and
                             independent outsider Leonard Harris. We recommend
                             that shareholders WITHHOLD votes from Christopher
                             E. Herald and Mark E. Jones, III for failure to
                             establish independent nominating and compensation
                             committees and from Leonard Harris for sitting on
                             more than six boards.
                  1.2     Elect Director John Hainey --- For
                  1.3     Elect Director Leonard Harris ---
                          Withhold
                  1.4     Elect Director Christopher E.
                          Herald --- Withhold
                  1.5     Elect Director Daniel B. Leonard
                          --- For
                  2       Ratify Auditors                     For         For                        Mgmt


06/11/04 - A/S    South Atlantic Ventures Ltd.   83636R108                              05/07/04                   635,000
                  1       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Deloitte & Touche LLP are the company's current
                             auditors. The circular does not provide the audit
                             or non-audit fees paid to the auditor over the most
                             recent fiscal year.
                  2       Elect Lukas H. Lundin as Director   For         For                        Mgmt
                             The board is  majority  independent.  There are
                             no insiders on the Audit Committee.
                  3       Elect Edward F. Posey as Director   For         For                        Mgmt
                  4       Elect William A. Rand as Director   For         For                        Mgmt
                  5       Elect Brian D. Edgar as Director    For         For                        Mgmt
                  6       Elect Pierre Besuchet as Director   For         For                        Mgmt
                  7       Elect John H. Craig as Director     For         For                        Mgmt
                  8       Change Company Name to Lundin       For         For                        Mgmt
                          Mining Corporation
                             Shareholders are being asked to approve a change in
                             the corporation's name to Lundin Mining
                             Corporation. The circular states that the name
                             change is in view of the corporation's focus in
                             Scandinavia and reflects the board's commitment to
                             the success of the corporation in light of the
                             proposed acquisition of the Zinkgruvan mine located
                             in Southern Sweden. Fairvest des not oppose this
                             resolution.
                  9       Ratify granting of Stock Options    For         Against                    Mgmt
                          to insiders
                             Disinterested shareholder approval is being sought
                             to approve the granting of an aggregate of 160,000
                             options to insiders on December 5, 2003. The total
                             cost of the grants is compared to an allowable cap
                             using a compensation model. The allowable caps are
                             industry-specific, market cap-based, and pegged to
                             the average amount paid by companies performing in
                             the top quartile of their peer groupings. Industry
                             classifications are established using standard
                             industry code (SIC) groups. Using historic data
                             tracked by Fairvest of the value of authorized
                             shares for issue at each company ranked in the top
                             quartile of its industry, a benchmark pay level is
                             established for each industry. The total cost of
                             the company's grants of 5.16 percent is within the
                             allowable cap for this company of 6.74 percent. We
                             oppose the grants, however, because it would appear
                             that non-employee directors participate in options
                             on a discretionary basis. This is a practice which
                             gives rise to the possibility of self-dealing by
                             directors in options. Directors who are able to
                             grant themselves options without limit could find
                             their independence compromised. Shareholders should
                             note that this plan could allow options to be
                             granted with a discounted exercise price if
                             permitted for by the TSX Venture Exchange. The
                             amended plan represents dilution of 6.85 percent on
                             a fully-diluted basis.


06/28/04 - A/S    St. Andrew Goldfields Ltd.     787188408                              05/13/04                   516,465
                  *SAS.*
                  1       Elect Herbert Abramson, Stephen     For         Abstain                    Mgmt
                          Burns, Paul C. Jones, Glenn
                          Laing, and Warren Seyffert as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             Glenn Laing is an insider on both the Audit and
                             Compensation Committees. The board is majority
                             independent.
                  2       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             KPMG LLP have been the company's auditors for more
                             than five years. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  3       Confirm By-law No.1A as a bylaw     For         Against                    Mgmt
                          of the corporation
                             This item seeks shareholder confirmation to replace
                             the Company's By-laws No. 1 with the new general
                             By-Law No. 1A, as a housekeeping measure and to
                             keep up with the OBCA's initiatives which are
                             intended to enhance corporate governance and
                             shareholder communications. The By-Law was passed
                             by the board on July 24, 2003. The By-Law addresses
                             the corporate governance structure of the company,
                             with sections mandating the powers of the board and
                             its committees as well as the rights of
                             shareholders to participate in the company. It also
                             articulates the company's business, its policy on
                             borrowing power, the various roles officers of the
                             company will play in its management and provides
                             for electronic and telephonic means of
                             communication with shareholders. Shareholders
                             should note that the quorum at meetings of
                             shareholders is the lesser of the number of
                             shareholders or two persons present in person. The
                             By-Law provides for the annual election of
                             directors, but does not provide the Chairman with a
                             second or casting vote in the event of a 'tie' vote
                             at shareholder meetings. The chair does have a
                             casting vote, however, at board meetings. We
                             believe that a casting vote by the chair of the
                             board is not always in the best interests of
                             shareholders because it raises the potential for
                             inequality among directors. As well, the quorum for
                             meetings of shareholders is potentially quite low,
                             and for these two reasons, we recommend a vote
                             against this resolution.


06/28/04 - A/S    St. Andrew Goldfields Ltd.     787188408                              05/13/04                 3,066,412
                  *SAS.*
                  1       Elect Herbert Abramson, Stephen     For         Withhold                   Mgmt
                          Burns, Paul C. Jones, Glenn
                          Laing, and Warren Seyffert as
                          Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the view that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             Glenn Laing is an insider on both the Audit and
                             Compensation Committees. The board is majority
                             independent.
                  2       Appoint Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             KPMG LLP have been the company's auditors for more
                             than five years. The circular does not provide the
                             audit or non-audit fees paid to the auditor over
                             the most recent fiscal year.
                  3       Confirm By-law No.1A as a bylaw     For         Against                    Mgmt
                          of the corporation
                             This item seeks shareholder confirmation to replace
                             the Company's By-laws No. 1 with the new general
                             By-Law No. 1A, as a housekeeping measure and to
                             keep up with the OBCA's initiatives which are
                             intended to enhance corporate governance and
                             shareholder communications. The By-Law was passed
                             by the board on July 24, 2003. The By-Law addresses
                             the corporate governance structure of the company,
                             with sections mandating the powers of the board and
                             its committees as well as the rights of
                             shareholders to participate in the company. It also
                             articulates the company's business, its policy on
                             borrowing power, the various roles officers of the
                             company will play in its management and provides
                             for electronic and telephonic means of
                             communication with shareholders. Shareholders
                             should note that the quorum at meetings of
                             shareholders is the lesser of the number of
                             shareholders or two persons present in person. The
                             By-Law provides for the annual election of
                             directors, but does not provide the Chairman with a
                             second or casting vote in the event of a 'tie' vote
                             at shareholder meetings. The chair does have a
                             casting vote, however, at board meetings. We
                             believe that a casting vote by the chair of the
                             board is not always in the best interests of
                             shareholders because it raises the potential for
                             inequality among directors. As well, the quorum for
                             meetings of shareholders is potentially quite low,
                             and for these two reasons, we recommend a vote
                             against this resolution.


06/24/04 - A/S    StockGroup Information         861273100                              05/14/04                 1,000,000
                  Systems, Inc. *SWEB*
                  1       Elect Directors                     For         For                        Mgmt
                  2       Other Business                      For         Against                    Mgmt
                  3       Approve Reverse Stock Split         For         For                        Mgmt


06/04/04 - A/S    SUPERIOR DIAMONDS INC          868152208                              04/21/04                    10,000
                  1       Fix Number of Directors             For         For                        Mgmt
                  2       Elect Directors                     For         For                        Mgmt
                  2.1     Elect Director Alan C. Moon ---
                          For
                             The board is a majority independent with one
                             insider, one affiliated outsider and three
                             independent outside nominees. There are no insiders
                             on the Audit or Compensation Committee.
                  2.2     Elect Director John G. Paterson
                          --- For
                  2.3     Elect Director K. Wayne
                          Livingstone --- For
                  2.4     Elect Director Thomas W. Beattie
                          --- For
                  2.5     Elect Director Murray A. Gordon
                          --- For
                  3       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Deloitte & Touche LLP have been the company's
                             auditors since 2002. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  4       Approve Continuation of Company     For         For                        Mgmt
                         Under British Columbia Business
                          Corporation Act
                             This resolution will allow the company to be
                             continued under the newly updated British Columbia
                             Business Corporations Act (BCBCA) rather than the
                             Yukon Business Corporations Act (YBCA) under which
                             it is currently governed. Approval of this item
                             will also approve the adoption of new Articles,
                             which are substantially similar to the existing
                             by-laws under the YBCA. Shareholders may want to
                             note that the quorum for shareholders meetings is
                             just one person present in person or by proxy.
                             Fairvest takes the position that 25 percent of the
                             outstanding shares is an adequate quorum for
                             shareholder meetings. The two Acts have similar
                             shareholder rights, as the BCA no longer requires
                             companies to have a limited authorized capital.
                             Although Fairvest favours authorized capital
                             structures, which are limited, the BCBCA was also
                             updated to allow shareholders to remove directors
                             by ordinary resolution at a meeting between annual
                             shareholder meetings. Given that the company's
                             authorized capital was previously unlimited we do
                             not oppose this resolution.


06/04/04 - A/S    SUPERIOR DIAMONDS INC          868152208                              04/21/04                    50,000
                  1       Fix Number of Directors             For         For                        Mgmt
                  2       Elect Directors                     For         For                        Mgmt
                  2.1     Elect Director Alan C. Moon ---
                          For
                             The board is a majority independent with one
                             insider, one affiliated outsider and three
                             independent outside nominees. There are no insiders
                             on the Audit or Compensation Committee.
                  2.2     Elect Director John G. Paterson
                          --- For
                  2.3     Elect Director K. Wayne
                          Livingstone --- For
                  2.4     Elect Director Thomas W. Beattie
                          --- For
                  2.5     Elect Director Murray A. Gordon
                          --- For
                  3       Approve Auditors and Authorize      For         For                        Mgmt
                          Board to Fix Remuneration of
                          Auditors
                             Deloitte & Touche LLP have been the company's
                             auditors since 2002. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  4       Approve Continuation of Company     For         For                        Mgmt
                         Under British Columbia Business
                          Corporation Act
                             This resolution will allow the company to be
                             continued under the newly updated British Columbia
                             Business Corporations Act (BCBCA) rather than the
                             Yukon Business Corporations Act (YBCA) under which
                             it is currently governed. Approval of this item
                             will also approve the adoption of new Articles,
                             which are substantially similar to the existing
                             by-laws under the YBCA. Shareholders may want to
                             note that the quorum for shareholders meetings is
                             just one person present in person or by proxy.
                             Fairvest takes the position that 25 percent of the
                             outstanding shares is an adequate quorum for
                             shareholder meetings. The two Acts have similar
                             shareholder rights, as the BCA no longer requires
                             companies to have a limited authorized capital.
                             Although Fairvest favours authorized capital
                             structures, which are limited, the BCBCA was also
                             updated to allow shareholders to remove directors
                             by ordinary resolution at a meeting between annual
                             shareholder meetings. Given that the company's
                             authorized capital was previously unlimited we do
                             not oppose this resolution.


06/15/04 - A/S    Tahera Corp. (Formerly         873786107                              04/23/04                   800,000
                  Lytton Minerals )
                  1       Elect Andrew Adams, Colin Benner,   For         For                        Mgmt
                        Robert Dickson, R. Peter Gillin,
                        Jonathan Goodman, Patrick Lavelle
                          as Directors
                             Although these are routine appointments
                             shareholders may wish to express differing views as
                             to the suitability of the director nominees,
                             Fairvest takes the view that shareholders should
                             have the ability to cast ballots with respect to
                             individuals rather than the entire slate. If this
                             is possible, they will not be forced to withhold
                             votes for the board as a whole as their only method
                             of registering a negative view of an individual or
                             individuals. The board is a majority independent
                             and there are no insiders on the Audit or
                             Compensation Committees.
                  2       Approve Deloitte & Touche LLP as    For         For                        Mgmt
                         Auditors and Authorize Board to
                          Fix Remuneration of Auditors
                             Deloitte & Touche LLP have been the company's
                             auditors since 1999. The circular does not provide
                             the audit or non-audit fees paid to the auditor
                             over the most recent fiscal year.
                  3       Change Company Name to Tahera       For         For                        Mgmt
                          Diamond Corporation
                             The company is proposing to change its name in
                             order to reflect the focus of the corporation on
                             the diamond sector.
                  4       Allow Board to Appoint Additional   For         For                        Mgmt
                          Directors Between Annual Meetings This amendment will
                             allow the board to appoint additional directors
                             between annual meetings of shareholders as allowed
                             under the CBCA. As such number of directors so
                             appointed may not exceed one-third of the number of
                             directors elected by shareholders at the last AGM
                             and must be re-elected at the next AGM, we do not
                             oppose this resolution.
                  5       Approve Restricted Share Plan       For         Against                    Mgmt
                             This item will  create a new  Restricted  Share
                             plan,  reserving 5 million shares for issuance.
                             The  total  cost  of  the  company's   plan  is
                             compared   to  an   allowable   cap   using   a
                             compensation  model.  The  allowable  caps  are
                             industry-specific,    market   cap-based,   and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total cost of the  company's  Restricted  Share
                             Plan of 0.95  percent is within  the  allowable
                             cap for this  company of 6.55  percent.  Please
                             see the section below  entitled  'Multiple Plan
                             Notes'  for a  further  discussion  of this and
                             other  plans.   We  oppose  the   amendment  to
                             increase shares reserved for options,  however,
                             because  it  would  appear  that   non-employee
                             directors   participate   in   options   on   a
                             discretionary  basis.  This is a practice which
                             gives rise to the  possibility of  self-dealing
                             by  directors  in  options.  Directors  who are
                             able to grant themselves  options without limit
                             could find their independence compromised.  The
                             Restricted  Share Plan  represents  dilution of
                             1.04 percent on a fully-diluted basis.
                  6       Approve 2004 Stock Option Plan      For         Against                    Mgmt
                             This item will  create a new 2004 Stock  Option
                             Plan (15 million  shares will be  reserved)  to
                             supercede  the existing 1999 Stock Option Plan.
                             The  total  cost  of  the  company's   plan  is
                             compared   to  an   allowable   cap   using   a
                             compensation  model.  The  allowable  caps  are
                             industry-specific,    market   cap-based,   and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             combined  shareholder  value  transfer  for all
                             equity-based  plans considered is 8.11 percent,
                             which    exceed   the    company's    allowable
                             shareholder   value   transfer   cap  of   6.55
                             percent.  However,  Fairvest will support those
                             plans that provide, in aggregate,  the greatest
                             shareholder  value transfer  without  exceeding
                             the  allowable  cap  and  that  do not  violate
                             repricing  guidelines.  The  total  cost of the
                             company's  stock  option  plans of 7.17 percent
                             is above the  allowable cap for this company of
                             6.55  percent.   We  oppose  the  amendment  to
                             increase shares reserved for options,  as well,
                             because  it  would  appear  that   non-employee
                             directors   participate   in   options   on   a
                             discretionary  basis.  This is a practice which
                             gives rise to the  possibility of  self-dealing
                             by  directors  in  options.  Directors  who are
                             able to grant themselves  options without limit
                             could  find  their  independence   compromised.
                             Shareholders  should  note that this plan could
                             allow  options to be granted  with a discounted
                             exercise  price  if  permitted  for by the  TSX
                             Venture   Exchange.    Option-driven   dilution
                             represents  8.74  percent  on  a  fully-diluted
                             basis.
                  7       Approve Reduction in Stated         For         For                        Mgmt
                          Capital
                             The board proposes to reduce the stated capital by
                             $43,339,869. This would allow the elimination of
                             the total deficit of the same amount. This proposal
                             would also reduce the paid-up capital of the common
                             shares. This is a routine accounting request, which
                             we do not oppose.


05/20/04 - A      Tiffany & Co. *TIF*            886547108                              03/25/04                    22,500
                  1       Elect Directors                     For         For                        Mgmt
                  1.1     Elect Director Michael J.
                          Kowalski --- For
                             We recommend a vote FOR the directors.
                  1.2     Elect Director Rose Marie Bravo
                          --- For
                  1.3     Elect Director William R. Chaney
                          --- For
                  1.4     Elect Director Samuel L. Hayes
                          III --- For
                  1.5     Elect Director Abby F. Kohnstamm
                          --- For
                  1.6     Elect Director Charles K. Marquis
                          --- For
                  1.7     Elect Director J. Thomas Presby
                          --- For
                      1.8 Elect Director James E. Quinn ---
                                       For
                  1.9     Elect Director William A. Shutzer
                          --- For
                  2       Ratify Auditors                     For         For                        Mgmt


05/20/04 - A      Trend Mining Co                89486R106                              04/20/04                   100,000
                  1       Elect Directors                     For         Split                      Mgmt
                  1.1     Elect Director Jeffrey M.
                          Christian --- For
                             We recommend a vote FOR the directors with the
                             exception of insiders John P. Ryan and Kurt J.
                             Hoffman. We recommend that shareholders WITHHOLD
                             votes from John P. Ryan and Kurt J. Hoffman for
                             failure to establish independent audit,
                             compensation and nominating committees.
                  1.2     Elect Director Bobby E. Cooper
                          --- For
                  1.3     Elect Director Kurt J. Hoffman
                          --- Withhold
                       1.4 Elect Director John P. Ryan ---
                                    Withhold
                  1.5     Elect Director J. Michael
                          Sharratt --- For
                  1.6     Elect Director Ishiung J. Wu ---
                          For


06/17/04 - A/S    WESTERN PROSPECTOR GROUP LTD   959262106                              05/13/04                   900,000
                  1       Authorize Board to Fix              For         For                        Mgmt
                          Remuneration of the Auditors
                             The  circular  does not  provide  the  audit or
                             non-audit  fees  paid to the  auditor  over the
                            most recent fiscal year.
                  2       Appoint Auditors                    For         For                        Mgmt
                             PricewaterhouseCoopers   LLP   have   been  the
                         company's auditors since 1999.
                  3       Elect John S. Brock as Director     For         Withhold                   Mgmt
                             We  recommend  withholding  votes  from John S.
                             Brock  because  he is an  insider  on the Audit
                             Committee. The board is not majority independent.
                  4       Elect R.E. Gordon Davis as          For         For                        Mgmt
                          Director
                  5       Elect Wayne J. Roberts as Director  For         For                        Mgmt
                  6       Elect David R. Reid as Director     For         For                        Mgmt
                  7       Elect Kenneth B. De Graaf as        For         For                        Mgmt
                          Director
                  8       Approve Stock Option Plan           For         Against                    Mgmt
                             Shareholders  are  being  asked to  approve  an
                             amendment  to the  company's  stock option plan
                             that would,  if passed,  increase the number of
                             shares  available for issuance  pursuant to the
                             plan from 2,166,854  common shares to 3,463,877
                             common  shares.  Shareholders  should note that
                             part of this resolution  seeks approval for the
                             grant of 330,000  options to a director  and an
                             employee  that  exceeds  the  current   maximum
                             (before this  resolution  passes).  As well, it
                             is  noteworthy  that  part of  this  resolution
                             asks  shareholders  to  approve  the  grant  of
                             options to insiders,  within a 12 month period,
                             a number of options  exceeding 10% of the issue
                             common shares.  Fairvest feels that such grants
                             are excessive.  The total cost of the company's
                             plan is  compared to an  allowable  cap using a
                             compensation  model.  The  allowable  caps  are
                             industry-specific,    market   cap-based,   and
                             pegged to the average  amount paid by companies
                             performing  in the top  quartile  of their peer
                             groupings.    Industry    classifications   are
                             established  using standard industry code (SIC)
                             groups.   Using   historic   data   tracked  by
                             Fairvest of the value of authorized  shares for
                             issue  at  each  company   ranked  in  the  top
                             quartile  of  its  industry,  a  benchmark  pay
                             level is  established  for each  industry.  The
                             total  cost of the  company's  plans  of  13.95
                             percent  is above  the  allowable  cap for this
                             company of 10.11  percent.  We also  oppose the
                             amendment  to  increase   shares  reserved  for
                             options,  however, because it would appear that
                             non-employee  directors  participate in options
                             on a  discretionary  basis.  This is a practice
                             which   gives  rise  to  the   possibility   of
                             self-dealing    by    directors   in   options.
                             Directors  who  are  able to  grant  themselves
                             options   without   limit   could   find  their
                             independence  compromised.  Shareholders should
                             note that this plan could  allow  options to be
                             granted  with a  discounted  exercise  price if
                             permitted for by the TSX Venture Exchange.  The
                             amended  plan  represents   dilution  of  17.56
                             percent on a fully-diluted basis.
                  9       Amend Terms of Outstanding Options  For         Against                    Mgmt
                             Shareholders  are being  asked to  approve  the
                             repricing  of  options  previously  granted  to
                             insiders.  An aggregate  of  1,175,000  options
                             granted at  exercise  prices of $0.22 and $0.23
                             would  be  repriced  to  $0.10.  The  company's
                             shares are  currently  trading  at $0.27,  thus
                             the   options   in   question   are  no  longer
                             underwater.  Additionally, we do not approve of
                             the repricing of options.  If insiders are able
                             to have exercise  prices reset following a fall
                             in share price,  the  incentive  purpose of the
                             plan is undermined.  We believe that the use of
                             options as incentive  means that  insiders must
                             bear the same risks as  shareholders in holding
                             these   options.   By  making  them  an  almost
                             risk-free  proposition,  the incentive  purpose
                             of the plan is  diluted  and  shareholders  pay
                             the price.


06/24/04 - A/S    Yamana Gold Inc. *YRI*         98462Y100                              05/21/04                   350,000
                  1       Elect Peter Marrone, Victor H.      For         Withhold                   Mgmt
                        Bradley, James Askew, Patrick J.
                          Mars, Juvenal Mesquita Filho,
                         Antenor F. Silva Jr. and Lance
                          Tigert as Directors
                             Given that shareholders may wish to express
                             differing views as to the suitability of the
                             director nominees, Fairvest takes the position that
                             shareholders should have the ability to cast
                             ballots with respect to individuals rather than the
                             entire slate. If this is possible, they will not be
                             forced to withhold votes for the board as a whole
                             as their only method of registering a negative view
                             of an individual or individuals. We recommend
                             withholding votes from the entire slate because
                             there is an insider on the Compensation Committee.
                  2       Ratify Deloitte & Touche LLP as     For         For                        Mgmt
                          Auditors
                  3       Approve Share Subscription          For         For                        Mgmt
                          Arrangements
                  4       Amend Stock Option Plan             For         Against                    Mgmt
                             Vote  Recommendation  The  total  cost  of  the
                             company's  plans of 4.90  percent is within the
                             allowable   cap  for  this   company   of  5.87
                             percent.  We oppose the  amendment  to increase
                             shares reserved for options,  however,  because
                             it would  appear  that  non-employee  directors
                             participate  in  options  on  a   discretionary
                             basis.  This is a practice  which gives rise to
                             the  possibility of  self-dealing  by directors
                             in  options.  Directors  who are  able to grant
                             themselves  options  without  limit  could find
                             their independence compromised.


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS




By:     /s/Frank E. Holmes
        ------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 31, 2004